UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082
(Address of principal executive offices)	(Zip code)
Eric Wietsma
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MML Series Investment Fund II

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2019

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that retirement investors’ long-term financial security is crucial. In our view, the dynamics of the investment markets during 2019 validate, for those planning for retirement, the importance of maintaining a long-term perspective rather than reacting to current headlines.”

December 31, 2019

Markets remained strong overall

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2019. During the period, U.S. stocks delivered one of their best years of returns, benefiting from an accommodative Federal Reserve Board (the “Fed”), investors’ belief that the U.S.-China trade war was on a path to resolution, and diminished investors’ concerns that the global economy was entering a period of recession.

Investor concerns of a global economic recession eased considerably during the year, aided by low unemployment, strong consumer spending, and renewed monetary stimulus by global central banks.

Bond investors were the beneficiaries of a falling yield environment fueled by Fed policy. Consequently, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Corporate High Yield Index all advanced strongly for the year.

In MassMutual’s view, the dynamics of the investment markets during 2019 validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out market downturns as you work toward achieving your long-term investment goals.

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation regularly – and diversify*

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently from one another at any given time. Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon and risk tolerance; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that your retirement savings could “run out” during your lifetime.

We’re people protecting people

MassMutual believes that your long-term financial security is crucial. Our ongoing commitment is to help people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually remind retirement investors of the importance of maintaining a long-term perspective on retirement planning. Our view is that planning isn’t about crunching numbers – it’s about those moments when it all pays off – and that the more you plan for life’s greatest moments, the more you can relax and enjoy them. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

*	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA. All rights reserved. www.massmutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 1/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2019

Market Highlights

•

During 2019, U.S. stocks delivered one of their best years of returns, benefiting from an accommodative Federal Reserve Board (the “Fed”), investors’ belief that the U.S.-China trade war was on a path to resolution, and diminished investors’ concerns that the global economy was entering a period of recession.

•	Concerns of a global economic recession eased considerably during the year, aided by low unemployment, strong consumer spending, and renewed monetary stimulus by global central banks.

•	Foreign stocks in both developed markets and emerging markets also performed well, though they trailed their U.S. counterparts for the period.

•	U.S. bond investors benefited from falling interest rates, a stable U.S. dollar, and accommodative global central bank policy.

Market Environment

U.S. equity investors benefited from a decrease in volatility in 2019 and expectations that a global recession would be avoided in the near term. U.S. stocks delivered positive returns in each of the four quarters of the year. The S&P 500® Index* (the “S&P 500”) and the Dow Jones Industrial AverageSM (the “Dow”) each posted strong positive results for the year, gaining 31% and 25% respectively.

In the first quarter of 2019, investors pushed aside concerns over slowing global economic growth and increased market volatility to push global stock prices to near all-time highs. The market rally was fueled by the Fed’s decision to hold off on interest rate hikes in 2019 (and to instead lower rates), the end of the government shutdown (which ran from December 22, 2018 to January 25, 2019), and evidence that the trade war between the U.S. and China was on a path to resolution.

Markets continued to gain traction in the second quarter, as investors tamped down fears of a global economic slowdown, and continued to send global stock prices on an upward trajectory. The market rally was bolstered by expectations that the Fed would be cutting interest rates as early as July 2019 and the belief that the trade negotiations between the U.S. and China remained on track.

Volatility returned to the markets in the third quarter, as investor concerns that trade war-related conflicts would spark a global economic slowdown flew in the face of strong consumption in the United States, a rebound in U.S. housing, and renewed monetary stimulus from a majority of the world’s central banks. The temporary inversion of the U.S. yield curve also troubled investors. Inversions of the yield curve, where short-term rates are higher than long-term rates, have historically signaled future economic contractions.

It was back to the races in the fourth quarter, with investors responding positively to the Fed’s move to lower the federal funds rate (i.e., the interest rate that banks and financial institutions charge each other for borrowing funds overnight), better-than-expected corporate earnings, the resurgence of the housing sector in the U.S., and progress being made in the U.S.-China trade war. Emerging-market stocks led global markets upward in the face of a weakening U.S. dollar.

At year end, the broad market S&P 500 ended up 31.49% and the Dow followed a similar pattern, advancing 25.34%. The technology-heavy NASDAQ Composite Index gained 36.69%, led by technology giant Apple, which appreciated 87% for the year. Small-cap stocks underperformed their larger peers and growth stocks continued to outperform their value counterparts during the period.

All sectors of the S&P 500 delivered positive results for the year, with the information technology sector being the clear winner, up 50.29%. The information technology, communication services, and financials sectors were the only areas of the market that outperformed the broad market, as represented by the S&P 500. The energy sector, while up, was the top laggard, up just 11.81% for the year.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, had a strong year, although they trailed their U.S. peers, and ended the year 22.01% higher. Emerging markets, as measured by the MSCI Emerging Markets Index, also had a strong year, with an advance of 18.42%. International stocks benefited from accommodative monetary policy, investors’ belief that the U.S.-China trade war was done escalating, and diminished concerns that the global economy was on the brink of a recession.

The Fed’s influence on markets was considerable in 2019. In the first quarter, it signaled that it was done raising interest rates over concerns that higher rates were impacting economic expansion. In the second quarter, Fed Chairperson Jerome Powell addressed fears of how the continuing U.S.-China trade war could hurt the U.S. economy and commented that the Fed would “act as appropriate to sustain the expansion.” This perceived willingness to cut interest rates was positive for risk assets and drove equities higher. In the second half of 2019, the Fed took action to sustain the economic expansion, cutting interest rates in July, September, and October.

Bond yields fell during the year, with the 10-year U.S. Treasury bond falling below 1.50% in September. After starting the year at 2.69%, yields fell 0.77% to end 2019 at 1.92%. Since falling yields drive bond prices up, returns on the Bloomberg Barclays U.S. Aggregate Bond Index were strong for the year, with an 8.72% advance. Investment-grade corporate bonds also fared well in the falling yield environment. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the year with a gain of 14.54%. The Bloomberg Barclays U.S. Corporate High Yield Index also ended the year in positive territory, appreciating 14.32%.

As we enter 2020, we continue to see high valuations in the equity market, from a historical perspective. At MassMutual, we remain convinced that a broadly diversified portfolio aligned with a long-term strategy is the wisest course for those investors seeking retirement income. We remind you that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, taking into consideration how long you have to save and invest, as well as your financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

4

MML Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 21.38%, underperforming, by a wide margin, the 31.49% return of the S&P 500® Index (the “stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund substantially outperformed the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “bond component’s benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Fund outperformed the 19.44% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, the Fund underperformed the 22.11% return of the Custom Balanced Index (the “blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, there were three distinct phases within the Fund’s equity portfolio. The first was a rally in low-quality stocks as the market rebounded from the 2018 sell-off and priced in a Federal Reserve (the Fed) rate cut. This behavior was similar to that which occurs in the market at the end of a recession; the only difference was that there was no recession. The second phase was a rally in growth stocks, which were the leaders of 2018 that declined sharply in the fourth quarter of 2018. In the third phase, value stocks ended the year strongly, as there were hints of a resolution of the trade war and a realization that value shares had become extraordinarily cheap.

Both the Fund’s allocation to, and its investments in, the consumer discretionary sector detracted from relative performance. The Fund held an overweight stake, relative to the benchmark, in the sector for most of the year. Within the consumer discretionary sector, the Fund held overweight stakes in traditional retailers Kohl’s, Nordstrom, and Foot Locker, based on their valuations. These holdings, however, significantly underperformed both the benchmark and the behemoth of the sector, internet retailer Amazon, during a time when consumers continued to ramp up their online shopping at the expense of traditional retailers.

The Fund also was significantly overweight in the financials sector throughout the year. Banks have been growing their earnings and have improved their balance sheets and loan quality. They borrow at the short rate and lend at the long rate, so a steeper yield curve (i.e., the difference between the long rates and the short rates) is generally favorable for them. These stocks fell, however, throughout the first three quarters of 2019 due to declining long-term interest rates. When long-term rates rose and short-term rates declined in the fourth quarter, making the yield curve steeper, banks rebounded and this helped the Fund’s performance. The Fund held overweight stakes in Bank of America and Citigroup, whose returns both advanced over 40% for the year.

The Fund’s fixed-income segment’s notable performance detractors for the year were in the securitized sectors – in particular, asset-backed securities backed by student loan and aviation collateral. Portfolio positioning within 30-year government mortgage-backed securities was a drag on performance, as lower mortgage rates drove an unexpected increase in refinancing activity, weighing on bond prices. During the year, the Fund was overweight corporate bonds, which was a primary driver of performance. Allocations to banking, life insurance, and property & casualty insurance were top contributing industry holdings for the Fund.

5

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

The equity portion of the Fund used derivatives, which resulted in a small gain to the Fund’s performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. In the fixed-income segment, the Fund used derivative instruments for yield curve, duration, downside hedging, and to gain exposures. In aggregate, these positions positively contributed to the Fund’s performance.

Subadviser outlook

Interest rates in the U.S. have been generally declining for over 30 years. Rates are essentially the price of money to borrow, so classical economics would tell us that there was more money to lend than there was a demand for money. Fund management believes, however, that the excess supply of money can be attributed to an aging population, movement to a service-based economy that requires less capital, expansive money supply by our central bank (allowed by the dollar’s position as the world’s reserve currency), and other factors. There may be cyclical pressure on rates, but Fund management believes that secularly low rates could continue – along with their salutary effect on financial asset prices.

MML Blend Fund Portfolio Characteristics (% of Net Assets) on 12/31/19

Common Stock	65.7%
Corporate Debt	12.0%
Non-U.S. Government Agency Obligations	11.0%
U.S. Government Agency Obligations and Instrumentalities	9.0%
U.S. Treasury Obligations	1.1%
Mutual Funds	0.4%
Sovereign Debt Obligations	0.3%
Municipal Obligations	0.2%
Purchased Options	0.2%
Preferred Stock	0.1%
Rights	0.0%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%

Net Assets	100.0%

6

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	02/03/1984	21.38%	7.94%	10.02%
Service Class	08/15/2008	21.08%	7.67%	9.75%
S&P 500 Index*		31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Bond Index		8.72%	3.05%	3.75%
Lipper Balanced Fund Index		19.44%	6.76%	8.12%
Custom Balanced Index		22.11%	8.35%	9.81%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

7

MML Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace, with a focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund’s two subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which managed approximately 35% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 65% of the Fund’s portfolio, as of December 31, 2019. T. Rowe Price replaced OppenheimerFunds, Inc. as subadviser effective May 17, 2019.

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 25.92%, underperforming the 26.54% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, within the Brandywine Global component of the Fund, prescription drug price reform threats from the federal government, along with scrutiny over the opioid epidemic, weighed heavily on the industry and the prospects for future earnings growth of some of the Fund component holdings within the health care sector, like Pfizer and Gilead. Biopharmaceutical company Abbvie was another Fund component holding that underperformed substantially after announcing a very expensive acquisition for Allergan; Fund management subsequently eliminated Abbvie from the portfolio. Much of the health care sector lagged the broader market throughout the year, during which time Brandywine Global maintained a meaningful overweight, relative to the benchmark, in both the pharmaceutical and biotechnology industries. This proved to be the biggest drag on performance for 2019. On the other hand, helping to drive performance for the year was Brandywine Global’s large overweight positions in both the financials and technology sectors. Semiconductor and semiconductor equipment companies were the best-performing Fund component holdings. In addition, technology giant Apple continued to have another great year, nearly doubling in value before Brandywine Global eliminated it from the portfolio on valuations.

For the portion of the year that OppenheimerFunds, Inc. served as co-subadviser of the Fund (January 1, 2019–May 16, 2019), within its component of the Fund, weaker stock selection in the industrials sector and a modest overweight exposure to the health care sector, which significantly underperformed the broader market, offset strong relative returns from stock selection within the financials and information technology sectors. Fund component holdings that were key individual detractors included DuPont, UnitedHealth Group, and Pfizer. Fund component holdings that contributed the most to performance included Cisco Systems, Bank of America, and Citigroup.

For the portion of the year that T. Rowe Price served as co-subadviser of the Fund (May 17, 2019–December 31, 2019), stock selection was the primary reason for T. Rowe Price’s underperformance. Fund component holdings in the financials, information technology, and industrials and business services sectors were the largest relative detractors from full-year returns. Within the financials sector, American International Group and Bank of America were two Fund component holdings that lagged the benchmark. Fund component holdings in information technology that held back T. Rowe Price’s performance included Microsoft and Cisco Systems. In industrials and business services, Boeing was the worst-performing T. Rowe Price holding. There were no contributors to relative performance during the period.

8

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Brandywine Global notes that the phase one partial trade agreement between the U.S. and China eased some global growth concerns and that risk of a disruptive Brexit seems to have also softened. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) Brandywine Global reports that its component of the Fund continues to have a bias away from overpriced bond yield proxies, such as utilities and real estate investment trusts (REITs), while maintaining a pro-cyclical bias with overweight allocations in the technology and industrials sectors. Brandywine Global’s view is that partial protection from any economic slowdown could come from its overweight in often-defensive, higher-quality stocks, such as those with positive earnings, high return on equity, or larger share buybacks – and from insurance stocks, which could counterbalance any faltering in the economy and resulting underperformance of cyclicals.

T. Rowe Price observes that significant moves by global central banks to loosen monetary policy have eased financial conditions, which is supportive of global economic activity. Indeed, the most recent global manufacturing purchasing managers’ surveys suggest that activity may have turned up recently, such as in Europe, where T. Rowe Price has seen early signs of green shoots (i.e., signs of economic recovery during an economic downturn). While slowing Chinese demand and geopolitical tensions, including protests in Hong Kong and U.S. impeachment proceedings, continue to weigh on global activity, T. Rowe Price believes that manageable trade tensions and the fading risk of a no-deal Brexit could support a rebound in global growth in 2020.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/19

JP Morgan Chase & Co.	4.8%
Johnson & Johnson	3.0%
Wells Fargo & Co.	2.6%
Bank of America Corp.	2.4%
Exxon Mobil Corp.	2.1%
Intel Corp.	2.0%
Merck & Co., Inc.	2.0%
Verizon Communications, Inc.	1.9%
Chevron Corp.	1.7%
American International Group, Inc.	1.6%

24.1%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/19

Financial	30.2%
Consumer, Non-cyclical	18.3%
Technology	12.7%
Industrial	10.6%
Energy	7.6%
Utilities	5.8%
Consumer, Cyclical	5.6%
Communications	5.2%
Basic Materials	2.8%
Mutual Funds	1.0%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

9

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/31/1973	25.92%	7.37%	10.52%
Service Class	08/15/2008	25.61%	7.10%	10.25%
Russell 1000 Value Index		26.54%	8.29%	11.80%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Managed Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 9.81%, outperforming the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From both a relative and an absolute perspective, the Fund enjoyed a very strong year performance-wise. U.S. Government bond yields fell sharply over the year, in part due to the U.S. Federal Reserve’s (the Fed) easing monetary policy. Credit spreads also tightened, as the economy avoided recession. (Credit spreads are the differences in yields between comparable bonds, with tightening spreads often indicating decreasing yields and increasing prices for bonds.) In the end, both factors contributed to healthy bond price appreciation for most investment-grade sectors.

For the year ended December 31, 2019, the Fund had an overweight allocation, relative to the benchmark, to the corporate sector, which was a primary driver of the Fund’s performance. The Fund’s allocations to banking, life insurance, and property & casualty insurance were top contributing industry holdings. Secondary oil & gas producers, electronics, and diversified manufacturing were the Fund holdings that detracted the most. BBB quality holdings proved to be the top-performing quality position over the period, and the Fund’s overweight stake contributed as well. BBB quality issuers showed less credit deterioration over 2019 when compared to higher-quality single-A rated issuers. BBB quality issuers reduced payouts to shareholders, while higher-quality, single-A rated issuers continued to pay a near peak share of their earnings out as dividends and share buybacks.

Notable performance detractors for the Fund were in the securitized sectors – in particular, asset-backed securities backed by student loan and aviation collateral. The Fund was overweight to these sectors during the year. Portfolio positioning within 30-year government mortgage-backed securities was a drag on performance, as lower mortgage rates drove an unexpected increase in refinancing activity, weighing on bond prices.

Fund management generally keeps portfolio duration (i.e., interest rate sensitivity) in line with that of the benchmark. Consequently, duration management did not have a significant effect on the Fund’s relative performance.

The Fund uses derivative instruments for yield curve, duration, downside hedging, and to gain exposures. They may also be used as a substitute for a direct investment. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. In aggregate, these positions positively contributed to performance.

Subadviser outlook

To Fund management, it appears that the global growth outlook, though far from robust, may be stabilizing after prompt policy support by global central banks – especially the Fed – helped alleviate recession fears. After three rate cuts in 2019, Fund management believes that the Fed is now likely on hold for a while, as it monitors growth trends. Fund management believes that modest, positive growth could be supportive for risk assets, including corporate and securitized sectors as we move into 2020.

11

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Still, they believe that security selection will be critical, as some sectors sport extended valuations – even as earnings have come down from prior healthy levels – and some corporate fundamentals remain stretched.

Despite modest weakness in 2019, Fund management believes that securitized sectors still represent good value, on the belief that the U.S. consumer remains on solid ground amid strong employment and rising wages. Consequently, they have maintained an overweight to the space going into 2020.

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/19

Corporate Debt	35.0%
Non-U.S. Government Agency Obligations	33.5%
U.S. Government Agency Obligations and Instrumentalities	26.0%
U.S. Treasury Obligations	1.7%
Sovereign Debt Obligations	0.7%
Purchased Options	0.7%
Municipal Obligations	0.5%
Mutual Funds	0.5%
Preferred Stock	0.2%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

12

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/16/1981	9.81%	3.14%	4.03%
Service Class	08/15/2008	9.54%	2.88%	3.77%
Bloomberg Barclays U.S. Aggregate Bond Index		8.72%	3.05%	3.75%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML U.S. Government Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 1.71%, underperforming the 2.25% return of the FTSE 3 Month US T Bill Index (the “benchmark”), which measures the performance of the last three three-month Treasury bill month-end rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Federal Reserve Board (the Fed) increased the federal funds target rate in December 2018 and then reversed course and lowered the rate three times for a total of 0.75% in 2019. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Fears of slowing global growth took hold at the end of the year and the Fed indicated that this was not the beginning of a longer easing cycle, but merely a short series of “insurance” cuts designed to keep the U.S. economy on track. 2019 began with the highest short-term rates in more than 10 years, but short rates responded to the Fed’s recent actions by moving lower as monetary policy continued to ease. LIBOR (London Interbank Offered Rate) rates decreased, with one-month LIBOR down 0.74% to 1.76% over the year, and three-month LIBOR down 0.90% to 1.91% over the 12-month period.

With LIBOR dropping so much in the last year, the Fund benefited from the purchase of longer-dated Treasuries in December 2018 when yields were at their highest levels. Conversely, the sharp drop in LIBOR hurt the Fund due to the large percentage of adjustable rate issues that were negatively affected by the unexpected drop. Currently, about 50% of the adjustable rate issues in the Fund are tied to the Secured Overnight Financing Rate (SOFR) – a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities – as LIBOR will be phased out within the next few years. However, the effects of a declining interest rate environment are similar, regardless of the benchmark those adjustable rate issues are tied to.

The Weighted Average Maturity (WAM) of the Fund started the year at its highest point of 53 days because of several longer-dated fixed rate trades done in December 2018. The WAM of the Fund decreased slowly throughout 2019, as the longer-dated paper inched closer to maturity. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) In mid-2019, when it became apparent that the Fed would begin easing for the first time in more than a decade, the Fund once again began lengthening the duration of the Fund’s portfolio to take advantage of rates that would be decreasing during the second half of 2019.

The disparity between the Fund’s WAM and Weighted Average Life (WAL) increased greatly in 2019. The main reason for this large disparity is that the Fund purchased a large number of SOFR-based adjustable rate issues as opposed to the LIBOR-based issues that Fund management had purchased in the past. Unlike the LIBOR-based adjustable rate issues that reset either monthly or quarterly, the SOFR-based issues reset daily, so even a one-year SOFR adjustable rate issue that will contribute 365 days to the Fund’s WAL will only contribute one day to the Fund’s WAM. The WAL of the Fund, which takes into account a bond’s final maturity date, began the year at 91 days, dipped into the high 60’s mid-year and then ended the year at 98 days.

14

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement Fund management’s views. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. During the period, the Fund used repurchase agreements, as proxies for commercial mortgage-backed securities to manage the Fund. Overall, these derivative positions modestly detracted from the Fund’s full-year performance.

Subadviser outlook

Barring unexpected additional growth weakness, Fund management believes that U.S. government yields will be range bound in 2020. Fund management believes that lower interest rates would require a marked deterioration in future growth prospects. Conversely, Fund management’s view is that higher rates will only manifest alongside a sharp pick-up in inflation expectations. Neither seems likely at the moment, in Fund management’s view.

As the Fed appears to be on hold for the majority, if not all, of 2020, Fund management expects to buy more adjustable rate issues, which it believes are more attractive than fixed-rate paper from a relative value standpoint. The Fund bought longer fixed-rate paper after the Fed announced, but before they began buying, the purchase of Treasury Bills in an effort to get ahead of the expected drop in yields. Fund management believes that the Fed’s purchase of Treasury Bills could drive yields on T-Bills and all short government and agency fixed-rate paper even lower, and will make adjustable rate issues even more attractive than they otherwise would be in a stagnant rate environment.

MML U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 12/31/19
Discount Notes	84.8%
Repurchase Agreement	8.6%
U.S. Treasury Bonds & Notes	8.4%

Total Short-Term Investments	101.8%
Other Assets & Liabilities	(1.8)%

Net Assets	100.0%

15

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/16/1981	1.71%	0.70%	0.35%
FTSE 3 Month US T Bill Index		2.25%	1.05%	0.56%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

16

MML Blend Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 65.8%

COMMON STOCK — 65.7%
Basic Materials — 1.2%
Chemicals — 0.9%
Air Products & Chemicals, Inc.	2,475	$581,600
Celanese Corp.	5,200	640,224
CF Industries Holdings, Inc.	10,690	510,341
Dow, Inc.	13,006	711,818
DuPont de Nemours, Inc.	16,906	1,085,365
Eastman Chemical Co.	6,070	481,108
Ecolab, Inc.	2	386
Linde PLC	346	73,664
LyondellBasell Industries NV Class A	15,640	1,477,667
PPG Industries, Inc.	2,818	376,175
The Sherwin-Williams Co.	1,673	976,263

		6,914,611

Forest Products & Paper — 0.1%
International Paper Co.	18,987	874,351

Iron & Steel — 0.1%
Nucor Corp.	11,656	656,000

Mining — 0.1%
Freeport-McMoRan, Inc.	64	840
Newmont Goldcorp Corp.	16,870	733,001

		733,841

		9,178,803

Communications — 9.9%
Advertising — 0.2%
The Interpublic Group of Cos., Inc.	22,122	511,018
Omnicom Group, Inc.	8,147	660,070

		1,171,088

Internet — 5.9%
Alphabet, Inc. Class A (a)	4,750	6,362,102
Alphabet, Inc. Class C (a)	5,411	7,234,615
Amazon.com, Inc. (a)	7,500	13,858,800
Booking Holdings, Inc. (a)	1,511	3,103,186
CDW Corp.	6,080	868,467
eBay, Inc.	41,777	1,508,567
Expedia Group, Inc.	1,877	202,979
F5 Networks, Inc. (a)	1,400	195,510
Facebook, Inc. Class A (a)	47,000	9,646,750
Netflix, Inc. (a)	143	46,271
NortonLifeLock, Inc.	55	1,404
TripAdvisor, Inc.	37	1,124
Twitter, Inc. (a)	300	9,615
VeriSign, Inc. (a)	2,991	576,306

		43,615,696

	Number of Shares	Value
Media — 1.3%
Charter Communications, Inc. Class A (a)	2,031	$985,197
Comcast Corp. Class A	93,724	4,214,768
Discovery, Inc. Class A (a) (b)	16,400	536,936
Discovery, Inc. Class C (a)	9,043	275,721
DISH Network Corp. Class A (a)	6,600	234,102
Fox Corp. Class A	14,622	542,038
Fox Corp. Class B	2,700	98,280
News Corp. Class A	66	933
ViacomCBS, Inc. Class B	20,143	845,402
The Walt Disney Co.	11,166	1,614,939

		9,348,316

Telecommunications — 2.5%
AT&T, Inc.	97,326	3,803,500
CenturyLink, Inc.	27,928	368,929
Cisco Systems, Inc.	144,142	6,913,050
Corning, Inc.	8,167	237,742
Juniper Networks, Inc.	7,289	179,528
Motorola Solutions, Inc.	2,107	339,522
Verizon Communications, Inc.	113,955	6,996,837

		18,839,108

		72,974,208

Consumer, Cyclical — 6.2%
Airlines — 0.5%
Alaska Air Group, Inc.	300	20,325
American Airlines Group, Inc.	2,200	63,096
Delta Air Lines, Inc.	23,200	1,356,736
Southwest Airlines Co.	27,183	1,467,338
United Airlines Holdings, Inc. (a)	11,700	1,030,653

		3,938,148

Apparel — 0.5%
Capri Holdings Ltd. (a)	2,800	106,820
Hanesbrands, Inc.	34,000	504,900
NIKE, Inc. Class B	17,884	1,811,828
PVH Corp.	1,620	170,343
Ralph Lauren Corp.	2,960	346,971
Tapestry, Inc.	6,220	167,754
Under Armour, Inc. Class C (a)	1,900	36,442
VF Corp.	2,200	219,252

		3,364,310

Auto Manufacturers — 0.6%
Cummins, Inc.	5,555	994,123
Ford Motor Co.	74,313	691,111
General Motors Co.	53,400	1,954,440
PACCAR, Inc.	12,722	1,006,310

		4,645,984

Auto Parts & Equipment — 0.0%
BorgWarner, Inc.	4,800	208,224

The accompanying notes are an integral part of the financial statements.

17

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Distribution & Wholesale — 0.1%
Copart, Inc. (a)	4,400	$400,136
Fastenal Co.	164	6,060
W.W. Grainger, Inc.	1,072	362,893

		769,089

Home Builders — 0.1%
D.R. Horton, Inc.	4,747	250,404
PulteGroup, Inc.	8,173	317,113

		567,517

Home Furnishing — 0.1%
Leggett & Platt, Inc.	86	4,372
Whirlpool Corp.	2,993	441,557

		445,929

Housewares — 0.0%
Newell Brands, Inc.	4,600	88,412

Leisure Time — 0.0%
Harley-Davidson, Inc.	3,302	122,801
Norwegian Cruise Line Holdings Ltd. (a)	1,300	75,933
Royal Caribbean Cruises Ltd.	610	81,441

		280,175

Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	12,700	1,408,557
Las Vegas Sands Corp.	9,000	621,360
Marriott International, Inc. Class A	6,081	920,846
Wynn Resorts Ltd.	8	1,111

		2,951,874

Retail — 3.9%
Advance Auto Parts, Inc.	1,010	161,762
AutoZone, Inc. (a)	464	552,768
Best Buy Co., Inc.	13,192	1,158,258
Costco Wholesale Corp.	530	155,778
Darden Restaurants, Inc.	2,654	289,312
Dollar General Corp.	3,780	589,604
Dollar Tree, Inc. (a)	48	4,514
The Gap, Inc.	10,990	194,303
Genuine Parts Co.	3,264	346,735
The Home Depot, Inc.	23,487	5,129,091
Kohl’s Corp.	8,530	434,603
L Brands, Inc.	2,200	39,864
Lowe’s Cos., Inc.	39,115	4,684,412
Macy’s, Inc.	10,351	175,967
McDonald’s Corp.	3,300	652,113
Nordstrom, Inc. (b)	10,308	421,906
O’Reilly Automotive, Inc. (a)	3,743	1,640,407
Ross Stores, Inc.	10,104	1,176,308
Starbucks Corp.	39,354	3,460,004
Target Corp.	17,286	2,216,238
Tiffany & Co.	802	107,187
The TJX Cos., Inc.	25,112	1,533,339

	Number of Shares	Value
Walgreens Boots Alliance, Inc.	10,857	$640,129
Walmart, Inc.	19,862	2,360,400
Yum! Brands, Inc.	3,675	370,183

		28,495,185

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,791	294,758

		46,049,605

Consumer, Non-cyclical — 13.6%
Agriculture — 0.9%
Altria Group, Inc.	74,259	3,706,267
Archer-Daniels-Midland Co.	92	4,264
Philip Morris International, Inc.	31,986	2,721,689

		6,432,220

Beverages — 1.1%
Brown-Forman Corp. Class B	15	1,014
The Coca-Cola Co.	73,030	4,042,210
Constellation Brands, Inc. Class A	542	102,845
Molson Coors Brewing Co. Class B	1,500	80,850
Monster Beverage Corp. (a)	8,400	533,820
PepsiCo, Inc.	21,770	2,975,306

		7,736,045

Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc. (a)	8,440	912,786
Amgen, Inc.	23,671	5,706,368
Biogen, Inc. (a)	9,472	2,810,627
Corteva, Inc.	6	177
Gilead Sciences, Inc.	46,910	3,048,212
Illumina, Inc. (a)	20	6,635
Incyte Corp. (a)	2,900	253,228
Regeneron Pharmaceuticals, Inc. (a)	2,090	784,753
Vertex Pharmaceuticals, Inc. (a)	1,250	273,687

		13,796,473

Commercial Services — 0.9%
Automatic Data Processing, Inc.	1,889	322,075
Cintas Corp.	2,378	639,872
Equifax, Inc.	2	280
Gartner, Inc. (a)	110	16,951
Global Payments, Inc.	2	365
H&R Block, Inc. (b)	26,163	614,307
Moody’s Corp.	5,040	1,196,547
Nielsen Holdings PLC	23,400	475,020
PayPal Holdings, Inc. (a)	7	757
Quanta Services, Inc.	2,013	81,949
Robert Half International, Inc.	10,626	671,032
S&P Global, Inc.	6,358	1,736,052
United Rentals, Inc. (a)	3,220	536,999
Verisk Analytics, Inc.	2,720	406,205

		6,698,411

The accompanying notes are an integral part of the financial statements.

18

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cosmetics & Personal Care — 1.0%
Colgate-Palmolive Co.	20,806	$1,432,285
The Estee Lauder Cos., Inc. Class A	1,570	324,268
The Procter & Gamble Co.	44,419	5,547,933

		7,304,486

Foods — 0.7%
Campbell Soup Co.	11,724	579,400
Conagra Brands, Inc.	7,774	266,182
General Mills, Inc.	19,062	1,020,961
The Hershey Co.	4,287	630,103
Hormel Foods Corp. (b)	3,232	145,796
The J.M. Smucker Co.	845	87,990
Kellogg Co.	28	1,936
The Kraft Heinz Co.	4,958	159,301
The Kroger Co.	24,258	703,239
McCormick & Co., Inc.	91	15,445
Mondelez International, Inc. Class A	1,675	92,259
Sysco Corp.	15,134	1,294,562
Tyson Foods, Inc. Class A	5,401	491,707

		5,488,881

Health Care – Products — 0.5%
Abbott Laboratories	1	87
Baxter International, Inc.	7,561	632,251
The Cooper Cos., Inc.	1,240	398,400
Danaher Corp.	86	13,199
Edwards Lifesciences Corp. (a)	1,750	408,258
Henry Schein, Inc. (a)	500	33,360
IDEXX Laboratories, Inc. (a)	1,830	477,868
Intuitive Surgical, Inc. (a)	8	4,729
Medtronic PLC	1,520	172,444
ResMed, Inc.	2,160	334,735
Stryker Corp.	2,780	583,633
Thermo Fisher Scientific, Inc.	2,281	741,029
Varian Medical Systems, Inc. (a)	7	994
Zimmer Biomet Holdings, Inc.	5	748

		3,801,735

Health Care – Services — 1.2%
Anthem, Inc.	5,476	1,653,916
Centene Corp. (a)	2,120	133,285
DaVita, Inc. (a)	7,630	572,479
HCA Healthcare, Inc.	9,790	1,447,060
Humana, Inc.	2,144	785,819
Laboratory Corp. of America Holdings (a)	2	338
Quest Diagnostics, Inc.	3,309	353,368
UnitedHealth Group, Inc.	13,984	4,111,016
Universal Health Services, Inc. Class B	50	7,173

		9,064,454

	Number of Shares	Value
Household Products — 0.1%
Church & Dwight Co., Inc.	3,400	$239,156
The Clorox Co.	4,243	651,470

		890,626

Household Products & Wares — 0.4%
Avery Dennison Corp.	1,915	250,520
Kimberly-Clark Corp.	17,005	2,339,038

		2,589,558

Pharmaceuticals — 4.9%
AbbVie, Inc.	58,722	5,199,246
Align Technology, Inc. (a)	1,370	382,285
Allergan PLC	1,250	238,963
AmerisourceBergen Corp.	6,507	553,225
Becton Dickinson and Co.	2	544
Bristol-Myers Squibb Co.	64,243	4,123,758
Cardinal Health, Inc.	5,978	302,367
Cigna Corp.	2,803	573,185
CVS Health Corp.	9,301	690,971
Dentsply Sirona, Inc.	56	3,169
Eli Lilly & Co.	39,264	5,160,468
Johnson & Johnson	49,892	7,277,746
McKesson Corp.	11,605	1,605,204
Merck & Co., Inc.	49,383	4,491,384
Mylan NV (a)	18,547	372,795
Pfizer, Inc.	114,441	4,483,798
Zoetis, Inc.	4,890	647,191

		36,106,299

		99,909,188

Energy — 2.2%
Oil & Gas — 2.1%
Apache Corp.	21	537
Cabot Oil & Gas Corp.	30,148	524,877
Chevron Corp.	23,238	2,800,411
Cimarex Energy Co.	1,900	99,731
ConocoPhillips	12,539	815,411
Devon Energy Corp.	6,447	167,429
Diamondback Energy, Inc.	2,460	228,436
EOG Resources, Inc.	5,478	458,837
Exxon Mobil Corp.	36,397	2,539,783
Helmerich & Payne, Inc.	60	2,726
Hess Corp.	3,032	202,568
HollyFrontier Corp.	13,000	659,230
Marathon Oil Corp.	7,327	99,501
Marathon Petroleum Corp.	38,100	2,295,525
Noble Energy, Inc.	56	1,391
Occidental Petroleum Corp.	629	25,921
Phillips 66	25,579	2,849,756
Pioneer Natural Resources Co.	1	151
Valero Energy Corp.	23,240	2,176,426

		15,948,647

The accompanying notes are an integral part of the financial statements.

19

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 0.1%
Baker Hughes Co.	31	$794
Halliburton Co.	16,867	412,735
National Oilwell Varco, Inc.	1,094	27,405
Schlumberger Ltd.	4,531	182,146
TechnipFMC PLC	40	858

		623,938

Pipelines — 0.0%
Kinder Morgan, Inc.	238	5,038
The Williams Cos., Inc.	48	1,139

		6,177

		16,578,762

Financial — 11.9%
Banks — 5.0%
Bank of America Corp.	135,398	4,768,718
The Bank of New York Mellon Corp.	35,507	1,787,067
Citigroup, Inc.	65,551	5,236,869
Citizens Financial Group, Inc.	5,900	239,599
Comerica, Inc.	5,821	417,657
Fifth Third Bancorp	11,821	363,377
The Goldman Sachs Group, Inc.	4,840	1,112,861
Huntington Bancshares, Inc.	6,800	102,544
JP Morgan Chase & Co.	65,732	9,163,041
KeyCorp	32,764	663,143
M&T Bank Corp.	2,545	432,014
Morgan Stanley	56,497	2,888,127
Northern Trust Corp.	3,459	367,484
The PNC Financial Services Group, Inc.	7,688	1,227,235
Regions Financial Corp.	26,715	458,429
State Street Corp.	6,576	520,162
SVB Financial Group (a)	2,100	527,184
Truist Financial Corp.	14,044	790,958
US Bancorp	21,902	1,298,570
Wells Fargo & Co.	78,716	4,234,921
Zions Bancorp NA	2,041	105,969

		36,705,929

Diversified Financial Services — 3.2%
Alliance Data Systems Corp.	3,580	401,676
American Express Co.	5,839	726,897
Ameriprise Financial, Inc.	7,456	1,242,020
BlackRock, Inc.	1,450	728,915
Capital One Financial Corp.	9,452	972,705
The Charles Schwab Corp.	21,112	1,004,087
Discover Financial Services	17,183	1,457,462
E*TRADE Financial Corp.	5,561	252,303
Franklin Resources, Inc.	5,387	139,954
Intercontinental Exchange, Inc.	1,115	103,193
Invesco Ltd.	14,412	259,128
Jefferies Financial Group, Inc.	37	791
Mastercard, Inc. Class A	26,510	7,915,621

	Number of Shares	Value
Nasdaq, Inc.	45	$4,819
Raymond James Financial, Inc.	3,900	348,894
Synchrony Financial	39,200	1,411,592
T. Rowe Price Group, Inc.	4,706	573,379
Visa, Inc. Class A	28,692	5,391,227
The Western Union Co. (b)	21,188	567,415

		23,502,078

Insurance — 1.9%
Aflac, Inc.	14,844	785,248
The Allstate Corp.	4,235	476,226
American International Group, Inc.	11,446	587,523
Aon PLC	3,445	717,559
Assurant, Inc.	96	12,584
Berkshire Hathaway, Inc. Class B (a)	21,606	4,893,759
Chubb Ltd.	4,088	636,338
Cincinnati Financial Corp.	39	4,101
Everest Re Group Ltd.	20	5,537
Globe Life, Inc.	3,282	345,430
The Hartford Financial Services Group, Inc.	5,152	313,087
Lincoln National Corp.	6,951	410,179
Loews Corp.	783	41,100
Marsh & McLennan Cos., Inc.	1,103	122,885
MetLife, Inc.	32,190	1,640,724
Principal Financial Group, Inc.	8,129	447,095
The Progressive Corp.	11,614	840,737
Prudential Financial, Inc.	8,037	753,388
The Travelers Cos., Inc.	4,097	561,084
Unum Group	16,131	470,380

		14,064,964

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	8,087	495,652

Real Estate Investment Trusts (REITS) — 1.6%
Alexandria Real Estate Equities, Inc.	120	19,390
American Tower Corp.	13,019	2,992,027
Apartment Investment & Management Co. Class A	82	4,235
AvalonBay Communities, Inc.	2,081	436,386
Boston Properties, Inc.	3,793	522,903
Crown Castle International Corp.	1,450	206,117
Digital Realty Trust, Inc. (b)	280	33,527
Duke Realty Corp.	9,000	312,030
Equinix, Inc.	300	175,110
Equity Residential	756	61,176
Essex Property Trust, Inc.	180	54,155
Extra Space Storage, Inc.	4,090	431,986
Healthpeak Properties, Inc.	12,035	414,846
Host Hotels & Resorts, Inc.	43,337	803,901
Iron Mountain, Inc. (b)	48	1,530
Kimco Realty Corp.	15,067	312,038
The Macerich Co. (b)	6,000	161,520

The accompanying notes are an integral part of the financial statements.

20

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mid-America Apartment Communities, Inc.	2,190	$288,773
Prologis, Inc.	12,838	1,144,379
Public Storage	3,103	660,815
Realty Income Corp.	700	51,541
Regency Centers Corp.	3,900	246,051
Simon Property Group, Inc.	15,305	2,279,833
SL Green Realty Corp.	2,790	256,345
UDR, Inc.	200	9,340
Ventas, Inc.	925	53,410
Vornado Realty Trust	1,373	91,304
Welltower, Inc.	1,500	122,670
Weyerhaeuser Co.	26	785

		12,148,123

Savings & Loans — 0.1%
People’s United Financial, Inc.	25,351	428,432

		87,345,178

Industrial — 4.7%
Aerospace & Defense — 1.0%
Arconic, Inc.	5,408	166,404
The Boeing Co.	72	23,455
General Dynamics Corp.	602	106,163
L3 Harris Technologies, Inc.	1,161	229,727
Lockheed Martin Corp.	11,970	4,660,878
Northrop Grumman Corp.	2,658	914,272
Raytheon Co.	3,309	727,120
United Technologies Corp.	2,493	373,352

		7,201,371

Building Materials — 0.1%
Johnson Controls International PLC	2,565	104,421
Masco Corp.	9,825	471,502
Vulcan Materials Co.	5	720

		576,643

Electrical Components & Equipment — 0.2%
AMETEK, Inc.	2,500	249,350
Emerson Electric Co.	12,269	935,634

		1,184,984

Electronics — 0.8%
Agilent Technologies, Inc.	63	5,374
Allegion PLC	1,633	203,374
Amphenol Corp. Class A	4,874	527,513
FLIR Systems, Inc.	2,852	148,504
Fortive Corp.	5,878	449,020
Garmin Ltd.	2,100	204,876
Honeywell International, Inc.	13,402	2,372,154
Keysight Technologies, Inc. (a)	4,500	461,835
Mettler-Toledo International, Inc. (a)	760	602,893
PerkinElmer, Inc.	20	1,942
TE Connectivity Ltd.	8,500	814,640

	Number of Shares	Value
Waters Corp. (a)	1,540	$359,821

		6,151,946

Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc.	820	73,661

Environmental Controls — 0.2%
Pentair PLC	2,523	115,730
Republic Services, Inc.	337	30,205
Waste Management, Inc.	9,373	1,068,147

		1,214,082

Hand & Machine Tools — 0.0%
Snap-on, Inc.	1,171	198,367
Stanley Black & Decker, Inc.	9	1,492

		199,859

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	15,845	2,339,990

Machinery – Diversified — 0.3%
Dover Corp.	1,303	150,184
Flowserve Corp.	1,870	93,070
Rockwell Automation, Inc.	6,753	1,368,631
Roper Technologies, Inc.	663	234,854
Xylem, Inc.	55	4,333

		1,851,072

Miscellaneous – Manufacturing — 0.9%
3M Co.	14,052	2,479,054
Eaton Corp. PLC	7,366	697,707
General Electric Co.	2,586	28,860
Illinois Tool Works, Inc.	15,815	2,840,848
Ingersoll-Rand PLC	390	51,839
Parker-Hannifin Corp.	2,268	466,800
Textron, Inc.	3,372	150,391

		6,715,499

Packaging & Containers — 0.1%
Ball Corp.	4	259
Packaging Corp. of America	5,550	621,544
Sealed Air Corp.	53	2,111
WestRock Co.	7,467	320,409

		944,323

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	1,110	278,477

Transportation — 0.8%
C.H. Robinson Worldwide, Inc.	2,520	197,064
CSX Corp.	19,307	1,397,054
Expeditors International of Washington, Inc.	126	9,831
Norfolk Southern Corp.	3	582
Union Pacific Corp.	11,252	2,034,249
United Parcel Service, Inc. Class B	17,960	2,102,398

		5,741,178

		34,473,085

The accompanying notes are an integral part of the financial statements.

21

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 14.2%
Computers — 5.2%
Accenture PLC Class A	15,660	$3,297,526
Apple, Inc.	83,287	24,457,227
Cognizant Technology Solutions Corp. Class A	14,656	908,965
DXC Technology Co.	7,579	284,895
Fortinet, Inc. (a)	2,720	290,387
Hewlett Packard Enterprise Co.	50,874	806,862
HP, Inc.	44,074	905,721
International Business Machines Corp.	38,390	5,145,796
Leidos Holdings, Inc.	5,000	489,450
NetApp, Inc.	8,998	560,125
Seagate Technology PLC	8,800	523,600
Western Digital Corp.	7,147	453,620

		38,124,174

Office & Business Equipment — 0.0%
Xerox Holdings Corp.	5,736	211,487

Semiconductors — 3.8%
Analog Devices, Inc.	1,072	127,396
Applied Materials, Inc.	35,339	2,157,093
Broadcom, Inc.	7,049	2,227,625
Intel Corp.	132,123	7,907,562
KLA Corp.	5,439	969,067
Lam Research Corp.	6,193	1,810,833
Maxim Integrated Products, Inc.	6,600	405,966
Microchip Technology, Inc.	21	2,199
Micron Technology, Inc. (a)	29,817	1,603,558
NVIDIA Corp.	2,256	530,837
QUALCOMM, Inc.	59,100	5,214,393
Skyworks Solutions, Inc.	5,940	718,027
Texas Instruments, Inc.	29,594	3,796,614
Xilinx, Inc.	5,996	586,229

		28,057,399

Software — 5.2%
Activision Blizzard, Inc.	200	11,884
Adobe, Inc. (a)	3,600	1,187,316
Akamai Technologies, Inc. (a)	2,026	175,006
Autodesk, Inc. (a)	7	1,284
Broadridge Financial Solutions, Inc.	720	88,949
Cadence Design Systems, Inc. (a)	10,500	728,280
Cerner Corp.	4,300	315,577
Citrix Systems, Inc.	4,937	547,513
Electronic Arts, Inc. (a)	14,107	1,516,644
Fidelity National Information Services, Inc.	540	75,109
Fiserv, Inc. (a)	502	58,046
Intuit, Inc.	6,190	1,621,347
Microsoft Corp.	158,395	24,978,891
MSCI, Inc.	1,700	438,906
Oracle Corp.	101,957	5,401,682
Paychex, Inc.	5,864	498,792

	Number of Shares	Value
salesforce.com, Inc. (a)	4	$650
Synopsys, Inc. (a)	2,630	366,096

		38,011,972

		104,405,032

Utilities — 1.8%
Electric — 1.8%
AES Corp.	48,287	960,911
Alliant Energy Corp.	5,400	295,488
Ameren Corp.	4,060	311,808
American Electric Power Co., Inc.	2,485	234,857
CenterPoint Energy, Inc.	4,131	112,652
CMS Energy Corp.	1,103	69,313
Consolidated Edison, Inc.	1,282	115,983
Dominion Energy, Inc.	6,647	550,505
DTE Energy Co.	3,020	392,207
Duke Energy Corp.	6,190	564,590
Edison International	826	62,289
Entergy Corp.	648	77,630
Evergy, Inc.	5,300	344,977
Eversource Energy	812	69,077
Exelon Corp.	22,140	1,009,363
FirstEnergy Corp.	19,380	941,868
NextEra Energy, Inc.	1,350	326,916
NRG Energy, Inc.	28,600	1,136,850
Pinnacle West Capital Corp.	1,396	125,542
PPL Corp.	41,918	1,504,018
Public Service Enterprise Group, Inc.	9,924	586,012
Sempra Energy	1,781	269,786
The Southern Co.	41,922	2,670,431
WEC Energy Group, Inc.	4,542	418,909
Xcel Energy, Inc.	2,172	137,900

		13,289,882

Gas — 0.0%
NiSource, Inc.	713	19,850

Water — 0.0%
American Water Works Co., Inc.	380	46,683

		13,356,415

TOTAL COMMON STOCK (Cost $331,485,701)		484,270,276

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp., 3 mo. USD LIBOR + 3.165% 5.100% VRN 1/15/53 (b)	20,000	533,000

TOTAL PREFERRED STOCK (Cost $500,000)		533,000

TOTAL EQUITIES (Cost $331,985,701)		484,803,276

The accompanying notes are an integral part of the financial statements.

22

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BONDS & NOTES — 33.6%

CORPORATE DEBT — 12.0%
Aerospace & Defense — 0.0%
L3Harris Technologies, Inc. 2.900% 12/15/29	$180,000	$182,856
United Technologies Corp. 6.125% 7/15/38	80,000	111,103

		293,959

Agriculture — 0.2%
BAT Capital Corp. 4.758% 9/06/49	110,000	113,735
Bunge Ltd. Finance Corp. 3.250% 8/15/26	262,000	261,056
4.350% 3/15/24	350,000	367,692
Imperial Brands Finance PLC 3.875% 7/26/29 (c)	346,000	349,038
Reynolds American, Inc. 4.450% 6/12/25	245,000	263,837
5.850% 8/15/45	220,000	252,493

		1,607,851

Airlines — 0.1%
American Airlines Group, Inc. 5.000% 6/01/22 (c)	511,000	534,634
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	25,096	25,828
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A, 4.100% 10/01/29	260,153	271,126
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.600% 9/01/27	87,289	90,270
WestJet Airlines Ltd. 3.500% 6/16/21 (c)	117,000	118,840

		1,040,698

Auto Manufacturers — 0.6%
Ford Motor Co. 5.291% 12/08/46	80,000	76,231
Ford Motor Credit Co. LLC 3.336% 3/18/21	400,000	403,008
3.810% 1/09/24	450,000	456,874
4.140% 2/15/23	465,000	478,425
4.375% 8/06/23	475,000	493,946
General Motors Co. 4.200% 10/01/27	215,000	224,867
5.150% 4/01/38	130,000	132,988
General Motors Financial Co., Inc. 3.500% 11/07/24	490,000	504,907
4.150% 6/19/23	582,000	611,385
4.200% 11/06/21	301,000	312,074

	Principal Amount	Value
Hyundai Capital America 2.850% 11/01/22 (c)	$385,000	$389,291

		4,083,996

Banks — 1.4%
Associated Banc-Corp. 4.250% 1/15/25	494,000	522,256
Bank of America Corp. 4.183% 11/25/27	255,000	276,534
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	200,000	230,584
4.750% 4/21/45	125,000	154,916
6.110% 1/29/37	220,000	297,380
7.750% 5/14/38	95,000	149,758
The Bank of Nova Scotia 4.500% 12/16/25	200,000	219,722
3 mo. USD LIBOR + 2.648% 4.650% VRN (d)	715,000	723,938
Barclays Bank PLC 10.179% 6/12/21 (c)	440,000	489,114
Barclays PLC 3 mo. USD LIBOR + 1.380% 3.284% FRN 5/16/24	345,000	348,940
4.337% 1/10/28	260,000	279,057
Citigroup, Inc. 3.875% 3/26/25	387,000	409,420
8.125% 7/15/39	90,000	150,251
Credit Suisse AG 6.500% 8/08/23 (c)	350,000	389,813
Deutsche Bank AG 3.150% 1/22/21	548,000	550,492
Discover Bank 5 year USD Swap + 1.730% 4.682% VRN 8/09/28	495,000	517,275
First Republic Bank 4.375% 8/01/46	935,000	1,033,032
Fulton Financial Corp. 3.600% 3/16/22	230,000	233,568
The Goldman Sachs Group, Inc. 4.250% 10/21/25	100,000	108,624
5.950% 1/15/27	212,000	253,362
6.250% 2/01/41	60,000	83,901
6.750% 10/01/37	200,000	277,826
HSBC Holdings PLC 4.250% 3/14/24	200,000	212,230
ING Groep NV 3.550% 4/09/24	290,000	303,530
JP Morgan Chase & Co. 5.600% 7/15/41	195,000	267,060
Morgan Stanley 4.350% 9/08/26	775,000	847,760
5.000% 11/24/25	275,000	309,761
SVB Financial Group 3.500% 1/29/25	400,000	419,117

The accompanying notes are an integral part of the financial statements.

23

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Valley National Bancorp 5.125% 9/27/23	$245,000	$262,977
Wells Fargo & Co. 5.375% 11/02/43	159,000	204,207
5.606% 1/15/44	110,000	144,963

		10,671,368

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900% 2/01/46	825,000	978,551
Molson Coors Brewing Co. 4.200% 7/15/46	285,000	284,473
5.000% 5/01/42	60,000	65,607

		1,328,631

Building Materials — 0.1%
Standard Industries, Inc. 5.000% 2/15/27 (c)	771,000	803,767
5.500% 2/15/23 (c)	178,000	180,893

		984,660

Chemicals — 0.4%
DuPont de Nemours, Inc. 5.319% 11/15/38	365,000	435,690
Huntsman International LLC 5.125% 11/15/22	197,000	210,428
LYB International Finance BV 5.250% 7/15/43	175,000	206,716
The Sherwin-Williams Co. 4.500% 6/01/47	105,000	119,352
Syngenta Finance NV 3.698% 4/24/20 (c)	410,000	411,290
4.441% 4/24/23 (c)	400,000	417,746
Yara International ASA 4.750% 6/01/28 (c)	745,000	809,803

		2,611,025

Commercial Services — 0.0%
ERAC USA Finance LLC 6.700% 6/01/34 (c)	78,000	105,308

Computers — 0.2%
Dell International LLC/EMC Corp. 6.020% 6/15/26 (c)	616,000	709,139
Genpact Luxembourg Sarl 3.375% 12/01/24	770,000	773,571
3.700% STEP 4/01/22	360,000	365,240

		1,847,950

Diversified Financial Services — 0.8%
Aircastle Ltd. 4.400% 9/25/23	190,000	200,897
5.000% 4/01/23	525,000	561,530
Ally Financial, Inc. 4.125% 2/13/22	375,000	387,188

	Principal Amount	Value
Antares Holdings LP 6.000% 8/15/23 (c)	$495,000	$520,804
Ares Finance Co. LLC 4.000% 10/08/24 (c)	355,000	354,872
Brookfield Finance, Inc. 4.850% 3/29/29	433,000	495,834
GE Capital International Funding Co. 4.418% 11/15/35	200,000	213,947
Global Aircraft Leasing Co. Ltd. 6.500% 9/15/24 (c)	325,000	339,121
Lazard Group LLC 3.625% 3/01/27	184,000	189,973
3.750% 2/13/25	160,000	169,023
4.500% 9/19/28	285,000	313,786
LeasePlan Corp. NV 2.875% 10/24/24 (c)	345,000	344,883
Legg Mason, Inc. 5.625% 1/15/44	175,000	198,754
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (c)	250,000	261,750
5.250% 8/15/22 (c)	1,375,000	1,464,925

		6,017,287

Electric — 0.6%
Avangrid, Inc. 3.800% 6/01/29	367,000	389,458
The Cleveland Electric Illuminating Co. 3.500% 4/01/28 (c)	155,000	161,451
CMS Energy Corp. 4.700% 3/31/43	115,000	129,710
4.875% 3/01/44	390,000	465,820
Entergy Louisiana LLC 4.950% 1/15/45	165,000	176,993
IPALCO Enterprises, Inc. 3.450% 7/15/20	615,000	617,660
3.700% 9/01/24	170,000	175,871
Metropolitan Edison Co. 4.300% 1/15/29 (c)	328,000	365,720
Nevada Power Co., Series N, 6.650% 4/01/36	135,000	187,039
NextEra Energy Capital Holdings, Inc. 2.750% 11/01/29	320,000	321,707
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	62,379
Pennsylvania Electric Co. 4.150% 4/15/25 (c)	295,000	313,962
Puget Energy, Inc. 3.650% 5/15/25	350,000	362,551
Southwestern Electric Power Co. 6.200% 3/15/40	180,000	237,200
Xcel Energy, Inc. 6.500% 7/01/36	390,000	527,500

		4,495,021

The accompanying notes are an integral part of the financial statements.

24

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electronics — 0.2%
The ADT Security Corp. 6.250% 10/15/21	$1,122,000	$1,183,710
Ingram Micro, Inc. 5.450% STEP 12/15/24	203,000	213,306

		1,397,016

Foods — 0.2%
Ingredion, Inc. 3.200% 10/01/26	155,000	156,729
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.500% 1/15/30 (c)	174,000	186,893
Kraft Heinz Foods Co. 4.625% 10/01/39 (c)	360,000	375,336
Mars, Inc. 3.950% 4/01/49 (c)	415,000	469,780

		1,188,738

Forest Products & Paper — 0.0%
Fibria Overseas Finance Ltd. 4.000% 1/14/25 (b)	250,000	258,315

Gas — 0.1%
NiSource, Inc. 4.800% 2/15/44	135,000	157,024
5.800% 2/01/42	175,000	219,307

		376,331

Health Care – Services — 0.0%
Advocate Health & Hospitals Corp. 3.829% 8/15/28	165,000	179,419
Humana, Inc. 4.800% 3/15/47	125,000	146,515

		325,934

Home Builders — 0.0%
Lennar Corp. 4.750% 5/30/25	200,000	215,000

Housewares — 0.1%
Newell Brands, Inc. 3.850% STEP 4/01/23	528,000	548,703

Insurance — 1.3%
Allstate Corp. 3 mo. USD LIBOR + 2.938% 5.750% VRN 8/15/53	990,000	1,064,319
American International Group, Inc. 4.200% 4/01/28	210,000	231,169
4.500% 7/16/44	200,000	230,706
4.750% 4/01/48	75,000	90,436
3 mo. USD LIBOR + 2.868% 5.750% VRN 4/01/48	625,000	687,162
AmTrust Financial Services, Inc. 6.125% 8/15/23 (b)	495,000	505,515
Arch Capital Group US, Inc. 5.144% 11/01/43	170,000	210,941

	Principal Amount	Value
Athene Holding Ltd. 4.125% 1/12/28	$1,255,000	$1,299,487
AXIS Specialty Finance LLC 3.900% 7/15/29	155,000	162,142
5 year CMT + 3.186% 4.900% VRN 1/15/40	300,000	304,073
AXIS Specialty Finance PLC 4.000% 12/06/27	665,000	705,162
Brown & Brown, Inc. 4.200% 9/15/24	246,000	261,702
CNO Financial Group, Inc. 5.250% 5/30/25	590,000	653,425
Enstar Group Ltd. 4.500% 3/10/22	370,000	383,653
Markel Corp. 3.350% 9/17/29	130,000	133,184
The Progressive Corp. 3 mo. USD LIBOR + 2.539% 5.375% VRN (d)	375,000	394,110
Prudential Financial, Inc. 3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	480,000	548,400
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	125,000	134,375
USF&G Capital I 8.500% 12/15/45 (c)	150,000	230,101
Voya Financial, Inc. 3 mo. USD LIBOR + 2.084% 4.700% VRN 1/23/48	180,000	180,450
Willis North America, Inc. 2.950% 9/15/29	180,000	178,409
4.500% 9/15/28	480,000	529,334
XLIT Ltd. 4.450% 3/31/25	483,000	526,281

		9,644,536

Internet — 0.1%
Amazon.com, Inc. 4.050% 8/22/47	325,000	382,475

Investment Companies — 0.5%
Ares Capital Corp. 3.500% 2/10/23	710,000	720,686
BlackRock TCP Capital Corp. 3.900% 8/23/24	850,000	868,519
4.125% 8/11/22	470,000	486,721
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250% 2/01/22	550,000	560,450
TPG Specialty Lending, Inc. 3.875% 11/01/24	805,000	810,929

		3,447,305

The accompanying notes are an integral part of the financial statements.

25

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Iron & Steel — 0.1%
Vale Overseas Ltd. 6.250% 8/10/26	$275,000	$322,795
6.875% 11/21/36	230,000	299,000

		621,795

Machinery – Diversified — 0.1%
CNH Industrial Capital LLC 3.875% 10/15/21	700,000	718,298

Media — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 5/01/27 (c)	200,000	211,000
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	225,000	278,939
Comcast Corp. 3.400% 7/15/46	220,000	223,293
3.450% 2/01/50	125,000	128,149
3.969% 11/01/47	135,000	148,733
4.750% 3/01/44	190,000	231,242
Discovery Communications LLC 3.950% 3/20/28	349,000	372,565
5.000% 9/20/37	160,000	180,830
Grupo Televisa SAB 6.625% 3/18/25	495,000	577,391
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	138,985

		2,491,127

Mining — 0.3%
Glencore Finance Canada Ltd. 5.550% STEP 10/25/42 (c)	149,000	157,969
Glencore Funding LLC 3.875% 10/27/27 (c)	160,000	165,245
4.625% 4/29/24 (c)	600,000	636,120
Kinross Gold Corp. 4.500% 7/15/27	166,000	173,885
5.125% 9/01/21	650,000	676,000
Teck Resources Ltd. 6.000% 8/15/40	200,000	223,272

		2,032,491

Miscellaneous – Manufacturing — 0.0%
General Electric Co. 4.125% 10/09/42	42,000	43,329

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.125% STEP 10/01/21	485,000	491,669

Oil & Gas — 0.8%
Antero Resources Corp. 5.375% 11/01/21	1,264,000	1,203,565

	Principal Amount	Value
Cenovus Energy, Inc. 4.250% 4/15/27	$275,000	$291,354
6.750% 11/15/39	100,000	127,407
Diamondback Energy, Inc. 3.250% 12/01/26	250,000	253,048
Encana Corp. 6.500% 2/01/38	80,000	94,518
EQT Corp. 3.000% 10/01/22	340,000	334,155
3.900% 10/01/27 (b)	1,090,000	1,014,138
Marathon Petroleum Corp. 4.500% 4/01/48	85,000	90,447
4.750% 9/15/44	100,000	109,938
6.500% 3/01/41	170,000	220,807
Newfield Exploration Co. 5.625% 7/01/24	250,000	274,721
5.750% 1/30/22	417,000	443,299
Occidental Petroleum Corp. 6.450% 9/15/36	250,000	307,104
6.600% 3/15/46	257,000	331,340
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	175,000	181,562
Petroleos Mexicanos 5.350% 2/12/28	190,000	189,050
6.375% 1/23/45	80,000	77,077
6.500% 3/13/27	60,000	63,703
6.625% 6/15/38	37,000	36,944
Saudi Arabian Oil Co. 4.250% 4/16/39 (c)	495,000	530,267

		6,174,444

Oil & Gas Services — 0.1%
National Oilwell Varco, Inc. 3.600% 12/01/29	285,000	285,869
3.950% 12/01/42	366,000	337,282
Patterson-UTI Energy, Inc. 3.950% 2/01/28 (b)	410,000	399,441

		1,022,592

Packaging & Containers — 0.1%
Amcor Finance USA, Inc. 3.625% 4/28/26 (c)	715,000	734,732

Pharmaceuticals — 0.6%
AbbVie, Inc. 4.050% 11/21/39 (c)	240,000	252,254
4.700% 5/14/45	490,000	547,560
Allergan Funding SCS 3.800% 3/15/25	300,000	315,272
Becton Dickinson and Co. 4.685% 12/15/44	225,000	263,320
Bristol-Myers Squibb Co. 4.350% 11/15/47 (c)	200,000	238,663

The accompanying notes are an integral part of the financial statements.

26

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cigna Corp. 4.800% 7/15/46 (c)	$195,000	$226,345
CVS Health Corp. 4.300% 3/25/28	250,000	273,110
5.050% 3/25/48	230,000	272,556
6.125% 9/15/39	175,000	223,574
CVS Pass-Through Trust 5.926% 1/10/34 (c)	252,324	294,165
McKesson Corp. 4.883% 3/15/44	60,000	65,461
6.000% 3/01/41	125,000	153,407
Mylan NV 3.950% 6/15/26	495,000	516,049
Teva Pharmaceutical Finance LLC 2.250% 3/18/20	200,000	200,118
Teva Pharmaceutical Finance Netherlands BV 2.200% 7/21/21	232,000	224,680
4.100% 10/01/46	75,000	54,000

		4,120,534

Pipelines — 0.8%
Cheniere Corpus Christi Holdings LLC 3.700% 11/15/29 (c)	105,000	107,228
Cheniere Energy Partners LP 4.500% 10/01/29 (c)	122,000	125,367
Energy Transfer Operating LP 4.200% 4/15/27	440,000	460,835
5.875% 1/15/24	200,000	221,428
6.125% 12/15/45	200,000	231,945
3 mo. USD LIBOR + 4.028% 6.250% VRN (d)	540,000	507,600
7.500% 10/15/20	235,000	244,219
EnLink Midstream Partners LP 4.150% 6/01/25	621,000	583,740
4.850% 7/15/26	149,000	139,688
Enterprise Products Operating LLC 3 mo. USD LIBOR + 3.033% 5.250% VRN 8/16/77	225,000	227,695
3 mo. USD LIBOR + 2.570% 5.375% VRN 2/15/78	195,000	193,790
EQM Midstream Partners LP 4.750% 7/15/23	500,000	501,596
MPLX LP 4.500% 4/15/38	195,000	198,427
6.250% 10/15/22 (c)	97,000	98,913
3 mo. USD LIBOR + 4.652% 6.875% VRN (d)	300,000	302,250
Plains All American Pipeline LP 3 mo. USD LIBOR + 4.110% 6.125% VRN (d)	585,000	545,512
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	268,000	285,603
4.700% 6/15/44	275,000	267,434

	Principal Amount	Value
Sunoco Logistics Partners Operations LP 5.300% 4/01/44	$75,000	$79,824
Western Gas Partners LP 4.000% 7/01/22	781,000	800,574
Western Midstream Operating LP 4.500% 3/01/28	105,000	103,665

		6,227,333

Private Equity — 0.2%
Apollo Management Holdings LP 5 year CMT + 3.266% 4.950% VRN 1/14/50 (c)	185,000	187,529
Carlyle Finance Subsidiary LLC 3.500% 9/19/29 (c)	245,000	244,400
Hercules Capital, Inc. 4.625% 10/23/22	470,000	473,824
KKR Group Finance Co. VI LLC 3.750% 7/01/29 (c)	280,000	298,463

		1,204,216

Real Estate Investment Trusts (REITS) — 0.8%
Alexandria Real Estate Equities, Inc. 2.750% 12/15/29	185,000	182,825
American Tower Trust #1 3.652% 3/15/48 (c)	310,000	324,073
Crown Castle International Corp. 5.200% 2/15/49	146,000	177,640
Healthcare Trust of America Holdings LP 3.500% 8/01/26	495,000	516,737
Mid-America Apartments LP 3.950% 3/15/29	140,000	152,788
SBA Tower Trust 2.836% 1/15/25 (c)	1,300,000	1,313,251
3.168% 4/09/47 (c)	260,000	262,662
Service Properties Trust 4.500% 6/15/23	170,000	176,738
Spirit Realty LP 3.200% 1/15/27	325,000	325,529
3.400% 1/15/30	120,000	120,632
4.000% 7/15/29	185,000	194,838
STORE Capital Corp. 4.625% 3/15/29	250,000	277,517
Tanger Properties LP 3.875% 12/01/23	322,000	331,533
UDR, Inc. 3.200% 1/15/30	180,000	184,117
VEREIT Operating Partnership LP 3.100% 12/15/29	635,000	624,019
4.625% 11/01/25	460,000	503,749

		5,668,648

Retail — 0.1%
El Puerto de Liverpool SAB de CV 3.950% 10/02/24 (c)	445,000	457,798

The accompanying notes are an integral part of the financial statements.

27

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Semiconductors — 0.0%
Microchip Technology, Inc. 3.922% 6/01/21	$165,000	$168,742

Software — 0.1%
Broadridge Financial Solutions, Inc. 2.900% 12/01/29	280,000	279,744
Microsoft Corp. 4.450% 11/03/45	530,000	663,663

		943,407

Telecommunications — 0.3%
AT&T, Inc. 4.750% 5/15/46	670,000	758,268
5.250% 3/01/37	95,000	113,504
6.250% 3/29/41	25,000	32,556
Cisco Systems, Inc. 5.500% 1/15/40	55,000	75,145
Crown Castle Towers LLC 4.241% 7/15/48 (c)	250,000	276,740
Qwest Corp 6.750% 12/01/21	162,000	174,427
Telefonica Emisiones SAU 4.665% 3/06/38	180,000	201,383
Verizon Communications, Inc. 6.550% 9/15/43	149,000	218,772

		1,850,795

Transportation — 0.1%
Autoridad del Canal de Panama 4.950% 7/29/35 (c)	210,000	244,652
CSX Corp. 4.750% 11/15/48	155,000	188,097
Pacific National Finance Pty Ltd. 4.625% 9/23/20 (c)	105,000	106,577

		539,326

Trucking & Leasing — 0.0%
DAE Funding LLC 4.000% 8/01/20 (c)	173,000	174,081

TOTAL CORPORATE DEBT (Cost $83,378,074)		88,557,464

MUNICIPAL OBLIGATIONS — 0.2%
JobsOhio Beverage System Series B 4.532% 1/01/35	325,000	380,919
Orange County Local Transportation Authority BAB 6.908% 2/15/41	230,000	332,442
State of California BAB 7.550% 4/01/39	475,000	761,909
7.600% 11/01/40	105,000	173,325

		1,648,595

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,455,225)		1,648,595

	Principal Amount	Value

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.0%
Automobile ABS — 0.4%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C 4.530% 3/20/23 (c)	$305,000	$312,197
Carvana Auto Receivables Trust, Series 2019-4A, Class D 3.070% 7/15/25 (c)	359,000	358,272
Hertz Vehicle Financing LP Series 2019-3A, Class B, 3.030% 12/26/25 (c)	493,000	490,534
Series 2018-1A, Class B, 3.600% 2/25/24 (c)	650,000	661,985
OneMain Direct Auto Receivables Trust, Series 2019-1A, Class B 3.950% 11/14/28 (c)	424,000	432,746
Santander Revolving Auto Loan Trust Series 2019-A, Class B, 2.800% 1/26/32 (c)	204,000	202,961
Series 2019-A, Class C, 3.000% 1/26/32 (c)	126,000	124,997
Series 2019-A, Class D, 3.450% 1/26/32 (c)	263,000	260,989

		2,844,681

Commercial MBS — 1.7%
Aventura Mall Trust, Series 2018-AVM, Class C, 4.112% VRN 7/05/40 (c) (e)	710,000	755,174
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 3.090% FRN 9/15/34 (c)	130,000	129,926
BANK Series 2019-BN24, Class B, 3.455% VRN 11/15/62 (e)	409,000	416,519
Series 2019-BN24, Class C, 3.635% VRN 11/15/62 (e)	308,000	306,783
Series 2019-BN17, Class B, 4.128% VRN 4/15/52 (e)	150,000	161,859
Series 2019-BN16, Class AS, 4.267% 2/15/52	176,250	195,423
Series 2019-BN16, Class B, 4.438% VRN 2/15/52 (e)	136,855	150,198
Series 2018-BN14, Class C, 4.601% VRN 9/15/60 (e)	210,000	227,828
BBCMS Mortgage Trust Series 2018-CHRS, Class B, 4.267% VRN 8/05/38 (c) (e)	350,000	373,280
Series 2018-CHRS, Class C, 4.267% VRN 8/05/38 (c) (e)	280,000	296,081
Series 2018-CHRS, Class D, 4.267% VRN 8/05/38 (c) (e)	210,000	217,530

The accompanying notes are an integral part of the financial statements.

28

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BHMS Mortgage Trust Series 2018-ATLS, Class A, 1 mo. USD LIBOR + 1.250% 2.990% FRN 7/15/35 (c)	$970,000	$968,180
Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 3.240% FRN 7/15/35 (c)	850,000	848,403
BX Commercial Mortgage Trust Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 3.440% FRN 11/15/35 (c)	294,000	294,821
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 3.540% FRN 10/15/36 (c)	391,000	391,367
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 3.740% FRN 10/15/36 (c)	474,000	474,296
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750% 3.490% FRN 12/15/37 (c)	224,629	225,263
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class C 3.502% 8/10/56	241,000	239,492
Commercial Mortgage Pass-Through Certificates Series 2012-CR4, Class B, 3.703% 10/15/45 (c)	195,000	188,318
Series 2015-CR23, Class C, 4.250% VRN 5/10/48 (e)	140,000	146,438
Series 2014-UBS5, Class B, 4.514% VRN 9/10/47 (e)	290,000	306,617
CPT Mortgage Trust Series 2019-CPT, Class D, 2.997% VRN 11/13/39 (c) (e)	225,000	218,916
Series 2019-CPT, Class E, 2.997% VRN 11/13/39 (c) (e)	338,000	315,137
DBUBS Mortgage Trust, Series 2011-LC1A, Class B, 5.471% VRN 11/10/46 (c) (e)	110,000	112,433
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.619% VRN 7/10/38 (e)	68,875	69,496
GS Mortgage Securities Corp., Series 2012-GC6, Class AS 4.948% 1/10/45 (c)	100,000	104,841
GS Mortgage Securities Trust, Series 2017-GS6, Class B 3.869% 5/10/50	440,000	465,805
Jackson Park Trust, Series 2019-LIC, Class C, 3.131% VRN 10/14/39 (c) (e)	500,000	494,499
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS 3.056% 8/15/49	490,000	495,066

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class B 3.898% 2/15/48	$500,000	$518,639
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800% 3.540% FRN 5/15/36 (c)	326,000	325,805
Morgan Stanley Capital I Trust Series 2019-L2, Class AS, 4.272% 3/15/52	500,000	551,980
Series 2018-H3, Class B, 4.620% VRN 7/15/51 (e)	120,000	132,065
Series 2011-C2, Class B, 5.200% VRN 6/15/44 (c) (e)	250,000	254,793
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.503% VRN 8/15/39 (e)	116	116
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, 2.997% VRN 10/25/46 (e)	28,294	28,371
Wells Fargo Commercial Mortgage Trust Series 2019-C49, Class AS, 4.244% 3/15/52	291,000	319,633
Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (e)	240,000	266,654
Series 2018-C45, Class B, 4.556% 6/15/51	60,000	67,245
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	190,000	197,748

		12,253,038

Other ABS — 5.3%
321 Henderson Receivables LLC Series 2005-1A, Class A1, 1 mo. USD LIBOR + .230% 1.970% FRN 11/15/40 (c)	47,055	45,634
Series 2015-1A, Class A, 3.260% 9/15/72 (c)	43,713	44,014
AASET Trust Series 2019-1, Class A, 3.844% 5/15/39 (c)	495,281	498,625
Series 2017-1A, Class A, 3.967% 5/16/42 (c)	314,534	317,110
AASET US Ltd., Series 2018-2A, Class A 4.454% 11/18/38 (c)	306,652	312,535
Adams Outdoor Advertising LP, Series 2018-1, Class A 4.810% 11/15/48 (c)	383,604	398,042
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (c)	307,200	311,981

The accompanying notes are an integral part of the financial statements.

29

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ares CLO Ltd., Series 2019-54A, Class C, 3 mo. USD LIBOR + 2.850% 4.696% FRN 10/15/32 (c)	$500,000	$502,133
Ascentium Equipment Receivables Trust Series 2019-2A, Class E, 3.780% 5/10/27 (c)	827,000	821,228
Series 2018-2A, Class D, 4.150% 7/10/24 (c)	488,000	499,449
Series 2019-1A, Class E, 4.310% 4/12/27 (c)	295,000	301,981
Assurant CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.250% 4.216% FRN 10/20/31 (c)	310,000	307,507
Atlas Senior Loan Fund Ltd., Series 2016-7A, Class A1R, 3 mo. USD LIBOR + 1.280% 3.199% FRN 11/27/31 (c)	960,000	959,513
Atrium, Series 15A, Class B, 3 mo. USD LIBOR + 1.750% 3.684% FRN 1/23/31 (c)	250,000	248,843
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, 3 mo. USD LIBOR + 1.090% 3.056% FRN 4/20/31 (c)	260,000	258,734
BlueMountain CLO Ltd., Series 2019-25A, Class B, 3 mo. USD LIBOR + 1.800% 4.086% FRN 7/15/32 (c)	500,000	497,525
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A 2.940% 5/25/29 (c)	94,447	94,511
CAL Funding Ltd., Series 2018-2A, Class A 4.340% 9/25/43 (c)	253,750	257,387
Capital Automotive REIT Series 2014-1A, Class A, 3.660% 10/15/44 (c)	153,178	153,000
Series 2017-1A, Class A2, 4.180% 4/15/47 (c)	132,426	134,593
Carlyle Global Market Strategies CLO Ltd., Series 2018-4A, Class A2, 3 mo. USD LIBOR + 1.800% 3.766% FRN 1/20/31 (c)	720,000	720,139
Castlelake Aircraft Structured Trust, Series 2018-1, Class A 4.125% 6/15/43 (c)	690,749	702,168
Cazenovia Creek Funding LLC, Series 2015-1A, Class A 2.000% 12/10/23 (c)	163	163
CBAM Ltd., Series 2018-6A, Class B1R, 3 mo. USD LIBOR + 2.100% 3.846% FRN 1/15/31 (c)	250,000	250,712
CIFC Funding Ltd., Series 2017-5A, Class A1, 3 mo. USD LIBOR + 1.180% 3.182% FRN 11/16/30 (c)	340,000	339,172

	Principal Amount	Value
Clear Creek CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.200% 3.166% FRN 10/20/30 (c)	$480,000	$478,828
CLI Funding LLC, Series 2019-1A, Class A 3.710% 5/18/44 (c)	401,881	402,863
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.252% FRN 9/25/34	5,627	5,365
Crestline Denali CLO Ltd., Series 2016-1A, Class A1R, 3 mo. USD LIBOR + 1.280% 3.214% FRN 10/23/31 (c)	250,000	249,150
Cronos Containers Program Ltd., Series 2014-2A, Class A 3.270% 11/18/29 (c)	130,556	130,573
DB Master Finance LLC Series 2019-1A, Class A2II, 4.021% 5/20/49 (c)	416,905	425,127
Series 2019-1A, Class A23, 4.352% 5/20/49 (c)	377,105	396,816
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.890% 2/20/32 (c)	689,514	688,770
Series 2016-1, Class A, 3.080% 11/20/28 (c)	169,005	169,641
Domino’s Pizza Master Issuer LLC Series 2019-1A, Class A2, 3.668% 10/25/49 (c)	260,000	261,087
Series 2018-1A, Class A2I, 4.116% 7/25/48 (c)	306,125	313,037
Series 2017-1A, Class A23, 4.118% 7/25/47 (c)	107,800	111,305
Series 2015-1A, Class A2II, 4.474% 10/25/45 (c)	522,450	537,963
Eaton Vance CLO Ltd., Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.750% 3.751% FRN 10/15/30 (c)	700,000	698,651
Elmwood CLO Ltd. Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450% 3.416% FRN 4/20/31 (c)	450,000	451,448
Series 2019-3A, Class B, 3 mo. USD LIBOR + 1.950% 3.768% FRN 10/15/32 (c)	250,000	250,163
Falcon Aerospace Ltd., Series 2019-1, Class A 3.597% 9/15/39 (c)	577,691	574,713
FCI Funding LLC, Series 2019-1A, Class A 3.630% 2/18/31 (c)	102,604	103,038
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M6, 1 mo. USD LIBOR + 1.725% 3.517% FRN 1/25/35	420,000	423,725

The accompanying notes are an integral part of the financial statements.

30

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Flatiron CLO Ltd., Series 2019-1A, Class B, 3 mo. USD LIBOR + 1.900% 3.795% FRN 11/16/32 (c)	$250,000	$250,895
Galaxy CLO Ltd., Series 2015-20A, Class AR, 3 mo. USD LIBOR + 1.000% 2.966% FRN 4/20/31 (c)	500,000	495,086
Global SC Finance SRL, Series 2014-1A, Class A1 3.190% 7/17/29 (c)	114,583	114,157
Goodgreen Trust Series 2019-2A, Class A, 2.760% 10/15/54 (c)	756,927	750,437
Series 2016-1A, Class A, 3.230% 10/15/52 (c)	276,648	281,428
Series 2017-2A, Class A, 3.260% 10/15/53 (c)	341,163	346,016
Series 2017-1A, Class A, 3.740% 10/15/52 (c)	207,729	214,109
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (c) (e)	404,325	421,836
Helios Issuer LLC, Series 2017-1A, Class A 4.940% 9/20/49 (c)	220,444	229,774
Hero Funding Trust Series 2016-3A, Class A1, 3.080% 9/20/42 (c)	144,724	145,342
Series 2017-3A, Class A1, 3.190% 9/20/48 (c)	176,752	176,253
Series 2016-4A, Class A1, 3.570% 9/20/47 (c)	152,050	155,729
Series 2018-1A, Class A2, 4.670% 9/20/48 (c)	335,602	349,150
Highbridge Loan Management Ltd. Series 12A-18, Class B, 3 mo. USD LIBOR + 1.850% 3.853% FRN 7/18/31 (c)	250,000	243,214
Series 13A-18, Class C, 3 mo. USD LIBOR + 2.150% 4.151% FRN 10/15/30 (c)	350,000	346,238
Horizon Aircraft Finance Ltd. Series 2019-2, Class A, 3.425% 11/15/39 (c)	543,744	540,544
Series 2019-1, Class A, 3.721% 7/15/39 (c)	322,327	321,930
J.G. Wentworth LLC Series 2018-2A, Class A, 3.960% 10/15/75 (c)	285,479	302,449
Series 2017-1A, Class B, 5.430% 8/15/62 (c)	1,100,000	1,218,078
KDAC Aircraft Finance Ltd., Series 2017-1A, Class A 4.212% 12/15/42 (c)	348,862	352,635

	Principal Amount	Value
KKR Financial CLO Ltd. Series 24, Class A1, 3 mo. USD LIBOR + 1.360% 3.326% FRN 4/20/32 (c)	$300,000	$300,112
Series 26, Class B1, 3 mo. USD LIBOR + 2.050% 4.230% FRN 7/15/32 (c)	250,000	250,258
KREF Ltd., Series 2018-FL1, Class C, 1 mo. USD LIBOR + 2.000% 3.737% FRN 6/15/36 (c)	210,000	210,131
MACH 1 Cayman Ltd., Series 2019-1, Class A 3.474% 10/15/39 (c)	488,555	485,197
Madison Park Funding Ltd. Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600% 3.601% FRN 7/15/30 (c)	430,000	426,062
Series 2018-31A, Class B, 3 mo. USD LIBOR + 1.700% 3.634% FRN 1/23/31 (c)	250,000	249,832
Series 2018-29A, Class C, 3 mo. USD LIBOR + 2.200% 4.203% FRN 10/18/30 (c)	550,000	547,757
Marlette Funding Trust, Series 2017-2A, Class B 3.190% 7/15/24 (c)	2,505	2,504
Mosaic Solar Loans LLC Series 2017-2A, Class A, 3.820% 6/22/43 (c)	112,263	114,305
Series 2017-1A, Class A, 4.450% 6/20/42 (c)	51,039	53,027
MP CLO Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 1.250% 3.216% FRN 10/20/30 (c)	300,000	298,660
NP SPE LLC, Series 2017-1A, Class A2 4.219% 10/21/47 (c)	380,000	395,313
OHA Credit Funding Ltd. Series 2019-4A, Class A1, 3 mo. USD LIBOR + 1.330% 3.266% FRN 10/22/32 (c)	250,000	250,165
Series 2019-4A, Class C, 3 mo. USD LIBOR + 2.650% 4.586% FRN 10/22/32 (c)	250,000	250,193
OHA Credit Partners Ltd., Series 2015-11A, Class CR, 3 mo. USD LIBOR + 2.150% 4.116% FRN 1/20/32 (c)	300,000	294,711
OneMain Financial Issuance Trust, Series 2019-2A, Class A 3.140% 10/14/36 (c)	1,810,000	1,786,587
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (c)	71,994	72,326

The accompanying notes are an integral part of the financial statements.

31

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Palmer Square CLO Ltd., Series 2015-1A, Class A2R2, 3 mo. USD LIBOR + 1.650% 3.545% FRN 5/21/29 (c)	$500,000	$500,264
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A 3.967% 6/15/44 (c)	346,179	348,848
Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2 3.858% 12/05/49 (c)	529,000	524,086
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850% 4.642% FRN 2/25/23 (c)	200,000	201,180
Sierra Receivables Funding LLC Series 2015-3A, Class B, 3.080% 9/20/32 (c)	14,676	14,732
Series 2018-2A, Class C, 3.940% 6/20/35 (c)	139,062	141,093
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300% 4.204% FRN 8/18/31 (c)	290,000	280,210
Store Master Funding Series 2019-1, Class A2, 3.650% 11/20/49 (c)	665,856	657,958
Series 2018-1A, Class A2, 4.290% 10/20/48 (c)	253,733	268,878
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730% 8/15/36 (c)	61,358	61,741
Sunnova Helios Issuer LLC, Series 2018-1A, Class A 4.870% 7/20/48 (c)	115,172	120,450
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A 4.190% 1/15/71 (c)	337,520	360,960
Taco Bell Funding LLC Series 2018-1A, Class A2II, 4.940% 11/25/48 (c)	237,600	255,697
Series 2016-1A, Class A23, 4.970% 5/25/46 (c)	799,500	841,810
TAL Advantage LLC, Series 2017-1A, Class A 4.500% 4/20/42 (c)	298,649	306,415
Textainer Marine Containers Ltd. Series 2017-2A, Class A, 3.520% 6/20/42 (c)	438,842	437,913
Series 2019-1A, Class A, 3.960% 4/20/44 (c)	115,493	116,577
Trinity Rail Leasing LP Series 2019-2A, Class A2, 3.100% 10/18/49 (c)	731,000	722,050

	Principal Amount	Value
Series 2019-1A, Class A, 3.820% 4/17/49 (c)	$859,838	$881,522
Series 2018-1A, Class A2, 4.620% 6/17/48 (c)	410,000	426,211
Triton Container Finance LLC Series 2017-1A, Class A, 3.520% 6/20/42 (c)	127,936	127,247
Series 2018-2A, Class A, 4.190% 6/22/43 (c)	399,500	404,717
Voya CLO Ltd., Series 2015-3A, Class A3R, 3 mo. USD LIBOR + 1.700% 3.666% FRN 10/20/31 (c)	300,000	295,253
VSE VOI Mortgage LLC, Series 2016-A, Class A 2.540% 7/20/33 (c)	134,454	133,901
WAVE LLC, Series 2017-1A, Class A 3.844% 11/15/42 (c)	569,620	573,063
WAVE USA, Inc, Series 2019-1A, Class A 3.597% 9/15/44 (c)	932,995	923,112
Welk Resorts LLC, Series 2015-AA, Class A 2.790% 6/16/31 (c)	53,030	52,686
Wendy’s Funding LLC, Series 2015-1A, Class A23 4.497% 6/15/45 (c)	406,938	410,772

		39,280,748

Student Loans ABS — 3.3%
Academic Loan Funding Trust, Series 2012-1A, Class A2, 1 mo. USD LIBOR + 1.100% 2.892% FRN 12/27/44 (c)	381,122	383,397
AccessLex Institute Series 2004-A, Class A3, 28 day ARS, 1.699% FRN 7/01/39	200,000	196,956
Series 2003-A, Class A3, 3 mo. CMT + 1.200% 2.790% FRN 7/01/38	19,469	19,450
CIT Education Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .210% 2.104% FRN 6/15/43	665,449	632,519
College Avenue Student Loans LLC Series 2019-A, Class B, 3.810% 12/28/48 (c)	531,000	531,425
Series 2019-A, Class C, 4.460% 12/28/48 (c)	270,000	269,545
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS 0.000% FRN 1/25/47	130,000	102,968

The accompanying notes are an integral part of the financial statements.

32

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900% 3.608% FRN 10/25/44 (c)	$267,698	$267,904
Earnest Student Loan Program LLC Series 2016-D, Class A2, 2.720% 1/25/41 (c)	103,904	104,066
Series 2016-B, Class A2, 3.020% 5/25/34 (c)	74,360	74,677
ECMC Group Student Loan Trust Series 2018-2A, Class A, 1 mo. USD LIBOR + .800% 2.592% FRN 9/25/68 (c)	433,204	425,086
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 2.992% FRN 12/27/66 (c)	298,883	298,883
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.142% FRN 7/26/66 (c)	428,163	430,331
EdLinc Student Loan Funding Trust Series 2017-A, Class A, PRIME - 1.150% 4.350% FRN 12/01/47 (c)	376,469	371,200
Series 2012-1, Class B, 1 mo. USD LIBOR + 4.240% 6.032% FRN 11/26/40 (c)	270,000	318,887
Goal Capital Funding Trust, Series 2006-1, Class B, 3 mo. USD LIBOR + .450% 2.360% FRN 8/25/42	126,996	116,539
KnowledgeWorks Foundation, Series 2010-1, Class A, 3 mo. USD LIBOR + .950% 2.860% FRN 2/25/42	108,284	107,707
Laurel Road Prime Student Loan Trust Series 2017-B, Class BFX, 3.020% 8/25/42 (c)	106,836	108,324
Series 2018-B, Class BFX, 3.720% 5/26/43 (c)	94,937	96,740
Navient Private Education Refi Loan Trust Series 2019-A, Class B, 3.900% 1/15/43 (c)	284,000	300,561
Series 2018-CA, Class B, 4.220% 6/16/42 (c)	250,000	256,753
Navient Student Loan Trust Series 2018-BA, Class A2B, 1 mo. USD LIBOR + .720% 2.460% FRN 12/15/59 (c)	150,000	149,532
Series 2016-1A, Class A, 1 mo. USD LIBOR + .700% 2.505% FRN 2/25/70 (c)	380,132	377,195

	Principal Amount	Value
Series 2018-2A, Class A3, 1 mo. USD LIBOR + .750% 2.542% FRN 3/25/67 (c)	$550,000	$542,535
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .800% 2.592% FRN 3/25/67 (c)	750,000	733,634
Series 2019-1A, Class A2, 1 mo. USD LIBOR + .900% 2.692% FRN 12/27/67 (c)	850,000	850,647
Series 2016-7A, Class A, 1 mo. USD LIBOR + 1.150% 2.955% FRN 3/25/66 (c)	236,464	236,686
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.042% FRN 6/25/65 (c)	357,777	361,984
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.092% FRN 3/25/66 (c)	1,100,000	1,114,670
Series 2018-4A, Class B, 1 mo. USD LIBOR + 1.300% 3.092% FRN 6/27/67 (c)	750,000	741,528
Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 6/25/48	220,000	215,692
Series 2014-8, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 7/26/49	155,000	154,534
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 10/25/58	150,000	151,046
Series 2019-A, Class A2A, 3.420% 1/15/43 (c)	253,000	258,600
Series 2019-BA, Class B, 4.040% 12/15/59 (c)	750,000	783,955
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B 3.600% 12/26/40 (c)	83,857	84,675
Nelnet Student Loan Trust Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 2.356% FRN 6/25/41	144,368	133,359
Series 2019-5, Class A, 2.530% 10/25/67 (c)	1,577,441	1,557,614
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .750% 2.542% FRN 9/27/66 (c)	600,000	595,945
Series 2018-1A, Class A2, 1 mo. USD LIBOR + .760% 2.552% FRN 5/25/66 (c)	646,918	634,596
Series 2005-4, Class A4R2, 28 day ARS 2.700% FRN 3/22/32	200,000	188,399
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 6/25/54 (c)	150,000	147,340

The accompanying notes are an integral part of the financial statements.

33

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust Series 2006-2, Class R, 0.000% 1/25/41	$1,799	$890,505
Series 2002-7, Class A11, 28 day ARS 1.513% FRN 3/15/28	60,000	60,000
Series 2005-3, Class B, 3 mo. USD LIBOR + .150% 2.090% FRN 4/25/40	153,506	141,795
Series 2005-4, Class B, 3 mo. USD LIBOR + .180% 2.120% FRN 7/25/55	255,464	237,598
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.150% FRN 10/25/40	327,564	305,389
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.160% FRN 3/25/44	293,859	265,860
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 2.230% FRN 1/25/44	354,728	331,532
Series 2004-1 Class B, 3 mo. USD LIBOR + .500% 2.440% FRN 7/25/39	314,302	297,591
Series 2003-5, Class A7, 28 day ARS 2.894% FRN 6/15/30	50,000	50,000
Series 2002-7, Class B, 28 day ARS 5.194% FRN 12/15/39	550,000	549,814
SMB Private Education Loan Trust Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870% 2.610% FRN 7/15/36 (c)	126,000	125,848
Series 2019-B, Class A2B, 1 mo. USD LIBOR + 1.000% 2.740% FRN 6/15/37 (c)	1,200,000	1,202,001
Series 2017-A, Class B, 3.500% 6/17/41 (c)	300,000	308,413
Series 2017-B, Class B, 3.500% 12/16/41 (c)	150,000	154,333
SoFi Professional Loan Program LLC Series 2015-A, Class RC, 0.000% 3/25/33 (c)	100	82,500
Series 2017-D, Class R1, 0.010% 9/25/40 (c)	1,000,000	499,130
Series 2018-A, Class R1, 0.010% 2/25/42 (c)	1,000,000	773,000
Series 2018-D, Class R1, 0.010% 2/25/48 (c)	968,900	334,270
Series 2019-A, Class R1, 0.010% 6/15/48 (c)	1,661,200	515,846
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200% 2.992% FRN 6/25/33 (c)	77,695	78,168

	Principal Amount	Value
Series 2019-C, Class BFX, 3.050% 11/16/48 (c)	$646,000	$636,146
Series 2017-D, Class BFX, 3.610% 9/25/40 (c)	500,000	525,427
South Carolina Student Loan Corp. Series 2014-1, Class A2, 1 mo. USD LIBOR + 1.000% 2.691% FRN 1/03/33	290,000	286,197
Series 2010-1, Class A3, 3 mo. USD LIBOR + 1.050% 2.990% FRN 10/27/36	170,000	170,780

		24,250,227

WL Collateral CMO — 0.3%
Countrywide Home Loans, Inc. Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (e)	4,085	3,888
Series 2004-2, Class 1A1, 4.608% VRN 2/25/34 (e)	19,007	17,793
Deephaven Residential Mortgage Trust Series 2018-1A, Class A1, 2.976% VRN 12/25/57 (c) (e)	230,950	230,112
Series 2018-1A, Class A3, 3.202% VRN 12/25/57 (c) (e)	65,986	65,761
Series 2019-1A, Class A3, 3.948% VRN 1/25/59 (c) (e)	232,717	234,566
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.306% VRN 8/25/34 (e)	5,798	5,731
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.946% VRN 8/25/34 (e)	37,552	36,240
JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.500% VRN 1/25/47 (c) (e)	415,489	422,695
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.250% VRN 2/25/34 (e)	1,989	1,893
Series 2003-A4, Class IA, 4.744% VRN 7/25/33 (e)	2,075	2,017
PSMC Trust, Series 2018-2, Class A1, 3.500% VRN 6/25/48 (c) (e)	514,442	516,433
Sequoia Mortgage Trust Series 2018-CH2, Class A3, 4.000% VRN 6/25/48 (c) (e)	384,083	389,331
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (c) (e)	210,011	218,292
Series 2019-1, Class A1, 4.000% VRN 2/25/49 (c) (e)	74,043	75,257
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.133% VRN 3/25/34 (e)	21,059	20,526
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.640% FRN 4/25/44	52,461	51,338

The accompanying notes are an integral part of the financial statements.

34

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Class A1, 4.000% VRN 11/25/48 (c) (e)	$294,803	$302,462

		2,594,335

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $80,441,834)		81,223,029

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Colombia Government International Bond 6.125% 1/18/41	620,000	802,280
Mexico Government International Bond 4.750% 3/08/44	824,000	910,520
6.750% 9/27/34	160,000	219,200

		1,932,000

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,630,907)		1,932,000

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 9.0%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Series 2617, Class Z, 5.500% 5/15/33	158,069	175,444
Series 2693, Class Z, 5.500% 10/15/33	285,476	312,193

		487,637

Pass-Through Securities — 8.8%
Federal Home Loan Mortgage Corp. Pool #SB8013 2.500% 9/01/34	1,563,710	1,577,729
Pool #SB8020 2.500% 12/01/34	1,316,817	1,328,623
Pool #ZA5946 4.500% 11/01/48	1,388,182	1,464,093
Pool #ZA6368 4.500% 2/01/49	915,400	964,084
Pool #C55867 7.500% 2/01/30	30,477	34,099
Pool #C01079 7.500% 10/01/30	4,031	4,691
Pool #C01135 7.500% 2/01/31	17,356	20,118
Pool #C00470 8.000% 8/01/26	10,273	11,526
Pool #G00924 8.000% 3/01/28	10,020	11,241
Federal National Mortgage Association Pool #MA3797 2.500% 10/01/34	2,945,319	2,971,724
Pool #MA3029 3.000% 6/01/32	843,778	868,648
Pool #MA3090 3.000% 8/01/32	357,588	367,904
Pool #AS1304 3.500% 12/01/28	183,910	191,711
Pool #AV1897 3.500% 12/01/28	29,683	30,942
Pool #AV2325 3.500% 12/01/28	100,135	104,383
Pool #BF0196 3.500% 2/01/41	237,071	248,281
Pool #MA1356 3.500% 2/01/43	1,368,369	1,439,061
Pool #CA1073 3.500% 1/01/48	2,828,435	2,935,665

	Principal Amount	Value
Pool #BJ0686 4.000% 4/01/48	$662,131	$694,084
Pool #CA1951 4.000% 7/01/48	589,262	616,593
Pool #CA2039 4.000% 7/01/48	702,415	732,854
Pool #BN5342 4.000% 3/01/49	5,846,535	6,082,993
Pool #MA3638 4.000% 4/01/49	1,926,922	2,003,650
Pool #725692 1 year CMT + 2.138% 4.357% FRN 10/01/33	25,258	26,600
Pool #888586 1 year CMT + 2.195% 4.370% FRN 10/01/34	52,401	55,187
Pool #CA1952 4.500% 6/01/48	405,351	429,771
Pool #CA1909 4.500% 6/01/48	1,588,439	1,684,633
Pool #BK7877 4.500% 7/01/48	244,409	258,981
Pool #MA3522 4.500% 11/01/48	1,043,785	1,101,124
Pool #MA3537 4.500% 12/01/48	982,746	1,035,504
Pool #MA3564 4.500% 1/01/49	932,331	983,548
Pool #BN5241 4.500% 2/01/49	4,084,261	4,302,242
Pool #MA3639 4.500% 4/01/49	1,937,371	2,038,955
Pool #MA3688 4.500% 6/01/49	968,361	1,019,136
Pool #AD6437 5.000% 6/01/40	65,726	72,255
Pool #AD6996 5.000% 7/01/40	451,378	496,222
Pool #AL8173 5.000% 2/01/44	176,895	193,363
Pool #564594 7.000% 1/01/31	8,974	10,165
Pool #572844 7.000% 4/01/31	20,558	23,663
Pool #253795 7.000% 5/01/31	35,483	40,637
Pool #499386 7.500% 9/01/29	1,075	1,241
Pool #521006 7.500% 12/01/29	415	483
Pool #522769 7.500% 12/01/29	58	67
Pool #252981 7.500% 1/01/30	5,657	6,533
Pool #524317 7.500% 3/01/30	951	1,102
Pool #530520 7.500% 3/01/30	9,701	11,105
Pool #253183 7.500% 4/01/30	2,024	2,336
Pool #253265 7.500% 5/01/30	1,060	1,223
Pool #536949 8.000% 5/01/30	1,315	1,533
Pool #535351 8.000% 6/01/30	2,156	2,494
Pool #253481 8.000% 10/01/30	1,432	1,664
Pool #190317 8.000% 8/01/31	627	727
Pool #596656 8.000% 8/01/31	47	48
Pool #602008 8.000% 8/01/31	2,101	2,432
Government National Mortgage Association Pool #337539 7.000% 7/15/23	251	266
Pool #363066 7.000% 8/15/23	2,605	2,757
Pool #354674 7.000% 10/15/23	2,273	2,409
Pool #362651 7.000% 10/15/23	18	18
Pool #352021 7.000% 11/15/23	1,352	1,432
Government National Mortgage Association II TBA Pool #207 3.500% 10/01/48 (f)	15,715,000	16,197,499
Pool #232 4.000% 10/01/48 (f)	8,625,000	8,928,222
Uniform Mortgage-Backed Securities TBA Pool #18718 4.500% 9/01/48 (f)	825,000	868,699

		64,510,973

The accompanying notes are an integral part of the financial statements.

35

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Whole Loans — 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2019-DNA3, Class M2, 1 mo. USD LIBOR + 2.050% 3.842% FRN 7/25/49 (c)	$389,000	$390,676
Federal National Mortgage Association Connecticut Avenue Securities, Series 2019-R01, Class 2M2, 1 mo. USD LIBOR + 2.450% 4.242% FRN 7/25/31 (c)	540,000	545,788

		936,464

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $65,580,178)		65,935,074

U.S. TREASURY OBLIGATIONS — 1.1%
U.S. Treasury Bonds & Notes — 1.1%
U.S. Treasury Bond 2.500% 5/15/46 (g)	530,000	542,295
3.500% 2/15/39 (g)	870,000	1,044,348
U.S. Treasury Note 1.500% 8/15/22	1,900,000	1,895,850
1.500% 11/30/24	600,000	595,125
1.625% 8/15/29	2,800,000	2,730,075
2.250% 8/15/49 (b)	1,450,000	1,410,579

		8,218,272

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,115,675)		8,218,272

TOTAL BONDS & NOTES (Cost $240,601,893)		247,514,434

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $1,387,590)		1,215,941

	Number of Shares

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co. (a)	25,576	76,984

TOTAL RIGHTS (Cost $54,477)		76,984

	Number of Shares	Value

MUTUAL FUNDS — 0.4%
Diversified Financial Services — 0.4%
State Street Navigator Securities Lending Prime Portfolio (h)	3,221,530	$3,221,530

TOTAL MUTUAL FUNDS (Cost $3,221,530)		3,221,530

TOTAL LONG-TERM INVESTMENTS (Cost $577,251,191)		736,832,165

	Principal Amount
SHORT-TERM INVESTMENTS — 4.1%
Commercial Paper — 3.9%
Bemis Co., Inc. 2.033% 1/27/20 (c)	$1,000,000	998,487
Duke Energy Corp. 2.031% 1/27/20 (c)	2,000,000	1,996,973
Entergy Corp. 1.997% 2/18/20 (c)	2,000,000	1,994,290
FMC Tech, Inc. 2.084% 1/07/20 (c)	2,000,000	1,999,292
2.086% 1/07/20 (c)	1,000,000	999,646
General Electric Co. 2.278% 1/02/20	500,000	499,951
2.334% 2/20/20	2,000,000	1,994,016
Parker-Hannifin Corp. 2.041% 3/10/20 (c)	1,500,000	1,494,537
Public Service Enterprise Group, Inc. 2.192% 1/21/20 (c)	3,000,000	2,996,545
Reckitt Benckiser Treasury Services PLC 2.492% 3/13/20 (c)	2,000,000	1,992,388
2.526% 4/01/20 (c)	1,000,000	995,121
Ryder System, Inc. 2.031% 1/22/20	2,000,000	1,997,579
Telus Corp. 2.244% 1/06/20 (c)	2,000,000	1,999,398
Transcanada Pipelines Ltd. 2.060% 2/18/20 (c)	2,000,000	1,994,262
Viacomcbs, Inc. 1.981% 2/03/20 (c)	1,000,000	998,158
VW Credit, Inc. 2.041% 3/18/20 (c)	2,000,000	1,990,718
Walgreens Boots Alliance, Inc. 2.307% 3/27/20	2,000,000	1,989,618

		28,930,979

The accompanying notes are an integral part of the financial statements.

36

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (i)	$1,216,675	$1,216,675

TOTAL SHORT-TERM INVESTMENTS (Cost $30,145,096)		30,147,654

TOTAL INVESTMENTS — 104.1% (Cost $607,396,287) (j)		766,979,819

Other Assets/(Liabilities) — (4.1)%		(30,282,333)

NET ASSETS — 100.0%		$736,697,486

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
REIT	Real Estate Investment Trust
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $5,987,801 or 0.81% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $2,895,225 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2019, the aggregate market value of these securities amounted to $111,937,355 or 15.19% of net assets.

(d)	Security is perpetual and has no stated maturity date.
(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2019.

(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

Maturity value of $1,216,729. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $1,244,296.

(j)	See Note 6 for aggregate cost for federal tax purposes.

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10 Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD 2,650,000	$174,356	$132,479	$41,877

10 Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3-Month USD LIBOR BBA	Quarterly	2.61%	Semi-Annually	USD 2,995,000	219,126	143,760	75,366

								393,482	276,239	117,243

The accompanying notes are an integral part of the financial statements.

37

MML Blend Fund – Portfolio of Investments (Continued)

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
10 Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 10,790,000	$412,984	$539,424	$(126,440)

10 Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 11,940,000	409,475	571,927	(162,452)

								822,459	1,111,351	(288,892)

								$1,215,941	$1,387,590	$(171,649)

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra 10 Year	3/20/20	10	$1,423,861	$(16,830)
U.S. Treasury Ultra Bond	3/20/20	106	19,724,631	(469,068)
U.S. Treasury Note 2 Year	3/31/20	145	31,268,053	(20,553)
U.S. Treasury Note 5 Year	3/31/20	64	7,628,096	(37,096)

				$(543,547)

Short
90 Day Eurodollar	3/16/20	3	$(730,640)	$(6,348)
U.S. Treasury Long Bond	3/20/20	47	(7,469,176)	141,582
90 Day Eurodollar	6/15/20	3	(731,071)	(6,254)
90 Day Eurodollar	9/14/20	3	(731,391)	(6,347)
90 Day Eurodollar	12/14/20	2	(487,568)	(4,332)
90 Day Eurodollar	3/15/21	2	(487,743)	(4,457)
90 Day Eurodollar	9/13/21	4	(975,637)	(8,713)
90 Day Eurodollar	3/14/22	4	(975,337)	(8,513)
90 Day Eurodollar	9/19/22	3	(731,203)	(6,272)
90 Day Eurodollar	3/13/23	3	(730,753)	(6,235)
90 Day Eurodollar	12/18/23	4	(973,437)	(8,313)
90 Day Eurodollar	12/16/24	10	(2,430,592)	(20,533)

				$55,265

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

38

MML Equity Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 98.3%
Basic Materials — 2.8%
Chemicals — 2.0%
Air Products & Chemicals, Inc.	256	$60,157
Celanese Corp.	7,700	948,024
CF Industries Holdings, Inc.	46,698	2,229,363
Eastman Chemical Co.	20,735	1,643,456
FMC Corp.	8,200	818,524
Huntsman Corp.	12,300	297,168
Linde PLC	28,932	6,159,623
LyondellBasell Industries NV Class A	24,700	2,333,656
PPG Industries, Inc.	16,400	2,189,236

		16,679,207

Forest Products & Paper — 0.2%
International Paper Co.	43,521	2,004,142

Iron & Steel — 0.3%
Nucor Corp.	19,300	1,086,204
Reliance Steel & Aluminum Co.	4,000	479,040
Steel Dynamics, Inc.	13,600	462,944

		2,028,188

Mining — 0.3%
Freeport-McMoRan, Inc.	211,178	2,770,655

		23,482,192

Communications — 5.2%
Advertising — 0.2%
The Interpublic Group of Cos., Inc.	20,600	475,860
Omnicom Group, Inc.	13,800	1,118,076

		1,593,936

Internet — 0.5%
Alphabet, Inc. Class C (a)	1,493	1,996,171
eBay, Inc.	51,600	1,863,276

		3,859,447

Media — 2.1%
Comcast Corp. Class A	288,000	12,951,360
The Walt Disney Co.	28,500	4,121,955

		17,073,315

Telecommunications — 2.4%
AT&T, Inc.	485	18,954
Cisco Systems, Inc.	9,600	460,416
Juniper Networks, Inc.	21,100	519,693
Motorola Solutions, Inc.	19,368	3,120,959
Verizon Communications, Inc.	262,300	16,105,220

		20,225,242

		42,751,940

	Number of Shares	Value
Consumer, Cyclical — 5.6%
Airlines — 0.8%
Alaska Air Group, Inc.	7,800	$528,450
Delta Air Lines, Inc.	41,000	2,397,680
JetBlue Airways Corp. (a)	18,100	338,832
Southwest Airlines Co.	33,400	1,802,932
United Airlines Holdings, Inc. (a)	16,000	1,409,440

		6,477,334

Apparel — 0.1%
Ralph Lauren Corp.	3,000	351,660
Skechers U.S.A., Inc. Class A (a)	7,100	306,649
VF Corp.	2,400	239,184

		897,493

Auto Manufacturers — 1.1%
Cummins, Inc.	13,000	2,326,480
Ford Motor Co.	247,000	2,297,100
General Motors Co.	76,900	2,814,540
PACCAR, Inc.	21,900	1,732,290

		9,170,410

Auto Parts & Equipment — 0.3%
Allison Transmission Holdings, Inc.	7,600	367,232
Aptiv PLC	16,000	1,519,520
BorgWarner, Inc.	13,100	568,278

		2,455,030

Distribution & Wholesale — 0.3%
HD Supply Holdings, Inc. (a)	9,400	378,068
LKQ Corp. (a)	19,500	696,150
W.W. Grainger, Inc.	3,400	1,150,968

		2,225,186

Home Builders — 0.4%
D.R. Horton, Inc.	23,400	1,234,350
Lennar Corp. Class A	17,800	993,062
PulteGroup, Inc.	16,300	632,440
Toll Brothers, Inc.	8,900	351,639

		3,211,491

Home Furnishing — 0.1%
Whirlpool Corp.	4,100	604,873

Housewares — 0.1%
Newell Brands, Inc.	26,900	517,018

Leisure Time — 0.6%
Harley-Davidson, Inc.	9,800	364,462
Norwegian Cruise Line Holdings Ltd. (a)	13,500	788,535
Polaris, Inc.	3,900	396,630
Royal Caribbean Cruises Ltd.	25,400	3,391,154

		4,940,781

The accompanying notes are an integral part of the financial statements.

39

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lodging — 0.2%
Hyatt Hotels Corp. Class A	2,100	$188,391
Las Vegas Sands Corp.	15,078	1,040,985
Wynn Resorts Ltd.	6,500	902,655

		2,132,031

Retail — 1.5%
AutoZone, Inc. (a)	1,500	1,786,965
Best Buy Co., Inc.	16,500	1,448,700
CarMax, Inc. (a)	9,800	859,166
Dollar Tree, Inc. (a)	36,942	3,474,395
Genuine Parts Co.	9,200	977,316
Ross Stores, Inc.	230	26,777
Target Corp.	29,400	3,769,374
Williams-Sonoma, Inc. (b)	4,900	359,856

		12,702,549

Textiles — 0.1%
Mohawk Industries, Inc. (a)	4,500	613,710

		45,947,906

Consumer, Non-cyclical — 18.2%
Agriculture — 1.2%
Archer-Daniels-Midland Co.	35,300	1,636,155
Philip Morris International, Inc.	97,600	8,304,784

		9,940,939

Beverages — 0.1%
Molson Coors Brewing Co. Class B	8,600	463,540

Biotechnology — 2.0%
Amgen, Inc.	37,800	9,112,446
Bio-Rad Laboratories, Inc. Class A (a)	1,500	555,045
Biogen, Inc. (a)	4,650	1,379,795
Gilead Sciences, Inc.	80,200	5,211,396

		16,258,682

Commercial Services — 0.5%
AMERCO	1,300	488,566
H&R Block, Inc.	11,100	260,628
ManpowerGroup, Inc.	3,800	368,980
Quanta Services, Inc.	9,000	366,390
Robert Half International, Inc.	6,400	404,160
United Rentals, Inc. (a)	14,700	2,451,519

		4,340,243

Foods — 1.8%
Campbell Soup Co.	16,300	805,546
Conagra Brands, Inc.	23,218	794,984
The J.M. Smucker Co.	6,300	656,019
Kellogg Co.	21,600	1,493,856
The Kraft Heinz Co.	77,500	2,490,075
Tyson Foods, Inc. Class A	90,113	8,203,888
US Foods Holding Corp. (a)	5,100	213,639

		14,658,007

	Number of Shares	Value
Health Care – Products — 2.9%
Boston Scientific Corp. (a)	60,374	$2,730,112
Danaher Corp.	63,127	9,688,732
Henry Schein, Inc. (a)	9,300	620,496
Medtronic PLC	24,114	2,735,733
Stryker Corp.	5,496	1,153,830
Thermo Fisher Scientific, Inc.	17,353	5,637,469
Zimmer Biomet Holdings, Inc.	9,264	1,386,636

		23,953,008

Health Care – Services — 2.2%
Anthem, Inc.	21,700	6,554,051
DaVita, Inc. (a)	8,800	660,264
Encompass Health Corp.	6,200	429,474
Envista Holdings Corp. (a)	33,904	1,004,915
HCA Healthcare, Inc.	21,500	3,177,915
Humana, Inc.	7,400	2,712,248
Laboratory Corp. of America Holdings (a)	6,100	1,031,937
Quest Diagnostics, Inc.	8,500	907,715
UnitedHealth Group, Inc.	4,400	1,293,512
Universal Health Services, Inc. Class B	5,100	731,646

		18,503,677

Household Products & Wares — 0.1%
Avery Dennison Corp.	4,200	549,444

Pharmaceuticals — 7.4%
AbbVie, Inc.	51,434	4,553,966
AmerisourceBergen Corp.	13,000	1,105,260
Becton Dickinson and Co.	7,488	2,036,511
Cardinal Health, Inc.	18,600	940,788
Elanco Animal Health, Inc. (a)	40,519	1,193,285
Jazz Pharmaceuticals PLC (a)	3,600	537,408
Johnson & Johnson	172,600	25,177,162
McKesson Corp.	11,500	1,590,680
Merck & Co., Inc.	179,736	16,346,989
Perrigo Co. PLC	8,600	444,276
Pfizer, Inc.	197,600	7,741,968

		61,668,293

		150,335,833

Energy — 7.6%
Oil & Gas — 6.7%
BP PLC Sponsored ADR	20,242	763,933
Chevron Corp.	118,700	14,304,537
ConocoPhillips	89,704	5,833,451
Continental Resources, Inc.	13,327	457,116
Devon Energy Corp.	26,531	689,010
EOG Resources, Inc.	43,979	3,683,681
Exxon Mobil Corp.	251,100	17,521,758
HollyFrontier Corp.	10,300	522,313
Marathon Petroleum Corp.	11,700	704,925
Noble Energy, Inc.	58,574	1,454,978

The accompanying notes are an integral part of the financial statements.

40

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Occidental Petroleum Corp.	50,146	$2,066,517
Phillips 66	28,200	3,141,762
Pioneer Natural Resources Co.	8,000	1,210,960
Total SA Sponsored ADR	1,253	69,291
Valero Energy Corp.	26,100	2,444,265

		54,868,497

Oil & Gas Services — 0.5%
Halliburton Co.	73,400	1,796,098
Schlumberger Ltd.	58,735	2,361,147

		4,157,245

Pipelines — 0.4%
TC Energy Corp.	63,905	3,406,776

		62,432,518

Financial — 30.2%
Banks — 16.9%
Bank of America Corp.	569,500	20,057,790
The Bank of New York Mellon Corp.	58,500	2,944,305
Citigroup, Inc.	159,049	12,706,425
Citizens Financial Group, Inc.	27,600	1,120,836
Commerce Bancshares, Inc. (b)	7,045	478,637
Cullen/Frost Bankers, Inc.	3,600	352,008
Fifth Third Bancorp	59,536	1,830,137
The Goldman Sachs Group, Inc.	22,400	5,150,432
Huntington Bancshares, Inc.	65,500	987,740
JP Morgan Chase & Co.	285,959	39,862,684
KeyCorp	62,500	1,265,000
M&T Bank Corp.	8,300	1,408,925
Morgan Stanley	223,000	11,399,760
Northern Trust Corp.	13,400	1,423,616
The PNC Financial Services Group, Inc.	27,800	4,437,714
Popular, Inc.	6,100	358,375
Regions Financial Corp.	61,300	1,051,908
Signature Bank	3,100	423,491
State Street Corp.	46,500	3,678,150
SVB Financial Group (a)	3,300	828,432
US Bancorp	99,100	5,875,639
Wells Fargo & Co.	394,160	21,205,808
Western Alliance Bancorp	6,500	370,500
Zions Bancorp NA	10,800	560,736

		139,779,048

Diversified Financial Services — 4.4%
Ally Financial, Inc.	47,000	1,436,320
American Express Co.	67,042	8,346,059
Ameriprise Financial, Inc.	8,900	1,482,562
BlackRock, Inc.	8,500	4,272,950
Capital One Financial Corp.	44,026	4,530,716
The Charles Schwab Corp.	113,403	5,393,447
CME Group, Inc.	942	189,078
Credit Acceptance Corp. (a) (b)	1,200	530,796

	Number of Shares	Value
Discover Financial Services	20,400	$1,730,328
Eaton Vance Corp.	7,100	331,499
Franklin Resources, Inc.	27,700	719,646
Intercontinental Exchange, Inc.	13,441	1,243,964
LPL Financial Holdings, Inc.	5,100	470,475
OneMain Holdings, Inc.	8,500	358,275
Raymond James Financial, Inc.	8,800	787,248
Santander Consumer USA Holdings, Inc.	21,500	502,455
SEI Investments Co.	7,800	510,744
Synchrony Financial	41,000	1,476,410
T. Rowe Price Group, Inc.	14,800	1,803,232
The Western Union Co. (b)	25,200	674,856

		36,791,060

Insurance — 7.9%
Aflac, Inc.	46,500	2,459,850
Alleghany Corp. (a)	1,000	799,570
The Allstate Corp.	20,600	2,316,470
American Financial Group, Inc.	9,300	1,019,745
American International Group, Inc.	256,744	13,178,669
Arch Capital Group Ltd. (a)	25,700	1,102,273
Assurant, Inc.	3,900	511,212
Athene Holding Ltd. Class A (a)	9,100	427,973
AXA Equitable Holdings, Inc.	149,229	3,697,895
Chubb Ltd.	61,397	9,557,057
Cincinnati Financial Corp.	8,900	935,835
Everest Re Group Ltd.	2,300	636,732
Fidelity National Financial, Inc.	12,300	557,805
Globe Life, Inc.	14,900	1,568,225
The Hanover Insurance Group, Inc.	2,300	314,341
The Hartford Financial Services Group, Inc.	19,000	1,154,630
Lincoln National Corp.	11,500	678,615
Loews Corp.	18,900	992,061
Markel Corp. (a)	890	1,017,421
Marsh & McLennan Cos., Inc.	25,291	2,817,670
MetLife, Inc.	83,700	4,266,189
Old Republic International Corp.	13,500	301,995
Principal Financial Group, Inc.	17,600	968,000
The Progressive Corp.	25,800	1,867,662
Prudential Financial, Inc.	25,500	2,390,370
Reinsurance Group of America, Inc.	4,000	652,240
The Travelers Cos., Inc.	33,700	4,615,215
Voya Financial, Inc.	9,600	585,408
Willis Towers Watson PLC	14,940	3,016,984
WR Berkley Corp.	10,000	691,000

		65,099,112

Real Estate — 0.2%
CBRE Group, Inc. Class A (a)	21,200	1,299,348
The Howard Hughes Corp. (a)	800	101,440

		1,400,788

The accompanying notes are an integral part of the financial statements.

41

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 0.8%
Prologis, Inc.	69,901	$6,230,975

Savings & Loans — 0.0%
New York Community Bancorp, Inc.	29,600	355,792

		249,656,775

Industrial — 10.6%
Aerospace & Defense — 2.2%
The Boeing Co.	3,197	1,041,455
General Dynamics Corp.	18,400	3,244,840
Lockheed Martin Corp.	17,900	6,969,902
Northrop Grumman Corp.	10,700	3,680,479
Raytheon Co.	13,900	3,054,386

		17,991,062

Building Materials — 0.2%
Fortune Brands Home & Security, Inc.	8,700	568,458
Masco Corp.	18,000	863,820
Owens Corning	6,800	442,816

		1,875,094

Electrical Components & Equipment — 0.4%
Acuity Brands, Inc.	2,400	331,200
Emerson Electric Co.	33,800	2,577,588
Hubbell, Inc.	3,500	517,370

		3,426,158

Electronics — 0.6%
Arrow Electronics, Inc. (a)	5,100	432,174
Gentex Corp.	15,200	440,496
Honeywell International, Inc.	4,219	746,763
Keysight Technologies, Inc. (a)	28,735	2,949,073
Sensata Technologies Holding PLC (a)	10,100	544,087
TE Connectivity Ltd.	2,296	220,049

		5,332,642

Engineering & Construction — 0.3%
AECOM (a)	9,400	405,422
Jacobs Engineering Group, Inc.	20,256	1,819,596

		2,225,018

Environmental Controls — 0.1%
Pentair PLC	9,300	426,591

Hand & Machine Tools — 0.3%
Lincoln Electric Holdings, Inc.	3,400	328,882
Snap-on, Inc.	3,500	592,900
Stanley Black & Decker, Inc.	10,700	1,773,418

		2,695,200

Machinery – Construction & Mining — 0.9%
Caterpillar, Inc.	46,700	6,896,656
Oshkosh Corp.	4,300	406,995

		7,303,651

	Number of Shares	Value
Machinery – Diversified — 1.2%
AGCO Corp.	4,700	$363,075
Crane Co.	2,300	198,674
Deere & Co.	36,500	6,323,990
Dover Corp.	11,800	1,360,068
Roper Technologies, Inc.	5,036	1,783,902

		10,029,709

Miscellaneous – Manufacturing — 1.8%
3M Co.	3,300	582,186
A.O. Smith Corp.	6,200	295,368
Eaton Corp. PLC	26,200	2,481,664
General Electric Co.	880,152	9,822,496
Parker-Hannifin Corp.	8,100	1,667,142

		14,848,856

Packaging & Containers — 0.6%
Crown Holdings, Inc. (a)	8,600	623,844
Packaging Corp. of America	35,376	3,961,758
Sonoco Products Co.	5,100	314,772

		4,900,374

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	2,600	652,288

Transportation — 1.9%
C.H. Robinson Worldwide, Inc.	8,100	633,420
CSX Corp.	49,300	3,567,348
Knight-Swift Transportation Holdings, Inc.	10,900	390,656
Norfolk Southern Corp.	6,598	1,280,870
Union Pacific Corp.	9,900	1,789,821
United Parcel Service, Inc. Class B	68,815	8,055,484

		15,717,599

		87,424,242

Technology — 12.6%
Computers — 1.4%
Cognizant Technology Solutions Corp. Class A	30,600	1,897,812
Hewlett Packard Enterprise Co.	82,000	1,300,520
International Business Machines Corp.	52,700	7,063,908
Leidos Holdings, Inc.	7,800	763,542
NetApp, Inc.	14,300	890,175

		11,915,957

Office & Business Equipment — 0.1%
Xerox Holdings Corp. (a)	12,200	449,814

Semiconductors — 7.7%
Applied Materials, Inc.	116,330	7,100,783
ASML Holding NV	2,362	699,010
Broadcom, Inc.	39,163	12,376,291
Intel Corp.	275,900	16,512,615
Lam Research Corp.	7,600	2,222,240

The accompanying notes are an integral part of the financial statements.

42

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Micron Technology, Inc. (a)	125,105	$6,728,147
NVIDIA Corp.	500	117,650
NXP Semiconductor NV	43,103	5,485,288
ON Semiconductor Corp. (a)	25,800	629,004
Qorvo, Inc. (a)	7,000	813,610
QUALCOMM, Inc.	65,937	5,817,622
Skyworks Solutions, Inc.	15,800	1,909,904
Texas Instruments, Inc.	19,585	2,512,560
Xilinx, Inc.	11,900	1,163,463

		64,088,187

Software — 3.4%
CDK Global, Inc.	6,600	360,888
Electronic Arts, Inc. (a)	18,500	1,988,935
Fidelity National Information Services, Inc.	2,971	413,236
Microsoft Corp.	71,775	11,318,917
Oracle Corp.	207,400	10,988,052
Synopsys, Inc. (a)	12,293	1,711,186
VMware, Inc. Class A (a) (b)	8,200	1,244,678

		28,025,892

		104,479,850

Utilities — 5.5%
Electric — 5.4%
AES Corp.	28,900	575,110
Ameren Corp.	3,620	278,016
American Electric Power Co., Inc.	36,516	3,451,127
CenterPoint Energy, Inc.	60,300	1,644,381
Edison International	78,666	5,932,203
Entergy Corp.	33,090	3,964,182
Evergy, Inc.	14,400	937,296
Eversource Energy	15,900	1,352,613
NextEra Energy, Inc.	44,930	10,880,249
NRG Energy, Inc.	15,800	628,050
OGE Energy Corp.	8,600	382,442
Pinnacle West Capital Corp.	6,200	557,566
Public Service Enterprise Group, Inc.	32,100	1,895,505
Sempra Energy	41,556	6,294,903
The Southern Co.	56,680	3,610,516
Vistra Energy Corp.	30,600	703,494
WEC Energy Group, Inc.	16,900	1,558,687

		44,646,340

Gas — 0.1%
NiSource, Inc.	33,258	925,903

		45,572,243

TOTAL COMMON STOCK (Cost $689,015,503)		812,083,499

	Number of Shares	Value

PREFERRED STOCK — 0.5%
Consumer, Non-cyclical — 0.1%
Pharmaceuticals — 0.1%
Becton Dickinson and Co. Convertible 6.125%	9,400	$615,324

Industrial — 0.0%
Electronics — 0.0%
Fortive Corp. Convertible 5.000%	400	389,104

Technology — 0.1%
Semiconductors — 0.1%
Broadcom, Inc. Convertible 8.000%	661	778,638

Utilities — 0.3%
Electric — 0.3%
Sempra Energy Convertible 6.000%	5,200	624,104
Sempra Energy Convertible 6.750%	2,700	321,489
The Southern Co. Convertible 6.750%	22,730	1,225,147

		2,170,740

TOTAL PREFERRED STOCK (Cost $3,618,040)		3,953,806

TOTAL EQUITIES (Cost $692,633,543)		816,037,305

MUTUAL FUNDS — 1.0%
Diversified Financial Services — 1.0%
iShares Russell 1000 Value ETF	59,400	8,106,912
State Street Navigator Securities Lending Prime Portfolio (c)	348,975	348,975

		8,455,887

TOTAL MUTUAL FUNDS (Cost $8,238,443)		8,455,887

TOTAL LONG-TERM INVESTMENTS (Cost $700,871,986)		824,493,192

	Principal Amount
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (d)	$3,646,060	3,646,060

TOTAL SHORT-TERM INVESTMENTS (Cost $3,646,060)		3,646,060

TOTAL INVESTMENTS — 100.2% (Cost $704,518,046) (e)		828,139,252

Other Assets/(Liabilities) — (0.2)%		(1,713,952)

NET ASSETS — 100.0%		$826,425,300

The accompanying notes are an integral part of the financial statements.

43

MML Equity Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $2,860,691 or 0.35% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $2,572,950 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities.
(Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $3,646,222. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $3,727,747.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

44

MML Managed Bond Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 0.2%

PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
Allstate Corp., 3 mo. USD LIBOR + 3.165% 5.100% VRN 1/15/53	95,000	$2,531,750

TOTAL PREFERRED STOCK (Cost $2,375,000)		2,531,750

TOTAL EQUITIES (Cost $2,375,000)		2,531,750

	Principal Amount
BONDS & NOTES — 97.4%

CORPORATE DEBT — 35.0%
Aerospace & Defense — 0.1%
L3Harris Technologies, Inc. 2.900% 12/15/29	$780,000	792,382
United Technologies Corp. 6.125% 7/15/38	350,000	486,075

		1,278,457

Agriculture — 0.7%
BAT Capital Corp. 4.758% 9/06/49	540,000	558,335
Bunge Ltd. Finance Corp. 3.250% 8/15/26	1,179,000	1,174,752
4.350% 3/15/24	1,810,000	1,901,495
Imperial Brands Finance PLC 3.875% 7/26/29 (a)	1,539,000	1,552,513
Reynolds American, Inc. 4.450% 6/12/25	1,095,000	1,179,189
5.850% 8/15/45	985,000	1,130,477

		7,496,761

Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	153,361	157,840
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A, 4.100% 10/01/29	1,495,879	1,558,971
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.600% 9/01/27	519,140	536,868

		2,253,679

Auto Manufacturers — 1.7%
Ford Motor Co. 5.291% 12/08/46	530,000	505,033

	Principal Amount	Value
Ford Motor Credit Co. LLC 3.336% 3/18/21	$2,700,000	$2,720,302
4.140% 2/15/23	2,760,000	2,839,685
4.375% 8/06/23	2,278,000	2,368,861
General Motors Co. 4.200% 10/01/27	565,000	590,930
5.150% 4/01/38	800,000	818,388
General Motors Financial Co., Inc. 3.500% 11/07/24	3,200,000	3,297,352
4.150% 6/19/23	2,193,000	2,303,722
4.200% 11/06/21	1,216,000	1,260,738
Hyundai Capital America 2.850% 11/01/22 (a)	1,705,000	1,724,002

		18,429,013

Banks — 4.9%
Associated Banc-Corp. 4.250% 1/15/25	2,991,000	3,162,079
Bank of America Corp. 4.183% 11/25/27	1,090,000	1,182,047
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	1,150,000	1,325,857
6.110% 1/29/37	1,550,000	2,095,181
7.750% 5/14/38	400,000	630,562
The Bank of Nova Scotia 4.500% 12/16/25	795,000	873,395
3 mo. USD LIBOR + 2.648% 4.650% VRN (b)	3,575,000	3,619,688
Barclays Bank PLC 10.179% 6/12/21 (a)	3,351,000	3,725,050
Barclays PLC 3 mo. USD LIBOR + 1.380% 3.284% FRN 5/16/24	2,085,000	2,108,814
4.337% 1/10/28	1,720,000	1,846,070
Citigroup, Inc. 4.125% 7/25/28	1,725,000	1,882,439
Credit Suisse AG 6.500% 8/08/23 (a)	3,069,000	3,418,099
Deutsche Bank AG 3.150% 1/22/21	2,553,000	2,564,611
Discover Bank 5 year USD Swap + 1.730% 4.682% VRN 8/09/28	2,905,000	3,035,725
First Republic Bank 4.375% 8/01/46	4,360,000	4,817,133
Fulton Financial Corp. 3.600% 3/16/22	1,565,000	1,589,280
The Goldman Sachs Group, Inc. 4.250% 10/21/25	550,000	597,429
5.950% 1/15/27	1,410,000	1,685,094
6.750% 10/01/37	1,145,000	1,590,552
HSBC Holdings PLC 4.250% 3/14/24	1,225,000	1,299,906

The accompanying notes are an integral part of the financial statements.

45

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ING Groep NV 3.550% 4/09/24	$1,205,000	$1,261,220
JP Morgan Chase & Co. 5.600% 7/15/41	1,125,000	1,540,731
Morgan Stanley 4.350% 9/08/26	3,200,000	3,500,428
5.000% 11/24/25	975,000	1,098,245
SVB Financial Group 3.500% 1/29/25	1,000,000	1,047,793
Valley National Bancorp 5.125% 9/27/23	1,530,000	1,642,263
Wells Fargo & Co. 5.375% 11/02/43	909,000	1,167,448

		54,307,139

Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900% 2/01/46	4,225,000	5,011,368
Molson Coors Brewing Co. 4.200% 7/15/46	1,124,000	1,121,921
5.000% 5/01/42	360,000	393,643

		6,526,932

Building Materials — 0.1%
Standard Industries, Inc. 5.500% 2/15/23 (a)	1,238,000	1,258,118

Chemicals — 1.0%
DuPont de Nemours, Inc. 5.319% 11/15/38	1,750,000	2,088,924
Huntsman International LLC 5.125% 11/15/22	1,000,000	1,068,164
Syngenta Finance NV 3.698% 4/24/20 (a)	1,870,000	1,875,884
4.441% 4/24/23 (a)	2,065,000	2,156,613
Yara International ASA 4.750% 6/01/28 (a)	3,328,000	3,617,484

		10,807,069

Commercial Services — 0.0%
ERAC USA Finance LLC 6.700% 6/01/34 (a)	125,000	168,763

Computers — 0.7%
Dell International LLC/EMC Corp. 6.020% 6/15/26 (a)	2,702,000	3,110,543
Genpact Luxembourg Sarl 3.375% 12/01/24	2,660,000	2,672,337
3.700% STEP 4/01/22	2,400,000	2,434,931

		8,217,811

Diversified Financial Services — 2.5%
Aircastle Ltd. 4.400% 9/25/23	3,095,000	3,272,506
5.000% 4/01/23	1,750,000	1,871,767

	Principal Amount	Value
Antares Holdings LP 6.000% 8/15/23 (a)	$2,945,000	$3,098,523
Ares Finance Co. LLC 4.000% 10/08/24 (a)	2,080,000	2,079,253
Brookfield Finance, Inc. 4.850% 3/29/29	1,752,000	2,006,239
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	335,000	358,361
Global Aircraft Leasing Co. Ltd. 6.500% 9/15/24 (a)	1,350,000	1,408,658
Lazard Group LLC 3.625% 3/01/27	1,253,000	1,293,673
3.750% 2/13/25	800,000	845,116
4.500% 9/19/28	755,000	831,256
LeasePlan Corp. NV 2.875% 10/24/24 (a)	1,535,000	1,534,479
Legg Mason, Inc. 5.625% 1/15/44	1,195,000	1,357,204
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (a)	1,550,000	1,622,850
5.250% 8/15/22 (a)	5,055,000	5,385,597
5.500% 2/15/24 (a)	545,000	598,361

		27,563,843

Electric — 1.6%
Avangrid, Inc. 3.800% 6/01/29	1,675,000	1,777,499
The Cleveland Electric Illuminating Co. 3.500% 4/01/28 (a)	945,000	984,330
CMS Energy Corp. 4.875% 3/01/44	780,000	931,639
Duke Energy Corp. 3.750% 9/01/46	635,000	656,874
Entergy Louisiana LLC 4.950% 1/15/45	1,005,000	1,078,048
Infraestructura Energetica Nova SAB de CV 3.750% 1/14/28 (a)	820,000	797,450
IPALCO Enterprises, Inc. 3.450% 7/15/20	3,410,000	3,424,747
3.700% 9/01/24	1,060,000	1,096,610
Nevada Power Co., Series N, 6.650% 4/01/36	550,000	762,012
NextEra Energy Capital Holdings, Inc. 2.750% 11/01/29	1,435,000	1,442,655
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	771,935
Pennsylvania Electric Co. 4.150% 4/15/25 (a)	1,860,000	1,979,559
Southwestern Electric Power Co. 6.200% 3/15/40	300,000	395,334
Xcel Energy, Inc. 6.500% 7/01/36	1,250,000	1,690,704

		17,789,396

The accompanying notes are an integral part of the financial statements.

46

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electronics — 0.1%
Arrow Electronics, Inc. 3.250% 9/08/24	$965,000	$992,318

Foods — 0.5%
Ingredion, Inc. 3.200% 10/01/26	638,000	645,115
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.500% 1/15/30 (a)	776,000	833,502
Kraft Heinz Foods Co. 4.625% 10/01/39 (a)	1,605,000	1,673,375
Mars, Inc. 3.950% 4/01/49 (a)	1,910,000	2,162,119

		5,314,111

Forest Products & Paper — 0.1%
Fibria Overseas Finance Ltd. 4.000% 1/14/25	1,250,000	1,291,575

Gas — 0.2%
NiSource, Inc. 4.800% 2/15/44	1,035,000	1,203,846
5.800% 2/01/42	950,000	1,190,525

		2,394,371

Health Care – Services — 0.2%
City of Hope 4.378% 8/15/48	1,050,000	1,215,973
Humana, Inc. 4.800% 3/15/47	830,000	972,859

		2,188,832

Housewares — 0.3%
Newell Brands, Inc. 3.850% STEP 4/01/23	2,982,000	3,098,926

Insurance — 4.2%
Allstate Corp. 3 mo. USD LIBOR + 2.938% 5.750% VRN 8/15/53	4,260,000	4,579,798
American International Group, Inc. 4.200% 4/01/28	1,025,000	1,128,326
4.500% 7/16/44	1,175,000	1,355,397
4.750% 4/01/48	505,000	608,938
3 mo. USD LIBOR + 2.868% 5.750% VRN 4/01/48	2,860,000	3,144,456
AmTrust Financial Services, Inc. 6.125% 8/15/23	3,030,000	3,094,365
Arch Capital Group US, Inc. 5.144% 11/01/43	540,000	670,048
Athene Holding Ltd. 4.125% 1/12/28	6,228,000	6,448,771
AXIS Specialty Finance LLC 3.900% 7/15/29	885,000	925,777
5 year CMT + 3.186% 4.900% VRN 1/15/40	1,315,000	1,332,852

	Principal Amount	Value
AXIS Specialty Finance PLC 4.000% 12/06/27	$2,500,000	$2,650,986
Brown & Brown, Inc. 4.200% 9/15/24	1,132,000	1,204,257
CNO Financial Group, Inc. 5.250% 5/30/25	2,621,000	2,902,758
Enstar Group Ltd. 4.500% 3/10/22	920,000	953,947
4.950% 6/01/29	1,600,000	1,714,441
Markel Corp. 3.350% 9/17/29	585,000	599,326
The Progressive Corp. 3 mo. USD LIBOR + 2.539% 5.375% VRN (b)	1,625,000	1,707,810
Prudential Financial, Inc. 3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	2,440,000	2,787,700
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	550,000	591,250
USF&G Capital I 8.500% 12/15/45 (a)	885,000	1,357,595
Voya Financial, Inc. 3 mo. USD LIBOR + 2.084% 4.700% VRN 1/23/48	1,080,000	1,082,700
Willis North America, Inc. 2.950% 9/15/29	905,000	896,999
4.500% 9/15/28	1,965,000	2,166,959
XLIT Ltd. 4.450% 3/31/25	2,250,000	2,451,620

		46,357,076

Internet — 0.1%
Amazon.com, Inc. 4.050% 8/22/47	1,340,000	1,576,975

Investment Companies — 1.1%
Ares Capital Corp. 3.500% 2/10/23	2,600,000	2,639,133
BlackRock TCP Capital Corp. 3.900% 8/23/24	2,910,000	2,973,399
4.125% 8/11/22	2,870,000	2,972,103
TPG Specialty Lending, Inc. 3.875% 11/01/24	3,575,000	3,601,332

		12,185,967

Iron & Steel — 0.2%
Vale Overseas Ltd. 6.250% 8/10/26	1,250,000	1,467,250
6.875% 11/21/36	630,000	819,000

		2,286,250

Machinery – Diversified — 0.2%
CNH Industrial Capital LLC 3.875% 10/15/21	2,280,000	2,339,600

The accompanying notes are an integral part of the financial statements.

47

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 1.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 5/01/27 (a)	$1,275,000	$1,345,125
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	735,000	911,199
Comcast Corp. 3.400% 7/15/46	645,000	654,655
3.450% 2/01/50	565,000	579,232
3.969% 11/01/47	630,000	694,089
4.750% 3/01/44	880,000	1,071,017
6.950% 8/15/37	265,000	393,056
Discovery Communications LLC 3.950% 3/20/28	1,552,000	1,656,794
5.000% 9/20/37	995,000	1,124,535
Grupo Televisa SAB 6.625% 3/18/25	2,196,000	2,561,516
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,244,547

		12,235,765

Mining — 1.0%
Glencore Finance Canada Ltd. 5.550% STEP 10/25/42 (a)	894,000	947,813
Glencore Funding LLC 3.875% 10/27/27 (a)	975,000	1,006,961
4.000% 4/16/25 (a)	2,150,000	2,238,801
4.625% 4/29/24 (a)	3,065,000	3,249,513
Kinross Gold Corp. 4.500% 7/15/27	470,000	492,325
5.125% 9/01/21	2,495,000	2,594,800
Teck Resources Ltd. 6.000% 8/15/40	850,000	948,906

		11,479,119

Miscellaneous – Manufacturing — 0.0%
General Electric Co. 6.875% 1/10/39	298,000	398,290
4.125% 10/09/42	113,000	116,575

		514,865

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc. 4.125% STEP 10/01/21	1,855,000	1,880,506

Oil & Gas — 2.6%
Antero Resources Corp. 5.375% 11/01/21	5,459,000	5,197,992
Cenovus Energy, Inc. 4.250% 4/15/27	1,125,000	1,191,902
6.750% 11/15/39	550,000	700,738
Diamondback Energy, Inc. 3.250% 12/01/26	1,105,000	1,118,471

	Principal Amount	Value
Encana Corp. 6.500% 2/01/38	$545,000	$643,904
EQT Corp. 3.000% 10/01/22 (c)	1,550,000	1,523,353
3.900% 10/01/27 (c)	4,510,000	4,196,113
Marathon Petroleum Corp. 4.500% 4/01/48	510,000	542,681
6.500% 3/01/41	1,120,000	1,454,731
Newfield Exploration Co. 5.375% 1/01/26	1,650,000	1,789,613
5.625% 7/01/24	975,000	1,071,413
5.750% 1/30/22	1,904,000	2,024,080
Occidental Petroleum Corp. 6.600% 3/15/46	1,258,000	1,621,890
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	1,175,000	1,219,062
Petroleos Mexicanos 5.350% 2/12/28	665,000	661,675
6.375% 1/23/45	595,000	573,259
6.500% 3/13/27	585,000	621,106
6.625% 6/15/35	140,000	143,430
Saudi Arabian Oil Co. 4.250% 4/16/39 (a)	2,075,000	2,222,834

		28,518,247

Oil & Gas Services — 0.4%
National Oilwell Varco, Inc. 3.600% 12/01/29	1,270,000	1,273,872
3.950% 12/01/42	1,506,000	1,387,833
Patterson-UTI Energy, Inc. 3.950% 2/01/28	1,680,000	1,636,733

		4,298,438

Packaging & Containers — 0.3%
Amcor Finance USA, Inc. 3.625% 4/28/26 (a)	3,105,000	3,190,690

Pharmaceuticals — 1.6%
AbbVie, Inc. 4.050% 11/21/39 (a)	1,045,000	1,098,355
4.700% 5/14/45	2,060,000	2,301,987
Allergan Funding SCS 3.800% 3/15/25	1,375,000	1,444,998
Becton Dickinson and Co. 4.685% 12/15/44	825,000	965,505
Bristol-Myers Squibb Co. 4.350% 11/15/47 (a)	1,230,000	1,467,775
Cigna Corp. 4.800% 7/15/46 (a)	880,000	1,021,453
CVS Health Corp. 4.300% 3/25/28	1,175,000	1,283,618
5.050% 3/25/48	1,255,000	1,487,208
6.125% 9/15/39	560,000	715,438

The accompanying notes are an integral part of the financial statements.

48

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CVS Pass-Through Trust 5.926% 1/10/34 (a)	$1,086,935	$1,267,170
7.507% 1/10/32 (a)	933,511	1,154,499
McKesson Corp. 6.000% 3/01/41	550,000	674,991
Mylan NV 3.950% 6/15/26	2,230,000	2,324,828
Teva Pharmaceutical Finance Netherlands BV 4.100% 10/01/46	460,000	331,200
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	724,000	701,158

		18,240,183

Pipelines — 2.3%
Cheniere Corpus Christi Holdings LLC 3.700% 11/15/29 (a)	463,000	472,823
Cheniere Energy Partners LP 4.500% 10/01/29 (a)	533,000	547,711
Energy Transfer Operating LP 4.200% 4/15/27	1,085,000	1,136,376
5.875% 1/15/24	1,150,000	1,273,211
6.125% 12/15/45	1,000,000	1,159,726
3 mo. USD LIBOR + 4.028% 6.250% VRN (b)	2,370,000	2,227,800
7.500% 10/15/20	1,125,000	1,169,133
EnLink Midstream Partners LP 4.150% 6/01/25	2,924,000	2,748,560
4.850% 7/15/26	951,000	891,563
Enterprise Products Operating LLC 3 mo. USD LIBOR + 3.033% 5.250% VRN 8/16/77	575,000	581,889
3 mo. USD LIBOR + 2.570% 5.375% VRN 2/15/78	1,205,000	1,197,520
EQM Midstream Partners LP 4.750% 7/15/23	2,325,000	2,332,420
MPLX LP 4.500% 4/15/38	595,000	605,456
6.250% 10/15/22 (a)	652,000	664,858
3 mo. USD LIBOR + 4.652% 6.875% VRN (b)	1,775,000	1,788,313
Plains All American Pipeline LP 3 mo. USD LIBOR + 4.110% 6.125% VRN (b)	2,345,000	2,186,712
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	1,642,000	1,749,849
4.700% 6/15/44	1,195,000	1,162,124
Sunoco Logistics Partners Operations LP 5.300% 4/01/44	525,000	558,770
Western Midstream Operating LP 4.500% 3/01/28	655,000	646,672

		25,101,486

	Principal Amount	Value
Private Equity — 0.6%
Apollo Management Holdings LP 5 year CMT + 3.266% 4.950% VRN 1/14/50 (a)	$805,000	$816,004
Carlyle Finance Subsidiary LLC 3.500% 9/19/29 (a)	1,100,000	1,097,305
Hercules Capital, Inc. 4.625% 10/23/22	2,910,000	2,933,678
KKR Group Finance Co. VI LLC 3.750% 7/01/29 (a)	1,260,000	1,343,083

		6,190,070

Real Estate Investment Trusts (REITS) — 1.7%
Alexandria Real Estate Equities, Inc. 2.750% 12/15/29	845,000	835,065
American Tower Trust #1 3.652% 3/15/48 (a)	1,910,000	1,996,707
Crown Castle International Corp. 5.200% 2/15/49	589,000	716,645
Healthcare Trust of America Holdings LP 3.500% 8/01/26	2,015,000	2,103,487
Mid-America Apartments LP 3.950% 3/15/29	725,000	791,224
Service Properties Trust 4.500% 6/15/23	760,000	790,123
Spirit Realty LP 3.200% 1/15/27	1,480,000	1,482,410
3.400% 1/15/30	515,000	517,710
4.000% 7/15/29	820,000	863,608
STORE Capital Corp. 4.625% 3/15/29	1,480,000	1,642,898
Tanger Properties LP 3.875% 12/01/23	1,448,000	1,490,869
UDR, Inc. 3.200% 1/15/30	805,000	823,413
VEREIT Operating Partnership LP 3.100% 12/15/29	2,790,000	2,741,753
4.625% 11/01/25	2,260,000	2,474,939

		19,270,851

Retail — 0.2%
El Puerto de Liverpool SAB de CV 3.950% 10/02/24 (a)	2,620,000	2,695,351

Semiconductors — 0.1%
Microchip Technology, Inc. 3.922% 6/01/21	985,000	1,007,340

Software — 0.3%
Broadridge Financial Solutions, Inc. 2.900% 12/01/29	1,210,000	1,208,892
Microsoft Corp. 4.450% 11/03/45	2,064,000	2,584,531

		3,793,423

The accompanying notes are an integral part of the financial statements.

49

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 1.1%
AT&T, Inc. 4.750% 5/15/46	$2,830,000	$3,202,832
5.250% 3/01/37	648,000	774,220
6.250% 3/29/41	210,000	273,471
Crown Castle Towers LLC 3.222% 5/15/42 (a)	1,700,000	1,718,217
4.241% 7/15/48 (a)	2,750,000	3,044,137
Embarq Corp. 7.995% 6/01/36	145,000	153,337
Qwest Corp 6.750% 12/01/21	725,000	780,615
Telefonica Emisiones SAU 4.665% 3/06/38	1,105,000	1,236,268
Verizon Communications, Inc. 6.550% 9/15/43	885,000	1,299,415

		12,482,512

Transportation — 0.2%
Autoridad del Canal de Panama 4.950% 7/29/35 (a)	1,050,000	1,223,260
CSX Corp. 4.750% 11/15/48	650,000	788,794
Pacific National Finance Pty Ltd. 4.625% 9/23/20 (a)	610,000	619,163

		2,631,217

TOTAL CORPORATE DEBT (Cost $369,883,768)		389,653,045

MUNICIPAL OBLIGATIONS — 0.5%
JobsOhio Beverage System Series B 4.532% 1/01/35	1,950,000	2,285,517
New York City Water & Sewer System 5.882% 6/15/44	105,000	152,909
Orange County Local Transportation Authority BAB 6.908% 2/15/41	1,350,000	1,951,290
State of California BAB 7.550% 4/01/39	920,000	1,475,699

		5,865,415

TOTAL MUNICIPAL OBLIGATIONS (Cost $5,405,636)		5,865,415

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 33.5%
Automobile ABS — 1.9%
Avis Budget Rental Car Funding AESOP LLC Series 2019-2A, Class B, 3.550% 9/22/25 (a)	5,766,000	5,941,925

	Principal Amount	Value
Series 2019-1A, Class C, 4.530% 3/20/23 (a)	$1,271,000	$1,300,992
Carmax Auto Owner Trust, Series 2019-3, Class D 2.850% 1/15/26	1,974,000	1,970,554
Carvana Auto Receivables Trust, Series 2019-4A, Class D 3.070% 7/15/25 (a)	1,625,000	1,621,704
Hertz Vehicle Financing LP Series 2019-3A, Class B, 3.030% 12/26/25 (a)	2,293,000	2,281,529
Series 2018-1A, Class B, 3.600% 2/25/24 (a)	3,810,000	3,880,253
OneMain Direct Auto Receivables Trust, Series 2019-1A, Class B 3.950% 11/14/28 (a)	1,774,000	1,810,592
Santander Revolving Auto Loan Trust Series 2019-A, Class B, 2.800% 1/26/32 (a)	856,000	851,640
Series 2019-A, Class C, 3.000% 1/26/32 (a)	561,000	556,534
Series 2019-A, Class D, 3.450% 1/26/32 (a)	1,087,000	1,078,689

		21,294,412

Commercial MBS — 4.5%
Aventura Mall Trust, Series 2018-AVM, Class C, 4.112% VRN 7/05/40 (a) (d)	4,270,000	4,541,683
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 3.090% FRN 9/15/34 (a)	670,000	669,620
BANK Series 2019-BN17, Class B, 4.128% VRN 4/15/52 (d)	441,000	475,866
Series 2019-BN16, Class AS, 4.267% 2/15/52	665,833	738,264
Series 2019-BN16, Class B, 4.438% VRN 2/15/52 (d)	547,420	600,790
BBCMS Mortgage Trust Series 2018-CHRS, Class B, 4.267% VRN 8/05/38 (a) (d)	2,250,000	2,399,656
Series 2018-CHRS, Class C, 4.267% VRN 8/05/38 (a) (d)	1,610,000	1,702,463
Series 2018-CHRS, Class D, 4.267% VRN 8/05/38 (a) (d)	1,370,000	1,419,122
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, 5.450% VRN 1/12/45 (d)	366,949	367,164

The accompanying notes are an integral part of the financial statements.

50

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BHMS Mortgage Trust Series 2018-ATLS, Class A, 1 mo. USD LIBOR + 1.250% 2.990% FRN 7/15/35 (a)	$4,450,000	$4,441,650
Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 3.240% FRN 7/15/35 (a)	4,950,000	4,940,699
BX Commercial Mortgage Trust Series 2018-IND, Class B, 1 mo. USD LIBOR + .900% 2.640% FRN 11/15/35 (a)	735,000	734,545
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 3.440% FRN 11/15/35 (a)	1,876,000	1,881,241
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 3.540% FRN 10/15/36 (a)	1,729,000	1,730,621
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 3.740% FRN 10/15/36 (a)	2,088,000	2,089,306
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750% 3.490% FRN 12/15/37 (a)	898,516	901,053
Commercial Mortgage Pass-Through Certificates Series 2012-CR4, Class B, 3.703% 10/15/45 (a)	1,060,000	1,023,675
Series 2014-UBS2, Class AM, 4.199% 3/10/47	1,375,000	1,453,034
Series 2015-CR23, Class C, 4.250% VRN 5/10/48 (d)	1,000,000	1,045,988
Series 2014-LC17, Class C, 4.575% VRN 10/10/47 (d)	2,908,000	3,057,453
CPT Mortgage Trust Series 2019-CPT, Class D, 2.997% VRN 11/13/39 (a) (d)	982,000	955,448
Series 2019-CPT, Class E, 2.997% VRN 11/13/39 (a) (d)	1,556,000	1,450,750
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.619% VRN 7/10/38 (d)	479,803	484,132
GS Mortgage Securities Corp., Series 2012-GC6, Class AS 4.948% 1/10/45 (a)	488,000	511,622
Jackson Park Trust, Series 2019-LIC, Class C, 3.131% VRN 10/14/39 (a) (d)	2,300,000	2,274,696
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800% 3.540% FRN 5/15/36 (a)	1,505,000	1,504,099

	Principal Amount	Value
Morgan Stanley Capital I Trust Series 2019-L2, Class AS, 4.272% 3/15/52	$1,950,000	$2,152,720
Series 2018-H3, Class B, 4.620% VRN 7/15/51 (d)	760,000	836,414
Series 2011-C2, Class B, 5.200% VRN 6/15/44 (a) (d)	1,325,000	1,350,401
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.503% VRN 8/15/39 (d)	566	566
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, 2.997% VRN 10/25/46 (d)	195,485	196,015
Wells Fargo Commercial Mortgage Trust Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (d)	1,450,000	1,611,035
Series 2018-C45, Class B, 4.556% 6/15/51	400,000	448,303

		49,990,094

Other ABS — 15.2%
321 Henderson Receivables LLC, Series 2015-1A, Class A 3.260% 9/15/72 (a)	1,959,818	1,973,277
AASET Trust, Series 2019-1, Class A 3.844% 5/15/39 (a)	1,797,406	1,809,542
AASET US Ltd., Series 2018-2A, Class A 4.454% 11/18/38 (a)	1,551,296	1,581,061
Adams Outdoor Advertising LP, Series 2018-1, Class A 4.810% 11/15/48 (a)	1,957,362	2,031,033
AIMCO CLO, Series 2019-10A, Class C, 3 mo. USD LIBOR + 2.450% 4.748% FRN 7/22/32 (a)	2,000,000	1,992,436
Allegro CLO X Ltd., Series 2019-1A, Class C, 3 mo. USD LIBOR + 2.750% 4.716% FRN 4/20/32 (a)	2,200,000	2,203,601
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (a)	1,824,000	1,852,386
Ascentium Equipment Receivables Trust Series 2019-2A, Class E, 3.780% 5/10/27 (a)	3,759,000	3,732,763
Series 2018-2A, Class D, 4.150% 7/10/24 (a)	2,473,000	2,531,020

The accompanying notes are an integral part of the financial statements.

51

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-1A, Class E, 4.310% 4/12/27 (a)	$1,251,000	$1,280,606
Assurant CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.250% 4.216% FRN 10/20/31 (a)	820,000	813,405
Atrium, Series 15A, Class B, 3 mo. USD LIBOR + 1.750% 3.684% FRN 1/23/31 (a)	1,190,000	1,184,490
Avery Point VII CLO Ltd., Series 2015-7A, Class DR, 3 mo. USD LIBOR + 3.600% 5.601% FRN 1/15/28 (a)	1,000,000	1,000,106
Ballyrock CLO 2019-2 Ltd., Series 2019-2A, Class C, 3 mo. USD LIBOR + 4.100% 5.998% FRN 11/20/30 (a)	400,000	402,683
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class CR, 3 mo. USD LIBOR + 3.500% 5.501% FRN 1/15/29 (a)	500,000	489,936
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class B, 3 mo. USD LIBOR + 1.950% 3.859% FRN 10/15/32 (a)	500,000	500,585
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A 2.940% 5/25/29 (a)	616,157	616,570
CAL Funding Ltd., Series 2018-2A, Class A 4.340% 9/25/43 (a)	1,330,000	1,349,062
Canyon Capital CLO Ltd., Series 2019-2A, Class C, 3 mo. USD LIBOR + 2.750% 4.838% FRN 10/15/32 (a)	250,000	250,390
Capital Automotive REIT Series 2014-1A, Class A, 3.660% 10/15/44 (a)	861,627	860,625
Series 2017-1A, Class A2, 4.180% 4/15/47 (a)	945,897	961,382
Carlyle Global Market Strategies CLO Ltd., Series 2015-3A, Class CR, 3 mo. USD LIBOR + 2.850% 4.786% FRN 7/28/28 (a)	330,000	318,916
Castlelake Aircraft Structured Trust Series 2019-1A, Class A, 3.967% 4/15/39 (a)	1,458,428	1,472,283
Series 2018-1, Class A, 4.125% 6/15/43 (a)	1,440,464	1,464,277

	Principal Amount	Value
CBAM Ltd. Series 2018-6A, Class B1R, 3 mo. USD LIBOR + 2.100% 3.846% FRN 1/15/31 (a)	$900,000	$902,564
Series 2019-10A, Class B, 3 mo. USD LIBOR + 2.050% 4.016% FRN 4/20/32 (a)	1,900,000	1,905,831
CIFC Funding Ltd., Series 2017-5A, Class A1, 3 mo. USD LIBOR + 1.180% 3.182% FRN 11/16/30 (a)	2,330,000	2,324,326
Clear Creek CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.200% 3.166% FRN 10/20/30 (a)	2,040,000	2,035,020
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.252% FRN 9/25/34	23,962	22,845
Cronos Containers Program Ltd., Series 2014-2A, Class A 3.270% 11/18/29 (a)	261,111	261,146
DB Master Finance LLC, Series 2019-1A, Class A23 4.352% 5/20/49 (a)	1,550,210	1,631,239
Domino’s Pizza Master Issuer LLC Series 2019-1A, Class A2, 3.668% 10/25/49 (a)	1,100,000	1,104,600
Series 2017-1A, Class A23, 4.118% 7/25/47 (a)	764,400	789,252
Series 2015-1A, Class A2II, 4.474% 10/25/45 (a)	2,999,250	3,088,304
Drug Royalty II LP, Series 2014-1, Class A2 3.484% 7/15/23 (a)	24,272	24,266
Dryden 72 CLO Ltd., Series 2019-72A, Class B, 3 mo. USD LIBOR + 1.900% 3.810% FRN 5/15/32 (a)	1,500,000	1,504,029
Eaton Vance CLO Ltd. Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.750% 3.751% FRN 10/15/30 (a)	1,700,000	1,696,724
Series 2019-1A, Class B, 3 mo. USD LIBOR + 1.950% 3.951% FRN 4/15/31 (a)	1,800,000	1,804,855
Elmwood CLO Ltd. Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450% 3.416% FRN 4/20/31 (a)	2,900,000	2,909,332
Series 2019-3A, Class B, 3 mo. USD LIBOR + 1.950% 3.768% FRN 10/15/32 (a)	350,000	350,228

The accompanying notes are an integral part of the financial statements.

52

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
FCI Funding LLC, Series 2019-1A, Class A 3.630% 2/18/31 (a)	$426,119	$427,925
Flatiron CLO Ltd. Series 2019-1A, Class B, 3 mo. USD LIBOR + 1.900% 3.795% FRN 11/16/32 (a)	350,000	351,253
Series 2019-1A, Class C, 3 mo. USD LIBOR + 2.700% 4.595% FRN 11/16/32 (a)	250,000	250,298
Galaxy CLO Ltd., Series 2015-20A, Class AR, 3 mo. USD LIBOR + 1.000% 2.966% FRN 4/20/31 (a)	3,000,000	2,970,516
Global SC Finance IV Ltd., Series 2017-1A, Class A 3.850% 4/15/37 (a)	1,382,242	1,415,204
Global SC Finance SRL, Series 2014-1A, Class A1 3.190% 7/17/29 (a)	229,167	228,315
Goldentree Loan Management US CLO Ltd., Series 2017-2A, Class A, 3 mo. USD LIBOR + 1.150% 3.116% FRN 11/28/30 (a)	1,950,000	1,947,980
Goodgreen Trust Series 2019-2A, Class A, 2.760% 10/15/54 (a)	3,026,721	3,000,769
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	1,830,586	1,862,218
Series 2017-1A, Class A, 3.740% 10/15/52 (a)	863,374	889,892
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	1,457,803	1,519,762
Harbor Park CLO Ltd., Series 2018-1A, Class B1, 3 mo. USD LIBOR + 1.700% 3.666% FRN 1/20/31 (a)	1,290,000	1,287,442
Helios Issuer LLC, Series 2017-1A, Class A 4.940% 9/20/49 (a)	1,543,111	1,608,421
Hero Funding Trust Series 2016-3A, Class A1, 3.080% 9/20/42 (a)	1,053,771	1,058,270
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	1,074,111	1,071,075
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	314,465	318,001
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	1,267,080	1,297,742
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	252,805	259,198

	Principal Amount	Value
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	$1,904,176	$1,981,053
Highbridge Loan Management Ltd., Series 12A-18, Class B, 3 mo. USD LIBOR + 1.850% 3.853% FRN 7/18/31 (a)	1,200,000	1,167,426
Horizon Aircraft Finance Ltd. Series 2019-2, Class A, 3.425% 11/15/39 (a)	2,399,631	2,385,509
Series 2019-1, Class A, 3.721% 7/15/39 (a)	1,352,224	1,350,559
Series 2018-1, Class A, 4.458% 12/15/38 (a)	964,713	990,385
ICG US CLO Ltd., Series 2019-1A, Class A1A, 3 mo. USD LIBOR + 1.380% 3.496% FRN 10/26/32 (a)	750,000	750,047
J.G. Wentworth LLC, Series 2018-2A, Class A 3.960% 10/15/75 (a)	1,465,458	1,552,572
KKR Financial CLO Ltd., Series 24, Class C, 3 mo. USD LIBOR + 2.700% 4.666% FRN 4/20/32 (a)	2,400,000	2,406,084
KREF Ltd., Series 2018-FL1, Class C, 1 mo. USD LIBOR + 2.000% 3.737% FRN 6/15/36 (a)	1,670,000	1,671,043
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1 4.300% 1/15/42 (a)	2,305,938	2,347,754
MACH 1 Cayman Ltd., Series 2019-1, Class A 3.474% 10/15/39 (a)	2,187,146	2,172,116
Madison Park Funding Ltd. Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600% 3.601% FRN 7/15/30 (a)	1,665,000	1,649,754
Series 2018-29A, Class C, 3 mo. USD LIBOR + 2.200% 4.203% FRN 10/18/30 (a)	620,000	617,471
Mosaic Solar Loans LLC Series 2018-1A, Class A, 4.010% 6/22/43 (a)	329,578	338,386
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	352,634	366,367
MP CLO Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 1.250% 3.216% FRN 10/20/30 (a)	1,750,000	1,742,183
MVW Owner Trust Series 2017-1A, Class A, 2.420% 12/20/34 (a)	222,968	222,878

The accompanying notes are an integral part of the financial statements.

53

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-1A, Class A, 2.520% 12/20/32 (a)	$306,799	$306,678
NP SPE LLC, Series 2017-1A, Class A2 4.219% 10/21/47 (a)	2,260,000	2,351,073
Octagon Investment Partners 42 Ltd., Series 2019-3A, Class B1, 3 mo. USD LIBOR + 1.950% 3.951% FRN 4/15/31 (a)	1,500,000	1,501,506
OHA Credit Funding Ltd. Series 2019-4A, Class A1, 3 mo. USD LIBOR + 1.330% 3.266% FRN 10/22/32 (a)	1,000,000	1,000,658
Series 2019-4A, Class C, 3 mo. USD LIBOR + 2.650% 4.586% FRN 10/22/32 (a)	500,000	500,385
OneMain Financial Issuance Trust, Series 2019-2A, Class A 3.140% 10/14/36 (a)	8,400,000	8,291,343
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (a)	458,144	460,256
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A 3.967% 6/15/44 (a)	1,575,643	1,587,793
Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2 3.858% 12/05/49 (a)	2,322,000	2,300,430
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850% 4.642% FRN 2/25/23 (a)	1,270,000	1,277,493
Rockford Tower CLO Ltd., Series 2019-1A, Class B1, 3 mo. USD LIBOR + 2.050% 4.016% FRN 4/20/32 (a)	1,500,000	1,501,899
RR 3 Ltd., Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090% 3.091% FRN 1/15/30 (a)	2,450,000	2,429,197
Sierra Receivables Funding LLC Series 2015-3A, Class B, 3.080% 9/20/32 (a)	93,391	93,750
Series 2018-3A, Class D, 5.200% 9/20/35 (a)	1,012,736	1,033,032
Steele Creek CLO Ltd. Series 2017-1A, Class A, 3 mo. USD LIBOR + 1.250% 3.251% FRN 1/15/30 (a)	660,000	657,851
Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300% 4.204% FRN 8/18/31 (a)	1,170,000	1,130,504

	Principal Amount	Value
Store Master Funding Series 2019-1, Class A2, 3.650% 11/20/49 (a)	$2,911,997	$2,877,456
Series 2018-1A, Class A2, 4.290% 10/20/48 (a)	1,317,458	1,396,099
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + .800% 2.592% FRN 11/25/35 (a)	3,985,600	3,912,809
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730% 8/15/36 (a)	171,803	172,875
Sunnova Helios Issuer LLC, Series 2018-1A, Class A 4.870% 7/20/48 (a)	460,690	481,799
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A 4.190% 1/15/71 (a)	1,967,257	2,103,880
Taco Bell Funding LLC, Series 2018-1A, Class A2II 4.940% 11/25/48 (a)	1,128,600	1,214,558
TAL Advantage LLC, Series 2017-1A, Class A 4.500% 4/20/42 (a)	1,973,999	2,025,329
Textainer Marine Containers Ltd., Series 2019-1A, Class A 3.960% 4/20/44 (a)	518,773	523,640
Trinity Rail Leasing LP Series 2019-2A, Class A2, 3.100% 10/18/49 (a)	3,289,000	3,248,732
Series 2018-1A, Class A2, 4.620% 6/17/48 (a)	2,420,000	2,515,685
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 2.709% 8/15/47 (a)	327,345	327,396
Triton Container Finance LLC Series 2017-1A, Class A, 3.520% 6/20/42 (a)	813,524	809,139
Series 2017-2A, Class A, 3.620% 8/20/42 (a)	2,691,430	2,690,898
Series 2018-2A, Class A, 4.190% 6/22/43 (a)	1,394,000	1,412,203
Vivint Solar Financing V LLC, Series 2018-1A, Class B 7.370% 4/30/48 (a)	2,640,172	2,767,570
VSE VOI Mortgage LLC, Series 2016-A, Class A 2.540% 7/20/33 (a)	883,121	879,484
WAVE LLC Series 2017-1A, Class A, 3.844% 11/15/42 (a)	3,303,794	3,323,765

The accompanying notes are an integral part of the financial statements.

54

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2017-1A, Class C, 6.656% 11/15/42 (a)	$1,878,695	$1,887,459
WAVE USA, Inc, Series 2019-1A, Class A 3.597% 9/15/44 (a)	4,006,968	3,964,525
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750% STEP 9/15/43 (a)	1,268,423	1,324,719
Wind River CLO Ltd. Series 2016-2A, Class BR, 3 mo. USD LIBOR + 1.800% 3.709% FRN 11/01/31 (a)	900,000	895,384
Series 2018-2A, Class B, 3 mo. USD LIBOR + 1.750% 3.751% FRN 7/15/30 (a)	1,150,000	1,145,674

		168,827,790

Student Loans ABS — 11.1%
AccessLex Institute Series 2004-A, Class A3, 28 day ARS, 1.699% FRN 7/01/39	1,400,000	1,378,691
Series 2003-A, Class A3, 3 mo. CMT + 1.200% 2.790% VRN 7/01/38	64,249	64,184
Chase Education Loan Trust, Series 2007-A, Class A4, 3 mo. USD LIBOR + .100% 2.061% FRN 6/28/39	5,960,955	5,756,590
College Avenue Student Loans LLC Series 2019-A, Class B, 3.810% 12/28/48 (a)	2,244,000	2,245,795
Series 2019-A, Class C, 4.460% 12/28/48 (a)	1,281,000	1,278,840
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS 0.000% FRN 1/25/47	900,000	712,855
Earnest Student Loan Program LLC, Series 2016-B, Class A2 3.020% 5/25/34 (a)	484,465	486,534
ECMC Group Student Loan Trust Series 2018-2A, Class A, 1 mo. USD LIBOR + .800% 2.592% FRN 9/25/68 (a)	2,166,019	2,125,430
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 2.992% FRN 12/27/66 (a)	2,258,229	2,258,226
EdLinc Student Loan Funding, Series 2017-A, Class A, PRIME—1.150% 4.350% FRN 12/01/47 (a)	2,384,304	2,350,933

	Principal Amount	Value
Education Services of America Series 2014-4, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 6/25/48 (a)	$1,200,000	$1,132,661
Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 10/25/56 (a)	1,100,000	1,049,445
Educational Funding of the South, Inc., Series 2011-1, Class B, 3 mo. USD LIBOR + 3.700% 5.640% FRN 4/25/46	625,000	646,695
EDvestinU Private Education Loan Issue No 1 LLC, Series 2019-A, Class A, 3.580% VRN 11/25/38 (a) (d)	1,614,092	1,670,462
Higher Education Funding I Series 2004-1, Class B2, 28 day ARS 0.000%FRN 1/01/44 (a)	450,000	386,187
Series 2004-1, Class B1, 28 day ARS 3.387% FRN 1/01/44 (a)	450,000	398,352
Laurel Road Prime Student Loan Trust, Series 2017-B, Class BFX 3.020% 8/25/42 (a)	680,374	689,853
Navient Private Education Refi Loan Trust Series 2019-CA, Class B, 3.670% 2/15/68 (a)	2,249,000	2,300,479
Series 2019-A, Class B, 3.900% 1/15/43 (a)	1,190,000	1,259,394
Series 2018-CA, Class B, 4.220% 6/16/42 (a)	1,530,000	1,571,325
Navient Student Loan Trust Series 2018-BA, Class A2B, 1 mo. USD LIBOR + .720% 2.460% FRN 12/15/59 (a)	880,000	877,257
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .800% 2.592% FRN 3/25/67 (a)	4,700,000	4,597,437
Series 2019-1A, Class A2, 1 mo. USD LIBOR + .900% 2.692% FRN 12/27/67 (a)	4,530,000	4,533,446
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.042% FRN 6/25/65 (a)	3,299,502	3,338,298
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.092% FRN 3/25/66 (a)	7,050,000	7,144,022
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 10/25/58	940,000	946,557
Series 2016-2, Class A3, 1 mo. USD LIBOR + 1.500% 3.292% FRN 6/25/65 (a)	2,370,000	2,425,517

The accompanying notes are an integral part of the financial statements.

55

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-BA, Class B, 4.040% 12/15/59 (a)	$2,950,000	$3,083,556
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B 3.600% 12/26/40 (a)	545,070	550,390
Nelnet Student Loan Trust Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 2.356% FRN 6/25/41	606,765	560,494
Series 2019-5, Class A, 2.530% 10/25/67 (a)	8,478,744	8,372,177
Series 2019-2A, Class A, 1 mo. USD LIBOR + .900% 2.692% FRN 6/27/67 (a)	1,951,557	1,951,259
Series 2005-4, Class A4A, 7 day ARS 2.780% FRN 3/22/32	325,000	306,195
Series 2019-1A, Class B, 1 mo. USD LIBOR + 1.400% 3.192% FRN 4/25/67 (a)	3,250,000	3,221,152
Series 2019-5, Class B, 3.450% 10/25/67 (a)	2,150,000	2,093,123
SLC Student Loan Trust, Series 2007-1, Class A5, 3 mo. USD LIBOR + .090% 2.000% FRN 2/15/68	4,000,000	3,722,957
SLM Student Loan Trust Series 2006-2, Class R, 0.000%1/25/41	7,308	3,617,460
Series 2002-7, Class A11, 28 day ARS 1.513% FRN 3/15/28	118,000	118,000
Series 2005-3, Class B, 3 mo. USD LIBOR + .150% 2.090% FRN 4/25/40	863,470	797,595
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.150% FRN 10/25/40	2,019,162	1,882,472
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 2.230% FRN 1/25/44	2,106,197	1,968,472
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 2.540% FRN 10/25/65 (a)	5,650,000	5,522,194
Series 2003-5, Class A7, 28 day ARS 2.894% FRN 6/15/30	250,000	250,000
Series 2013-2, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 6/25/43	1,420,000	1,339,825
Series 2002-7, Class B, 28 day ARS 5.194% FRN 12/15/39	3,950,000	3,948,662

	Principal Amount	Value
SoFi Alternative Trust, Series 2019-C, Class PT, 4.010% VRN 1/25/45 (a) (d)	$6,781,899	$6,932,097
SoFi Professional Loan Program LLC Series 2015-A, Class RC, 0.000% 3/25/33 (a)	1,200	990,000
Series 2017-D, Class R1, 0.000% 9/25/40 (a)	4,688,500	2,340,171
Series 2018-A, Class R1, 0.000% 2/25/42 (a)	3,759,800	2,906,325
Series 2018-B, Class R1, 0.000% 8/26/47 (a)	3,324,300	1,981,548
Series 2018-D, Class R1, 0.000% 2/25/48 (a)	4,961,600	1,711,752
Series 2019-A, Class R1, 0.000% 6/15/48 (a)	6,724,700	2,088,196
Series 2017-C, Class C, 4.210% VRN 7/25/40 (a) (d)	990,000	1,036,833
South Carolina Student Loan Corp. Series 2014-1, Class A2, 1 mo. USD LIBOR + 1.000% 2.691% FRN 1/03/33	1,800,000	1,776,392
Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500% 3.191% FRN 8/01/35	3,050,000	3,073,827
South Texas Higher Education Authority, Inc., Series 2012-1, Class A3, 3 mo. USD LIBOR + .850% 2.949% FRN 10/01/46	1,700,000	1,709,334

		123,477,923

WL Collateral CMO — 0.8%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, 4.624% VRN 8/25/34 (d)	22,040	21,744
Countrywide Home Loans, Inc. Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (d)	4,023	3,829
Series 2004-2, Class 1A1, 4.608% VRN 2/25/34 (d)	17,921	16,776
Deephaven Residential Mortgage Trust, Series 2019-1A, Class A3, 3.948% VRN 1/25/59 (a) (d)	902,265	909,435
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.306% VRN 8/25/34 (d)	5,693	5,627
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.946% VRN 8/25/34 (d)	36,651	35,370
JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.500% VRN 1/25/47 (a) (d)	2,719,565	2,766,733

The accompanying notes are an integral part of the financial statements.

56

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.250% VRN 2/25/34 (d)	$1,913	$1,821
Series 2003-A4, Class IA, 4.744% VRN 7/25/33 (d)	1,955	1,901
PSMC Trust, Series 2018-2, Class A1, 3.500% VRN 6/25/48 (a) (d)	3,047,081	3,058,874
Sequoia Mortgage Trust, Series 2019-1, Class A1, 4.000% VRN 2/25/49 (a) (d)	416,078	422,898
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.133% VRN 3/25/34 (d)	20,596	20,075
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.640% FRN 4/25/44	52,881	51,748
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Class A1, 4.000% VRN 11/25/48 (a) (d)	1,605,040	1,646,736

		8,963,567

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $370,797,040)		372,553,786

SOVEREIGN DEBT OBLIGATIONS — 0.7%
Colombia Government International Bond 6.125% 1/18/41	2,080,000	2,691,520
Mexico Government International Bond 4.750% 3/08/44	3,727,000	4,118,335
6.750% 9/27/34	685,000	938,450

		7,748,305

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $6,705,365)		7,748,305

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 26.0%
Collateralized Mortgage Obligations — 0.3%
Federal Home Loan Mortgage Corp. Series 2617, Class Z, 5.500% 5/15/33	1,000,146	1,110,082
Series 2693, Class Z, 5.500% 10/15/33	1,786,968	1,954,208
Series 2178, Class PB, 7.000% 8/15/29	38,475	42,477

		3,106,767

	Principal Amount	Value
Pass-Through Securities — 25.3%
Federal Home Loan Mortgage Corp. Pool #SB8013 2.500% 9/01/34	$7,096,839	$7,160,463
Pool #SB8020 2.500% 12/01/34	4,099,526	4,136,279
Pool #J13972 3.500% 1/01/26	35,485	36,799
Pool #C91344 3.500% 11/01/30	113,037	117,886
Pool #C91424 3.500% 1/01/32	76,357	79,728
Pool #C91239 4.500% 3/01/29	5,517	5,888
Pool #C91251 4.500% 6/01/29	35,948	38,370
Pool #ZA5946 4.500% 11/01/48	9,155,391	9,656,041
Pool #G05253 5.000% 2/01/39	177,924	197,063
Pool #C90939 5.500% 12/01/25	18,841	20,347
Pool #D97258 5.500% 4/01/27	11,855	12,810
Pool #C91026 5.500% 4/01/27	30,975	33,471
Pool #C91074 5.500% 8/01/27	3,361	3,632
Pool #D97417 5.500% 10/01/27	10,241	11,075
Pool #C91128 5.500% 12/01/27	1,678	1,815
Pool #C91148 5.500% 1/01/28	75,702	81,871
Pool #C91176 5.500% 5/01/28	26,679	28,878
Pool #C91217 5.500% 11/01/28	9,647	10,448
Pool #C01079 7.500% 10/01/30	1,128	1,313
Pool #C01135 7.500% 2/01/31	4,869	5,643
Federal National Mortgage Association Pool #MA3797 2.500% 10/01/34	13,290,448	13,409,598
Pool #MA3029 3.000% 6/01/32	3,788,728	3,900,398
Pool #MA3090 3.000% 8/01/32	1,600,631	1,646,808
Pool #AO8180 3.000% 9/01/42	30,714	31,569
Pool #AB7397 3.000% 12/01/42	159,405	163,991
Pool #AB7401 3.000% 12/01/42	144,808	148,974
Pool #AP8668 3.000% 12/01/42	177,392	182,495
Pool #AR1975 3.000% 12/01/42	40,325	41,485
Pool #AR0306 3.000% 1/01/43	11,283	11,608
Pool #AR5391 3.000% 1/01/43	97,503	100,308
Pool #AL3215 3.000% 2/01/43	132,851	136,673
Pool #AR4109 3.000% 2/01/43	140,502	144,544
Pool #AR4432 3.000% 3/01/43	53,023	54,548
Pool #AT0169 3.000% 3/01/43	228,477	235,050
Pool #AB8809 3.000% 3/01/43	70,870	72,909
Pool #MA1368 3.000% 3/01/43	241,036	247,970
Pool #AR2174 3.000% 4/01/43	256,424	263,801
Pool #AS1304 3.500% 12/01/28	1,180,090	1,230,145
Pool #AV1897 3.500% 12/01/28	207,781	216,594
Pool #AV2325 3.500% 12/01/28	616,217	642,354
Pool #BF0196 3.500% 2/01/41	1,203,590	1,260,504
Pool #MA1356 3.500% 2/01/43	8,988,551	9,452,912
Pool #CA1073 3.500% 1/01/48	12,133,578	12,593,578
Pool #BJ0686 4.000% 4/01/48	2,792,120	2,926,858
Pool #CA1951 4.000% 7/01/48	3,515,931	3,679,006
Pool #BN5342 4.000% 3/01/49	26,045,432	27,098,819
Pool #MA3638 4.000% 4/01/49	8,671,147	9,016,425
Pool #725692 1 year CMT + 2.138% 4.357% FRN 10/01/33	68,091	71,710

The accompanying notes are an integral part of the financial statements.

57

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #888586 1 year CMT + 2.195% 4.370% FRN 10/01/34	$84,621	$89,118
Pool #AA3980 4.500% 4/01/28	58,290	61,692
Pool #CA1952 4.500% 6/01/48	2,454,214	2,602,071
Pool #CA1909 4.500% 6/01/48	8,014,397	8,499,737
Pool #BK7877 4.500% 7/01/48	1,703,459	1,805,021
Pool #MA3537 4.500% 12/01/48	4,114,209	4,335,075
Pool #MA3564 4.500% 1/01/49	3,824,139	4,034,213
Pool #BN5241 4.500% 2/01/49	18,259,048	19,233,553
Pool #MA3639 4.500% 4/01/49	8,777,478	9,237,713
Pool #MA3688 4.500% 6/01/49	6,294,347	6,624,382
Pool #775539 12 mo. USD LIBOR + 1.636% 4.511% FRN 5/01/34	27,774	29,001
Pool #AD6437 5.000% 6/01/40	418,254	459,807
Pool #AD6996 5.000% 7/01/40	2,835,216	3,116,894
Pool #AL8173 5.000% 2/01/44	1,149,815	1,256,863
Pool #AD0836 5.500% 11/01/28	60,226	65,099
Pool #575667 7.000% 3/01/31	11,484	13,299
Pool #529453 7.500% 1/01/30	2,446	2,833
Pool #535996 7.500% 6/01/31	4,575	5,320
Pool #252926 8.000% 12/01/29	139	160
Pool #532819 8.000% 3/01/30	118	137
Pool #534703 8.000% 5/01/30	2,526	2,920
Pool #253437 8.000% 9/01/30	117	136
Pool #253481 8.000% 10/01/30	66	77
Pool #596656 8.000% 8/01/31	99	99
Pool #602008 8.000% 8/01/31	3,633	4,206
Pool #190317 8.000% 8/01/31	2,687	3,115
Pool #597220 8.000% 9/01/31	2,975	3,469
Government National Mortgage Association Pool #371146 7.000% 9/15/23	72	75
Pool #352022 7.000% 11/15/23	3,291	3,496
Pool #374440 7.000% 11/15/23	235	250
Pool #491089 7.000% 12/15/28	7,320	7,971
Pool #480539 7.000% 4/15/29	373	420
Pool #500928 7.000% 5/15/29	3,264	3,706
Pool #478658 7.000% 5/15/29	2,000	2,271
Pool #488634 7.000% 5/15/29	2,067	2,330
Pool #499410 7.000% 7/15/29	1,168	1,330
Pool #510083 7.000% 7/15/29	819	925
Pool #493723 7.000% 8/15/29	2,375	2,705
Pool #581417 7.000% 7/15/32	11,290	12,887
Government National Mortgage Association II Pool #008746 1 year CMT + 1.500% 4.125% FRN 11/20/25	3,210	3,262
Pool #080136 1 year CMT + 1.500% 4.125% FRN 11/20/27	723	738
Government National Mortgage Association II TBA Pool #207 3.500% 10/01/48 (e)	64,500,000	66,480,350
Pool #232 4.000% 10/01/48 (e)	37,975,000	39,310,057

	Principal Amount	Value
Uniform Mortgage-Backed Securities TBA Pool #18718 4.500% 9/01/48 (e)	$3,525,000	$3,711,715

		281,651,952

Whole Loans — 0.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-HQA3, Class M2, 1 mo. USD LIBOR + 1.350% 3.142% FRN 3/25/29	470,624	471,957
Series 2019-DNA3, Class M2, 1 mo. USD LIBOR + 2.050% 3.842% FRN 7/25/49 (a)	855,000	858,684
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C06, Class 1M1, 1 mo. USD LIBOR + 1.300% 3.092% FRN 4/25/29	436,847	437,623
Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450% 3.242% FRN 1/25/29	6,311	6,314
Series 2019-R01, Class 2M2, 1 mo. USD LIBOR + 2.450% 4.242% FRN 7/25/31 (a)	2,166,000	2,189,214

		3,963,792

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $287,239,169)		288,722,511

U.S. TREASURY OBLIGATIONS — 1.7%
U.S. Treasury Bonds & Notes — 1.7%
U.S. Treasury Bond 2.500% 5/15/46 (f)	900,000	920,877
3.500% 2/15/39 (f) (h)	5,200,000	6,242,079
U.S. Treasury Note 1.500% 11/30/24	1,600,000	1,587,001
1.625% 8/15/29	2,000,000	1,950,054
2.250% 8/15/49 (c) (h)	7,900,000	7,685,224

		18,385,235

TOTAL U.S. TREASURY OBLIGATIONS (Cost $16,861,830)		18,385,235

TOTAL BONDS & NOTES (Cost $1,056,892,808)		1,082,928,297

TOTAL PURCHASED OPTIONS (#) — 0.7% (Cost $8,483,715)		7,433,928

The accompanying notes are an integral part of the financial statements.

58

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.5%
Diversified Financial Services — 0.5%
State Street Navigator Securities Lending Prime Portfolio (g)	5,804,480	$5,804,480

TOTAL MUTUAL FUNDS (Cost $5,804,480)		5,804,480

TOTAL LONG-TERM INVESTMENTS (Cost $1,073,556,003)		1,098,698,455

	Principal Amount
SHORT-TERM INVESTMENTS — 10.6%
Commercial Paper — 10.6%
Avangrid, Inc. 2.089% 1/21/20 (a)	$6,000,000	5,993,091
Bemis Co., Inc. 1.971% 1/06/20 (a)	12,000,000	11,996,388
Diageo Capital PLC 1.980% 1/24/20 (a)	4,000,000	3,995,085
Duke Energy Corp. 2.031% 1/27/20 (a)	12,000,000	11,981,838
Dupont De Nemours, Inc. 1.972% 1/23/20 (a)	7,000,000	6,991,087
1.982% 1/27/20 (a)	5,000,000	4,992,384
Entergy Corp. 2.172% 1/23/20 (a)	8,000,000	7,989,916
Exelon Corp. 1.826% 1/06/20 (a)	1,000,000	999,699
FMC Tech, Inc 2.053% 1/13/20 (a)	6,500,000	6,495,536
2.286% 1/31/20 (a)	5,000,000	4,991,199
General Electric Co. 2.120% 3/09/20	3,000,000	2,987,718
2.358% 1/02/20	500,000	499,951
Public Service Enterprise Group 2.037% 1/27/20 (a)	3,000,000	2,995,460
Reckitt Benchiser Treasury Services PLC 2.161% 1/22/20 (a)	4,000,000	3,995,705
Telus Corp. 2.244% 1/06/20 (a)	5,000,000	4,998,495
Transcanada Pipelines Ltd. 2.212% 1/16/20 (a)	12,000,000	11,989,669
Viacomcbs, Inc. 2.031% 1/23/20 (a)	7,000,000	6,991,105
VW Credit, Inc. 2.041% 3/18/20 (a)	4,000,000	3,981,436
2.297% 1/14/20 (a)	1,000,000	999,255

	Principal Amount	Value
Walgreens Boots Alliance, Inc. 2.131% 4/30/20	$8,000,000	$7,943,533
2.307% 3/27/20	4,000,000	3,979,236

		117,787,786

TOTAL SHORT-TERM INVESTMENTS (Cost $117,790,939)		117,787,786

TOTAL INVESTMENTS —109.4% (Cost $1,191,346,942) (i)		1,216,486,241

Other Assets/(Liabilities) — (9.4)%		(104,656,951)

NET ASSETS — 100.0%		$1,111,829,290

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2019, the aggregate market value of these securities amounted to $512,354,069 or 46.08% of net assets.

(b)	Security is perpetual and has no stated maturity date.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $13,271,496 or 1.19% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $7,795,356 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2019.

The accompanying notes are an integral part of the financial statements.

59

MML Managed Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(g)	Represents investment of security lending cash collateral. (Note 2).
(h)	A portion of this security is pledged/held as collateral for when-issued securities. (Note 2).
(i)	See Note 6 for aggregate cost for federal tax purposes.

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD 16,360,000	$1,076,403	$817,874	$258,529

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3-Month USD LIBOR BBA	Quarterly	2.61%	Semi-Annually	USD 18,140,000	1,327,196	870,720	456,476

								2,403,599	1,688,594	715,005

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 66,610,000	$2,549,481	$3,330,035	$(780,554)

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD 72,340,000	2,480,848	3,465,086	(984,238)

								5,030,329	6,795,121	(1,764,792)

								$7,433,928	$8,483,715	$(1,049,787)

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra 10 Year	3/20/20	79	$11,242,607	$(127,060)
U.S. Treasury Ultra Bond	3/20/20	436	81,131,340	(1,929,215)
U.S. Treasury Note 2 Year	3/31/20	619	133,491,323	(96,823)
U.S. Treasury Note 5 Year	3/31/20	341	40,605,436	(159,639)

				$(2,312,737)

The accompanying notes are an integral part of the financial statements.

60

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Short
90 Day Eurodollar	3/16/20	11	$(2,679,014)	$(23,274)
U.S. Treasury Long Bond	3/20/20	160	(25,426,981)	481,981
90 Day Eurodollar	6/15/20	11	(2,680,595)	(22,930)
90 Day Eurodollar	9/14/20	10	(2,437,967)	(21,158)
90 Day Eurodollar	12/14/20	10	(2,437,842)	(21,658)
90 Day Eurodollar	3/15/21	9	(2,194,845)	(20,055)
90 Day Eurodollar	9/13/21	17	(4,146,457)	(37,031)
90 Day Eurodollar	3/14/22	15	(3,657,513)	(31,925)
90 Day Eurodollar	9/19/22	14	(3,412,279)	(29,271)
90 Day Eurodollar	3/13/23	12	(2,923,010)	(24,940)
90 Day Eurodollar	12/18/23	15	(3,650,388)	(31,175)
90 Day Eurodollar	12/16/24	40	(9,722,367)	(82,133)

				$136,431

Currency Legend

USD	U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	83.6%
Cayman Islands	7.0%
Bermuda	1.5%
Canada	1.3%
United Kingdom	1.2%
Mexico	1.2%
Netherlands	0.9%
Luxembourg	0.6%
Norway	0.3%
Switzerland	0.3%
Colombia	0.2%
Germany	0.2%
Saudi Arabia	0.2%
Spain	0.1%
Panama	0.1%
Australia	0.1%
Ireland	0.0%
Barbados	0.0%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

61

MML U.S. Government Money Market Fund – Portfolio of Investments

December 31, 2019

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 101.8%
Discount Notes — 84.8%
Federal Farm Credit Bank 1.596%, 1/29/20, 1/29/20 (a)	$230,000	$229,719
1 mo. USD LIBOR - .080%, 1.638% FRN, 1/11/20, 5/11/20 (a)	650,000	649,841
1 mo. USD LIBOR + .050% 1.765% FRN, 1/10/20, 2/10/20 (a)	2,500,000	2,500,221
1.893%, 2/20/20, 2/20/20 (a)	1,800,000	1,795,375
Federal Home Loan Bank 1.217%, 1/07/20, 1/07/20 (a)	2,300,000	2,299,540
1.522%, 1/16/20, 1/16/20 (a)	5,600,000	5,596,500
1.522%, 1/22/20, 1/22/20 (a)	1,800,000	1,798,425
1.563%, 1/06/20, 1/06/20 (a)	1,630,000	1,629,651
1.565%, 2/26/20, 2/26/20 (a)	1,900,000	1,895,448
SOFR + .030% 1.570% FRN, 1/02/20, 3/06/20 (a)	5,300,000	5,299,749
SOFR + .030% 1.570% FRN, 1/01/20, 1/12/21 (a)	7,000,000	7,000,000
1.575%, 2/14/20, 2/14/20 (a)	2,000,000	1,996,211
1.579%, 1/23/20, 1/23/20 (a)	2,200,000	2,197,909
SOFR + .040% 1.580% FRN, 1/02/20, 8/25/20 (a)	2,000,000	2,000,000
1.584%, 1/16/20, 1/16/20 (a)	400,000	399,740
1.584% 2/10/20, 2/10/20 (a)	4,000,000	3,993,240
1.586%, 3/02/20, 3/02/20 (a)	2,100,000	2,094,449
SOFR + .050% 1.590% FRN, 1/02/20, 1/28/21 (a)	2,400,000	2,400,000
1.593%, 1/22/20, 1/22/20 (a)	800,000	799,267
1.595%, 1/28/20, 1/28/20 (a)	4,700,000	4,694,466
1.600%, 2/07/20, 2/07/20 (a)	500,000	499,191
1.600%, 2/12/20, 2/12/20 (a)	4,800,000	4,791,197
SOFR + .065%, 1.605% FRN, 1/01/20, 3/27/20 (a)	4,000,000	4,000,272
SOFR + .065% 1.605% FRN, 1/02/20, 2/26/21 (a)	5,000,000	5,000,000
1.610%, 1/15/20, 1/15/20 (a)	2,800,000	2,798,274
1.613%, 3/06/20, 3/06/20 (a)	3,500,000	3,489,984
1.615%, 1/15/20, 1/15/20 (a)	1,500,000	1,499,072
1.616%, 1/23/20, 1/23/20 (a)	2,500,000	2,497,571
1.618% 5/28/20, 5/28/20 (a)	3,500,000	3,477,194
SOFR + .080% 1.620% FRN, 1/02/20, 5/11/20 (a)	3,500,000	3,500,000
1.640% FRN, 1/07/20, 2/07/20 (a) (b)	5,800,000	5,800,045
SOFR + .100% 1.640% FRN, 1/02/20, 12/23/20 (a)	7,000,000	7,000,000
1 mo. USD LIBOR - .055% 1.685% FRN, 1/14/20, 1/14/20 (a)	1,200,000	1,199,962
1 mo. USD LIBOR - .050% 1.687% FRN, 1/17/20, 1/17/20 (a)	4,500,000	4,500,000
1.690%, 1/23/20, 1/23/20 (a)	1,600,000	1,598,377
1.700%, 1/08/20, 1/08/20 (a)	2,000,000	1,999,351

	Principal Amount	Value
1 mo. USD LIBOR - .060% 1.705% FRN, 1/20/20, 2/20/20 (a)	$2,300,000	$2,300,099
1.710%, 1/02/20, 1/02/20 (a)	700,000	699,967
3 mo. USD LIBOR - .160% 1.734% FRN, 2/07/20, 2/07/20 (a)	2,000,000	1,999,931
1.741%, 1/03/20, 1/03/20 (a)	700,000	699,934
3 mo. USD LIBOR - .240% 1.746% FRN, 1/13/20, 4/13/20 (a)	6,000,000	6,001,105
1 mo. USD LIBOR + .060% 1.775% FRN, 1/10/20, 6/10/20 (a)	7,000,000	7,004,086
1.803%, 1/02/20, 1/02/20 (a)	4,500,000	4,499,779
1.855%, 3/20/20, 3/20/20 (a)	4,300,000	4,282,883
3 mo. USD LIBOR - .165% 1.924% FRN, 1/03/20, 4/03/20 (a)	8,000,000	8,003,629
1 mo. USD LIBOR + .150% 1.955% FRN, 1/28/20, 9/28/20 (a)	350,000	350,338
Federal National Mortgage Association 1.522%, 1/23/20, 1/23/20 (a)	5,000,000	4,995,417
1.623%, 1/22/20, 1/22/20 (a)	1,600,000	1,598,509
SOFR + .160% 1.700% FRN, 1/01/20, 1/30/20 (a)	1,000,000	1,000,126

		148,356,044

Repurchase Agreement — 8.6%
HSBC Securities (USA) Inc., Tri-Party Repurchase Agreement, dated 12/31/19, 1.540%, due 1/02/20 (c)	15,000,000	15,000,000

U.S. Treasury Bonds & Notes — 8.4%
U.S. Treasury Bill 0.000% 2/06/20	1,300,000	1,297,542
0.000% 2/13/20	3,000,000	2,993,437
0.000% 4/09/20	2,200,000	2,190,447
U.S. Treasury Note 1.375% 3/31/20	2,300,000	2,297,352
1.500% 4/15/20	6,000,000	5,994,531

		14,773,309

TOTAL SHORT-TERM INVESTMENTS (Cost $178,129,353)		178,129,353

TOTAL INVESTMENTS — 101.8% (Cost $178,129,353) (d)		178,129,353

Other Assets/(Liabilities) — (1.8)%		(3,230,133)

NET ASSETS — 100.0%		$174,899,220

The accompanying notes are an integral part of the financial statements.

62

MML U.S. Government Money Market Fund – Portfolio of Investments (Continued)

Abbreviation Legend

FRN	Floating Rate Note
SOFR	Secured Overnight Financing Rate

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect demand date and stated maturity date, respectively.
(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2019.

(c)

Maturity value of $15,001,283. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity dates ranging from 2/13/20 – 5/21/20, and an aggregate market value, including accrued interest, of $15,300,057.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

63

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2019

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML U.S. Government Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$736,832,165	$824,493,192	$1,098,698,455	$-
Repurchase agreements, at value (Note 2) (b)	1,216,675	3,646,060	-	15,000,000
Other short-term investments, at value (Note 2) (c)	28,930,979	-	117,787,786	163,129,353

Total investments (d)	766,979,819	828,139,252	1,216,486,241	178,129,353

Cash	22,417	-	1,585,823	80,983
Receivables from:
Investments sold	-	1,868,844	-	-
Fund shares sold	400,147	6,747	13,445,813	695,615
Interest and dividends	1,971,539	978,958	6,743,789	183,546
Interest tax reclaim receivable	2,346	-	-	-
Foreign taxes withheld	-	20,332	-	-

Total assets	769,376,268	831,014,133	1,238,261,666	179,089,497

Liabilities:
Payables for:
Investments purchased	1,086,221	2,099,753	1,961,233	3,993,240
Collateral held for open purchased options (Note 2)	1,320,000	-	7,435,000	-
Dividends (Note 2)	-	-	-	17
Investments purchased on a when-issued basis (Note 2)	26,012,155	-	109,614,481	-
Fund shares repurchased	263,831	1,454,144	245,609	10,549
Collateral held for securities on loan (Note 2) (e)	3,221,530	348,975	5,804,480	-
Trustees’ fees and expenses (Note 3)	155,558	194,196	190,062	40,187
Variation margin on open derivative instruments (Note 2)	101,453	-	435,892	-
Affiliates (Note 3):
Investment advisory fees	263,458	290,987	378,385	73,220
Service fees	97,538	60,350	162,131	-
Commitment and Contingent Liabilities (Note 9)	-	-	-	-
Accrued expense and other liabilities	157,038	140,428	205,103	73,064

Total liabilities	32,678,782	4,588,833	126,432,376	4,190,277

Net assets	$736,697,486	$826,425,300	$1,111,829,290	$174,899,220

Net assets consist of:
Paid-in capital	$547,299,586	$612,866,912	$1,099,061,660	$174,938,014
Accumulated Gain (Loss)	189,397,900	213,558,388	12,767,630	(38,794)

Net assets	$736,697,486	$826,425,300	$1,111,829,290	$174,899,220

(a) Cost of investments:	$577,251,191	$700,871,986	$1,073,556,003	$-
(b) Cost of repurchase agreements:	$1,216,675	$3,646,060	$-	$15,000,000
(c) Cost of other short-term investments:	$28,928,421	$-	$117,790,939	$163,129,353
(d) Securities on loan with market value of:	$5,987,801	$2,860,691	$13,271,496	$-
(e)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

64

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2019

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML U.S. Government Money Market Fund
Initial Class shares:
Net assets	$574,827,484	$729,367,389	$846,138,497	$174,899,220

Shares outstanding (a)	25,066,744	25,959,857	66,962,982	174,900,825

Net asset value, offering price and redemption price per share	$22.93	$28.10	$12.64	$1.00

Service Class shares:
Net assets	$161,870,002	$97,057,911	$265,690,793	$-

Shares outstanding (a)	7,076,652	3,506,993	21,073,910	-

Net asset value, offering price and redemption price per share	$22.87	$27.68	$12.61	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

65

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2019

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML U.S. Government Money Market Fund
Investment income (Note 2):
Dividends (a)	$9,056,930	$20,130,837	$346,443	$-
Interest (b)	9,730,427	105,355	42,756,296	3,904,807
Securities lending net income	19,795	4,611	17,967	-

Total investment income	18,807,152	20,240,803	43,120,706	3,904,807

Expenses (Note 3):
Investment advisory fees	2,890,169	3,200,125	4,366,861	835,939
Custody fees	103,501	72,736	109,491	39,924
Audit fees	39,352	38,726	41,031	32,933
Legal fees	14,740	31,717	21,309	7,078
Proxy fees	1,363	1,363	1,363	1,363
Shareholder reporting fees	83,169	84,092	123,673	19,102
Trustees’ fees	32,649	36,697	52,963	8,141

	3,164,943	3,465,456	4,716,691	944,480
Distribution and Service fees:
Service Class	351,587	230,011	645,617	-

Net expenses	3,516,530	3,695,467	5,362,308	944,480

Net investment income (loss)	15,290,622	16,545,336	37,758,398	2,960,327

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	30,452,193	79,294,949	15,771,832	1,649
Futures contracts	3,623,164	-	15,083,757	-
Swap agreements	(60,160)	-	(367,995)	-
Foreign currency transactions	-	(1,078)	-	-

Net realized gain (loss)	34,015,197	79,293,871	30,487,594	1,649

Net change in unrealized appreciation (depreciation) on:
Investment transactions	85,689,358	83,074,054	41,574,265	-
Futures contracts	(1,265,617)	-	(6,085,001)	-
Swap agreements	126,024	-	782,284	-
Translation of assets and liabilities in foreign currencies	-	183	-	-

Net change in unrealized appreciation (depreciation)	84,549,765	83,074,237	36,271,548	-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	118,564,962	162,368,108	66,759,142	1,649

Net increase (decrease) in net assets resulting from operations	$133,855,584	$178,913,444	$104,517,540	$2,961,976

(a) Net of foreign withholding tax of:	$271	$47,437	$-	$-
(b) Net of foreign withholding tax of:	$5,334	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

66

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67

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$15,290,622	$14,538,552
Net realized gain (loss)	34,015,197	34,822,290
Net change in unrealized appreciation (depreciation)	84,549,765	(78,545,440)

Net increase (decrease) in net assets resulting from operations	133,855,584	(29,184,598)

Distributions to shareholders (Note 2):
Initial Class	(40,979,710)	(52,441,279)
Service Class	(9,724,022)	(8,800,849)

Total distributions	(50,703,732)	(61,242,128)

Net fund share transactions (Note 5):
Initial Class	(18,577,665)	(5,036,502)
Service Class	26,512,166	45,586,652

Increase (decrease) in net assets from fund share transactions	7,934,501	40,550,150

Total increase (decrease) in net assets	91,086,353	(49,876,576)
Net assets
Beginning of year	645,611,133	695,487,709

End of year	$736,697,486	$645,611,133

The accompanying notes are an integral part of the financial statements.

68

MML Equity Fund		MML Managed Bond Fund		MML U.S. Government Money Market Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$16,545,336	$16,502,140	$37,758,398	$38,300,420	$2,960,327	$2,313,852
79,293,871	37,986,670	30,487,594	(20,458,801)	1,649	360
83,074,237	(133,765,394)	36,271,548	(25,917,413)	-	-

178,913,444	(79,276,584)	104,517,540	(8,075,794)	2,961,976	2,314,212

(50,723,440)	(116,978,081)	(31,524,049)	(30,373,956)	(2,960,404)	(2,314,775)
(6,619,264)	(14,830,448)	(8,931,167)	(8,910,347)	-	-

(57,342,704)	(131,808,529)	(40,455,216)	(39,284,303)	(2,960,404)	(2,314,775)

(12,725,542)	47,524,177	18,148,687	(138,678,104)	(4,204,843)	29,832,220
(100,034)	12,148,379	(3,868,313)	(13,148,914)	-	-

(12,825,576)	59,672,556	14,280,374	(151,827,018)	(4,204,843)	29,832,220

108,745,164	(151,412,557)	78,342,698	(199,187,115)	(4,203,271)	29,831,657

717,680,136	869,092,693	1,033,486,592	1,232,673,707	179,102,491	149,270,834

$826,425,300	$717,680,136	$1,111,829,290	$1,033,486,592	$174,899,220	$179,102,491

69

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$20.35	$0.49	$3.71	$4.20	$(0.53)	$(1.09)	$(1.62)	$22.93	21.38%		$574,827	0.45%	2.24%
12/31/18	23.33	0.47	(1.39)	(0.92)	(0.48)	(1.58)	(2.06)	20.35	(4.34%	)	527,007	0.45%	2.12%
12/31/17	21.54	0.42	2.74	3.16	(0.47)	(0.90)	(1.37)	23.33	15.25%		607,368	0.45%	1.91%
12/31/16	22.22	0.43	1.48	1.91	(0.46)	(2.13)	(2.59)	21.54	9.42%		581,972	0.46%	2.03%
12/31/15	24.51	0.48	(0.45)	0.03	(0.50)	(1.82)	(2.32)	22.22	0.08%		586,082	0.45%	2.07%
Service Class
12/31/19	$20.29	$0.43	$3.71	$4.14	$(0.47)	$(1.09)	$(1.56)	$22.87	21.08%		$161,870	0.70%	1.99%
12/31/18	23.27	0.42	(1.40)	(0.98)	(0.42)	(1.58)	(2.00)	20.29	(4.58%	)	118,604	0.70%	1.89%
12/31/17	21.50	0.37	2.72	3.09	(0.42)	(0.90)	(1.32)	23.27	14.97%		88,119	0.70%	1.66%
12/31/16	22.18	0.37	1.48	1.85	(0.40)	(2.13)	(2.53)	21.50	9.15%		60,018	0.71%	1.78%
12/31/15	24.48	0.42	(0.46)	(0.04)	(0.44)	(1.82)	(2.26)	22.18	(0.17%	)	47,555	0.70%	1.83%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	132%	86%	134%	175%	209%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

70

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$24.16	$0.57	$5.42	$5.99	$(0.57)	$(1.48)	$(2.05)	$28.10	25.92%		$729,367	0.44%	2.14%
12/31/18	31.69	0.60	(3.06)	(2.46)	(0.57)	(4.50)	(5.07)	24.16	(9.99%	)	634,703	0.44%	2.00%
12/31/17	28.08	0.52	3.85	4.37	(0.55)	(0.21)	(0.76)	31.69	15.79%		774,278	0.43%	1.73%
12/31/16	27.08	0.58	2.69	3.27	(0.49)	(1.78)	(2.27)	28.08	12.59%		727,540	0.44%	2.15%
12/31/15	30.28	0.50	(1.67)	(1.17)	(0.64)	(1.39)	(2.03)	27.08	(3.43%	)	709,315	0.43%	1.69%
Service Class
12/31/19	$23.82	$0.50	$5.34	$5.84	$(0.50)	$(1.48)	$(1.98)	$27.68	25.61%		$97,058	0.69%	1.89%
12/31/18	31.31	0.52	(3.01)	(2.49)	(0.50)	(4.50)	(5.00)	23.82	(10.22%	)	82,977	0.69%	1.75%
12/31/17	27.77	0.44	3.80	4.24	(0.49)	(0.21)	(0.70)	31.31	15.50%		94,815	0.68%	1.49%
12/31/16	26.81	0.50	2.67	3.17	(0.43)	(1.78)	(2.21)	27.77	12.31%		82,045	0.69%	1.90%
12/31/15	30.01	0.42	(1.65)	(1.23)	(0.58)	(1.39)	(1.97)	26.81	(3.67%	)	69,098	0.68%	1.45%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	113%	41%	70%	47%	39%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

71

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$11.93	$0.43	$0.74	$1.17	$(0.46)	$-	$(0.46)	$12.64	9.85%		$846,138	0.42%	3.43%
12/31/18	12.41	0.40	(0.46)	(0.06)	(0.42)	-	(0.42)	11.93	(0.44%	)	778,603	0.42%	3.34%
12/31/17	12.24	0.35	0.22	0.57	(0.40)	-	(0.40)	12.41	4.69%		953,592	0.40%	2.78%
12/31/16	12.31	0.33	0.02	0.35	(0.36)	(0.06)	(0.42)	12.24	2.75%		941,621	0.39%	2.61%
12/31/15	12.82	0.33	(0.43)	(0.10)	(0.36)	(0.05)	(0.41)	12.31	(0.75%	)	976,932	0.39%	2.59%
Service Class
12/31/19	$11.91	$0.40	$0.73	$1.13	$(0.43)	$-	$(0.43)	$12.61	9.57%		$265,691	0.67%	3.19%
12/31/18	12.39	0.37	(0.46)	(0.09)	(0.39)	-	(0.39)	11.91	(0.69%	)	254,883	0.67%	3.10%
12/31/17	12.22	0.31	0.23	0.54	(0.37)	-	(0.37)	12.39	4.43%		279,082	0.65%	2.53%
12/31/16	12.29	0.29	0.03	0.32	(0.33)	(0.06)	(0.39)	12.22	2.49%		260,735	0.64%	2.36%
12/31/15	12.80	0.30	(0.43)	(0.13)	(0.33)	(0.05)	(0.38)	12.29	(1.00%	)	245,418	0.64%	2.36%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	260%	138%	237%	314%	358%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

72

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML U. S. Government Money Market Fund

		Income (loss) from investment operations						Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$1.00	$0.02		$0.00	[d]	$0.02		$(0.02)	$-	$(0.02)	$1.00	1.71%		$174,899	0.54%	N/A	1.69%
12/31/18	1.00	0.01		0.00	[d]	0.01		(0.01)	-	(0.01)	1.00	1.32%		179,102	0.54%	N/A	1.35%
12/31/17	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.36%		149,271	0.54%	N/A	0.35%
12/31/16	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.11%		166,136	0.54%	0.40%	0.00%[e]
12/31/15	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	167,900	0.52%	0.15%	-

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

73

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on

74

Notes to Financial Statements (Continued)

the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

[1]

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

75

Notes to Financial Statements (Continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

76

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The U.S. Government Money Market Fund characterized all investments at Level 2, as of December 31, 2019. The Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2019. For the Funds noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2019, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Blend Fund
Asset Investments
Common Stock	$484,270,276	$-	$-	$484,270,276
Preferred Stock	533,000	-	-	533,000
Corporate Debt	-	88,557,464	-	88,557,464
Municipal Obligations	-	1,648,595	-	1,648,595
Non-U.S. Government Agency Obligations	-	81,223,029	-	81,223,029
Sovereign Debt Obligations	-	1,932,000	-	1,932,000
U.S. Government Agency Obligations and Instrumentalities	-	65,935,074	-	65,935,074
U.S. Treasury Obligations	-	8,218,272	-	8,218,272
Purchased Options	-	1,215,941	-	1,215,941
Rights	76,984	-	-	76,984
Mutual Funds	3,221,530	-	-	3,221,530
Short-Term Investments	-	30,147,654	-	30,147,654

Total Investments	$488,101,790	$278,878,029	$-	$766,979,819

Asset Derivatives
Futures Contracts	$141,582	$-	$-	$141,582

Liability Derivatives
Futures Contracts	$(629,864)	$-	$-	$(629,864)

77

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Managed Bond Fund
Asset Investments
Preferred Stock	$2,531,750	$-	$-	$2,531,750
Corporate Debt	-	389,653,045	-	389,653,045
Municipal Obligations	-	5,865,415	-	5,865,415
Non-U.S. Government Agency Obligations	-	372,553,786	-	372,553,786
Sovereign Debt Obligations	-	7,748,305	-	7,748,305
U.S. Government Agency Obligations and Instrumentalities	-	288,722,511	-	288,722,511
U.S. Treasury Obligations	-	18,385,235	-	18,385,235
Purchased Options	-	7,433,928	-	7,433,928
Mutual Funds	5,804,480	-	-	5,804,480
Short-Term Investments	-	117,787,786	-	117,787,786

Total Investments	$8,336,230	$1,208,150,011	$-	$1,216,486,241

Asset Derivatives
Futures Contracts	$481,981	$-	$-	$481,981

Liability Derivatives
Futures Contracts	$(2,658,287)	$-	$-	$(2,658,287)

For certain Fund(s) the Statement of Assets and Liabilities show any applicable Fund(s) liabilities for collateral held for open purchased options, investments purchased on a when-issued basis, and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of December 31, 2019.

The Funds had no Level 3 transfers during the year ended December 31, 2019.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At December 31, 2019, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Purchased Options*	$-	$-	$1,215,941	$1,215,941
Futures Contracts^^	-	-	141,582	141,582

Total Value	$-	$-	$1,357,523	$1,357,523

Liability Derivatives
Futures Contracts^^	$-	$-	$(629,864)	$(629,864)

Realized Gain (Loss)#
Purchased Options	$-	$-	$205,161	$205,161
Futures Contracts	-	351,900	3,271,264	3,623,164
Swap Agreements	(35,210)	-	(24,950)	(60,160)

Total Realized Gain (Loss)	$(35,210)	$351,900	$3,451,475	$3,768,165

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Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(246,312)	$(246,312)
Futures Contracts	-	-	(1,265,617)	(1,265,617)
Swap Agreements	126,024	-	-	126,024

Total Change in Appreciation (Depreciation)	$126,024	$-	$(1,511,929)	$(1,385,905)

Managed Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$7,433,928	$7,433,928
Futures Contracts^^	-	-	481,981	481,981

Total Value	$-	$-	$7,915,909	$7,915,909

Liability Derivatives
Futures Contracts^^	$-	$-	$(2,658,287)	$(2,658,287)

Realized Gain (Loss)#
Purchased Options	$-	$-	$1,252,306	$1,252,306
Futures Contracts	-	-	15,083,757	15,083,757
Swap Agreements	(227,406)	-	(140,589)	(367,995)

Total Realized Gain (Loss)	$(227,406)	$-	$16,195,474	$15,968,068

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(1,505,991)	$(1,505,991)
Futures Contracts	-	-	(6,085,001)	(6,085,001)
Swap Agreements	782,284	-	-	782,284

Total Change in Appreciation (Depreciation)	$782,284	$-	$(7,590,992)	$(6,808,708)

*	Statements of Assets and Liabilities location: Investments, at value.
^^

Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.

For the year ended December 31, 2019, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
	Futures Contracts	Swap Agreements	Purchased Swaptions
Blend Fund	438	$1,348,571	$31,197,500
Managed Bond Fund	1,780	8,265,714	190,700,000

†

Amount(s) disclosed represent average number of contracts for futures contracts, or notional amounts for swap agreements and purchased swaptions, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2019.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of a Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables

79

Notes to Financial Statements (Continued)

between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of December 31, 2019. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of December 31, 2019.

Asset Valuation Inputs

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received**	Net Amount*
Blend Fund
Barclays Bank PLC	$587,340	$-	$(587,340)	$-
Credit Suisse International	628,601	-	(628,601)	-

	$1,215,941	$-	$(1,215,941)	$-

Managed Bond Fund
Barclays Bank PLC	$3,625,884	$-	$(3,585,000)	$40,884
Credit Suisse International	3,808,044	-	(3,808,044)	-

	$7,433,928	$-	$(7,393,044)	$40,884

*	Represents the net amount receivable from the counterparty in the event of default.
**	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2019, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the

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Notes to Financial Statements (Continued)

asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection,

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Notes to Financial Statements (Continued)

the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

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Notes to Financial Statements (Continued)

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

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Notes to Financial Statements (Continued)

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

84

Notes to Financial Statements (Continued)

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

The Blend Fund, Equity Fund, and Managed Bond Fund may lend their securities; however, lending cannot exceed 33% of the total assets of each Fund, taken at current value. Prior to May 1, 2019, the Managed Bond Fund’s lending could not exceed 10% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2019, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended December 31, 2019, is reflected as securities lending income on the Statement of Operations.

85

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

86

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the U.S. Government Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets at the following annual rates:

Blend Fund	0.13% (Equity Segment) 0.09% (Money Market and Bond Segments)
Managed Bond Fund	0.10%
U.S. Government Money Market Fund	0.05%

Effective May 17, 2019, T. Rowe Price Associates, Inc. (‘‘T. Rowe’’) replaced OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, as co-subadviser to the Equity Fund. MML Advisers has entered into an investment subadvisory agreement with T. Rowe, pursuant to which T. Rowe serves as one of the subadvisers to the Equity Fund. This agreement provides that T. Rowe manage the investment and reinvestment of a portion of the assets of the Fund. T. Rowe receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that T. Rowe manages.

Prior to May 17, 2019, MML Advisers entered into an investment subadvisory agreement with OFI pursuant to which OFI served as one of the subadvisers to the Equity Fund. This agreement provided that OFI manage the investment and reinvestment of a

87

Notes to Financial Statements (Continued)

portion of the assets of the Fund. OFI received a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that OFI managed, at the following annual rate:

Equity Fund	0.23%

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated subadviser, Brandywine Global Investment, LLC (“Brandywine Global”), pursuant to which Brandywine Global serves as one of the subadvisers to the Equity Fund. This agreement provides that Brandywine Global manage the investment and reinvestment of a portion of the assets of the Fund. Brandywine Global receives a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Brandywine Global manages.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2019, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$553,207,256	$363,792,299	$557,873,291	$379,536,050
Equity Fund	-	872,555,922	-	917,785,436
Managed Bond Fund	2,494,837,199	392,074,336	2,478,519,758	414,028,867

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Notes to Financial Statements (Continued)

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales
Equity Fund	$43,451	$373,744

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Blend Fund Initial Class
Sold	528,012	$11,433,592	625,785	$14,006,821
Issued as reinvestment of dividends	1,915,243	40,979,710	2,429,485	52,441,279
Redeemed	(3,276,700)	(70,990,967)	(3,190,937)	(71,484,602)

Net increase (decrease)	(833,445)	$(18,577,665)	(135,667)	$(5,036,502)

Blend Fund Service Class
Sold	1,391,604	$30,119,588	2,039,495	$45,474,149
Issued as reinvestment of dividends	455,839	9,724,022	408,906	8,800,849
Redeemed	(614,951)	(13,331,444)	(390,358)	(8,688,346)

Net increase (decrease)	1,232,492	$26,512,166	2,058,043	$45,586,652

Equity Fund Initial Class
Sold	532,126	$14,313,375	484,231	$14,394,766
Issued as reinvestment of dividends	2,049,701	50,723,440	4,161,219	116,978,081
Redeemed	(2,890,290)	(77,762,357)	(2,813,597)	(83,848,670)

Net increase (decrease)	(308,463)	$(12,725,542)	1,831,853	$47,524,177

Equity Fund Service Class
Sold	292,000	$7,614,027	386,041	$10,944,880
Issued as reinvestment of dividends	271,310	6,619,264	534,608	14,830,448
Redeemed	(539,324)	(14,333,325)	(465,617)	(13,626,949)

Net increase (decrease)	23,986	$(100,034)	455,032	$12,148,379

Managed Bond Fund Initial Class
Sold	14,936,199	$182,884,753	8,678,243	$105,617,099
Issued as reinvestment of dividends	2,518,423	31,524,049	2,532,822	30,373,956
Redeemed	(15,732,148)	(196,260,115)	(22,781,672)	(274,669,159)

Net increase (decrease)	1,722,474	$18,148,687	(11,570,607)	$(138,678,104)

Managed Bond Fund Service Class
Sold	2,178,139	$27,236,884	2,464,470	$30,033,415
Issued as reinvestment of dividends	715,422	8,931,167	744,727	8,910,347
Redeemed	(3,220,012)	(40,036,364)	(4,332,865)	(52,092,676)

Net increase (decrease)	(326,451)	$(3,868,313)	(1,123,668)	$(13,148,914)

89

Notes to Financial Statements (Continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

U.S. Government Money Market Fund Initial Class
Sold	81,377,141	$81,377,141	126,020,751	$126,020,751
Issued as reinvestment of dividends	2,960,388	2,960,388	2,314,774	2,314,774
Redeemed	(88,542,372)	(88,542,372)	(98,503,306)	(98,503,305)

Net increase (decrease)	(4,204,843)	$(4,204,843)	29,832,219	$29,832,220

6. Federal Income Tax Information

At December 31, 2019, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$609,092,331	$162,227,523	$(4,340,035)	$157,887,488
Equity Fund	711,084,386	123,560,133	(6,505,267)	117,054,866
Managed Bond Fund	1,191,628,486	32,850,484	(7,992,729)	24,857,755

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at December 31, 2019, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2019, for federal income tax purposes, there were no unused capital losses.

At December 31, 2019, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Managed Bond Fund	$-	$13,478,561

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

90

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
Blend Fund	$19,958,295	$30,745,437
Equity Fund	16,300,088	41,042,616
Managed Bond Fund	40,455,216	-
U.S. Government Money Market Fund	2,960,404	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain
Blend Fund	$25,569,926	$35,672,202
Equity Fund	14,740,597	117,067,932
Managed Bond Fund	39,284,303	-
U.S. Government Money Market Fund	2,314,775	-

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2019, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$1,509,615	$30,150,817	$(150,020)	$157,887,488
Equity Fund	16,540,185	80,151,111	(187,957)	117,055,049
Managed Bond Fund	1,569,529	(13,478,561)	(181,093)	24,857,755
U.S. Government Money Market Fund	-	-	(38,794)	-

During the year ended December 31, 2019, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$-	$(673,115)	$673,115
Equity Fund	-	47,895	(47,895)
Managed Bond Fund	-	(2,326,895)	2,326,895
U.S. Government Money Market Fund	(9,813)	(2,009)	11,822

91

Notes to Financial Statements (Continued)

The Funds did not have any unrecognized tax benefits at December 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 is effective for the fiscal year ended December 31, 2019. Management has implemented the applicable changes, and they did not have a material impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of ASU 2018-13 and has early adopted the disclosure requirements and the impact, if any, is reflected within the Funds’ financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amount sought to be recovered from the Blend Fund is approximately $207,400, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings.

92

Notes to Financial Statements (Continued)

The Fund cannot predict the outcome of these proceedings. Accordingly, the Fund has not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the applicable Fund at the time of such judgment or settlement.

93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML U.S. Government Money Market Fund (collectively, the “Funds,” certain of the funds constituting MML Series Investment Fund II):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more MassMutual investment companies since 1995.

94

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	109	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee Chairman	Since 2005 2006-2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2005	Retired.	109	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2012	Retired.	109	Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

95

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2005	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	109	Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	111^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa A. Hassara^^ Year of birth: 1962	Trustee	Since 2017	Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109	Director (since 2017), MML Advisers; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^^ Year of birth: 1945	Trustee	Since 2012	Retired.	111^	Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

96

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109

Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk	Since 2008 2005- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	109

Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	109

Douglas Steele Year of birth: 1975	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109

97

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	109

Eric H. Wietsma Year of birth: 1966	President Vice President	Since 2019 2006- 2019	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

98

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2019, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	51.25%
Equity Fund	100.00%
Managed Bond Fund	0.83%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2019:

Qualified Dividend Income
Equity Fund	$19,358,056

99

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

For periods ending on or after March 31, 2019, the Funds, except for the U.S. Government Money Market Fund, file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

100

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2019

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2019:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2019.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.46%	$1,080.60	$2.44	$1,023.10	$2.37
Service Class	1,000	0.71%	1,079.30	3.76	1,021.90	3.66
Equity Fund
Initial Class	1,000	0.44%	1,093.00	2.35	1,023.20	2.27
Service Class	1,000	0.69%	1,091.60	3.68	1,022.00	3.55
Managed Bond Fund
Initial Class	1,000	0.42%	1,028.00	2.17	1,023.30	2.17
Service Class	1,000	0.67%	1,026.70	3.46	1,022.10	3.45
U.S. Government Money Market Fund
Initial Class	1,000	0.55%	1,007.50	2.81	1,022.70	2.83

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2019, multiplied by the average account value over the period, multiplied by 186 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

101

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, Connecticut 06082-1981

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-48367-00

MassMutual

Annual Report

MML Series Investment Fund II

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2019

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that retirement investors’ long-term financial security is crucial. In our view, the dynamics of the investment markets during 2019 validate, for those planning for retirement, the importance of maintaining a long-term perspective rather than reacting to current headlines.”

December 31, 2019

Markets remained strong overall

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2019. During the period, U.S. stocks delivered one of their best years of returns, benefiting from an accommodative Federal Reserve Board (the “Fed”), investors’ belief that the U.S.-China trade war was on a path to resolution, and diminished investors’ concerns that the global economy was entering a period of recession.

Investor concerns of a global economic recession eased considerably during the year, aided by low unemployment, strong consumer spending, and renewed monetary stimulus by global central banks.

Bond investors were the beneficiaries of a falling yield environment fueled by Fed policy. Consequently, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Corporate High Yield Index all advanced strongly for the year.

In MassMutual’s view, the dynamics of the investment markets during 2019 validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out market downturns as you work toward achieving your long-term investment goals.

Monitor your asset allocation regularly – and diversify*

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently from one another at any given time.

*	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon and risk tolerance; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that your retirement savings could “run out” during your lifetime.

We’re people protecting people

MassMutual believes that your long-term financial security is crucial. Our ongoing commitment is to help people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually remind retirement investors of the importance of maintaining a long-term perspective on retirement planning. Our view is that planning isn’t about crunching numbers – it’s about those moments when it all pays off – and that the more you plan for life’s greatest moments, the more you can relax and enjoy them. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA. All rights reserved. www.massmutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 1/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2019

Market Highlights

•

During 2019, U.S. stocks delivered one of their best years of returns, benefiting from an accommodative Federal Reserve Board (the “Fed”), investors’ belief that the U.S.-China trade war was on a path to resolution, and diminished investors’ concerns that the global economy was entering a period of recession.

•	Concerns of a global economic recession eased considerably during the year, aided by low unemployment, strong consumer spending, and renewed monetary stimulus by global central banks.

•	Foreign stocks in both developed markets and emerging markets also performed well, though they trailed their U.S. counterparts for the period.

•	U.S. bond investors benefited from falling interest rates, a stable U.S. dollar, and accommodative global central bank policy.

Market Environment

U.S. equity investors benefited from a decrease in volatility in 2019 and expectations that a global recession would be avoided in the near term. U.S. stocks delivered positive returns in each of the four quarters of the year. The S&P 500® Index* (the “S&P 500”) and the Dow Jones Industrial AverageSM (the “Dow”) each posted strong positive results for the year, gaining 31% and 25% respectively.

In the first quarter of 2019, investors pushed aside concerns over slowing global economic growth and increased market volatility to push global stock prices to near all-time highs. The market rally was fueled by the Fed’s decision to hold off on interest rate hikes in 2019 (and to instead lower rates), the end of the government shutdown (which ran from December 22, 2018 to January 25, 2019), and evidence that the trade war between the U.S. and China was on a path to resolution.

Markets continued to gain traction in the second quarter, as investors tamped down fears of a global economic slowdown, and continued to send global stock prices on an upward trajectory. The market rally was bolstered by expectations that the Fed would be cutting interest rates as early as July 2019 and the belief that the trade negotiations between the U.S. and China remained on track.

Volatility returned to the markets in the third quarter, as investor concerns that trade war-related conflicts would spark a global economic slowdown flew in the face of strong consumption in the United States, a rebound in U.S. housing, and renewed monetary stimulus from a majority of the world’s central banks. The temporary inversion of the U.S. yield curve also troubled investors. Inversions of the yield curve, where short-term rates are higher than long-term rates, have historically signaled future economic contractions.

It was back to the races in the fourth quarter, with investors responding positively to the Fed’s move to lower the federal funds rate (i.e., the interest rate that banks and financial institutions charge each other for borrowing funds overnight), better-than-expected corporate earnings, the resurgence of the housing sector in the U.S., and progress being made in the U.S.-China trade war. Emerging-market stocks led global markets upward in the face of a weakening U.S. dollar.

At year end, the broad market S&P 500 ended up 31.49% and the Dow followed a similar pattern, advancing 25.34%. The technology-heavy NASDAQ Composite Index gained 36.69%, led by technology giant Apple, which appreciated 87% for the year. Small-cap stocks underperformed their larger peers and growth stocks continued to outperform their value counterparts during the period.

All sectors of the S&P 500 delivered positive results for the year, with the information technology sector being the clear winner, up 50.29%. The information technology, communication services, and financials sectors were the only areas of the market that outperformed the broad market, as represented by the S&P 500. The energy sector, while up, was the top laggard, up just 11.81% for the year.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, had a strong year, although they trailed their U.S. peers, and ended the year 22.01% higher. Emerging markets, as measured by the MSCI Emerging Markets Index, also had a strong year, with an advance of 18.42%. International stocks benefited from accommodative monetary policy, investors’ belief that the U.S.-China trade war was done escalating, and diminished concerns that the global economy was on the brink of a recession.

The Fed’s influence on markets was considerable in 2019. In the first quarter, it signaled that it was done raising interest rates over concerns that higher rates were impacting economic expansion. In the second quarter, Fed Chairperson Jerome Powell addressed fears of how the continuing U.S.-China trade war could hurt the U.S. economy and commented that the Fed would “act as appropriate to sustain the expansion.” This perceived willingness to cut interest rates was positive for risk assets and drove equities higher. In the second half of 2019, the Fed took action to sustain the economic expansion, cutting interest rates in July, September, and October.

Bond yields fell during the year, with the 10-year U.S. Treasury bond falling below 1.50% in September. After starting the year at 2.69%, yields fell 0.77% to end 2019 at 1.92%. Since falling yields drive bond prices up, returns on the Bloomberg Barclays U.S. Aggregate Bond Index were strong for the year, with an 8.72% advance. Investment-grade corporate bonds also fared well in the falling yield environment. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the year with a gain of 14.54%. The Bloomberg Barclays U.S. Corporate High Yield Index also ended the year in positive territory, appreciating 14.32%.

As we enter 2020, we continue to see high valuations in the equity market, from a historical perspective. At MassMutual, we remain convinced that a broadly diversified portfolio aligned with a long-term strategy is the wisest course for those investors seeking retirement income. We remind you that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, taking into consideration how long you have to save and invest, as well as your financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Asset Momentum Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing in asset classes the Fund’s subadviser considers to exhibit “bull market” characteristics. These “bull market” characteristics may include, for example, upward trending prices and relatively low volatility. The Fund expects that it will allocate its investments among the following asset classes: equity investments, debt investments, property investments, alternative investments, currency, and cash on deposit, excluding short term instruments. The Fund may invest in securities of issuers anywhere in the world, including emerging market countries. The Fund is nondiversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class II shares returned 37.93%, significantly outperforming the 31.49% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, U.S. stocks drove the Fund’s outperformance, with its positions in growth stocks generating the most significant gains. Fund holdings that were key contributors included payment processing company Mastercard, which gained 59% in value in 2019 on a 23% jump in payment volumes. Another standout was swimming pool distributor Pool Corporation, a Fund holding that gained 44% due to the strong housing market. The Fund’s overweight allocation to technology stocks, relative to the benchmark, also benefited performance, as it was the best-performing sector for the year.

On the downside, energy stocks continued to lag the overall market in 2019. One detractor from performance was oil refiner Marathon Petroleum, a Fund holding that underperformed the benchmark by 25.4%. In addition, entertainment company Fox Corporation was a drag on performance. The Fund holding faced cord-cutting operational headwinds, as households continued to cancel their paid TV subscriptions. In addition, the company cut its earnings estimates twice since March.

In the international market, stocks rose as they joined in the U.S. bull market. Fund holdings in developed markets outperformed the MSCI EAFE Index by double digits. In emerging markets, the Fund benefited from its investments in Brazil, Mexico, and India. Although the Fund’s emerging-market holdings slightly beat the MSCI Emerging Markets Index, those holdings detracted from performance because the return of the MSCI Emerging Markets Index was only 58% of the benchmark in 2019.

Bonds rallied following the Federal Reserve’s (the Fed) easing, and the Fund’s bond holdings benefited full-year performance.

The Fund uses derivative instruments to gain exposure to global assets and to hedge downside risk of securities. In 2019, this included exposure to currencies and global equities, which, in aggregate, contributed to performance for the year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties.

Subadviser outlook

Fund management is positioning the Fund’s portfolio in anticipation that there could be further gains in stocks in 2020. In their view, U.S. stocks are in a secular bull market, with near-term tailwinds. Fund management believes that S&P 500 companies could have greater than 25% earnings per share (EPS) growth over next two years if tariffs are unwound. Fed easing has provided “green shoots” (i.e., a sign of economic recovery), with the majority of the benefits, in Fund management’s view, potentially coming in the next few quarters. U.S. corporations continue to repurchase stocks aggressively, given that the earnings yield is 2% above the cost of debt. Fund management believes that the current moderate economic growth could extend the business cycle and it believes that the U.S. equity market remains attractive relative to the historically low interest rates.

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Asset Momentum Fund Portfolio Characteristics (% of Net Assets) on 12/31/19

Mutual Funds	52.0%
U.S. Treasury Obligations	23.6%
Common Stock	23.5%
Purchased Options	0.5%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	Since Inception 05/15/2015
Class II	05/15/2015	37.93%	10.68%
Service Class I	05/15/2015	37.51%	10.40%
S&P 500 Index		31.49%	11.78%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Dynamic Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to maximize current income and total return by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds, which may include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored corporations; corporate obligations (including foreign hybrid securities); mortgage-backed securities; asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments; and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest a portion of its net assets in inverse floaters and interest-only and principal-only securities, which may experience high volatility in response to changes in interest rates. The Fund may invest in other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (ETFs), and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Fund’s subadviser and its affiliates. The Fund’s subadviser is DoubleLine Capital LP (DoubleLine).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class II shares returned 8.73%, slightly outperforming the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, higher spread sectors (i.e., investment-grade corporate bonds and other non-Treasury bonds) benefited from spread tightening throughout most of the year, while longer-duration bonds benefited from the decrease in yields across all portions of the U.S. Treasury curve, as 2-year yields fell by 1.22% and 10-year yields dropped 1.07%. Diversified exposure to higher spread sectors, most of which finished the year near 12-month highs, was the primary driver of the Fund’s outperformance.

The 2019 investment environment proved particularly beneficial for fixed-rate corporate credit sectors, such as emerging-market debt, high-yield bonds, and investment-grade corporates, all of which outperformed the benchmark and experienced significant spread tightening over the year. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices.) High yield was the best-performing sector of 2019 and achieved positive returns every month of the year except May. The strong performance of the sector can be attributed to significant spread tightening in B and BB rated credits, as investors reached for higher-yielding products in an environment of falling global yields. Investment-grade corporates, which had the longest duration of any sector in the Fund, had the second-best performance over the year and benefited the most from the decrease in U.S. Treasury yields. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

After posting lackluster returns through much of 2019, collateralized loan obligations (CLOs) came roaring back in November and December, returning about 6% during those two months, as investors regained confidence in the loan market and lower-rated issues saw significant spread tightening. While every sector of the Fund posted positive returns in 2019, the performance of safe-haven sectors such as agency residential mortgage-backed securities, U.S. Treasuries, and asset-backed securities lagged riskier sectors that were rewarded with spread tightening over the period. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

The Fund’s shorter-duration profile relative to the benchmark was the primary detractor from performance in 2019 as rates fell over the year. The decrease in rates was driven by inflation concerns and a Federal Reserve (the Fed) that pivoted from a path of higher policy rates and a smaller balance sheet, giving way to protective easing in the face of tighter financial conditions and weakening global growth.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Low unemployment, an accommodative Fed, and strong consumer spending stimulated the economy in 2019 and Fund management believes that some of this momentum may extend into 2020. When the Fed cut the federal funds rate (i.e., the Fed’s overnight bank lending rate) in October, it provided forward guidance that the Federal Open Market Committee would need to see a substantial increase in inflation or significant deterioration in economic outlook to change from its current course. Consequently, Fund management expects muted rate movement at the short end of the U.S. Treasury curve in 2020. They also believe that rates at the intermediate to long end of the yield curve are biased upwards in 2020 due to global trade optimism and Fund management’s forecast for higher inflation – and that most spread products have limited upside potential after last year’s rally in credit. The result is that the Fund is shorter in duration and higher in credit quality relative to other points in the cycle.

MML Dynamic Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/19

Corporate Debt	28.4%
U.S. Treasury Obligations	25.0%
Non-U.S. Government Agency Obligations	23.1%
U.S. Government Agency Obligations and Instrumentalities	19.5%
Bank Loans	2.5%
Sovereign Debt Obligations	0.6%
Mutual Funds	0.3%
Municipal Obligations	0.1%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	Since Inception 05/15/2015
Class II	05/15/2015	8.73%	3.53%
Service Class I	05/15/2015	8.53%	3.29%
Bloomberg Barclays U.S. Aggregate Bond Index		8.72%	3.20%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Rotation Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser does not typically invest in companies with market capitalizations, at the time of purchase, of less than $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class II shares returned 16.50%, substantially underperforming the 31.49% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

There were three distinct phases for factor investors in 2019. The first was a rally in low-quality stocks as the market rebounded from the sell-off in 2018 and priced in a Federal Reserve Board rate cut. This was similar behavior to what Fund management believes can happen to the market at the end of a recession; the only difference was that there was no recession. The second phase was a rally in growth stocks, which were the leaders of 2018 that declined sharply in the fourth quarter of that year. Finally, value stocks ended 2019 strongly, as there were hints of a resolution of the trade war and the realization that value shares had become extraordinarily cheap.

During most of the year ended December 31, 2019, the Fund had an underweight allocation to the health care sector. Within health care and pharmaceuticals, Fund holdings hurt performance. There were several shifts in investors’ perceptions of health care stocks throughout the year, brought on by proposed changes in policy by U.S. presidential candidates. United Healthcare, a health care insurer, substantially underperformed the market early in the year, but rallied sharply later as universal health care proposals received less attention among the candidates. The Fund had an underweight stake in United Healthcare, which hurt performance.

Turning to the positive, the Fund had an overweight allocation to companies in the industrials sector. Industrials issues had become exceptionally low in price as investors shed the shares due to expectations of continued slow growth in manufacturing in the trade war environment. During the year, the Fund had an overweight stake in issuers like truck manufacturer Paccar, whose revenues were growing at a 14% rate even during the trade war, and whose shares were trading at a substantial discount to the market at 10 times earnings. Paccar rose 45% in 2019, and this helped performance.

The Fund is permitted to use derivative instruments. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund had a small loss on its use of derivatives in 2019.

Subadviser outlook

From a historical perspective, Fund management believes value and cyclical shares are still quite cheap. In Fund management’s view, this makes the value component of the Fund attractive. Cyclicals are still suffering from the trade war and Fund management believes that economic activity in the U.S. and the rest of the world may need to accelerate in order for cyclicals to continue to outperform the market.

Growth stocks in the U.S. have had an unprecedented rally and Fund management believes they will need to continue to execute to justify their high valuations. Fund management believes many growth stocks are certainly capable of doing this as their services are world leading. Fund management believes that some of the largest growth stocks in the U.S. may face headwinds due to their industry dominance and antitrust considerations. At this point, they view that the most opportunity could lie in value stocks, but the Fund has exposure to several other styles as well.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Rotation Fund Largest Holdings (% of Net Assets) on 12/31/19

Apple, Inc.	6.6%
Microsoft Corp.	5.9%
Alphabet, Inc. Class A	4.4%
Citigroup, Inc.	3.5%
Johnson & Johnson	3.5%
Visa, Inc. Class A	3.1%
JP Morgan Chase & Co.	3.0%
Amazon.com, Inc.	3.0%
Bank of America Corp.	2.7%
Ally Financial, Inc.	2.3%

38.0%

MML Equity Rotation Fund Sector Table (% of Net Assets) on 12/31/19

Financial	23.1%
Technology	22.5%
Consumer, Non-cyclical	16.4%
Communications	11.9%
Consumer, Cyclical	9.0%
Industrial	8.6%
Basic Materials	2.2%
Energy	1.7%
Mutual Funds	0.1%

Total Long-Term Investments	95.5%
Short-Term Investments and Other Assets and Liabilities	4.5%

Net Assets	100.0%

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	Since Inception 05/15/2015
Class II	05/15/2015	16.50%	10.49%
Service Class I	05/15/2015	16.30%	10.22%
S&P 500 Index		31.49%	11.78%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class II shares returned 12.25%, underperforming the 14.32% return of the Bloomberg Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, the U.S. high yield market experienced strong performance, driven by a stable economic outlook, accommodative central bank policies, and a strong technical backdrop as investors searched for yield. However, riskier assets remained out of favor and higher-rated credits notably outperformed the lower end of the ratings spectrum. Overall, U.S. high-yield issuers reported stable corporate fundamentals throughout the year, notwithstanding pockets of stress in certain industries – such as energy and metals and mining – and defaults have remained below historical averages.

During 2019, the Fund outperformed relative to the benchmark across double-B and triple-C ratings categories due to strong credit selection in each; however, an overweight allocation to triple-Cs, relative to the benchmark, and an underweight allocation to double-Bs, on average, was a detractor. The Fund lagged the benchmark in the single-B category due to credit selection.

From an industry perspective, notable laggards included the basic materials and energy sectors, also due to credit selection. The drivers of the Fund’s positive relative performance were the capital goods and technology sectors as a result of credit selection in each.

Fund holdings that were the largest detractors from performance in 2019 were Pinnacle Operating, an agricultural input supply and distribution business in the Mid-South; Jupiter Resources, a Western Canadian natural gas producer; and Fieldwood Energy, a private exploration and production company with operations focused in the Gulf of Mexico. Fund holdings that were top contributors to performance included Bausch Health Companies, a specialty pharmaceutical manufacturer; Veritas, an information management software provider offering backup and recovery appliances and storage management; and JBS USA, an American protein producer that mainly processes beef and pork.

Subadviser outlook

Fund management believes that the economic picture in the U.S. appears to be stable, with a historically low unemployment rate and strong consumer spending levels. Their view is that defaults are largely expected to remain manageable and concentrated in the traditionally more volatile sectors of the economy. Fund management will continue to monitor developments that could affect the Fund, including global trade, geopolitics, and the U.S. election season – any one of which in Fund management’s view has the potential to create bouts of volatility. Overall, however, Fund management is optimistic that the long-term trends appear to be favorable.

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 12/31/19

Corporate Debt	89.3%
Bank Loans	7.2%
Mutual Funds	6.8%
Common Stock	0.4%
Preferred Stock	0.0%
Warrants	0.0%

Total Long-Term Investments	103.7%
Other Assets and Liabilities	(3.7)%

Net Assets	100.0%

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 05/03/2010
Class II	05/03/2010	12.25%	6.21%	7.44%
Service Class I	05/03/2010	11.86%	5.94%	7.17%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index		14.32%	6.13%	7.08%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 8.31%, underperforming the 8.43% return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (CPI-U) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

As of November, consumer prices, as measured by the U.S. Bureau of Labor Statistics, were up for the year 2019, as unadjusted Headline CPI came in at 2.1%, up from 1.9% at 2018 year end. (CPI measures changes in the price of a market basket of consumer goods and services. Core CPI does not include food and energy prices. Headline CPI includes food and energy.) While shelter costs and service prices continue to be major drivers of inflation, the Headline year-to-date increase was driven, in large part, by medical care prices. As of November, Core CPI increased to 2.3%, up from 2.2% at 2018 year end. Core CPI is running modestly above the 2% inflation objective of the Federal Open Market Committee (FOMC).

TIPS positioning in aggregate contributed to Fund performance during the period. The Fund’s underweight positioning in short-maturity inflation securities was offset by allocations to high-quality income-producing assets that earned higher yields than U.S. Treasuries.

In addition to TIPS, the Fund invested in high-quality income-producing securities, including asset-backed securities (ABS) and money market securities. The income earned by these asset classes contributed positively during the year. ABS contributed substantially to performance. Security selections in auto loans and student loans were the primary contributors within the ABS sector. High-quality commercial paper was the main driver of the Fund’s performance over the year. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.)
The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement manager views. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Overall these derivative positions modestly contributed to performance.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Given global central bank accommodations and less uncertainty regarding geopolitical issues, such as Brexit – i.e., the United Kingdom’s referendum to leave the European Union – and trade, Fund management believes that investors may anticipate more price stability and less seasonal inflationary weakness in 2020. Fund management believes inflation markets have priced in much of the recent price stability, improvement in wages, and consumer sentiment. However, they also view that such accommodative monetary policy and the potential for a range-bound interest rate environment could lend further support to inflation markets.

Despite recent weakness in energy markets and volatility in risk assets, Fund management ended 2018 constructive on inflation market performance as CPI and PCE edged higher to meet central bank objectives. (The “core” PCE price index is defined as personal consumption expenditures (PCE) prices, excluding food and energy prices. The core PCE price index measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends.) They believe inflation markets have priced in much of the recent weakness and softer sentiment. In 2020, Fund management expects seasonal strength in energy prices, continued stability in consumer fundamentals, and a more balanced Federal Reserve policy to lend support to inflation markets.

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 12/31/19

U.S. Treasury Obligations	86.9%
Non-U.S. Government Agency Obligations	49.0%
U.S. Government Agency Obligations and Instrumentalities	1.4%
Purchased Options	0.5%
Corporate Debt	0.4%
Municipal Obligations	0.0%

Total Long-Term Investments	138.2%
Short-Term Investments and Other Assets and Liabilities	(38.2)%

Net Assets	100.0%

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/30/2002	8.31%	2.72%	3.39%
Service Class	08/15/2008	8.05%	2.48%	3.14%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)		8.43%	2.62%	3.36%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class II shares returned 4.45%, outperforming the 3.59% return of the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), which measures the performance of the U.S. Treasury and U.S. Agency Indexes with maturities of 1-3 years, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, U.S. Government bond yields fell sharply, in part due to the U.S. Federal Reserve Board’s (the Fed) easing of monetary policy. Credit spreads (i.e., the difference in yields between nearly identical bonds with comparable maturities but different quality ratings) also tightened, as the economy avoided recession. In the end, both factors contributed to healthy bond price appreciation for most investment-grade sectors. Shorter-maturity yields, where Fund holdings tend to be heavily focused, fell significantly, resulting in a meaningful decline in the overall Fund yield relative to 2018.

The Fund’s positioning in corporate bonds was a significant contributor to performance. The Fund had an overweight allocation to this sector, compared to the benchmark. Banking, leasing, and chemicals were the Fund industry holdings that were the top contributors to performance for the year. Secondary oil & gas producers, airlines, and aerospace were among the top detracting industry holdings. BBB quality positioning contributed to the Fund’s full-year performance. The Fund held an overweight allocation to this quality, on Fund management’s belief that BBB quality issuers have shown a willingness to take positive steps to de-lever to avoid downgrades to high yield. The Fund’s agency positions detracted, as a result of the Fund being underweight in the sector. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

The securitized sector was a positive contributor to Fund performance over the period, and the Fund held an overweight position in the sector. Asset-backed securities (ABS) were positive contributors to performance. The ABS sector continued to have a natural liquidity profile, and remained attractive compared to other asset classes. Commercial mortgage-backed securities and residential mortgage-backed securities both contributed positively to the Fund’s results for the year.

On the downside, the biggest detractor from the Fund’s relative performance was its positioning on duration – a measure of price sensitivity to changes in yields. At year end, the Fund’s duration was at 0.2 years, versus 1.9 years for the benchmark. The Fund’s position was held short for most of 2019, based on the Fund’s long-standing, rules-based approach to managing interest rate risk. Unfortunately, having a shorter duration than the benchmark in a year when market yields fell substantially resulted in a meaningful performance drag relative to the benchmark. Fortunately, excess returns from credit holdings in the Fund more than offset the drag from interest rate positioning in 2019.

The Fund uses derivative instruments on occasion for yield curve, duration, downside risk management, and to gain exposures. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Performance from derivatives added to performance in 2019.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

To Fund management, it appears that the global growth outlook, though far from robust, is stabilizing after prompt policy support by global central banks – especially the Fed – helped alleviate recession fears. They believe that, after three rate cuts in 2019, the Fed is now likely on hold for a while as it monitors growth trends. In the view of Fund management, moving into 2020, modest positive growth could be supportive for risk assets, including corporate and securitized sectors. Still, Fund management believes security selection could be critical, as some sectors sport extended valuations – even as earnings have come down from prior healthy levels – and some corporate fundamentals remain stretched.

Despite modest weakness in 2019, Fund management believes that securitized sectors still represent good value, as they view that the U.S. consumer remains on solid ground amid strong employment and rising wages. Consequently, the Fund has maintained an overweight to the space.

Barring unexpected additional growth weakness, Fund management believes that U.S. government yields will likely be range bound in 2020, and that higher rates will only manifest alongside a sharp pick-up in inflation expectations. Neither seemed likely to Fund management at year end.

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/19

Non-U.S. Government Agency Obligations	54.7%
Corporate Debt	37.1%
U.S. Treasury Obligations	2.5%
U.S. Government Agency Obligations and Instrumentalities	1.9%
Purchased Options	0.7%
Mutual Funds	0.4%
Municipal Obligations	0.2%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 05/03/2010
Class II	05/03/2010	4.45%	2.44%	2.49%
Service Class I	05/03/2010	4.17%	2.19%	2.24%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index		3.59%	1.40%	1.19%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco), which replaced OppenheimerFunds, Inc. effective May 24, 2019.

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 26.46%, outperforming the 25.52% return of the Russell 2000 Index (the “benchmark), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, stock selection within the information technology, industrials, and communication services sectors was the primary driver of the Fund’s outperformance. Underperforming sectors included consumer discretionary, health care, and consumer staples, where stock selection detracted from the Fund’s full-year results.

From a Fund holding perspective, top contributors to the Fund’s relative performance during the year included Generac, CACI International, and MKS Instruments. Generac, a manufacturer of backup power generation products, experienced an uptick in its stock price, as investors continued to remain optimistic on the company’s future growth prospects in California as PG&E’s new rolling blackout policies created robust interest for Generac’s home standby generators. (Fund management trimmed the Fund’s position in the stock for risk management purposes.) CACI International is an information solutions and services company that supports national defense and government-related customers. Defensive names in general have been strong in the uncertain macroeconomic backdrop and spending in this area has remained robust. The company also delivered organic growth and margin expansion. At MKS Instruments – a global provider of instruments, subsystems and process control solutions that measure, monitor, deliver, analyze, power, and control critical parameters of advanced manufacturing processes – business activity stabilized despite concerns with the U.S.-China trade dispute and soft pricing in memory markets.

On the downside, Fund holdings that were top detractors from the Fund’s relative performance included Houghton Mifflin Harcourt, Nu Skin Enterprises, and Spirit Airlines. Publisher Houghton Mifflin Harcourt underperformed, as Florida, one of its larger markets, pushed back the implementation of a key textbook scheduled for introduction in 2019. Nu Skin’s sales in China (30% of sales) slowed down materially in 2019. Nu Skin is an American multi-level marketing (MLM) company that develops and sells personal care products. Chinese regulators imposed marketing constraints on all MLM companies in response to a consumer’s death due to improper treatment of an illness resulting from the improper marketing of product efficacy by one multi-level marketing company, unaffiliated with Nu Skin. Given the lack of visibility into the easing of such regulatory constraints, the Fund exited the position. Spirit Airlines faced headwinds during the year, including a spike in costs driven by poor execution from stretching the airline’s network too thin, runway construction at its main hub in Fort Lauderdale, and Hurricane Dorian.

Subadviser outlook

In the short term, Fund management expects the U.S. economy to continue to show economic growth, albeit at slower rates than in 2018 and early 2019 – driven by favorable consumer confidence, falling regulatory hurdles, and technological innovation. In their view, however, there are several warning signs on the horizon, including less synchronized global growth, further weakening transport volumes, poor Institute for Supply Management (ISM) purchasing managers’ surveys, and a recent flattening/inversion of the yield curve, implying a slowing economy. Although Fund management would not be surprised by a recession in 2020, it is not their base case assumption.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Fund management continues to maintain discipline around valuation and focus on companies with competitive advantages and skilled management teams that, in Fund management’s view, are out-executing their peers. Firms they seek for the Fund’s portfolio are those that offer high returns on invested capital, consistently strong pricing power, and/or rising market shares. During times of economic volatility, Fund management views that such companies frequently widen their lead over weaker competitors.

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/19

Zynga, Inc. Class A	2.3%
ASGN, Inc.	2.3%
MKS Instruments, Inc.	2.2%
CACI International, Inc. Class A	2.1%
Korn Ferry	2.1%
WSFS Financial Corp.	2.0%
j2 Global, Inc.	2.0%
Matador Resources Co.	2.0%
Four Corners Property Trust, Inc.	1.8%
Generac Holdings, Inc.	1.7%

20.5%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/19

Financial	21.7%
Consumer, Non-cyclical	21.6%
Industrial	15.2%
Technology	14.2%
Consumer, Cyclical	12.7%
Energy	4.9%
Mutual Funds	3.6%
Basic Materials	3.5%
Utilities	3.3%
Communications	2.5%

Total Long-Term Investments	103.2%
Short-Term Investments and Other Assets and Liabilities	(3.2)%

Net Assets	100.0%

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	06/01/1998	26.46%	7.70%	12.60%
Service Class	08/15/2008	26.15%	7.43%	12.32%
Russell 2000 Index		25.52%	8.23%	11.83%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Special Situations Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Special Situations Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of U.S. companies that are involved in “special situations.” A special situation might include, for example, a recently announced spin-off or divestiture, a change in dividend policy, involvement in a merger or acquisition transaction, a change in management, a significant change in ownership, or changes due to bankruptcy or insolvency process. The Fund may invest in companies of any market capitalization. The Fund will typically invest primarily in common stocks. When the Fund’s subadviser determines that there are an insufficient number of companies involved (or likely to be involved) in special situations, it may invest in any equity securities it considers to be consistent with the Fund’s objective of growth of capital over the long term. It may also invest in exchange-traded funds (ETFs) providing broad equity exposures or in derivatives, including swaps, futures contracts, and options, to gain broad exposures to equity markets. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class II shares returned 23.68%, significantly underperforming the 31.49% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund invests in many spinoffs, because when a company spins off a division into a separate company, it tends to unlock value in the shares. The pace of corporations spinning off divisions continued to slow in 2019. There were a total of 29 spinoffs in the past two years, compared to an average of 29 spinoffs per year in each of the previous four years.

Of the 31 companies that were spun off in the past three years that had a full year of returns, the average return for 2019 was 7.5% per Fund holding. There were 11 Fund holdings that had returns in 2019 of over 25%. Special situation investing is similar to growth stock investing – there are often big winners, but the median historical return is far below the average since the big losers dwarf the winners.

For the year ended December 31, 2019, Fund holding Covetrus, an animal health company that was spun off from Henry Schein, merged with Vets First Choice, an animal health prescription management software company. The combined company declined 29.6% in 2019, which detracted from the Fund’s performance.

Boosting the Fund’s returns for the year was Arcosa, an infrastructure construction maker that was spun off from Trinity Industries. Arcosa makes storage tanks, guardrails, windmill posts, and other goods that are purchased for large infrastructure projects. One of the largest Fund holdings, Arcosa rose 49.5% in 2019, which contributed to performance.

The Fund also owned Versum Materials, which sells gas and chemical delivery systems to the semiconductor industry. Versum was spun off from Air Products. Merck FGaA, a German chemical company, bought Versum in October. The shares were up 55% for the year, which also helped to drive the Fund’s full-year performance.

The Fund is permitted to use derivative instruments. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund had a small loss from the use of derivative securities in 2019.

Subadviser outlook

The Fund owns many spinoffs, which tend to be small and mid-sized companies in the industrials sector. The trade war hurt the prospects of these companies because they are reliant on overseas sales, or they use the global supply chain for intermediate goods in their manufacturing processes. There have been positive developments in the trade war, which has benefited the Fund’s holdings. Consequently, Fund management expects the prospects of the Fund’s holdings to continue to improve if more good news on the trade front is forthcoming.

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Special Situations Fund Largest Holdings (% of Net Assets) on 12/31/19

Keysight Technologies, Inc.	9.5%
Hewlett Packard Enterprise Co.	8.3%
Arcosa, Inc.	8.1%
PayPal Holdings, Inc.	6.8%
Zoetis, Inc.	5.0%
West Pharmaceutical Services, Inc.	4.8%
Dow, Inc.	4.1%
Allegion PLC	3.8%
Liberty Latin America Ltd. Class A	3.7%
Oshkosh Corp.	3.1%

57.2%

MML Special Situations Fund Sector Table (% of Net Assets) on 12/31/19

Industrial	30.8%
Consumer, Non-cyclical	22.9%
Technology	10.7%
Basic Materials	10.5%
Communications	10.2%
Consumer, Cyclical	6.7%
Financial	4.9%
Energy	2.1%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	Since Inception 05/15/2015
Class II	05/15/2015	23.68%	6.97%
Service Class I	05/15/2015	23.50%	6.72%
S&P 500 Index		31.49%	11.78%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and, at times, it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco), which replaced OppenheimerFunds, Inc. effective May 24, 2019.

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Service Class I Shares returned 25.18%, outperforming, by a wide margin, the 18.42% return of the MSCI® Emerging Markets Index (the “benchmark”), which measures the performance of the large and mid cap segments of emerging market equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, stock selection and an overweight allocation to the consumer discretionary sector, relative to the benchmark, as well as stock selection in the financials and health care sectors were the primary drivers of the Fund’s outperformance. Detracting from the Fund’s full-year performance was an underweight stake in the information technology sector and the Fund’s exposure to the consumer staples and real estate sectors. In terms of countries, stock selection in China was the main contributor to the Fund’s outperformance. Stock selection in France, which is not in the benchmark, and Argentina also contributed. Detractors from performance included stock selection in the U.K., which is not in the benchmark, as well as Chile. An underweight to Taiwan also hampered the Fund’s full-year returns.

From a Fund holding perspective, top performers for the year included Alibaba Group Holding Ltd. (consumer discretionary; China), Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) (information technology; Taiwan), and Kering SA (consumer discretionary; France). Alibaba is the long-standing leader in the Chinese ecommerce market. In 2019, the company’s sales increased 25% year-over-year, driven by 500 million participants, including international customers. TSMC is the world’s preeminent semiconductor foundry. The company has made in-house design and innovation a priority while placing a large emphasis on customer service, allowing them to capture 56% of the overall market. The company continues to deliver solid revenue growth on the back of strong demand in the mid-range smartphone segment, increased graphic chip demand for AI (artificial intelligence), and its HPC (high power computing) division. Kering, domiciled in France, is the third-largest luxury group in the world. Over the last few years, Kering successfully transitioned to a focused luxury goods group with a significant focus on reaching millennial and Chinese consumers. The company has been able to create real competitive differentiation and tap into the evolving trends in the luxury market, without affecting heritage and classic buyers.

Fund holdings that were top detractors from the Fund’s full-year performance included S.A.C.I Falabella (consumer discretionary; Chile), Zee Entertainment Enterprises Ltd. (communication services; India), and Glencore plc (materials; U.K.). Falabella is a pan-Latin American retailer that operates across various segments, including food retail, department stores, home improvement stores, and financial services. Falabella’s main revenue source is Chile, where a state of emergency was declared by President Sebastian Pinera after violent protests broke out across the country at the end of October. Chileans have been protesting issues relating to the increased cost of living, which directly impact retail sales across the country. As a result of the violence, many of Falabella’s retail locations were closed, which was detrimental to the company’s share price. Zee Entertainment is a global media conglomerate with a presence in 173 countries that broadcasts entertainment in 19 languages to an audience of approximately 1.3 billion people. While Zee continues to expand and innovate, this was largely overshadowed in 2019 by a share overhang caused by the need for the company’s promoter, Essel Group, to unwind the majority of its stake in Zee, including

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

selling a stake to Invesco Oppenheimer Developing Markets Fund. While this has largely been accomplished, Fund management believes it may take some time for investors to refocus on the long-term fundamentals of the company. Glencore is one of the world’s leading producers and marketers of commodities and one of the most diversified. In 2019, base metals continued to face headwinds from the U.S.-China trade war, leading to an environment of uncertainty that has created a drag on global growth.

Subadviser outlook

Fund management continues to believe that emerging markets (EM) should be an increasingly core allocation for global investors. EM now represents a meaningful portion of global gross domestic product (GDP) and is the largest contributor to global growth. Fund management believes most investors are still under-allocated to the asset class and, especially for those who invest through passive vehicles, to the areas of EM that exhibit the most attractive growth characteristics.

As we enter 2020, Fund management’s approach to investing and the positioning of the Fund remain unchanged. They seek to make long-term investments in extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. The Fund has exposure to sectors and industries where Fund management sees dynamic change and potential for real value to be extracted – including e-commerce, cloud computing, internet services, health care, travel, and education.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/19

Alibaba Group Holding Ltd. Sponsored ADR	7.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.4%
Kering SA	5.2%
Tencent Holdings Ltd.	5.0%
Novatek PJSC Sponsored GDR Registered	4.7%
Housing Development Finance Corp. Ltd.	4.6%
AIA Group Ltd.	3.5%
Kotak Mahindra Bank Ltd.	2.9%
Huazhu Group Ltd. ADR	2.9%
Fomento Economico Mexicano SAB de CV	2.7%

43.9%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/19

Financial	27.3%
Consumer, Cyclical	18.7%
Communications	15.8%
Consumer, Non-cyclical	14.3%
Technology	7.5%
Energy	5.2%
Industrial	4.4%
Basic Materials	4.3%
Mutual Funds	0.8%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/01/2009	25.53%	6.12%	2.33%
Service Class I	08/27/2008	25.18%	5.88%	2.08%
MSCI Emerging Markets Index		18.42%	5.61%	3.68%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Asset Momentum Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 23.5%

COMMON STOCK — 23.5%
Communications — 2.2%
Internet — 0.9%
Rightmove PLC	35,000	$294,330

Media — 0.9%
Fox Corp. Class A	8,000	296,560

Telecommunications — 0.4%
NTT DOCOMO, Inc.	5,600	156,494

		747,384

Consumer, Cyclical — 3.2%
Distribution & Wholesale — 3.2%
Pool Corp.	5,100	1,083,138

Consumer, Non-cyclical — 2.4%
Health Care – Products — 0.7%
Advanced Medical Solutions Group PLC	54,682	215,371

Health Care – Services — 1.0%
Fresenius SE & Co. KGaA	5,900	333,032

Household Products & Wares — 0.7%
Henkel AG & Co. KGaA	2,000	188,323
Portmeirion Group PLC	5,600	59,547

		247,870

		796,273

Energy — 1.8%
Oil & Gas — 1.8%
Marathon Petroleum Corp.	10,000	602,500

Financial — 5.9%
Diversified Financial Services — 5.9%
Mastercard, Inc. Class A	5,300	1,582,527
Visa, Inc. Class A	2,200	413,380

		1,995,907

Industrial — 4.3%
Building Materials — 0.3%
Breedon Group PLC (a)	88,437	97,315

Electronics — 1.5%
Halma PLC	17,600	494,096

Hand & Machine Tools — 0.5%
Schindler Holding AG	700	178,104

Machinery – Diversified — 2.0%
Keyence Corp.	800	283,162
Roper Technologies, Inc.	1,100	389,653

		672,815

		1,442,330

Technology — 3.7%
Computers — 2.8%
Fortinet, Inc. (a)	8,800	939,488

	Number of Shares	Value
Software — 0.9%
EMIS Group PLC	11,800	$173,406
Nexus AG	3,400	132,174

		305,580

		1,245,068

TOTAL COMMON STOCK (Cost $5,569,154)		7,912,600

TOTAL EQUITIES (Cost $5,569,154)		7,912,600

	Principal Amount
BONDS & NOTES — 23.6%

U.S. TREASURY OBLIGATIONS — 23.6%
U.S. Treasury Bonds & Notes — 23.6%
U.S. Treasury Note 1.250% 3/31/21 (d)	$8,000,000	7,963,109

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,955,781)		7,963,109

TOTAL BONDS & NOTES (Cost $7,955,781)		7,963,109

	Number of Shares
MUTUAL FUNDS — 52.0%
Diversified Financial Services — 52.0%
iShares MSCI Brazil Capped Index Fund (b)	36,000	1,708,200
iShares MSCI India ETF	6,600	231,990
iShares MSCI Mexico ETF	17,000	765,510
State Street Navigator Securities Lending Prime Portfolio (c)	4,612,565	4,612,565
Vanguard Short-Term Bond ETF (b)	82,000	6,610,020
Vanguard Total Stock Market ETF (b)	22,200	3,632,364

		17,560,649

TOTAL MUTUAL FUNDS (Cost $16,357,044)		17,560,649

TOTAL PURCHASED OPTIONS (#) — 0.5% (Cost $64,000)		160,000

TOTAL LONG-TERM INVESTMENTS (Cost $29,945,979)		33,596,358

The accompanying notes are an integral part of the financial statements.

MML Asset Momentum Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 17.2%
Repurchase Agreement — 17.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (e)	$5,798,441	$5,798,441

TOTAL SHORT-TERM INVESTMENTS (Cost $5,798,441)		5,798,441

TOTAL INVESTMENTS — 116.8% (Cost $35,744,420) (f)		39,394,799

Other Assets/(Liabilities) — (16.8)%		(5,660,408)

NET ASSETS — 100.0%		$33,734,391

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $4,517,367 or 13.39% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(e)

Maturity value of $5,798,698. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $5,918,120.

(f)	See Note 6 for aggregate cost for federal tax purposes.

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
Alerian MLP ETF	1/17/20	8.00	3,200	USD 2,560,000	$160,000	$64,000	$96,000

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
HSBC Bank USA*	3/05/20	AUD	1,960,000	NZD	2,041,921	$1,731

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Nasdaq 100 E Mini Index	3/20/20	32	$5,395,799	$205,641
S&P 500 E Mini Index	3/20/20	111	17,460,602	472,003

				$677,644

Currency Legend

AUD	Australian Dollar
NZD	New Zealand Dollar
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments

December 31, 2019

	Principal Amount	Value
BONDS & NOTES — 99.2%

BANK LOANS — 2.5%
Advertising — 0.0%
Clear Channel Outdoor Holdings, Inc., Term Loan B, 1 mo. LIBOR + 3.500% 5.299% VRN 8/21/26	$9,975	$10,021

Aerospace & Defense — 0.1%
TransDigm, Inc., 2018 Term Loan F, 1 mo. LIBOR + 2.500% 4.299% VRN 6/09/23	171,738	172,203
WP CPP Holdings LLC, 2018 Term Loan, 3 mo. LIBOR + 3.750% 5.680% VRN 4/30/25	100,000	99,125

		271,328

Airlines — 0.1%
American Airlines, Inc., 2017 Incremental Term Loan, 1 mo. LIBOR + 2.000% 3.740% VRN 12/14/23	204,853	205,451
Kestrel Bidco Inc., Term Loan B, 1 mo. LIBOR + 3.000% 4.718% VRN 12/11/26	95,000	95,764

		301,215

Auto Parts & Equipment — 0.0%
Panther BF Aggregator 2 LP, USD Term Loan B, 1 mo. LIBOR + 3.500% 5.305% VRN 4/30/26	39,900	39,975

Biotechnology — 0.0%
Aldevron LLC, 2019 Term Loan B, 6.195% 10/12/26	130,000	131,300

Chemicals — 0.1%
Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, 3 mo. LIBOR + 1.750% 3.695% VRN 6/01/24	317,243	317,684
GrafTech Finance, Inc., 2018 Term Loan B, 3 mo. LIBOR + 3.500% 0.000% VRN2/12/25 (a)	44,562	44,395

		362,079

Commercial Services — 0.1%
AlixPartners LLP, 2017 Term Loan B, 1 mo. LIBOR + 2.750% 4.549% VRN 4/04/24	194,500	195,412
Allied Universal Holdco LLC 2019 Term Loan B, 1 mo. LIBOR + 4.250% 6.049% VRN 7/10/26	100,090	100,591
2019 Delayed Draw Term Loan, 3 mo. LIBOR + 4.250% 6.055% VRN 7/10/26	9,910	9,959

	Principal Amount	Value
Trans Union LLC, 2019 Term Loan B5, 1 mo. LIBOR + 1.750% 3.549% VRN 11/16/26	$192,250	$192,906

		498,868

Computers — 0.1%
Dell International LLC, 2019 Term Loan B, 1 mo. LIBOR + 2.000% 3.800% VRN 9/19/25	205,097	206,354
Tempo Acquisition LLC, Term Loan, 1 mo. LIBOR + 2.750% 4.549% VRN 5/01/24	156,347	157,162

		363,516

Distribution & Wholesale — 0.2%
American Tire Distributors Holdings, Inc, 2015 Term Loan, 3 mo. LIBOR + 7.500% 9.316% VRN 9/02/24	3,420	3,035
American Tire Distributors Holdings, Inc., 2015 Term Loan, 1 mo. LIBOR + 7.500% 9.316% VRN 9/02/24	26,505	23,523
HD Supply, Inc., Term Loan B5, 1 mo. LIBOR + 1.750% 3.549% VRN 10/17/23	322,550	324,402
IAA, Inc., Term Loan B, 1 mo. LIBOR + 2.250% 4.063% VRN 6/28/26	305,550	307,842

		658,802

Diversified Financial Services — 0.0%
Deerfield Dakota Holding LLC, 2018 Term Loan B, 3 mo. LIBOR + 3.250% 0.000% VRN2/13/25 (a)	39,898	39,727

Electric — 0.1%
Calpine Corp., Term Loan B9, 3 mo. LIBOR + 2.250% 4.200% VRN 4/05/26	314,672	316,261
Vistra Operations Co. LLC, 1st Lien Term Loan B3, 1 mo. LIBOR + 1.750% 3.538% VRN 12/31/25	207,131	208,260

		524,521

Electronics — 0.0%
Vertafore, Inc., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.250% 0.000% VRN7/02/25 (a)	104,736	103,402

Entertainment — 0.1%
Equinox Holdings, Inc., 2017 1st Lien Term Loan, 1 mo. LIBOR + 3.000% 4.799% VRN 3/08/24	199,441	199,975

Environmental Controls — 0.1%
Filtration Group Corp., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.000% 4.799% VRN 3/29/25	202,996	203,617

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Financial Services — 0.0%
Blackhawk Network Holdings, Inc., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.000% 4.799% VRN 6/15/25	$126,343	$126,211

Foods — 0.1%
Hearthside Food Solutions LLC, 2018 Term Loan B, 3 mo. LIBOR + 3.687% 0.000% VRN5/23/25 (a)	24,937	24,637
JBS USA LUX SA/JBS USA Finance, Inc., 2019 Term Loan B, 1 mo. LIBOR + 2.000% 3.799% VRN 5/01/26	204,309	205,501
US Foods, Inc., 2019 Term Loan B, 1 mo. LIBOR + 2.000% 3.799% VRN 9/13/26	199,500	200,186

		430,324

Health Care – Services — 0.1%
Catalent Pharma Solutions, Inc., Term Loan B2, 1 mo. LIBOR + 2.250% 4.049% VRN 5/18/26	99,499	99,778
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.750% 5.563% VRN 7/02/25	199,590	200,465
Jaguar Holding Co. II, 2018 Term Loan, 1 mo. LIBOR + 2.500% 4.299% VRN 8/18/22	99,479	99,943

		400,186

Holding Company – Diversified — 0.0%
Travelport Finance (Luxembourg) S.a.r.l., 2019 Term Loan, 3 mo. LIBOR + 5.000% 6.945% VRN 5/29/26	34,913	32,539

Household Products — 0.0%
Diamond (BC) B.V., USD Term Loan, 3 mo. LIBOR + 3.000% 0.000% VRN9/06/24 (a)	34,911	34,108

Insurance — 0.1%
Acrisure LLC, 2017 Term Loan B, 3 mo. LIBOR + 4.250% 6.195% VRN 11/22/23	124,364	124,519
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, 1 mo. LIBOR + 3.500% 5.299% VRN 10/22/24	154,128	154,475
Sedgwick Claims Management Services, Inc., 2019 Term Loan B, 1 mo. LIBOR + 4.000% 5.799% VRN 9/03/26	34,825	35,108

		314,102

	Principal Amount	Value
Internet — 0.0%
ION Trading Technologies S.a.r.l., USD Incremental Term Loan B, 3 mo. LIBOR + 4.000% 6.064% VRN 11/21/24	$19,949	$19,101
Uber Technologies, Inc., Term Loan, 1 mo. LIBOR + 4.000% 0.000% VRN 4/04/25 (a)	59,848	59,677

		78,778

Investment Companies — 0.1%
RPI Finance Trust, Term Loan B6, 1 mo. LIBOR + 2.000% 3.799% VRN 3/27/23	196,001	197,503
UFC Holdings LLC, 2019 Term Loan, 1 mo. LIBOR + 3.250% 5.050% VRN 4/29/26	199,292	200,454

		397,957

Lodging — 0.1%
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 1 mo. LIBOR + 2.750% 4.549% VRN 12/23/24	159,593	159,759
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 1 mo. LIBOR + 1.750% 3.542% VRN 6/22/26	100,000	100,625

		260,384

Media — 0.2%
Cengage Learning, Inc., 2016 Term Loan B, 3 mo. LIBOR + 4.25.000% 0.000% VRN6/07/23 (a)	44,884	42,752
CSC Holdings LLC, 2019 Term Loan B5, 1 mo. LIBOR + 2.500% 4.240% VRN 4/15/27	204,230	204,909
E.W. Scripps Co.(The), Incremental, Term Loan B1, 1 mo. LIBOR + 2.750% 4.299% VRN 5/01/26	309,378	310,346
Gray Television, Inc., 2018 Term Loan C, 1 mo. LIBOR + 2.500% 4.197% VRN 1/02/26	181,651	182,674

		740,681

Packaging & Containers — 0.1%
Berry Global, Inc., USD Term Loan U, 3 mo. LIBOR + 2.500% 4.215% VRN 7/01/26	205,318	205,660
Flex Acquisition Co., Inc., 1st Lien Term Loan, 3 mo. LIBOR + 3.000% 0.000% VRN12/29/23 (a)	50,000	49,521

		255,181

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pipelines — 0.0%
Buckeye Partners LP, 2019 Term Loan B, 1 mo. LIBOR + 2.750% 4.441% VRN 11/01/26	$70,000	$70,554

Real Estate Investment Trusts (REITS) — 0.1%
ESH Hospitality, Inc., 2019 Term Loan B, 1 mo. LIBOR + 2.000% 3.799% VRN 9/18/26	51,025	51,427
Iron Mountain, Inc., 2018 Term Loan B, 1 mo. LIBOR + 1.750% 3.549% VRN 1/02/26	184,366	183,732
VICI Properties 1 LLC, Replacement Term Loan B, 1 mo. LIBOR + 2.000% 3.785% VRN 12/20/24	205,923	206,774

		441,933

Retail — 0.1%
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. LIBOR + 1.750% 0.000% VRN11/19/26 (a)	190,000	190,188
EG America LLC, 2018 USD Term Loan, 3 mo. LIBOR + 4.000% 0.000% VRN2/07/25 (a)	24,937	24,796
IRB Holding Corp, 1st Lien Term Loan, 3 mo. LIBOR + 3.250% 5.216% VRN 2/05/25	144,266	145,028
PetSmart, Inc., Consenting Term Loan, 1 mo. LIBOR + 4.000% 5.740% VRN 3/11/22	60,000	59,281

		419,293

Software — 0.3%
Almonde, Inc. USD 1st Lien Term Loan, 6 mo. LIBOR + 3.500% 5.696% VRN 6/13/24	82,297	81,611
USD 1st Lien Term Loan, 2 mo. LIBOR + 3.500% 5.696% VRN 6/13/24	12,703	12,598
Ascend Learning LLC, 2017 Term Loan B, 4.799% 7/12/24	104,466	105,054
Change Healthcare Holdings LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.500% 4.299% VRN 3/01/24	98,543	98,805
DCert Buyer, Inc., 2019 Term Loan B, 1 mo. LIBOR + 4.000% 5.799% VRN 10/16/26	80,000	80,180
Hyland Software, Inc., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.500% 5.299% VRN 7/01/24	199,495	200,368
Informatica LLC, 2018 USD Term Loan, 1 mo. LIBOR + 3.250% 5.049% VRN 8/05/22	69,629	69,865

	Principal Amount	Value
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, 3 mo. LIBOR + 3.500% 5.490% VRN 4/26/24	$99,744	$99,807
Sophia, L.P., 2017 Term Loan B, 3 mo. LIBOR + 3.250% 5.195% VRN 9/30/22	199,597	199,954
SS&C Technologies, Inc., 2018 Term Loan B5, 1 mo. LIBOR + 2.250% 4.049% VRN 4/16/25	257,799	259,385

		1,207,627

Telecommunications — 0.2%
Avaya, Inc., 2018 Term Loan B, 1 mo. LIBOR + 2.500% 5.990% VRN 12/15/24	35,000	34,282
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. LIBOR + 1.750% 3.549% VRN 3/01/27	209,996	210,653
MLN US HoldCo LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 4.500% 6.191% VRN 11/30/25	19,950	18,803
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 1 mo. LIBOR + 2.750% 4.452% VRN 9/18/26	204,201	205,152
Sprint Communications, Inc., 1st Lien Term Loan B, 1 mo. LIBOR + 2.500% 4.313% VRN 2/02/24	209,234	207,194
Virgin Media Bristol LLC, USD Term Loan N, 1 mo. LIBOR + 2.500% 4.240% VRN 1/31/28	100,000	100,563

		776,647

Transportation — 0.0%
Genesee & Wyoming, Inc., Term Loan, 3.906% 12/30/26	75,000	75,643

TOTAL BANK LOANS (Cost $9,841,886)		9,770,494

CORPORATE DEBT — 28.4%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. 5.400% 10/01/48	445,000	546,177

Aerospace & Defense — 0.2%
Bombardier, Inc. 6.000% 10/15/22 (b)	120,000	119,964
Lockheed Martin Corp. 4.700% 5/15/46	420,000	534,059
TransDigm, Inc. 5.500% 11/15/27 (b)	100,000	101,123
6.250% 3/15/26 (b)	150,000	162,391
6.375% 6/15/26	60,000	63,637

		981,174

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Agriculture — 0.6%
Altria Group, Inc. 4.800% 2/14/29	$475,000	$529,466
BAT Capital Corp. 3.462% 9/06/29	795,000	804,269
Imperial Brands Finance PLC 3.500% 7/26/26 (b)	265,000	266,549
JBS Investments II GmbH 5.750% 1/15/28 (b)	600,000	632,700

		2,232,984

Airlines — 0.3%
Delta Air Lines, Inc. 3.800% 4/19/23	520,000	539,580
Guanay Finance Ltd. 6.000% 12/15/20 (b)	168,376	170,271
Latam Finance Ltd. 6.875% 4/11/24 (b)	200,000	211,302
7.000% 3/01/26 (b)	300,000	324,753

		1,245,906

Auto Manufacturers — 0.4%
Ford Motor Co. 7.450% 7/16/31	115,000	136,673
General Motors Co. 3 mo. USD LIBOR + .800% 2.694% FRN 8/07/20	210,000	210,305
General Motors Financial Co., Inc. 3 mo. USD LIBOR + .990% 3.033% FRN 1/05/23	575,000	571,562
Volkswagen Group of America Finance LLC 4.250% 11/13/23 (b)	700,000	745,992

		1,664,532

Auto Parts & Equipment — 0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.250% 5/15/26 (b)	115,000	123,913

Banks — 4.5%
Banco Bilbao Vizcaya Argentaria Colombia SA 4.875% 4/21/25 (b)	150,000	160,314
Banco Bradesco SA/Cayman Islands 5.750% 3/01/22 (b)	200,000	210,702
Banco de Reservas de la Republica Dominicana 7.000% 2/01/23 (b)	200,000	210,252
Banco do Brasil SA 10 year CMT + 4.398% 6.250% VRN (b) (c)	500,000	507,380
Banco Macro SA 5 year USD Swap + 5.463% 6.750% VRN 11/04/26 (b)	500,000	405,000

	Principal Amount	Value
Banco Mercantil del Norte SA/Grand Cayman 5 year CMT + 4.447% 5.750% VRN 10/04/31 (b)	$200,000	$206,752
5 year CMT + 5.035% 6.875% VRN (b) (c)	200,000	209,002
10 year CMT + 5.353% 7.625% VRN (b) (c)	600,000	641,256
Banco Santander SA 3 mo. USD LIBOR + 1.090% 3.000% FRN 2/23/23	400,000	402,524
Bancolombia SA 5 year CMT + 2.929% 4.875% VRN 10/18/27	400,000	408,600
Bank of America Corp. 3 mo. USD LIBOR + 1.210% 3.974% VRN 2/07/30	435,000	477,573
Bank of Montreal 5 year USD Swap + 1.432% 3.803% VRN 12/15/32	370,000	385,891
Bank of New Zealand 3.500% 2/20/24 (b)	530,000	554,077
Barclays PLC 3 mo. USD LIBOR + 1.380% 3.284% FRN 5/16/24	425,000	429,854
BBVA Bancomer SA 5 year CMT + 2.650% 5.125% VRN 1/18/33 (b)	1,000,000	1,008,760
BDO Unibank, Inc. 2.950% 3/06/23 (b)	300,000	302,353
BNP Paribas SA 3.375% 1/09/25 (b)	395,000	410,261
Citigroup, Inc. 3 mo. USD LIBOR + 1.100% 3.004% FRN 5/17/24	750,000	759,949
Commonwealth Bank of Australia 4.316% 1/10/48 (b)	505,000	547,570
Credit Agricole SA 3.750% 4/24/23 (b)	535,000	559,665
Credit Suisse Group AG 3 mo. USD LIBOR + 1.240% 3.127% FRN 6/12/24 (b)	430,000	435,148
DBS Group Holdings Ltd. 5 year USD Swap + 2.390% 3.600% VRN (b) (c)	600,000	603,750
Gilex Holding Sarl 8.500% 5/02/23 (b)	150,000	161,064
8.500% 5/02/23 (b)	150,000	161,064
HSBC Holdings PLC 3 mo. USD LIBOR + 1.380% 3.267% FRN 9/12/26	835,000	845,539
Industrial Senior Trust 5.500% 11/01/22 (b)	100,000	104,501

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lloyds Banking Group PLC 3 mo. USD LIBOR + 1.205% 3.574% VRN 11/07/28	$400,000	$417,954
Macquarie Group Ltd. 3 mo. USD LIBOR + 1.023% 3.189% VRN 11/28/23 (b)	260,000	265,720
3 mo. USD LIBOR + 1.330% 4.150% VRN 3/27/24 (b)	280,000	294,274
Malayan Banking Bhd 5 year USD Swap + 2.542% 3.905% VRN 10/29/26 (b)	600,000	609,960
Mitsubishi UFJ Financial Group, Inc. 3 mo. USD LIBOR + .740% 2.647% FRN 3/02/23	495,000	496,255
Morgan Stanley 3 mo. USD LIBOR + 1.340% 3.591% VRN 7/22/28	505,000	536,973
Royal Bank of Scotland Group PLC 3 mo. USD LIBOR + 1.480% 3.498% VRN 5/15/23	285,000	291,971
Scotiabank Peru SAA 3 mo. USD LIBOR + 3.856% 4.500% VRN 12/13/27 (b)	100,000	103,251
Sumitomo Mitsui Financial Group, Inc. 3 mo. USD LIBOR + .740% 2.742% FRN 1/17/23	815,000	818,781
The Bank of Nova Scotia 3.400% 2/11/24	390,000	408,661
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 1.170% 3.080% FRN 5/15/26	665,000	671,914
Union Bank of the Philippines 3.369% 11/29/22 (b)	400,000	409,489
United Overseas Bank Ltd. 5 year USD Swap + 1.794% 3.875% VRN (b) (c)	500,000	508,653
Wells Fargo & Co. 3 mo. USD LIBOR + 1.170% 2.879% VRN 10/30/30	265,000	266,842
3 mo. USD LIBOR + 1.170% 3.196% VRN 6/17/27	245,000	254,228
Westpac Banking Corp. 3 mo. USD LIBOR + .720% 2.630% FRN 5/15/23	535,000	538,566

		18,002,293

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900% 2/01/46	160,000	189,780
Anheuser-Busch InBev Worldwide, Inc. 4.600% 4/15/48	290,000	331,877
Constellation Brands, Inc. 3.150% 8/01/29	135,000	136,549

	Principal Amount	Value
Cott Holdings, Inc. 5.500% 4/01/25 (b)	$45,000	$47,025

		705,231

Building Materials — 0.1%
Builders FirstSource, Inc. 5.625% 9/01/24 (b)	148,000	153,920
Owens Corning 4.400% 1/30/48	275,000	266,028

		419,948

Chemicals — 0.5%
DuPont de Nemours, Inc. 5.419% 11/15/48	435,000	536,738
Nutrien Ltd. 4.200% 4/01/29	455,000	501,359
Sociedad Quimica y Minera de Chile SA 4.375% 1/28/25 (b)	200,000	209,800
Syngenta Finance NV 5.676% 4/24/48 (b)	600,000	625,562
UPL Corp. Ltd. 3.250% 10/13/21 (b)	200,000	200,708

		2,074,167

Coal — 0.1%
Peabody Energy Corp. 6.000% 3/31/22 (b) (d)	130,000	126,750
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.500% 6/15/25 (b)	150,000	144,250

		271,000

Commercial Services — 0.3%
Adani Ports & Special Economic Zone Ltd. 3.950% 1/19/22 (b)	200,000	204,822
ENA Norte Trust 4.950% 4/25/28 (b)	118,213	122,056
Garda World Security Corp., 2017 Term Loan, 8.750% 5/15/25 (b)	135,000	140,400
MPH Acquisition Holdings LLC 7.125% 6/01/24 (b)	160,000	154,800
Refinitiv US Holdings, Inc. 6.250% 5/15/26 (b)	210,000	229,162
United Rentals North America, Inc. 5.250% 1/15/30	60,000	64,578
6.500% 12/15/26	190,000	208,822
Verscend Escrow Corp. 9.750% 8/15/26 (b)	237,000	259,219

		1,383,859

Computers — 0.1%
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750% 6/01/25 (b)	205,000	211,663

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Distribution & Wholesale — 0.0%
Performance Food Group, Inc. 5.500% 10/15/27 (b)	$115,000	$122,906

Diversified Financial Services — 2.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.500% 1/15/25	450,000	463,963
Air Lease Corp. 3.750% 2/01/22	470,000	484,041
Allied Universal Holdco LLC 6.625% 7/15/26 (b)	140,000	150,458
Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.750% 7/15/27 (b)	60,000	64,096
American Express Co. 2.500% 8/01/22	540,000	546,451
Avolon Holdings Funding Ltd. 3.950% 7/01/24 (b)	330,000	343,893
5.250% 5/15/24 (b)	155,000	169,195
Banco BTG Pactual SA 5 year CMT + 5.257% 7.750% VRN 2/15/29 (b)	400,000	423,504
BOC Aviation Ltd. 3 mo. USD LIBOR + 1.125% 3.072% FRN 9/26/23 (b)	565,000	567,701
Capital One Financial Corp. 3 mo. USD LIBOR + .720% 2.656% FRN 1/30/23	140,000	140,140
Credito Real SAB de CV SOFOM ER 5 year CMT + 7.026% 9.125% VRN (b) (c)	200,000	210,252
Discover Financial Services 4.100% 2/09/27	570,000	614,234
Docuformas SAPI de CV 10.250% 7/24/24 (b)	200,000	202,752
Global Aircraft Leasing Co. Ltd. 6.500% 9/15/24 (b)	155,000	161,735
Interoceanica IV Finance Ltd. 0.010% 11/30/25 (b)	799,880	729,155
Nationstar Mortgage Holdings, Inc. 8.125% 7/15/23 (b)	125,000	132,315
NFP Corp. 6.875% 7/15/25 (b)	240,000	240,600
SPARC EM SPC Panama Metro Line 2 SP 0.010% 12/05/22 (b)	443,885	426,134
0.010% 12/05/22 (b)	380,473	365,257
Springleaf Finance Corp. 5.375% 11/15/29	55,000	57,409
6.625% 1/15/28	120,000	135,456
SURA Asset Management SA 4.875% 4/17/24 (b)	200,000	215,002
Synchrony Financial 3.950% 12/01/27	500,000	525,536

	Principal Amount	Value
The Charles Schwab Corp. 3.550% 2/01/24	$465,000	$490,657
Unifin Financiera SAB de CV 5 year CMT + 6.308% 8.875% VRN (b) (c)	600,000	551,256

		8,411,192

Electric — 3.8%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It 7.950% 5/11/26 (b)	500,000	530,630
AES Gener SA 5 year CMT + 4.917% 6.350% VRN 10/07/79 (b)	200,000	205,000
5 year CMT + 4.917% 6.350% VRN 10/07/79 (b)	200,000	205,000
5 year USD Swap + 4.644% 7.125% VRN 3/26/79 (b)	400,000	420,095
American Electric Power Co., Inc. 2.950% 12/15/22	313,000	318,980
Calpine Corp. 4.500% 2/15/28 (b)	55,000	55,488
5.125% 3/15/28 (b)	100,000	102,070
5.250% 6/01/26 (b)	170,000	177,013
Cometa Energia SA de CV 6.375% 4/24/35 (b)	581,400	632,273
DTE Energy Co. 3.800% 3/15/27	500,000	529,376
Duke Energy Corp. 3.750% 9/01/46	90,000	93,100
3.950% 8/15/47	240,000	254,236
Duke Energy Florida LLC 3.200% 1/15/27	1,000,000	1,045,770
Duke Energy Progress, Inc. 4.150% 12/01/44	315,000	356,129
Empresa de Transmision Electrica SA 5.125% 5/02/49 (b)	200,000	227,502
Empresa Electrica Angamos SA 4.875% 5/25/29 (b)	165,200	170,139
Empresa Electrica Guacolda SA 4.560% 4/30/25 (b)	400,000	364,041
Energuate Trust 5.875% 5/03/27 (b) (d)	200,000	206,500
Engie Energia Chile SA 4.500% 1/29/25 (b)	200,000	212,173
Eversource Energy 2.750% 3/15/22	1,000,000	1,014,956
Exelon Corp. 3.400% 4/15/26	750,000	783,637
Georgia Power Co. 2.200% 9/15/24	540,000	540,069
Inkia Energy Ltd. 5.875% 11/09/27 (b)	400,000	417,004

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
LLPL Capital Pte Ltd. 6.875% 2/04/39 (b)	$296,460	$344,694
Minejesa Capital BV 4.625% 8/10/30 (b)	600,000	621,017
Monongahela Power Co. 5.400% 12/15/43 (b)	210,000	271,698
NextEra Energy Capital Holdings, Inc. 3.550% 5/01/27	280,000	297,499
Oncor Electric Delivery Co. LLC 3.100% 9/15/49	535,000	522,931
Orazul Energy Egenor SCA 5.625% 4/28/27 (b) (d)	200,000	205,750
Pampa Energia SA 7.500% 1/24/27 (b)	250,000	213,077
9.125% 4/15/29 (b)	150,000	129,375
PSEG Power LLC 3.850% 6/01/23	340,000	356,852
Sierra Pacific Power Co. 2.600% 5/01/26	1,000,000	1,005,630
Southern California Edison Co. 4.000% 4/01/47	260,000	273,742
Star Energy Geothermal Wayang Windu Ltd. 6.750% 4/24/33 (b)	552,000	584,016
Stoneway Capital Corp. 10.000% 3/01/27 (b)	309,954	196,046
Transelec SA 3.875% 1/12/29 (b)	250,000	255,940
Xcel Energy, Inc. 3.300% 6/01/25	1,000,000	1,044,362

		15,183,810

Electronics — 0.1%
Arrow Electronics, Inc. 3.875% 1/12/28	290,000	297,164

Engineering & Construction — 0.3%
AECOM 5.125% 3/15/27	160,000	172,000
Aeropuerto Internacional de Tocumen SA 5.625% 5/18/36 (b)	200,000	235,252
Sydney Airport Finance Co. Pty Ltd. 3.375% 4/30/25 (b)	300,000	310,178
3.625% 4/28/26 (b)	300,000	314,463

		1,031,893

Entertainment — 0.1%
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250% 10/15/25 (b)	130,000	134,550
Eldorado Resorts, Inc. 6.000% 4/01/25	125,000	131,250
Lions Gate Capital Holdings LLC 6.375% 2/01/24 (b)	160,000	167,203

	Principal Amount	Value
Scientific Games International, Inc. 7.250% 11/15/29 (b)	$60,000	$65,100

		498,103

Environmental Controls — 0.3%
GFL Environmental, Inc. 5.125% 12/15/26 (b)	125,000	131,423
8.500% 5/01/27 (b)	85,000	93,500
Tervita Corp. 7.625% 12/01/21 (b)	260,000	261,625
Waste Management, Inc. 4.000% 7/15/39	455,000	509,828

		996,376

Food Services — 0.0%
Aramark Services, Inc. 5.000% 4/01/25 (b)	190,000	198,075

Foods — 1.1%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertson’s LLC 4.625% 1/15/27 (b)	95,000	94,886
5.875% 2/15/28 (b)	100,000	106,250
B&G Foods, Inc. 5.250% 4/01/25	175,000	179,958
5.250% 9/15/27	90,000	90,900
Grupo Bimbo SAB de CV 5 year CMT + 3.280% 5.950% VRN (b) (c)	200,000	212,000
JBS USA LUX SA/JBS USA Finance, Inc. 5.750% 6/15/25 (b)	20,000	20,700
5.875% 7/15/24 (b)	30,000	30,870
6.500% 4/15/29 (b)	125,000	138,910
6.750% 2/15/28 (b)	146,000	161,331
The Kroger Co. 3.400% 4/15/22	490,000	503,920
MARB BondCo PLC 6.875% 1/19/25 (b)	400,000	424,652
7.000% 3/15/24 (b)	200,000	208,500
Minerva Luxembourg SA 5.875% 1/19/28 (b)	600,000	630,006
6.500% 9/20/26 (b)	400,000	425,504
NBM US Holdings, Inc. 7.000% 5/14/26 (b)	200,000	216,602
Pilgrim’s Pride Corp. 5.875% 9/30/27 (b)	205,000	221,656
Post Holdings, Inc. 5.500% 3/01/25 (b)	185,000	193,788
5.500% 12/15/29 (b)	60,000	63,978
Smithfield Foods, Inc. 4.250% 2/01/27 (b)	515,000	529,784

		4,454,195

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Forest Products & Paper — 0.1%
Inversiones CMPC SA 4.750% 9/15/24 (b)	$200,000	$211,995

Gas — 0.1%
The Brooklyn Union Gas Co. 4.487% 3/04/49 (b)	385,000	442,843

Hand & Machine Tools — 0.0%
Colfax Corp. 6.000% 2/15/24 (b)	125,000	132,813
6.375% 2/15/26 (b)	55,000	59,950

		192,763

Health Care – Products — 0.1%
Avantor, Inc. 9.000% 10/01/25 (b)	220,000	245,857

Health Care – Services — 0.4%
Anthem, Inc. 2.375% 1/15/25	270,000	269,683
Centene Corp. 4.250% 12/15/27 (b)	50,000	51,437
4.625% 12/15/29 (b)	40,000	42,054
Eagle Holding Co. II LLC 7.750% 5/15/22 (b)	105,000	106,615
HCA, Inc. 4.125% 6/15/29	270,000	286,491
5.375% 9/01/26	125,000	139,219
Select Medical Corp. 6.250% 8/15/26 (b)	265,000	286,868
Tenet Healthcare Corp. 5.125% 11/01/27 (b)	155,000	163,719
WellCare Health Plans, Inc. 5.375% 8/15/26 (b)	155,000	165,075
West Street Merger Sub, Inc. 6.375% 9/01/25 (b)	60,000	59,850

		1,571,011

Home Furnishing — 0.1%
Controladora Mabe SA de CV 5.600% 10/23/28 (b)	200,000	220,000
Tempur Sealy International, Inc. 5.500% 6/15/26	238,000	250,792

		470,792

Household Products & Wares — 0.0%
Kronos Acquisition Holdings, Inc. 9.000% 8/15/23 (b)	70,000	66,850

Insurance — 0.7%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.750% 10/15/27 (b)	65,000	69,612
Athene Global Funding 3.000% 7/01/22 (b)	550,000	559,627

	Principal Amount	Value
AXA Equitable Holdings, Inc. 3.900% 4/20/23	$490,000	$513,513
GTCR AP Finance, Inc. 8.000% 5/15/27 (b)	80,000	83,200
Liberty Mutual Group, Inc. 3.951% 10/15/50 (b)	775,000	806,122
Prudential Financial, Inc. 3.905% 12/07/47	185,000	199,217
Willis North America, Inc. 4.500% 9/15/28	475,000	523,820

		2,755,111

Internet — 0.1%
Expedia, Inc. Co. 3.800% 2/15/28	275,000	281,291
Uber Technologies, Inc. 7.500% 9/15/27 (b)	90,000	92,335

		373,626

Iron & Steel — 0.1%
CSN Islands XII Corp. 7.000% (b) (c)	200,000	183,752
CSN Resources SA 7.625% 4/17/26 (b) (d)	200,000	213,002

		396,754

Leisure Time — 0.1%
Royal Caribbean Cruises Ltd. 3.700% 3/15/28	245,000	252,129
Viking Cruises Ltd. 5.875% 9/15/27 (b)	195,000	208,406

		460,535

Lodging — 0.2%
Gohl Capital Ltd. 4.250% 1/24/27 (b)	600,000	629,184

Machinery – Diversified — 0.1%
John Deere Capital Corp. 3.450% 1/10/24	260,000	274,088

Media — 0.8%
Cable Onda SA 4.500% 1/30/30 (b)	200,000	210,600
CCO Holdings LLC/CCO Holdings Capital Corp. 4.750% 3/01/30 (b)	105,000	106,893
5.000% 2/01/28 (b)	45,000	47,220
5.750% 2/15/26 (b)	160,000	168,803
Cengage Learning, Inc. 9.500% 6/15/24 (b) (d)	75,000	64,875
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908% 7/23/25	475,000	523,059

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Comcast Corp. 3.950% 10/15/25	$480,000	$523,878
CSC Holdings LLC 5.250% 6/01/24	190,000	204,725
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (b)	125,000	126,444
DISH DBS Corp. 5.875% 11/15/24	75,000	76,641
Gray Escrow, Inc. 7.000% 5/15/27 (b)	245,000	272,256
iHeartCommunications, Inc. 5.250% 8/15/27 (b)	100,000	104,630
6.375% 5/01/26	45,000	48,825
8.375% 5/01/27	25,000	27,625
Nexstar Broadcasting, Inc. 5.625% 7/15/27 (b)	65,000	68,497
Sirius XM Radio, Inc. 5.375% 7/15/26 (b)	150,000	159,328
5.500% 7/01/29 (b)	80,000	86,499
VTR Finance BV 6.875% 1/15/24 (b)	200,000	204,500
6.875% 1/15/24 (b) (d)	200,000	204,500

		3,229,798

Mining — 0.6%
Anglo American Capital PLC 4.500% 3/15/28 (b)	585,000	626,984
Freeport-McMoRan, Inc. 5.400% 11/14/34	500,000	523,750
5.450% 3/15/43	450,000	465,750
Vedanta Resources Finance II PLC 9.250% 4/23/26 (b) (d)	200,000	198,600
Vedanta Resources Ltd. 6.125% 8/09/24 (b)	800,000	728,377

		2,543,461

Miscellaneous – Manufacturing — 0.1%
Gates Global LLC / Gates Global Co. 6.250% 1/15/26 (b)	80,000	81,377
General Electric Co. 5.875% 1/14/38	225,000	273,501

		354,878

Oil & Gas — 2.2%
Bharat Petroleum Corp. Ltd. 4.625% 10/25/22 (b)	200,000	207,690
Canacol Energy Ltd. 7.250% 5/03/25 (b)	200,000	210,802
7.250% 5/03/25 (b)	400,000	421,604
Cenovus Energy, Inc. 5.400% 6/15/47	260,000	302,189
CNOOC Finance 2015 USA LLC 3.750% 5/02/23	570,000	592,698

	Principal Amount	Value
CNOOC Finance USA LLC 3.500% 5/05/25	$400,000	$417,832
Cosan Overseas Ltd. 8.250% (b) (c)	500,000	519,380
Delek & Avner Tamar Bond Ltd. 5.082% 12/30/23 (b)	100,000	104,321
5.412% 12/30/25 (b)	100,000	105,456
Diamondback Energy, Inc. 2.875% 12/01/24	120,000	121,401
Geopark Ltd. 6.500% 9/21/24 (b) (d)	600,000	625,506
Gran Tierra Energy International Holdings Ltd. 6.250% 2/15/25 (b)	400,000	360,000
Gulfport Energy Corp. 6.375% 5/15/25	145,000	92,075
Hilcorp Energy I LP / Hilcorp Finance Co. 6.250% 11/01/28 (b)	100,000	95,000
Indian Oil Corp. Ltd. 5.750% 8/01/23 (b)	600,000	652,284
Indigo Natural Resources LLC 6.875% 2/15/26 (b)	50,000	47,000
Marathon Petroleum Corp. 5.125% 12/15/26	480,000	543,763
MEG Energy Corp. 7.000% 3/31/24 (b)	50,000	50,313
Oasis Petroleum, Inc. 6.875% 3/15/22	100,000	96,250
ONGC Videsh Vankorneft Pte Ltd. 3.750% 7/27/26 (b)	600,000	614,496
Parkland Fuel Corp. 5.875% 7/15/27 (b)	115,000	123,666
Parsley Energy LLC/Parsley Finance Corp. 5.625% 10/15/27 (b)	85,000	89,888
Petrobras Global Finance BV 5.750% 2/01/29	100,000	112,800
6.900% 3/19/49	100,000	117,300
7.250% 3/17/44	100,000	121,300
QEP Resources, Inc. 5.625% 3/01/26	165,000	160,916
Reliance Holding USA, Inc. 5.400% 2/14/22 (b)	600,000	634,968
Sinopec Capital 2013 Ltd. 3.125% 4/24/23 (b)	500,000	509,182
Sunoco LP / Sunoco Finance Corp. 5.500% 2/15/26	130,000	134,875
6.000% 4/15/27	90,000	96,075
Transocean Guardian Ltd. 5.875% 1/15/24 (b)	75,650	77,352
Transocean Poseidon Ltd. 6.875% 2/01/27 (b)	150,000	159,000
Transocean, Inc. 7.250% 11/01/25 (b)	75,000	73,500

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
YPF Sociedad Anonima 6.950% 7/21/27 (b)	$250,000	$222,500

		8,813,382

Oil & Gas Services — 0.1%
USA Compression Partners LP / USA Compression Finance Corp. 6.875% 9/01/27	245,000	255,192

Packaging & Containers — 0.3%
Berry Global, Inc. 5.625% 7/15/27 (b)	160,000	171,600
Flex Acquisition Co., Inc. 6.875% 1/15/25 (b)	125,000	125,938
Packaging Corp. of America 3.400% 12/15/27	240,000	251,318
WRKCo, Inc. 3.750% 3/15/25	530,000	559,079

		1,107,935

Pharmaceuticals — 1.1%
AbbVie, Inc. 4.700% 5/14/45	480,000	536,385
AstraZeneca PLC 6.450% 9/15/37	365,000	514,822
Bausch Health Cos., Inc. 5.000% 1/30/28 (b)	80,000	82,111
5.250% 1/30/30 (b)	80,000	82,960
5.750% 8/15/27 (b)	35,000	37,975
7.000% 1/15/28 (b)	115,000	126,937
7.250% 5/30/29 (b)	115,000	131,388
Becton Dickinson and Co. 2.894% 6/06/22	760,000	772,656
Bristol-Myers Squibb Co. 4.350% 11/15/47 (b)	595,000	710,021
Cigna Corp. 3 mo. USD LIBOR + .890% 2.891% FRN 7/15/23	270,000	271,487
4.900% 12/15/48	215,000	256,817
CVS Health Corp. 5.050% 3/25/48	250,000	296,257
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	530,000	540,079

		4,359,895

Pipelines — 1.2%
AI Candelaria Spain SLU 7.500% 12/15/28 (b)	250,000	280,312
7.500% 12/15/28 (b)	250,000	280,313
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.750% 3/01/27 (b)	54,000	47,486
Cheniere Energy Partners LP 5.250% 10/01/25	205,000	213,628
5.625% 10/01/26	95,000	100,463

	Principal Amount	Value
Enable Midstream Partners LP 4.400% 3/15/27	$295,000	$294,639
Energy Transfer Operating LP 4.750% 1/15/26	470,000	508,991
Fermaca Enterprises S de RL de CV 6.375% 3/30/38 (b)	218,669	237,805
GNL Quintero SA 4.634% 7/31/29 (b)	550,000	583,693
Hess Midstream Operations LP 5.125% 6/15/28 (b)	125,000	126,563
Kinder Morgan Energy Partners LP 6.950% 1/15/38	400,000	529,951
ONEOK, Inc. 3.400% 9/01/29	140,000	142,259
Sabine Pass Liquefaction LLC 5.000% 3/15/27	470,000	517,371
Sunoco Logistics Partners Operations LP 3.900% 7/15/26	750,000	779,170
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.500% 3/01/30 (b)	240,000	246,600

		4,889,244

Real Estate — 0.1%
Radiant Access Ltd. 4.600% (b) (c)	200,000	199,611

Real Estate Investment Trusts (REITS) — 1.6%
Alexandria Real Estate Equities, Inc. 4.000% 1/15/24	320,000	340,965
American Tower Corp. 3.600% 1/15/28	470,000	493,828
4.400% 2/15/26	950,000	1,036,710
Boston Properties LP 3.400% 6/21/29	535,000	559,042
Crown Castle International Corp. 3.650% 9/01/27	510,000	539,741
3.700% 6/15/26	700,000	740,004
4.000% 3/01/27	225,000	242,961
Digital Realty Trust LP 3.700% 8/15/27	250,000	264,934
ESH Hospitality, Inc. 4.625% 10/01/27 (b)	65,000	65,813
5.250% 5/01/25 (b)	240,000	248,100
Essex Portfolio LP 3.000% 1/15/30	260,000	263,145
MPT Operating Partnership LP/MPT Finance Corp. 5.250% 8/01/26	185,000	195,441
Public Storage 3.385% 5/01/29	445,000	472,812
Simon Property Group LP 2.450% 9/13/29	270,000	265,810

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Welltower, Inc. 3.950% 9/01/23	$460,000	$485,529

		6,214,835

Retail — 0.5%
1011778 BC ULC/New Red Finance, Inc. 5.000% 10/15/25 (b)	155,000	160,038
Beacon Roofing Supply, Inc. 4.875% 11/01/25 (b)	165,000	165,825
Carvana Co. 8.875% 10/01/23 (b)	80,000	84,350
Dollar Tree, Inc. 4.000% 5/15/25	500,000	534,943
Golden Nugget, Inc. 6.750% 10/15/24 (b)	215,000	222,525
The Home Depot, Inc. 3.900% 6/15/47	220,000	248,980
McDonald’s Corp. 4.450% 3/01/47	235,000	267,212
PetSmart, Inc. 5.875% 6/01/25 (b)	84,000	85,575
7.125% 3/15/23 (b)	90,000	88,200
Staples, Inc. 7.500% 4/15/26 (b)	140,000	145,250

		2,002,898

Semiconductors — 0.2%
Marvell Technology Group Ltd. 4.200% 6/22/23	485,000	512,192
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.875% 6/18/26 (b)	265,000	281,119

		793,311

Software — 0.1%
CDK Global, Inc. 5.250% 5/15/29 (b)	50,000	53,625
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho 10.000% 11/30/24 (b)	155,000	167,594
The Dun & Bradstreet Corp. 6.875% 8/15/26 (b)	115,000	126,931

		348,150

Telecommunications — 1.5%
AT&T, Inc. 5.250% 3/01/37	650,000	776,610
C&W Senior Financing DAC 6.875% 9/15/27 (b)	700,000	748,531
CenturyLink, Inc. 5.125% 12/15/26 (b)	105,000	106,851
Cincinnati Bell, Inc. 7.000% 7/15/24 (b)	95,000	99,631

	Principal Amount	Value
Colombia Telecomunicacio SA 8.500% 12/29/49 (b)	$200,000	$202,002
CommScope, Inc. 5.500% 3/01/24 (b)	90,000	93,825
6.000% 3/01/26 (b)	25,000	26,594
Comunicaciones Celulares SA Via Comcel Trust 6.875% 2/06/24 (b)	200,000	205,002
Corning, Inc. 4.375% 11/15/57	260,000	266,810
Digicel Group Two Ltd. 9.125% 4/01/24 (b)	507,159	77,392
Empresa Nacional de Telecomunicaciones SA 4.750% 8/01/26 (b)	300,000	317,582
Frontier Communications Corp. 8.000% 4/01/27 (b)	105,000	109,725
Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc. 9.875% 5/01/24 (b)	145,000	153,156
GTT Communications, Inc. 7.875% 12/31/24 (b) (d)	80,000	60,377
Intelsat Jackson Holdings SA 8.500% 10/15/24 (b)	140,000	127,516
Millicom International Cellular SA 5.125% 1/15/28 (b) (d)	200,000	209,702
6.250% 3/25/29 (b)	200,000	220,658
6.625% 10/15/26 (b)	200,000	221,460
Network i2i Ltd. 5 year CMT + 4.277% 5.650% VRN (b) (c)	200,000	197,600
Sprint Capital Corp. 6.875% 11/15/28	130,000	140,075
Sprint Corp. 7.125% 6/15/24	165,000	177,994
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738% 9/20/29 (b)	255,000	270,040
Telesat Canada/telesat L 6.500% 10/15/27 (b)	40,000	41,700
Telfon Celuar Del Paragu SA 5.875% 4/15/27 (b)	200,000	213,750
Verizon Communications, Inc. 4.272% 1/15/36	175,000	198,197
4.400% 11/01/34	485,000	562,239

		5,825,019

Toys, Games & Hobbies — 0.1%
Hasbro, Inc. 3.500% 9/15/27 (d)	510,000	507,951

Transportation — 0.5%
CSX Corp. 3.800% 11/01/46	500,000	523,771

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Empresa de Transporte de Pasajeros Metro SA 5.000% 1/25/47 (b)	$750,000	$851,258
FedEx Corp. 4.750% 11/15/45	255,000	268,550
Fideicomiso PA Pacifico Tres 8.250% 1/15/35 (b)	200,000	230,250
JSL Europe SA 7.750% 7/26/24 (b)	200,000	215,702

		2,089,531

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. 4.200% 4/01/27 (b)	275,000	294,912

TOTAL CORPORATE DEBT (Cost $107,320,440)		112,977,973

MUNICIPAL OBLIGATIONS — 0.1%
Missouri Highway & Transportation Commission 5.063% 5/01/24	135,000	150,646
State of California BAB 7.550% 4/01/39	190,000	304,764

		455,410

TOTAL MUNICIPAL OBLIGATIONS (Cost $428,519)		455,410

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 23.1%
Automobile ABS — 0.1%
GLS Auto Receivables Trust, Series 2018-2A, Class B 3.710% 3/15/23 (b)	500,000	504,665

Commercial MBS — 6.4%
Barclays Commercial Mortgage Trust, Series 2019-C3, Class B 4.096% 5/15/52	335,000	358,105
BFLD 2019-DPLO, Series 2019-DPLO, Class E, 1 mo. USD LIBOR + 2.240% 3.980% FRN 10/15/34 (b)	491,000	490,080
BX Trust 2019-OC11, Series 2019-OC11, Class E 4.076% 12/09/41 (b)	391,000	378,050
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class XA, 1.026% VRN 1/10/48 (e)	5,649,579	295,592
CHT Mortgage Trust Series 2017-CSMO, Class E, 1 mo. USD LIBOR + 3.000% 4.740% FRN 11/15/36 (b)	378,000	378,359

	Principal Amount	Value
Series 2017-CSMO, Class F, 1 mo. USD LIBOR + 3.741% 5.481% FRN 11/15/36 (b)	$754,000	$754,952
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA, 0.854% VRN 11/10/48 (e)	5,214,016	172,307
Series 2016-GC36, Class D, 2.850% 2/10/49 (b)	281,000	242,369
Series 2015-GC31, Class C, 4.057% VRN 6/10/48 (e)	700,000	715,049
Series 2017-C4, Class B, 4.096% VRN 10/12/50 (e)	340,000	356,715
Series 2015-GC35, Class C, 4.497% VRN 11/10/48 (e)	413,000	430,569
COMM Mortgage Trust Series 2015-CR22, Class D, 4.125% VRN 3/10/48 (b) (e)	404,000	398,430
Series 2012-CR4, Class D, 4.593% VRN 10/15/45 (b) (e)	738,000	339,048
Series 2015-LC23, Class C, 4.645% VRN 10/10/48 (e)	470,000	502,270
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class C, 4.646% VRN 2/10/49 (e)	465,000	487,850
CSAIL Commercial Mortgage Trust Series 2015-C1, Class XA, 0.841% VRN 4/15/50 (e)	8,415,925	300,306
Series 2019-C16, Class AS, 3.612% 6/15/52	334,000	348,938
Series 2019-C16, Class B, 3.885% 6/15/52	334,000	348,095
Series 2015-C4, Class C, 4.580% VRN 11/15/48 (e)	427,000	454,439
Series 2018-C14, Class C, 4.892% VRN 11/15/51 (e)	405,000	442,360
DBGS Mortgage Trust, Series 2018-5BP, Class F, 1 mo. USD LIBOR + 2.450% 4.190% FRN 6/15/33 (b)	550,000	548,016
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class E, 4.095% 12/10/36 (b)	262,000	261,207
Series 2019-FBLU, Class F, 4.095% 12/10/36 (b)	262,000	256,759
Series 2019-FBLU, Class G, 4.095% 12/10/36 (b)	262,000	252,843
GS Mortgage Securities Trust Series 2015-GS1, Class XA, 0.785% VRN 11/10/48 (e)	7,957,931	314,350
Series 2013-GC10, Class XA, 1.502% VRN 2/10/46 (e)	4,711,059	182,620
Series 2017-GS6, Class B, 3.869% 5/10/50	510,000	539,911

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2014-GC26, Class D, 4.513% VRN 11/10/47 (b) (e)	$1,258,000	$1,098,058
GSCG Trust, Series 2019-600C, Class E, 4.118% VRN 9/06/34 (b) (e)	497,000	500,995
HPLY Trust, Series 2019-HIT, Class F, 1 mo. USD LIBOR + 3.150% 4.890% FRN 11/15/36 (b)	468,524	470,249
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-JP1, Class XA, 1.084% VRN 1/15/49 (e)	5,215,693	195,695
Series 2016-JP2, Class B, 3.460% 8/15/49	174,000	177,372
Series 2016-JP2, Class C, 3.790% VRN 8/15/49 (e)	134,000	135,416
JPMBB Commercial Mortgage Securities Trust Series 2015-C30, Class XA, 0.523% VRN 7/15/48 (e)	9,591,757	234,061
Series 2015-C29, Class XA, 0.762% VRN 5/15/48 (e)	10,544,132	242,634
Series 2014-C25, Class XA, 0.858% VRN 11/15/47 (e)	4,357,248	150,195
Series 2015-C28, Class XA, 1.059% VRN 10/15/48 (e)	7,612,049	277,618
Series 2015-C27, Class D, 3.814% VRN 2/15/48 (b) (e)	704,000	686,597
Series 2015-C29, Class C, 4.156% VRN 5/15/48 (e)	325,000	333,534
Series 2015-C33, Class C, 4.617% VRN 12/15/48 (e)	527,000	552,393
Series 2015-C32, Class C, 4.667% VRN 11/15/48 (e)	87,000	91,093
Series 2016-C1, Class C, 4.737% VRN 3/15/49 (e)	466,000	493,263
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27, Class D, 3.237% VRN 12/15/47 (b) (e)	504,000	466,452
Series 2014-C19, Class C, 4.000% 12/15/47	650,000	669,257
Series 2015-C23, Class C, 4.130% VRN 7/15/50 (e)	650,000	672,276
Series 2015-C27, Class C, 4.527% VRN 12/15/47 (e)	351,000	362,053
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class XA, 0.888% VRN 12/15/48 (e)	6,327,640	273,337
MSCG Trust Series 2018-SELF, Class F, 1 mo. USD LIBOR + 3.050% 4.790% FRN 10/15/37 (b)	733,000	735,734

	Principal Amount	Value
Series 2016-SNR, Class C, 5.205% 11/15/34 (b)	$458,150	$467,106
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class C, 1 mo. USD LIBOR + 2.200% 3.965% FRN 6/15/35 (b)	368,000	366,068
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class XA, 1.980% VRN 10/10/48 (e)	3,860,759	338,792
UBS Commercial Mortgage Trust Series 2017-C6, Class B, 4.154% VRN 12/15/50 (e)	340,000	359,394
Series 2017-C7, Class C, 4.585% VRN 12/15/50 (e)	510,000	538,436
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class XA, 0.711% VRN 7/15/58 (e)	10,756,743	322,757
Series 2015-P2, Class XA, 0.987% VRN 12/15/48 (e)	5,364,514	218,043
Series 2015-C31, Class XA, 1.018% VRN 11/15/48 (e)	6,410,831	311,201
Series 2019-C51, Class AS, 3.584% 6/15/52	500,000	523,728
Series 2019-C51, Class B, 3.836% VRN 6/15/52 (e)	500,000	526,546
Series 2014-LC16, Class D, 3.938% 8/15/50 (b)	169,000	131,555
Series 2019-C50, Class B, 4.192% 5/15/52	409,000	438,519
Series 2019-C50, Class C, 4.345% 5/15/52	409,000	435,152
Series 2015-NXS4, Class C, 4.597% VRN 12/15/48 (e)	421,000	449,375
Series 2015-C31, Class C, 4.607% VRN 11/15/48 (e)	468,000	495,892
Series 2018-C46, Class C, 4.979% VRN 8/15/51 (e)	270,000	294,542

		25,584,977

Home Equity ABS — 0.7%
GSAA Home Equity Trust, Series 2007-10, Class A2A 6.500% 11/25/37	4,152,707	2,913,214

Other ABS — 8.7%
AASET US Ltd., Series 2018-1A, Class A 3.844% 1/16/38 (b)	748,749	750,785
ALM R Ltd., Series 2013-7RA, Class CR, 3 mo. USD LIBOR + 4.040% 6.041% FRN 10/15/28 (b)	1,000,000	1,000,241

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Anchorage Capital CLO 13 LLC, Series 2019-13A, Class B, 3 mo. USD LIBOR + 2.000% 4.001% FRN 4/15/32 (b)	$500,000	$500,565
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.682% STEP 12/16/41 (b)	817,708	848,760
BlueMountain CLO Ltd. Series 2015-3A, Class CR, 3 mo. USD LIBOR + 2.600% 4.566% FRN 4/20/31 (b)	1,000,000	924,612
Series 2013-1A, Class CR, 3 mo. USD LIBOR + 4.150% 6.116% FRN 1/20/29 (b)	1,000,000	1,000,200
CAL Funding Ltd., Series 2018-1A, Class A 3.960% 2/25/43 (b)	408,333	409,615
CLI Funding LLC, Series 2014-2A, Class A 3.380% 10/18/29 (b)	306,538	305,910
Series 2019-1A, Class A 3.710% 5/18/44 (b)	470,587	471,737
Dryden 40 Senior Loan Fund, Series 2015-40A, Class DR, 3 mo. USD LIBOR + 3.100% 5.010% FRN 8/15/31 (b)	500,000	495,192
Gilbert Park CLO Ltd. Series 2017-1A, Class D, 3 mo. USD LIBOR + 2.950% 4.951% FRN 10/15/30 (b)	500,000	491,972
Series 2017-1A, Class E, 3 mo. USD LIBOR + 6.400% 8.401% FRN 10/15/30 (b)	1,000,000	982,691
Global SC Finance Ltd., Series 2018-1A, Class A 4.290% 5/17/38 (b)	498,840	519,767
Global SC Finance SRL, Series 2014-1A, Class A1 3.190% 7/17/29 (b)	325,417	324,207
Grippen Park CLO Ltd., Series 2017-1A, Class D, 3 mo. USD LIBOR + 3.300% 5.266% FRN 1/20/30 (b)	1,000,000	991,245
Helios Issuer LLC, Series 2017-1A, Class A 4.940% 9/20/49 (b)	220,444	229,774
Hero Funding Trust, Series 2016-4A, Class A2 4.290% 9/20/47 (b)	253,416	264,740
Highbridge Loan Management Ltd., Series 13A-18, Class D, 3 mo. USD LIBOR + 3.000% 5.001% FRN 10/15/30 (b)	500,000	485,836

	Principal Amount	Value
Invitation Homes Trust Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250% 2.987% FRN 3/17/37 (b)	$1,145,000	$1,144,881
Series 2018-SFR1, Class D, 1 mo. USD LIBOR + 1.450% 3.187% FRN 3/17/37 (b)	750,000	749,922
JOL Air Ltd., Series 2019-1, Class A 3.967% 4/15/44 (b)	468,493	474,151
LCM LP, Series 19A, Class D, 3 mo. USD LIBOR + 3.450% 5.451% FRN 7/15/27 (b)	1,000,000	993,743
MACH 1 Cayman Ltd., Series 2019-1, Class A 3.474% 10/15/39 (b)	493,490	490,098
Madison Park Funding Ltd. Series 2014-14A, Class DRR, 3 mo. USD LIBOR + 2.950% 4.903% FRN 10/22/30 (b)	500,000	489,653
Series 2014-15A, Class DR, 3 mo. USD LIBOR + 5.440% 7.376% FRN 1/27/26 (b)	1,000,000	987,789
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class A2C, 1 mo. USD LIBOR + ..150% 1.942% FRN 8/25/37	2,100,514	2,033,299
Mosaic Solar Loans LLC Series 2018-2GS, Class A, 4.200% 2/22/44 (b)	733,438	759,625
Series 2017-1A, Class A, 4.450% 6/20/42 (b)	463,992	482,062
Newark BSL CLO 1 Ltd., 3 mo. USD LIBOR + 4.000% 5.936% FRN 12/21/29 (b)	1,000,000	1,000,164
Newark BSL CLO 2 Ltd., 3 mo. USD LIBOR + 3.650% 5.590% FRN 7/25/30 (b)	500,000	500,004
Oak Hill Credit Partners Ltd., Series 2018-1A, Class D, 3 mo. USD LIBOR + 3.050% 5.016% FRN 10/20/30 (b)	500,000	496,479
Octagon Investment Partners Ltd. Series 2017-1A, Class C, 3 mo. USD LIBOR + 3.500% 5.466% FRN 3/17/30 (b)	1,000,000	997,602
Series 2017-1A, Class D, 3 mo. USD LIBOR + 6.200% 8.166% FRN 3/17/30 (b)	500,000	487,531
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class ERR, 3 mo. USD LIBOR + 5.450% 7.403% FRN 1/22/30 (b)	1,000,000	916,788

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Primose Funding LLC, Series 2019-1A, Class A2 4.475% 7/30/49 (b)	$1,000,000	$1,012,190
SERVPRO Master Issuer LLC, Series 2019-1A, Class A2 3.882% 10/25/49 (b)	500,000	500,114
Sprite Ltd., Series 2017-1, Class A 4.250% 12/15/37 (b)	342,238	349,741
START Ireland, Series 2019-1, Class A 4.089% 3/15/44 (b)	473,214	479,323
Sunrun Atlas Issuer 2019-2 LLC, Series 2019-2, Class A 3.610% 2/01/55 (b)	750,000	744,860
Symphony CLO Ltd., Series 2015-16A, Class DR, 3 mo. USD LIBOR + 3.050% 5.051% FRN 10/15/31 (b)	500,000	496,859
TAL Advantage LLC Series 2013-1A, Class A, 2.830% 2/22/38 (b)	158,333	157,566
Series 2014-1A, Class A, 3.510% 2/22/39 (b)	286,667	285,136
Textainer Marine Containers Ltd., Series 2019-1A, Class A 3.960% 4/20/44 (b)	473,333	477,773
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, 3 mo. USD LIBOR + 3.400% 5.366% FRN 10/20/26 (b)	1,000,000	1,000,560
Thunderbolt Aircraft Lease Ltd. Series 2018-A, Class A, 4.147% STEP 9/15/38 (b)	455,357	461,745
Series 2017-A, Class A, 4.212% STEP 5/17/32 (b)	963,800	983,471
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 2.709% 8/15/47 (b)	259,798	259,838
Triton Container Finance LLC, Series 2018-1A, Class A 3.950% 3/20/43 (b)	412,500	412,185
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2 ) 4.072% 2/16/43 (b)	736,250	759,223
Westcott Park CLO Ltd., Series 2016-1A, Class DR, 3 mo. USD LIBOR + 3.250% 5.216% FRN 7/20/28 (b)	500,000	498,393
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750% STEP 9/15/43 (b)	845,615	883,146

	Principal Amount	Value
Wind River CLO Ltd., Series 2017-1A, Class D, 3 mo. USD LIBOR + 3.750% 5.753% FRN 4/18/29 (b)	$1,000,000	$1,000,019

		34,763,782

Student Loans ABS — 0.3%
College Ave Student Loans LLC, Series 2018-A, Class A1, 1 mo. USD LIBOR + 1.200% 2.992% FRN 12/26/47 (b)	429,762	427,271
SoFi Professional Loan Program LLC Series 2017-D, Class BFX, 3.610% 9/25/40 (b)	350,000	367,799
Series 2018-B, Class BFX, 3.830% 8/25/47 (b)	500,000	529,797

		1,324,867

WL Collateral CMO — 6.4%
CIM Trust, Series 2017-6, Class A1, 3.015% VRN 6/25/57 (b) (e)	2,017,468	2,015,327
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A, 4.333% VRN 4/25/37 (e)	1,738,664	1,687,555
CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 1A5 5.500% 4/25/36	2,369,439	2,297,415
Countrywide Alternative Loan Trust Series 2006-13T1, Class A11, 6.000% 5/25/36	2,217,052	1,649,587
Series 2006-36T2, Class 2A1, 6.250% 12/25/36	3,686,654	2,382,683
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1, 3.622% VRN 2/25/47 (e)	1,404,614	1,260,314
Series 2007-14, Class A6, 6.000% 9/25/37	1,687,790	1,386,171
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 1 mo. USD LIBOR + .170% 1.934% FRN 12/19/36	1,150,296	1,100,438
IndyMac INDX Mortgage Loan Trust, Series 2007-AR5, Class 2A1, 3.748% VRN 5/25/37 (e)	2,625,893	2,447,578
Lehman XS Trust, Series 2007-12N, Class 1A3A, 1 mo. LIBOR + .200% 1.992% FRN 7/25/47	3,109,953	2,959,116
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1, 3.522% VRN 7/25/35 (e)	481,549	439,939
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR1, Class 2A1, 4.183% VRN 2/25/36 (e)	2,721,138	2,444,308

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
RBSSP Resecuritization Trust, Series 2009-5, Class 2A3, 6.881% VRN 10/26/37 (b) (e)	$1,044,856	$824,619
RFMSI Trust, Series 2007-S4, Class A5, 1 mo. USD LIBOR + .600% 6.000% FRN 4/25/37	389,669	376,189
Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1, Class A2, 3.951% VRN 10/25/37 (e)	1,117,287	1,031,488
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A5, 6.350% STEP 5/25/36	1,138,807	1,003,521

		25,306,248

WL Collateral PAC — 0.5%
Countrywide Alternative Loan Trust, Series 2006-19CB, Class A15 6.000% 8/25/36	1,998,112	1,754,098

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $94,297,569)		92,151,851

SOVEREIGN DEBT OBLIGATIONS — 0.6%
Banco Nacional de Desenvolvimento Economico e Social 4.750% 5/09/24 (b)	200,000	212,252
Export Import Bank of Thailand, 3 mo. USD LIBOR + .850% 2.760% FRN 5/23/24 (b)	200,000	200,879
Mexico Government International Bond 3.750% 1/11/28	535,000	555,865
4.150% 3/28/27	343,000	367,525
Perusahaan Penerbit SBSN Indonesia 3.750% 3/01/23 (b)	400,000	415,840
4.150% 3/29/27 (b)	400,000	429,288
4.150% 3/29/27 (b)	200,000	214,644

		2,396,293

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,314,038)		2,396,293

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 19.5%
Collateralized Mortgage Obligations — 10.6%
Federal Home Loan Mortgage Corp. Series 4934, Class P 2.500% 11/15/40	2,943,413	2,955,188
Federal Home Loan Mortgage Corp. REMICS Series 4093, Class PA, 3.000% 8/15/42	4,368,837	4,428,747

	Principal Amount	Value
Series 4481, Class B, 3.000% 12/15/42	$5,642,272	$5,820,496
Series 4483, Class CA, 3.000% 6/15/44	5,252,170	5,419,683
Series 4750, Class PA, 3.000% 7/15/46	2,338,501	2,368,898
Federal Home Loan Mortgage Corp. SCRT Series 2018-2, Class HV 3.000% VRN 11/25/57 (e)	2,854,248	2,913,129
Federal Home Loan Mortgage Corp. STRIPS Series 355, Class 300, 3.000% 8/15/47	2,997,403	3,047,345
Series 358, Class 300, 3.000% 10/15/47	2,588,634	2,631,604
Federal National Mortgage Association REMICS Series 2018-21, Class PO, 0.010% 4/25/48	3,316,879	2,822,722
Series 2015-9, Class HA, 3.000% 1/25/45	717,284	738,713
Government National Mortgage Association Series 2015-74, Class LZ, 3.500% 5/20/45	3,361,835	3,540,317
Series 2015-92, Class CZ, 3.500% 6/20/45	5,349,188	5,623,613

		42,310,455

Pass-Through Securities — 8.9%
Federal Home Loan Mortgage Corp. Pool #BL5484 2.260% 1/01/30 (f)	3,000,000	2,958,600
Pool #G08520 2.500% 1/01/43	1,138,100	1,135,653
Pool #SB0048 3.000% 8/01/34	2,855,596	2,938,870
Pool #G08658 3.000% 8/01/45	3,181,862	3,262,427
Pool #SD0035 3.000% 4/01/47	2,880,344	2,951,503
Pool #G08632 3.500% 3/01/45	2,330,315	2,441,984
Pool #G61645 4.000% 10/01/48	2,145,864	2,242,104
Federal National Mortgage Association Pool #BL5110 2.560% 1/25/32 (f)	3,000,000	3,000,000
Pool #AL9238 3.000% 10/01/41	3,420,754	3,503,125
Pool #MA2248 3.000% 4/01/45	2,216,347	2,252,401
Pool #AS7661 3.000% 8/01/46	1,465,810	1,487,822
Pool #MA2711 3.000% 8/01/46	4,936,265	5,010,394
Pool #AX2501 4.000% 10/01/44	1,845,551	1,962,871

		35,147,754

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $75,130,101)		77,458,209

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 25.0%
U.S. Treasury Bonds & Notes — 25.0%
U.S. Treasury Bond 2.750% 11/15/42	$420,000	$449,163
2.750% 11/15/47	7,260,000	7,805,020
3.125% 2/15/43	3,280,000	3,726,803
3.625% 8/15/43	2,670,000	3,281,335
3.750% 11/15/43	2,630,000	3,295,369
U.S. Treasury Inflation Index 0.125% 10/15/24	5,155,266	5,184,939
0.875% 1/15/29	2,007,647	2,131,914
U.S. Treasury Note 1.625% 5/31/23 (d)	3,020,000	3,020,395
1.750% 11/30/21	8,120,000	8,144,734
2.125% 9/30/24	5,250,000	5,354,734
2.250% 10/31/24	5,790,000	5,941,083
2.250% 8/15/27	5,790,000	5,954,779
2.250% 11/15/27	5,160,000	5,307,385
2.375% 5/15/27	5,990,000	6,212,948
2.375% 5/15/29	2,750,000	2,860,377
2.500% 1/15/22	2,760,000	2,810,147
2.500% 3/31/23	5,000,000	5,138,646
2.625% 2/28/23	4,610,000	4,752,766
2.625% 1/31/26	605,000	634,558
2.750% 4/30/23	4,900,000	5,077,612
2.750% 2/28/25	2,700,000	2,839,479
2.875% 10/15/21	4,500,000	4,600,896
3.000% 9/30/25	4,560,000	4,870,249

		99,395,331

TOTAL U.S. TREASURY OBLIGATIONS (Cost $96,384,019)		99,395,331

TOTAL BONDS & NOTES (Cost $385,716,572)		394,605,561

	Number of Shares
MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Prime Portfolio (g)	1,196,038	1,196,038

TOTAL MUTUAL FUNDS (Cost $1,196,038)		1,196,038

TOTAL LONG-TERM INVESTMENTS (Cost $386,912,610)		395,801,599

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (h)	$6,851,445	$6,851,445

U.S. Treasury Bill — 0.0%
U.S. Treasury Bill 1.535% 11/05/20	140,000	138,195

TOTAL SHORT-TERM INVESTMENTS (Cost $6,989,600)		6,989,640

TOTAL INVESTMENTS — 101.2% (Cost $393,902,210) (i)		402,791,239

Other Assets/(Liabilities) — (1.2)%		(4,620,353)

NET ASSETS — 100.0%		$398,170,886

Abbreviation Legend

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
PO	Principal Only
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at December 31, 2019 where the rate will be determined at time of settlement.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2019, the aggregate market value of these securities amounted to $105,915,573 or 26.60% of net assets.

(c)	Security is perpetual and has no stated maturity date.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $4,675,241 or 1.17% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $3,574,933 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)

agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2019.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $6,851,749. Collateralized by U.S. Government Agency obligations with rates ranging from 0.125% – 1.500%, maturity dates ranging from 4/15/20 – 8/31/21, and an aggregate market value, including accrued interest, of $6,991,447.

(i)	See Note 6 for aggregate cost for federal tax purposes.

Currency Legend

USD	U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	80.9%
Cayman Islands	5.8%
Mexico	1.3%
United Kingdom	1.3%
Canada	1.1%
Chile	1.0%
Bermuda	0.8%
Singapore	0.7%
Luxembourg	0.7%
Netherlands	0.6%
Australia	0.6%
Ireland	0.4%
Brazil	0.3%
Japan	0.3%
British Virgin Islands	0.3%
Malaysia	0.3%
Colombia	0.3%
India	0.3%
Indonesia	0.3%
Argentina	0.2%
France	0.2%
Spain	0.2%
Panama	0.2%
Philippines	0.2%
Austria	0.2%
New Zealand	0.1%
Switzerland	0.1%
Mauritius	0.1%
Barbados	0.1%
Peru	0.1%
Liberia	0.1%
Paraguay	0.1%
Dominican Republic	0.1%
Israel	0.1%
Thailand	0.1%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 95.4%

COMMON STOCK — 95.4%
Basic Materials — 2.2%
Chemicals — 1.3%
Celanese Corp.	1,840	$226,541
Eastman Chemical Co.	300	23,778
Ecolab, Inc.	565	109,039
LyondellBasell Industries NV Class A	153	14,456
Olin Corp.	2,900	50,025

		423,839

Forest Products & Paper — 0.2%
Domtar Corp.	1,500	57,360

Iron & Steel — 0.7%
Reliance Steel & Aluminum Co.	2,100	251,496

		732,695

Communications — 11.9%
Internet — 8.8%
Alphabet, Inc. Class A (a)	1,106	1,481,365
Alphabet, Inc. Class C (a)	124	165,790
Amazon.com, Inc. (a)	539	995,986
Expedia Group, Inc.	2,504	270,783
Netflix, Inc. (a)	87	28,151

		2,942,075

Media — 0.2%
Comcast Corp. Class A	1,501	67,500
Discovery, Inc. Class A (a) (b)	560	18,334

		85,834

Telecommunications — 2.9%
AT&T, Inc.	15,068	588,857
CenturyLink, Inc.	1,874	24,756
Cisco Systems, Inc.	3,696	177,260
Verizon Communications, Inc.	2,818	173,025

		963,898

		3,991,807

Consumer, Cyclical — 9.0%
Airlines — 0.1%
American Airlines Group, Inc. (b)	932	26,730

Auto Manufacturers — 2.5%
Cummins, Inc.	1,580	282,757
Ford Motor Co.	2,980	27,714
PACCAR, Inc.	5,908	467,323
Wabash National Corp.	3,800	55,822

		833,616

Auto Parts & Equipment — 0.8%
Magna International, Inc.	5,300	290,652

Distribution & Wholesale — 0.6%
Copart, Inc. (a)	2,300	209,162

	Number of Shares	Value
Home Builders — 0.9%
Thor Industries, Inc.	800	$59,432
Toll Brothers, Inc.	5,926	234,136

		293,568

Leisure Time — 0.1%
Carnival Corp.	527	26,787

Lodging — 0.1%
Hilton Worldwide Holdings, Inc.	243	26,951

Retail — 3.9%
Costco Wholesale Corp.	110	32,331
Genuine Parts Co.	1,028	109,204
The Home Depot, Inc.	930	203,093
Lowe’s Cos., Inc.	326	39,042
McDonald’s Corp.	1,586	313,410
The Michaels Cos., Inc. (a)	5,800	46,922
Starbucks Corp.	5,300	465,976
Tractor Supply Co.	656	61,297
Yum! Brands, Inc.	388	39,083

		1,310,358

		3,017,824

Consumer, Non-cyclical — 16.4%
Biotechnology — 0.2%
Amgen, Inc.	174	41,946
Biogen, Inc. (a)	100	29,673

		71,619

Commercial Services — 3.5%
Automatic Data Processing, Inc.	225	38,363
Cintas Corp.	960	258,317
Global Payments, Inc.	1,279	233,494
IHS Markit Ltd. (a)	204	15,371
ManpowerGroup, Inc.	2,155	209,250
PayPal Holdings, Inc. (a)	980	106,007
S&P Global, Inc.	594	162,192
TrueBlue, Inc. (a)	2,400	57,744
Verisk Analytics, Inc.	588	87,812

		1,168,550

Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co.	248	17,072
The Procter & Gamble Co.	4,504	562,550

		579,622

Foods — 0.2%
The J.M. Smucker Co.	500	52,065

Health Care – Products — 2.8%
Abbott Laboratories	1,352	117,435
Danaher Corp.	967	148,415
Edwards Lifesciences Corp. (a)	1,350	314,942
Medtronic PLC	132	14,975
Stryker Corp.	1,260	264,524

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Thermo Fisher Scientific, Inc.	191	$62,050

		922,341

Health Care – Services — 0.9%
HCA Healthcare, Inc.	107	15,816
Laboratory Corp. of America Holdings (a)	120	20,300
Quest Diagnostics, Inc.	595	63,540
UnitedHealth Group, Inc.	561	164,923
WellCare Health Plans, Inc. (a)	93	30,709

		295,288

Household Products & Wares — 0.1%
Quanex Building Products Corp.	2,900	49,532

Pharmaceuticals — 7.0%
AbbVie, Inc.	2,361	209,043
Allergan PLC	400	76,468
Bristol-Myers Squibb Co.	993	63,741
Cigna Corp.	300	61,347
CVS Health Corp.	884	65,672
Johnson & Johnson	7,930	1,156,749
McKesson Corp.	2,870	396,978
Merck & Co., Inc.	1,927	175,261
Mylan NV (a)	1,618	32,522
Pfizer, Inc.	2,745	107,549

		2,345,330

		5,484,347

Energy — 1.7%
Oil & Gas — 1.6%
Chevron Corp.	1,929	232,464
Cimarex Energy Co.	490	25,720
Concho Resources, Inc.	385	33,714
Exxon Mobil Corp.	1,878	131,047
Occidental Petroleum Corp.	514	21,182
Phillips 66	948	105,617

		549,744

Pipelines — 0.1%
Kinder Morgan, Inc.	1,993	42,192

		591,936

Financial — 23.1%
Banks — 13.2%
Bank of America Corp.	25,300	891,066
CIT Group, Inc.	600	27,378
Citigroup, Inc.	14,700	1,174,383
JP Morgan Chase & Co.	7,200	1,003,680
KeyCorp	33,500	678,040
Regions Financial Corp.	37,500	643,500

		4,418,047

Diversified Financial Services — 8.0%
AerCap Holdings NV (a)	2,000	122,940
Ally Financial, Inc.	25,000	764,000

	Number of Shares	Value
Capital One Financial Corp.	504	$51,867
Discover Financial Services	400	33,928
Mastercard, Inc. Class A	1,155	344,871
SEI Investments Co.	2,300	150,604
Synchrony Financial	5,400	194,454
Visa, Inc. Class A	5,460	1,025,934

		2,688,598

Insurance — 1.9%
Aflac, Inc.	3,600	190,440
Berkshire Hathaway, Inc. Class B (a)	1,900	430,350

		620,790

		7,727,435

Industrial — 8.6%
Aerospace & Defense — 2.2%
Barnes Group, Inc.	900	55,764
Lockheed Martin Corp.	1,440	560,707
Spirit AeroSystems Holdings, Inc. Class A	172	12,535
United Technologies Corp.	635	95,098

		724,104

Building Materials — 0.2%
Patrick Industries, Inc.	1,100	57,673

Electrical Components & Equipment — 0.0%
AMETEK, Inc.	140	13,964

Electronics — 2.5%
Allegion PLC	3,295	410,359
Amphenol Corp. Class A	237	25,650
Garmin Ltd.	212	20,683
Honeywell International, Inc.	1,320	233,640
TE Connectivity Ltd.	838	80,314
TTM Technologies, Inc. (a)	4,400	66,220

		836,866

Engineering & Construction — 0.2%
Arcosa, Inc.	1,400	62,370

Environmental Controls — 0.5%
Republic Services, Inc.	754	67,581
Waste Management, Inc.	895	101,994

		169,575

Machinery – Diversified — 1.1%
AGCO Corp.	4,400	339,900
Dover Corp.	307	35,385

		375,285

Miscellaneous – Manufacturing — 0.7%
3M Co.	158	27,874
Eaton Corp. PLC	1,193	113,001
General Electric Co.	2,143	23,916
Ingersoll-Rand PLC	476	63,270
Parker-Hannifin Corp.	73	15,025

		243,086

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 1.2%
Kansas City Southern	280	$42,885
Norfolk Southern Corp.	1,800	349,434

		392,319

		2,875,242

Technology — 22.5%
Computers — 8.3%
Accenture PLC Class A	158	33,270
Apple, Inc.	7,520	2,208,248
Cognizant Technology Solutions Corp. Class A	709	43,972
HP, Inc.	803	16,502
International Business Machines Corp.	1,246	167,014
Seagate Technology PLC	5,006	297,857

		2,766,863

Semiconductors — 7.0%
Advanced Micro Devices, Inc. (a)	751	34,441
ASML Holding NV	810	239,711
Broadcom, Inc.	1,793	566,624
Intel Corp.	8,914	533,503
Lam Research Corp.	1,040	304,096
Micron Technology, Inc. (a)	9,400	505,532
Texas Instruments, Inc.	176	22,579
Xilinx, Inc.	1,510	147,633

		2,354,119

Software — 7.2%
ANSYS, Inc. (a)	281	72,332
Citrix Systems, Inc.	259	28,723
j2 Global, Inc.	500	46,855
Microsoft Corp.	12,606	1,987,966
MSCI, Inc.	760	196,217
Oracle Corp.	421	22,305
Paychex, Inc.	641	54,523

		2,408,921

		7,529,903

TOTAL COMMON STOCK (Cost $27,379,562)		31,951,189

TOTAL EQUITIES (Cost $27,379,562)		31,951,189

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., Expires 03/31/21 (a)	993	2,989

TOTAL RIGHTS (Cost $2,115)		2,989

	Number of Shares	Value
MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (c)	18,559	$18,559

TOTAL MUTUAL FUNDS (Cost $18,559)		18,559

TOTAL LONG-TERM INVESTMENTS (Cost $27,400,236)		31,972,737

	Principal Amount
SHORT-TERM INVESTMENTS — 4.7%
Repurchase Agreement — 4.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (d)	$1,577,624	1,577,624

TOTAL SHORT-TERM INVESTMENTS (Cost $1,577,624)		1,577,624

TOTAL INVESTMENTS — 100.2% (Cost $28,977,860) (e)		33,550,361

Other Assets/(Liabilities) — (0.2)%		(59,555)

NET ASSETS — 100.0%		$33,490,806

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $44,581 or 0.13% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $26,659 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $1,577,694. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $1,609,358.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 0.4%

COMMON STOCK — 0.4%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
Appvion Inc. (Escrow Shares) (a) (b) (c)	2,157,000	$-

Energy — 0.4%
Oil & Gas — 0.4%
Fieldwood Energy LLC Common Equity (c)	13,011	236,371
Fieldwood Energy LLC Restricted Common Equity (c)	3,193	58,007
Jupiter Resources, Inc. (c)	191,606	191,606

		485,984

TOTAL COMMON STOCK (Cost $3,475,087)		485,984

PREFERRED STOCK — 0.0%
Consumer, Non-cyclical — 0.0%
Agriculture — 0.0%
Pinnacle Agriculture Holdings LLC (a) (b) (c)	1,144,535	-

TOTAL PREFERRED STOCK (Cost $733,962)		-

TOTAL EQUITIES (Cost $4,209,049)		485,984

	Principal Amount
BONDS & NOTES — 96.5%

BANK LOANS — 7.2%
Aerospace & Defense — 1.0%
TransDigm, Inc., 2018 Term Loan F, 1 mo. LIBOR + 2.500% 4.299% VRN 6/09/23	$610,783	612,438
Veritas Bermuda Ltd., USD Repriced Term Loan B, 1 mo. LIBOR + 4.500% 6.445% VRN 1/27/23	742,366	713,266

		1,325,704

Electronics — 0.7%
Vertafore, Inc., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.250% 5.049% VRN 7/02/25	940,500	928,527

Health Care – Services — 0.5%
Banff Merger Sub, Inc., 2018 USD Term Loan B, 1 mo. LIBOR + 4.250% 6.049% VRN 10/02/25	676,264	667,919

	Principal Amount	Value
Oil & Gas — 0.8%
Fieldwood Energy LLC Exit 1st Lien Term Loan, 3 mo. LIBOR + 5.250% 7.177% VRN 4/11/22	$1,074,554	$894,266
Exit 2nd Lien Term Loan, 3 mo. LIBOR + 7.250% 9.177% VRN 4/11/23	387,384	214,998

		1,109,264

Packaging & Containers — 2.7%
BWAY Holding Co., 2017 Term Loan B, 3 mo. LIBOR + 3.250% 5.234% VRN 4/03/24	1,338,183	1,332,335
Consolidated Energy Finance, SA, Term Loan B, 3 mo. LIBOR + 2.500% 4.547% VRN 5/07/25	890,263	872,458
Flex Acquisition Co., Inc., 1st Lien Term Loan, 3 mo. LIBOR + 3.000% 5.099% VRN 12/29/23	735,570	728,524
Reynolds Group Holdings, Inc., USD 2017 Term Loan, 1 mo. LIBOR + 2.750% 4.549% VRN 2/05/23	529,497	530,742
Trident TPI Holdings, Inc., 2017 USD Term Loan B1, 0.000% 10/17/24 (d)	162,969	158,021

		3,622,080

Software — 0.5%
Almonde, Inc., USD 1st Lien Term Loan, 6 mo. LIBOR + 3.500% 5.696% VRN 6/13/24	747,986	741,755

Telecommunications — 1.0%
CenturyLink, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.750% 4.549% VRN 1/31/25	1,329,896	1,334,551

TOTAL BANK LOANS (Cost $9,637,435)		9,729,800

CORPORATE DEBT — 89.3%
Advertising — 0.3%
Terrier Media Buyer, Inc. 8.875% 12/15/27 (e)	371,000	392,333

Aerospace & Defense — 3.2%
Signature Aviation US Holdings, Inc. 4.000% 3/01/28 (e)	383,000	377,753
TransDigm, Inc. 5.500% 11/15/27 (e)	1,215,000	1,228,644
6.375% 6/15/26	654,000	693,639

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Triumph Group, Inc. 5.250% 6/01/22	$305,000	$303,475
6.250% 9/15/24 (e)	306,000	321,683
7.750% 8/15/25	1,243,000	1,296,076

		4,221,270

Agriculture — 0.8%
JBS Investments II GmbH 7.000% 1/15/26 (e)	390,000	424,254
Pinnacle Operating Corp. 9.000% 5/15/23 (e)	1,667,522	616,983

		1,041,237

Airlines — 0.4%
American Airlines Group, Inc. 5.000% 6/01/22 (e)	547,000	572,299

Auto Manufacturers — 0.7%
Allison Transmission, Inc. 4.750% 10/01/27 (e)	589,000	611,087
5.875% 6/01/29 (e)	270,000	295,650

		906,737

Auto Parts & Equipment — 0.2%
Dana, Inc. 5.375% 11/15/27	174,000	179,220
The Goodyear Tire & Rubber Co. 4.875% 3/15/27 (f)	43,000	44,505

		223,725

Building Materials — 1.8%
James Hardie International Finance DAC 4.750% 1/15/25 (e)	126,000	130,725
5.000% 1/15/28 (e)	485,000	509,250
PGT Escrow Issuer, Inc. 6.750% 8/01/26 (e)	368,000	394,220
Standard Industries, Inc. 4.750% 1/15/28 (e)	1,345,000	1,378,625

		2,412,820

Chemicals — 2.4%
CF Industries, Inc. 4.950% 6/01/43	63,000	65,678
5.375% 3/15/44	240,000	261,600
Consolidated Energy Finance SA 6.875% 6/15/25 (e)	655,000	625,525
CVR Partners LP/CVR Nitrogen Finance Corp. 9.250% 6/15/23 (e)	650,000	678,977
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA 8.375% 12/01/22 (e)	1,225,000	1,281,656
Univar Solutions USA, Inc. 5.125% 12/01/27 (e)	254,000	265,120

		3,178,556

	Principal Amount	Value
Coal — 2.5%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. 7.500% 5/01/25 (e)	$532,000	$484,120
Peabody Energy Corp. 6.000% 3/31/22 (e)	1,383,000	1,348,425
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.500% 6/15/25 (e)	1,013,000	974,172
Warrior Met Coal, Inc. 8.000% 11/01/24 (e)	534,000	542,010

		3,348,727

Commercial Services — 1.8%
Korn Ferry 4.625% 12/15/27 (e)	162,000	162,810
Nielsen Finance LLC/Nielsen Finance Co. 5.000% 4/15/22 (e)	574,000	576,152
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.250% 5/15/23 (e)	534,000	560,033
Service Corp. International 5.125% 6/01/29	360,000	382,500
The Hertz Corp. 6.000% 1/15/28 (e)	687,000	687,000

		2,368,495

Computers — 1.1%
Banff Merger Sub, Inc. 9.750% 9/01/26 (e)	466,000	471,825
Dell International LLC/EMC Corp. 7.125% 6/15/24 (e)	904,000	953,720
Western Digital Corp. 4.750% 2/15/26	104,000	108,420

		1,533,965

Diversified Financial Services — 3.7%
Alliance Data Systems Corp. 4.750% 12/15/24 (e)	570,000	568,575
Ally Financial, Inc. 3.875% 5/21/24	415,000	434,713
Global Aircraft Leasing Co. Ltd. 6.500% 9/15/24 (e)	1,829,000	1,908,470
LPL Holdings, Inc. 4.625% 11/15/27 (e)	433,000	441,660
5.750% 9/15/25 (e)	1,134,000	1,186,447
Springleaf Finance Corp. 5.375% 11/15/29	426,000	444,659

		4,984,524

Electric — 2.6%
Calpine Corp. 4.500% 2/15/28 (e)	631,000	636,597

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NRG Energy, Inc. 5.250% 6/15/29 (e)	$374,000	$404,388
6.625% 1/15/27	702,000	761,670
Vistra Operations Co. LLC 3.550% 7/15/24 (e)	470,000	476,118
4.300% 7/15/29 (e)	568,000	579,467
5.000% 7/31/27 (e)	550,000	574,739

		3,432,979

Electrical Components & Equipment — 0.3%
Energizer Holdings, Inc. 7.750% 1/15/27 (e)	387,000	432,492

Entertainment — 0.2%
Live Nation Entertainment, Inc. 4.750% 10/15/27 (e)	281,000	290,835

Environmental Controls — 0.1%
Clean Harbors, Inc. 4.875% 7/15/27 (e)	136,000	143,140

Foods — 4.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertson’s LLC 5.875% 2/15/28 (e)	255,000	270,937
7.500% 3/15/26 (e)	362,000	406,345
JBS USA LUX SA/JBS USA Finance, Inc. 5.875% 7/15/24 (e)	646,000	664,734
6.500% 4/15/29 (e)	1,094,000	1,215,740
6.750% 2/15/28 (e)	824,000	910,528
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.500% 1/15/30 (e)	826,000	887,207
Pilgrim’s Pride Corp. 5.750% 3/15/25 (e)	247,000	255,307
5.875% 9/30/27 (e)	398,000	430,337
Post Holdings, Inc. 5.500% 3/01/25 (e)	309,000	323,677
Simmons Foods, Inc. 7.750% 1/15/24 (e)	189,000	203,648
Smithfield Foods, Inc. 5.200% 4/01/29 (e)	264,000	292,806

		5,861,266

Hand & Machine Tools — 1.0%
Apex Tool Group LLC/BC Mountain Finance, Inc. 9.000% 2/15/23 (e) (f)	1,138,000	1,021,355
Colfax Corp. 6.000% 2/15/24 (e)	168,000	178,500
6.375% 2/15/26 (e)	178,000	194,020

		1,393,875

Health Care – Products — 3.1%
Avanos Medical, Inc. 6.250% 10/15/22	1,300,000	1,317,875

	Principal Amount	Value
Avantor, Inc. 6.000% 10/01/24 (e)	$71,000	$75,702
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625% 5/15/22 (e)	2,784,000	2,766,600

		4,160,177

Health Care – Services — 5.4%
Catalent Pharma Solutions, Inc. 5.000% 7/15/27 (e)	156,000	163,410
Centene Corp. 4.250% 12/15/27 (e)	402,000	413,558
4.625% 12/15/29 (e)	918,000	965,139
5.375% 6/01/26 (e)	52,000	55,185
Envision Healthcare Corp. 8.750% 10/15/26 (e)	1,158,000	717,960
HCA, Inc. 5.875% 2/15/26	1,138,000	1,294,054
RegionalCare Hospital Partners Holdings, Inc. 8.250% 5/01/23 (e)	972,000	1,027,890
Tenet Healthcare Corp. 4.625% 7/15/24	400,000	409,500
4.625% 9/01/24 (e)	323,000	336,760
4.875% 1/01/26 (e)	750,000	785,550
5.125% 11/01/27 (e)	500,000	528,125
8.125% 4/01/22	340,000	376,125
WellCare Health Plans, Inc. 5.250% 4/01/25	206,000	214,240

		7,287,496

Home Builders — 1.0%
Brookfield Residential Properties, Inc. 6.375% 5/15/25 (e)	491,000	510,640
Mattamy Group Corp. 6.500% 10/01/25 (e)	764,000	815,570

		1,326,210

Housewares — 0.8%
Newell Brands, Inc. 4.200% STEP 4/01/26	337,000	351,408
The Scotts Miracle-Gro Co. 4.500% 10/15/29 (e)	716,000	731,895

		1,083,303

Insurance — 1.9%
Acrisure LLC/Acrisure Finance, Inc. 7.000% 11/15/25 (e)	691,000	666,815
8.125% 2/15/24 (e)	509,000	553,537
CNO Financial Group, Inc. 5.250% 5/30/29	1,216,000	1,357,360

		2,577,712

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Internet — 1.3%
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.250% 12/01/27 (e)	$127,000	$133,667
Netflix, Inc. 4.875% 6/15/30 (e)	321,000	326,016
5.375% 11/15/29 (e)	523,000	556,985
5.875% 11/15/28	595,000	659,593

		1,676,261

Investment Companies — 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.375% 12/15/25	761,000	798,099

Leisure Time — 1.7%
Brunswick Corp. 7.375% 9/01/23	285,000	324,542
7.125% 8/01/27	569,000	668,352
Carlson Travel, Inc. 6.750% 12/15/23 (e)	296,000	301,920
9.500% 12/15/24 (e)	988,000	983,060

		2,277,874

Lodging — 1.1%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250% 5/15/27 (e)	385,000	409,062
5.500% 3/01/25 (e)	740,000	791,800
Wynn Macau Ltd. 5.125% 12/15/29 (e)	268,000	273,497

		1,474,359

Media — 12.5%
Altice Financing SA 6.625% 2/15/23 (e)	600,000	610,500
Altice Finco SA 8.125% 1/15/24 (e)	627,000	646,424
CCO Holdings LLC/CCO Holdings Capital Corp. 4.750% 3/01/30 (e)	945,000	962,038
5.375% 6/01/29 (e)	1,500,000	1,605,000
5.750% 2/15/26 (e)	550,000	580,261
5.875% 5/01/27 (e)	822,000	869,265
Clear Channel Worldwide Holdings, Inc. 5.125% 8/15/27 (e)	391,000	407,148
9.250% 2/15/24 (e)	213,000	235,898
CSC Holdings LLC 5.750% 1/15/30 (e)	767,000	818,772
7.500% 4/01/28 (e)	565,000	638,450
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (e)	568,000	574,562
DISH DBS Corp. 5.000% 3/15/23	207,000	212,351
7.750% 7/01/26	681,000	721,445

	Principal Amount	Value
DISH Network Corp., Convertible, 3.375% 8/15/26	$212,000	$203,923
GCI LLC 6.625% 6/15/24 (e)	250,000	270,625
6.875% 4/15/25	1,300,000	1,358,500
LCPR Senior Secured Financing DAC 6.750% 10/15/27 (e)	314,000	332,840
Midcontinent Communications / Midcontinent Finance Corp. 5.375% 8/15/27 (e)	205,000	216,788
Neptune Finco Corp. 6.625% 10/15/25 (e)	50,000	53,188
Nexstar Broadcasting, Inc. 5.625% 7/15/27 (e)	680,000	716,584
Scripps Escrow, Inc. 5.875% 7/15/27 (e)	160,000	167,600
Sirius XM Radio, Inc. 4.625% 7/15/24 (e)	671,000	704,550
5.375% 4/15/25 (e)	522,000	539,372
5.375% 7/15/26 (e)	167,000	177,385
5.500% 7/01/29 (e)	981,000	1,060,696
Virgin Media Secured Finance PLC 5.500% 5/15/29 (e)	1,308,000	1,384,845
Ziggo BV 4.875% 1/15/30 (e)	153,000	157,943
5.500% 1/15/27 (e)	489,000	519,563

		16,746,516

Mining — 4.7%
Compass Minerals International, Inc. 4.875% 7/15/24 (e)	294,000	292,897
6.750% 12/01/27 (e)	350,000	371,875
First Quantum Minerals Ltd. 7.250% 4/01/23 (e) (f)	659,000	682,250
7.500% 4/01/25 (e)	647,000	661,557
Hecla Mining Co. 6.875% 5/01/21	1,271,000	1,266,869
Kinross Gold Corp. 4.500% 7/15/27	640,000	670,400
5.950% 3/15/24	441,000	489,510
6.875% 9/01/41	476,000	552,755
New Gold, Inc. 6.250% 11/15/22 (e)	657,000	653,921
Northwest Acquisitions ULC/Dominion Finco, Inc. 7.125% 11/01/22 (e)	884,000	663,000

		6,305,034

Miscellaneous – Manufacturing — 1.0%
Amsted Industries, Inc. 5.625% 7/01/27 (e)	617,000	654,020
Gates Global LLC / Gates Global Co. 6.250% 1/15/26 (e)	700,000	712,047

		1,366,067

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Office Equipment/Supplies — 0.5%
Xerox Corp. 4.125% STEP 3/15/23	$662,000	$685,997

Oil & Gas — 4.2%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 7.625% 1/15/22 (f)	618,000	618,000
7.750% 4/15/23	204,000	203,490
11.000% 4/15/25 (e) (f)	221,000	240,337
Hilcorp Energy I LP / Hilcorp Finance Co. 6.250% 11/01/28 (e)	163,000	154,850
Jonah Energy LLC/Jonah Energy Finance Corp. 7.250% 10/15/25 (e)	745,000	219,775
Laredo Petroleum, Inc. 5.625% 1/15/22	711,000	689,670
Neptune Energy Bondco PLC 6.625% 5/15/25 (e)	594,000	593,632
Oasis Petroleum, Inc. 2.625% 9/15/23	100,000	77,625
6.875% 1/15/23 (f)	332,000	324,530
Parkland Fuel Corp. 5.875% 7/15/27 (e)	247,000	265,614
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	47,000	48,763
SM Energy Co. 6.625% 1/15/27 (f)	80,000	78,628
6.750% 9/15/26	690,000	676,200
Tullow Oil PLC 6.250% 4/15/22 (e) (f)	1,364,000	1,231,010
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.750% 4/15/23 (e)	103,000	50,470
Whiting Petroleum Corp. 6.625% 1/15/26	292,000	198,992

		5,671,586

Oil & Gas Services — 0.5%
Welltec A/S 9.500% 12/01/22 (e)	696,000	689,040

Packaging & Containers — 1.2%
Mauser Packaging Solutions Holding Co. 7.250% 4/15/25 (e)	781,000	771,237
Silgan Holdings, Inc. 4.125% 2/01/28 (e)	422,000	422,127
Trident TPI Holdings, Inc. 9.250% 8/01/24 (e)	386,000	389,860

		1,583,224

	Principal Amount	Value
Pharmaceuticals — 1.8%
Bausch Health Americas, Inc. 8.500% 1/31/27 (e)	$250,000	$284,700
9.250% 4/01/26 (e)	600,000	689,160
Bausch Health Cos., Inc. 5.000% 1/30/28 (e)	193,000	198,094
5.250% 1/30/30 (e)	194,000	201,178
5.500% 3/01/23 (e)	187,000	187,935
5.875% 5/15/23 (e)	75,000	75,656
6.125% 4/15/25 (e)	75,000	77,492
Par Pharmaceutical, Inc. 7.500% 4/01/27 (e)	629,000	625,855

		2,340,070

Pipelines — 1.3%
Cheniere Energy Partners LP 4.500% 10/01/29 (e)	271,000	278,480
5.625% 10/01/26	725,000	766,687
Genesis Energy LP/Genesis Energy Finance Corp. 6.000% 5/15/23	765,000	757,350

		1,802,517

Real Estate Investment Trusts (REITS) — 1.7%
ESH Hospitality, Inc. 4.625% 10/01/27 (e)	388,000	392,850
MPT Operating Partnership LP/MPT Finance Corp. 5.000% 10/15/27	539,000	571,340
RHP Hotel Properties LP/RHP Finance Corp. 5.000% 4/15/23	789,000	804,780
Ryman Hospitality Properties, Inc. 4.750% 10/15/27 (e)	425,000	438,812

		2,207,782

Retail — 1.2%
Golden Nugget, Inc. 8.750% 10/01/25 (e)	151,000	161,476
KGA Escrow LLC 7.500% 8/15/23 (e)	403,000	426,172
Penske Automotive Group, Inc. 5.500% 5/15/26	1,000,000	1,047,500

		1,635,148

Software — 4.6%
RP Crown Parent LLC 7.375% 10/15/24 (e)	191,000	198,401
SS&C Technologies, Inc. 5.500% 9/30/27 (e)	960,000	1,024,800
TIBCO Software, Inc. 11.375% 12/01/21 (e)	2,877,000	2,981,435
Veritas US, Inc./Veritas Bermuda Ltd. 10.500% 2/01/24 (e) (f)	2,167,000	2,004,475

		6,209,111

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Storage/Warehousing — 0.8%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (e)	$1,111,000	$1,123,499

Telecommunications — 5.4%
CenturyLink, Inc. 5.125% 12/15/26 (e)	526,000	535,273
6.750% 12/01/23	500,000	558,125
CommScope Technologies Finance LLC 6.000% 6/15/25 (e)	129,000	129,146
CommScope, Inc. 6.000% 3/01/26 (e)	162,000	172,328
8.250% 3/01/27 (e)	374,000	393,635
Intelsat Jackson Holdings SA 8.500% 10/15/24 (e)	564,000	513,708
9.750% 7/15/25 (e)	132,000	122,100
Sprint Corp. 7.250% 9/15/21	745,000	787,837
7.625% 3/01/26	386,000	425,681
7.875% 9/15/23	1,386,000	1,529,215
T-Mobile USA, Inc. 6.000% 4/15/24	453,000	467,723
6.500% 1/15/26	679,000	728,031
Telecom Italia SpA 5.303% 5/30/24 (e)	586,000	629,950
ViaSat, Inc. 5.625% 4/15/27 (e)	197,000	210,790

		7,203,542

Toys, Games & Hobbies — 0.6%
Mattel, Inc. 6.750% 12/31/25 (e)	516,000	554,597
5.875% 12/15/27 (e)	224,000	236,040

		790,637

Transportation — 2.9%
The Kenan Advantage Group, Inc. 7.875% 7/31/23 (e) (f)	3,200,000	3,129,344
XPO Logistics, Inc. 6.750% 8/15/24 (e)	716,000	777,827

		3,907,171

TOTAL CORPORATE DEBT (Cost $117,885,900)		119,667,707

TOTAL BONDS & NOTES (Cost $127,523,335)		129,397,507

	Number of Shares	Value
WARRANTS — 0.0%
Basic Materials — 0.0% Forest Products & Paper — 0.0%
Appvion Holding Corp. Tranche A (a) (b) (c)	2,106	$527
Appvion Holding Corp. Tranche B (a) (b) (c)	2,106	263

TOTAL WARRANTS (Cost $0)		790

MUTUAL FUNDS — 6.8%
Diversified Financial Services — 6.8%
State Street Navigator Securities Lending Prime Portfolio (g)	9,065,018	9,065,018

TOTAL MUTUAL FUNDS (Cost $9,065,018)		9,065,018

TOTAL LONG-TERM INVESTMENTS (Cost $140,797,402)		138,949,299

TOTAL INVESTMENTS — 103.7% (Cost $140,797,402) (h)		138,949,299

Other Assets/(Liabilities) — (3.7)%		(4,894,137)

NET ASSETS — 100.0%		$134,055,162

Abbreviation Legend

STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2019, these securities amounted to a value of $790 or 0.00% of net assets.
(c)	Non-income producing security.
(d)	All or a portion of the security represents unsettled loan commitments at December 31, 2019 where the rate will be determined at time of settlement.
(e)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2019, the aggregate market value of these securities amounted to $89,398,487 or 66.69% of net assets.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(f)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $9,287,655 or 6.93% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $709,919 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	88.4%
Canada	6.1%
United Kingdom	2.4%
Luxembourg	1.9%
Cayman Islands	1.6%
Netherlands	1.3%
Ireland	0.7%
Denmark	0.5%
Italy	0.5%
Austria	0.3%

Total Long-Term Investments	103.7%
Other Assets and Liabilities	(3.7)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments

December 31, 2019

	Principal Amount	Value
BONDS & NOTES — 137.7%

CORPORATE DEBT — 0.4%
Pharmaceuticals — 0.4%
Becton Dickinson and Co. 3 mo. USD LIBOR + .875% 2.836% FRN 12/29/20	$1,545,000	$1,545,759

TOTAL CORPORATE DEBT (Cost $1,549,800)		1,545,759

MUNICIPAL OBLIGATIONS — 0.0%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2, 3 mo. USD LIBOR + 0.900% 2.840% FRN 4/26/27	52,331	52,380

TOTAL MUNICIPAL OBLIGATIONS (Cost $52,331)		52,380

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 49.0%
Auto Floor Plan ABS — 0.8%
Navistar Financial Dealer Note Master Owner Trust II, Series 2019-1, Class B, 1 mo. USD LIBOR + .750% 2.542% FRN 5/25/24 (a)	1,400,000	1,399,999
NextGear Floorplan Master Owner Trust Series 2018-2A, Class A1, 1 mo. USD LIBOR + .600% 2.340% FRN 10/15/23 (a)	470,000	471,175
Series 2018-1A, Class A1, 1 mo. USD LIBOR + .640% 2.380% FRN 2/15/23 (a)	850,000	851,900

		2,723,074

Automobile ABS — 5.1%
American Credit Acceptance Receivables Trust Series 2017-4, Class C, 2.940% 1/10/24 (a)	671,328	672,186
Series 2018-4, Class A, 3.380% 12/13/21 (a)	324,568	324,854
Series 2019-1, Class C, 3.500% 4/14/25 (a)	1,300,000	1,317,809
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C 4.530% 3/20/23 (a)	388,000	397,156
Chesapeake Funding II LLC, Series 2018-1A, Class A2, 1 mo. USD LIBOR + .450% 2.190% FRN 4/15/30 (a)	695,481	695,907
CPS Auto Trust Series 2018-C, Class A, 2.870% 9/15/21 (a)	87,567	87,616

	Principal Amount	Value
Series 2019-A, Class A, 3.180% 6/15/22 (a)	$193,602	$194,279
Series 2018-C, Class B, 3.430% 7/15/22 (a)	260,000	261,247
Drive Auto Receivables Trust Series 2017-1, Class C, 2.840% 4/15/22	19,927	19,925
Series 2019-1, Class C, 3.780% 4/15/25	963,000	978,844
Exeter Automobile Receivables Trust Series 2019-3A, Class A, 2.590% 9/15/22 (a)	700,991	702,229
Series 2018-1A, Class B, 2.750% 4/15/22 (a)	112,350	112,393
Series 2016-3A, Class B, 2.840% 8/16/21 (a)	5,935	5,934
Series 2018-3A, Class A, 2.900% 1/18/22 (a)	21,130	21,133
Series 2017-1A, Class B, 3.000% 12/15/21 (a)	71,031	71,062
Series 2018-4A, Class A, 3.050% 12/15/21 (a)	101,494	101,547
Series 2019-1A, Class B, 3.450% 2/15/23 (a)	435,000	438,399
First Investors Auto Owner Trust, Series 2018-1A, Class A1 2.840% 5/16/22 (a)	99,558	99,603
Flagship Credit Auto Trust Series 2017-4, Class A, 2.070% 4/15/22 (a)	346,007	345,841
Series 2018-1, Class A, 2.590% 6/15/22 (a)	498,809	499,221
Series 2016-4, Class C, 2.710% 11/15/22 (a)	680,000	680,673
Series 2017-1, Class B, 2.830% 3/15/23 (a)	380,259	380,482
Series 2018-2, Class A, 2.970% 10/17/22 (a)	1,168,739	1,172,664
Hertz Fleet Lease Funding LP, Series 2018-1, Class A1, 1 mo. USD LIBOR + .500% 2.215% FRN 5/10/32 (a)	2,076,517	2,078,329
Hertz Vehicle Financing II LP Series 2015-1A, Class B, 3.520% 3/25/21 (a)	890,000	891,925
Series 2017-1A, Class B, 3.560% 10/25/21 (a)	730,000	734,288
Series 2016-2A, Class D, 5.970% 3/25/22 (a)	3,300,000	3,373,829
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A 2.310% 12/14/21 (a)	54,555	54,550

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oscar US Funding Trust IX LLC, Series 2018-2A, Class A2B, 1 mo. USD LIBOR + .470% 2.185% FRN 8/10/21 (a)	$487,245	$487,405
Oscar US Funding Trust VI, Series 2017-1A, Class A3 2.820% 6/10/21 (a)	139,605	139,765
Oscar US Funding Trust VIII LLC, Series 2018-1A, Class A2A 2.910% 4/12/21 (a)	71,572	71,628
Tesla Auto Lease Trust, Series 2018-A, Class B 2.750% 2/20/20 (a)	2,156	2,156
Toyota Auto Receivables Owner Trust, Series 2018-C, Class A2B, 1 mo. USD LIBOR + .120% 1.860% FRN 8/16/21	845,598	845,413
Westlake Automobile Receivables Trust, Series 2018-2A, Class A2A 2.840% 9/15/21 (a)	155,168	155,244

		18,415,536

Commercial MBS — 2.1%
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 3.240% FRN 7/15/35 (a)	1,700,000	1,696,806
BX Commercial Mortgage Trust Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 3.440% FRN 11/15/35 (a)	1,582,000	1,586,419
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 3.740% FRN 10/15/36 (a)	1,750,000	1,751,094
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750% 3.490% FRN 12/15/37 (a)	308,865	309,737
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.619% VRN 7/10/38 (b)	154,775	156,172
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-LAQ, Class A, 1 mo. USD LIBOR + 1.000% 2.740% FRN 6/15/32 (a)	1,617,427	1,616,411
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800% 3.540% FRN 5/15/36 (a)	476,000	475,715
VMC Finance LLC, Series 2018-FL1, Class A, 1 mo. USD LIBOR + .820% 2.557% FRN 3/15/35 (a)	24,830	24,768

		7,617,122

	Principal Amount	Value
Credit Card ABS — 0.3%
Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6, 1 mo. LIBOR + .770% 2.510% FRN 5/14/29	$1,100,000	$1,091,794

Home Equity ABS — 0.1%
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE3, Class A4, 1 mo. USD LIBOR + .170% 1.962% FRN 3/25/36	360,389	358,911

Other ABS — 15.3%
321 Henderson Receivables I LLC Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 1.940% FRN 3/15/41 (a)	368,061	364,115
Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200% 1.940% FRN 6/15/41 (a)	1,347,503	1,319,517
Series 2006-4A, Class A1, 1 mo. USD LIBOR + .200% 1.940% FRN 12/15/41 (a)	202,262	200,382
Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200% 1.940% FRN 3/15/42 (a)	609,403	587,568
321 Henderson Receivables II LLC, Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200% 1.940% FRN 9/15/41 (a)	139,496	136,611
AASET Trust, Series 2017-1A, Class A 3.967% 5/16/42 (a)	173,221	174,641
AASET US Ltd., Series 2018-2A, Class A 4.454% 11/18/38 (a)	1,650,507	1,682,176
AIMCO CLO, Series 2015-AA, Class AR, 3 mo. USD LIBOR + .850% 2.851% FRN 1/15/28 (a)	2,450,000	2,449,980
Arbor Realty Commercial Real Estate Notes, Series 2018-FL1, Class A, 1 mo. USD LIBOR + 1.150% 2.890% FRN 6/15/28 (a)	780,000	780,487
Avant Loans Funding Trust Series 2019-B, Class A, 2.720% 10/15/26 (a)	2,416,336	2,418,285
Series 2018-B, Class A, 3.420% 1/18/22 (a)	244,946	245,406
Series 2019-A, Class A, 3.480% 7/15/22 (a)	461,986	463,852
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.100% 3.040% FRN 4/25/26 (a)	1,171,600	1,171,963

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BCC Funding XIV LLC, Series 2018-1A, Class A2 2.960% 6/20/23 (a)	$437,890	$439,379
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class AR, 3 mo. USD LIBOR + .890% 2.893% FRN 1/18/29 (a)	2,000,000	1,991,034
Cazenovia Creek Funding LLC, Series 2015-1A, Class A 2.000% 12/10/23 (a)	1,662	1,659
CCG Receivables Trust, Series 2018-2, Class A2 3.090% 12/15/25 (a)	728,287	733,981
CIFC Funding II Ltd., Series 2015-2A, Class AR, 3 mo. USD LIBOR + .780% 2.781% FRN 4/15/27 (a)	2,145,106	2,145,153
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.252% FRN 9/25/34	11,119	10,600
Drug Royalty II LP, Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850% 5.153% FRN 7/15/23 (a)	24,879	24,891
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B, 3.020% VRN 2/25/27 (a) (b)	170,943	169,459
FCI Funding LLC, Series 2019-1A, Class A 3.630% 2/18/31 (a)	264,361	265,481
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .360% 2.152% FRN 10/25/35	1,520,107	1,516,612
Hilton Grand Vacations Trust, Series 2014-AA, Class A 1.770% 11/25/26 (a)	61,471	61,278
KREF Ltd. Series 2018-FL1, Class AS, 1 mo. USD LIBOR + 1.350% 3.087% FRN 6/15/36 (a)	2,000,000	1,999,994
Series 2018-FL1, Class D, 1 mo. USD LIBOR + 2.550% 4.287% FRN 6/15/36 (a)	2,450,000	2,459,181
LCM Ltd., 3 mo. USD LIBOR + 1.240% 3.241% FRN 7/15/27 (a)	1,300,000	1,300,302
Lendmark Funding Trust, Series 2018-1A, Class A 3.810% 12/21/26 (a)	630,000	638,521
Marlette Funding Trust Series 2018-2A, Class A, 3.060% 7/17/28 (a)	125,664	125,726

	Principal Amount	Value
Series 2019-2A, Class A, 3.130% 7/16/29 (a)	$367,330	$369,674
Series 2018-3A, Class A, 3.200% 9/15/28 (a)	256,027	256,659
Series 2019-1A, Class A, 3.440% 4/16/29 (a)	244,172	245,906
Series 2019-2A, Class B, 3.530% 7/16/29 (a)	385,000	390,676
MVW Owner Trust, Series 2017-1A, Class A 2.420% 12/20/34 (a)	98,106	98,067
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class AR, 3 mo. USD LIBOR + .800% 2.801% FRN 1/15/28 (a)	2,450,000	2,448,655
NP SPE II LLC, Series 2019-1A, Class A1 2.574% 9/20/49 (a)	394,929	394,257
OCP CLO Ltd., Series 2015-10A, Class A1R, 3 mo. USD LIBOR + .820% 2.756% FRN 10/26/27 (a)	2,450,000	2,447,868
Orange Lake Timeshare Trust, Series 2016-A, Class A 2.610% 3/08/29 (a)	238,846	239,138
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (a)	163,623	164,377
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850% 4.642% FRN 2/25/23 (a)	440,000	442,596
Saxon Asset Securities Trust, Series 2006-2, Class A3C, 1 mo. USD LIBOR + .150% 1.942% FRN 9/25/36	1,964,545	1,948,434
Securitized Equipment Receivable 3.760% 10/11/24	400,000	400,405
4.200% 10/11/24	430,000	431,298
Sierra Receivables Funding LLC Series 2015-2A, Class A, 2.430% 6/20/32 (a)	275,534	275,422
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	3,306,638	3,294,484
Series 2015-2A, Class B, 3.020% 6/20/32 (a)	800,151	801,083
Series 2015-3A, Class B, 3.080% 9/20/32 (a)	26,683	26,786
Series 2019-1A, Class C, 3.770% 1/20/36 (a)	686,770	702,065
Series 2019-3A, Class D, 4.180% 8/20/36 (a)	846,686	843,621
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	621,363	632,328

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SoFi Consumer Loan Program LLC Series 2016-3, Class A, 3.050% 12/26/25 (a)	$98,179	$98,345
Series 2016-5, Class A, 3.060% 9/25/28 (a)	547,251	549,523
SoFi Consumer Loan Program Trust Series 2016-2A, Class A, 3.090% 10/27/25 (a)	126,915	127,182
Series 2018-3, Class A1, 3.200% 8/25/27 (a)	285,812	286,288
Series 2016-1A, Class A, 3.260% 8/25/25 (a)	418,093	421,022
Series 2017-2, Class A, 3.280% 2/25/26 (a)	295,688	296,842
Springleaf Funding Trust, Series 2016-AA, Class A 2.900% 11/15/29 (a)	385,179	385,321
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + .800% 2.592% FRN 11/25/35 (a)	1,409,542	1,383,798
Textainer Marine Containers VII Ltd., Series 2018-1A, Class A 4.110% 7/20/43 (a)	1,212,300	1,219,249
TLF National Tax Lien Trust, Series 2017-1A, Class A 3.090% 12/15/29 (a)	665,191	666,743
Trafigura Securitisation Finance PLC Series 2017-1A, Class A1, 1 mo. USD LIBOR + .850% 2.590% FRN 12/15/20 (a)	2,950,000	2,951,413
Series 2017-1A, Class B, 1 mo. USD LIBOR + 1.700% 3.440% FRN 12/15/20 (a)	2,330,000	2,333,544
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 2.709% 8/15/47 (a)	166,271	166,296
Upstart Securitization Trust, Series 2019-1, Class A 3.450% 4/20/26 (a)	203,221	203,604
Westgate Resorts LLC Series 2017-1A, Class A, 3.050% 12/20/30 (a)	356,891	358,159
Series 2018-1A, Class A, 3.380% 12/20/31 (a)	478,615	483,957

		54,663,319

Student Loans ABS — 16.7%
Academic Loan Funding Trust, Series 2013-1A, Class A, 1 mo. USD LIBOR + .800% 2.592% FRN 12/26/44 (a)	1,779,791	1,778,813

	Principal Amount	Value
Access Group, Inc., Series 2005-1, Class B, 3 mo. USD LIBOR + .570% 2.498% FRN 9/22/37	$615,132	$590,388
AccessLex Institute, Series 2003-A, Class A3, 3 mo. CMT + 1.200% 2.790% VRN 7/01/38	19,469	19,450
Brazos Higher Education Authority, Inc. Series 2006-2, Class A10, 3 mo. USD LIBOR + .120% 2.226% FRN 6/25/26	1,007,535	990,069
Series 2006-2, Class B2, 3.237% 6/25/42	1,200,000	1,175,785
Chase Education Loan Trust, Series 2007-A, Class A4, 3 mo. USD LIBOR + .100% 2.061% FRN 6/28/39	3,576,573	3,453,954
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490% 2.476% FRN 1/15/37	455,696	424,809
Commonbond Student Loan Trust, Series 2018-CGS, Class C 4.350% 2/25/46 (a)	162,527	163,919
DRB Prime Student Loan Trust Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900% 3.608% FRN 10/25/44 (a)	1,769,784	1,771,145
Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000% 3.792% FRN 4/25/40 (a)	267,438	271,696
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050% 3.842% FRN 2/26/35 (a)	171,903	172,958
ECMC Group Student Loan Trust Series 2018-1A, Class A, 1 mo. USD LIBOR + .750% 2.542% FRN 2/27/68 (a)	3,132,156	3,073,482
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 2.992% FRN 12/27/66 (a)	1,394,789	1,394,787
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.142% FRN 7/26/66 (a)	950,170	954,981
EdLinc Student Loan Funding Trust, Series 2017-A, Class A, PRIME - 1.150% 4.350% FRN 12/01/47 (a)	815,683	804,267

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Edsouth Indenture No.9 LLC, Series 2015-1, Class A, 1 mo. USD LIBOR + .800% 2.592% FRN 10/25/56 (a)	$405,970	$403,964
No.10 LLC, Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 12/25/58 (a)	1,000,000	1,008,433
ELFI Graduate Loan Program LLC, Series 2018-A, Class A1, 1 mo. USD LIBOR + .750% 2.458% FRN 8/25/42 (a)	552,709	552,873
GCO Education Loan Funding Trust, Series 2006-1, Class A9L, 3 mo. USD LIBOR + .160% 2.070% FRN 5/25/26	569,043	568,829
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700% 2.610% FRN 8/25/48 (a)	287,045	287,962
JP Morgan Student Loan Trust, Series 2007-A, Class B, 3 mo. USD LIBOR + .350% 2.286% FRN 6/28/39 (a)	510,540	483,544
KeyCorp Student Loan Trust, Series 2000-A, Class A2, 3 mo. USD LIBOR + .320% 2.230% FRN 5/25/29	150,197	149,050
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 1 mo. USD LIBOR + 1.200% 2.940% FRN 12/15/28 (a)	435,630	438,561
Navient Student Loan Trust Series 2018-1A, Class A3, 1 mo. USD LIBOR + .720% 2.512% FRN 3/25/67 (a)	1,120,000	1,102,496
Series 2018-A, Class A1, 2.530% 2/18/42 (a)	647,396	647,996
Series 2016-3A, Class A2, 1 mo. USD LIBOR + .850% 2.642% FRN 6/25/65 (a)	255,081	255,518
Series 2019-2A, Class A2, 1 mo. USD LIBOR + 1.000% 2.792% FRN 2/27/68 (a)	3,387,000	3,415,343
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.042% FRN 6/25/65 (a)	2,087,035	2,111,574
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.092% FRN 3/25/66 (a)	2,200,000	2,229,340
Series 2019-3A, Class B, 1 mo. USD LIBOR + 1.550% 3.342% FRN 7/25/68 (a)	2,900,000	2,899,995

	Principal Amount	Value
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 3.542% FRN 12/26/40 (a)	$377,308	$375,565
Nelnet Student Loan Trust Series 2005-2, Class B, 3 mo. USD LIBOR + .170% 2.098% FRN 3/23/37	854,830	838,969
Series 2006-2, Class B, 3 mo. USD LIBOR + .200% 2.140% FRN 1/25/38	733,845	672,867
Series 2004-3, Class B, 3 mo. USD LIBOR + .350% 2.290% FRN 10/25/40	1,150,706	1,064,280
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 2.356% FRN 6/25/41	326,398	301,507
Series 2018-1A, Class A2, 1 mo. USD LIBOR + .760% 2.552% FRN 5/25/66 (a)	1,781,513	1,747,580
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 6/25/41 (a)	375,000	373,114
North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3 mo. USD LIBOR + .800% 2.740% FRN 7/25/25	1,809,732	1,814,190
SLC Student Loan Trust Series 2006-2, Class B, 3 mo. USD LIBOR + .230% 2.124% FRN 12/15/39	1,239,342	1,157,489
Series 2005-2, Class B, 3 mo. USD LIBOR + .280% 2.174% FRN 3/15/40	1,866,630	1,731,858
SLM Private Education Loan Trust, Series 2011-A, Class A3, 1 mo. USD LIBOR + 2.500% 4.240% FRN 1/15/43 (a)	125,096	125,644
SLM Student Loan Trust Series 2002-7, Class A11, 28 day ARS 1.513% FRN 3/15/28	90,000	90,000
Series 2007-4, Class B1, 3 mo. USD LIBOR + .140% 2.080% FRN 7/25/25	600,061	593,467
Series 2005-5, Class A4, 3 mo. USD LIBOR + .140% 2.080% FRN 10/25/28	494,289	490,648
Series 2006-10, Class A6, 3 mo. USD LIBOR + .150% 2.090% FRN 3/25/44	850,000	798,948

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 2.140% FRN 1/25/70	$363,880	$338,584
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.150% FRN 10/25/40	391,121	364,644
Series 2006-2, Class B, 3 mo. USD LIBOR + .220% 2.160% FRN 1/25/41	427,086	399,336
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.160% FRN 3/25/44	868,800	786,020
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 2.240% FRN 7/25/25	293,794	293,382
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 2.250% FRN 1/25/55	391,017	362,854
Series 2004-8, Class B, 3 mo. USD LIBOR + .460% 2.400% FRN 1/25/40	428,647	402,294
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 2.410% FRN 10/25/64	298,149	278,970
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 2.540% FRN 10/25/65 (a)	2,550,000	2,492,318
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 2.544% FRN 12/15/38	437,476	409,631
Series 2003-5, Class A7, 28 day ARS 2.894% FRN 6/15/30	550,000	550,000
SMB Private Education Loan Trust Series 2018-C, Class A1, 1 mo. USD LIBOR + .300% 2.040% FRN 9/15/25 (a)	297,082	297,049
Series 2019-B, Class A1, 1 mo. USD LIBOR + .350% 2.090% FRN 7/15/26 (a)	424,072	424,011
Series 2018-B, Class A2B, 1 mo. USD LIBOR + .720% 2.460% FRN 1/15/37 (a)	1,500,000	1,492,433
Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870% 2.610% FRN 7/15/36 (a)	1,639,000	1,637,028
Series 2014-A, Class A2A, 3.050% 5/15/26 (a)	265,719	266,577
SoFi Alternative Trust, Series 2019-C, Class PT, 4.010% VRN 1/25/45 (a) (b)	2,164,436	2,212,371

	Principal Amount	Value
SoFi Professional Loan Program LLC Series 2017-F, Class A1FX, 2.050% 1/25/41 (a)	$203,371	$203,264
Series 2017-A, Class A1, 1 mo. USD LIBOR + .700% 2.492% FRN 3/26/40 (a)	326,310	326,626
Series 2015-A, Class A1, 1 mo. USD LIBOR + 1.200% 2.992% FRN 3/25/33 (a)	65,721	65,768
Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750% 3.542% FRN 8/25/36 (a)	261,518	265,221

		59,640,488

WL Collateral CMO — 8.6%
Angel Oak Mortgage Trust, Series 2018-3, Class A3, 3.238% VRN 5/25/59 (a) (b)	1,732,330	1,740,104
Banc of America Funding, Series 2006-G, Class 2A1, 1 mo. USD LIBOR + .440% 2.205% FRN 7/20/36	1,858,082	1,831,451
BRAVO Residential Funding Trust 2019-NQM1, Series 2019-NQM1, Class A1, 2.666% VRN 7/25/59 (a) (b)	1,121,663	1,114,718
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000% 2.658% FRN 8/25/49 (a)	4,604,997	4,595,236
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A3, 3.030% VRN 7/25/49 (a) (b)	1,340,760	1,336,370
Deephaven Residential Mortgage Trust Series 2018-1A, Class A1, 2.976% VRN 12/25/57 (a) (b)	402,513	401,053
Series 2018-1A, Class A2, 3.027% VRN 12/25/57 (a) (b)	402,513	401,047
Series 2018-2A, Class A1, 3.479% VRN 4/25/58 (a) (b)	1,189,511	1,189,436
Series 2019-1A, Class A3, 3.948% VRN 1/25/59 (a) (b)	305,522	307,950
Series 2018-4A, Class A3, 4.285% VRN 10/25/58 (a) (b)	1,907,971	1,914,051
JP Morgan Mortgage Trust Series 2018-1, Class A5, 3.500% VRN 6/25/48 (a) (b)	535,908	544,156
Series 2018-3, Class A5, 3.500% VRN 9/25/48 (a) (b)	810,895	822,868
Series 2017-6, Class A5, 3.500% VRN 12/25/48 (a) (b)	758,554	769,755
New Residential Mortgage Loan Trust, Series 2019-NQM1, Class A3, 3.928% VRN 1/25/49 (a) (b)	1,300,992	1,321,304

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-4, Class 1APT, 1 mo. USD LIBOR + .310% 2.102% FRN 11/25/35	$1,519,841	$1,519,158
PSMC Trust, Series 2018-1, Class A3, 3.500% VRN 2/25/48 (a) (b)	770,163	782,017
Sequoia Mortgage Trust Series 2018-3, Class A4, 3.500% VRN 3/25/48 (a) (b)	678,936	687,264
Series 2018-CH1, Class A10, 4.000% VRN 2/25/48 (a) (b)	429,221	437,231
Series 2018-CH2, Class A12, 4.000% VRN 6/25/48 (a) (b)	1,369,489	1,379,296
Series 2018-CH3, Class A11, 4.000% VRN 8/25/48 (a) (b)	386,525	393,783
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3, 2.916% VRN 9/27/49 (a) (b)	1,070,651	1,063,499
Verus Securitization Trust Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (b)	1,004,796	1,007,838
Series 2019-1, Class A3, 4.040% VRN 2/25/59 (a) (b)	5,168,579	5,202,953

		30,762,538

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $172,478,999)		175,272,782

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 1.4%
Pass-Through Securities — 0.1%
Federal Home Loan Mortgage Corp. Pool #1Q0239, 1 year CMT + 2.223% 4.624% 3/01/37	236,717	249,300

Whole Loans — 1.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2018-HQA1, Class M1, 1 mo. USD LIBOR + .700% 2.492% FRN 9/25/30	1,179,420	1,179,419
Federal National Mortgage Association Connecticut Avenue Securities Series 2017-C07, Class 1M1, 1 mo. USD LIBOR + .650% 2.442% FRN 5/25/30	965,505	965,504

	Principal Amount	Value
Series 2018-C03, Class 1M1, 1 mo. USD LIBOR + .680% 2.472% FRN 10/25/30	$988,933	$989,195
Series 2018-C05, Class 1M1, 1 mo. USD LIBOR + .720% 2.512% FRN 1/25/31	1,586,840	1,587,515
Series 2016-C06, Class 1M1, 1 mo. USD LIBOR + 1.300% 3.092% FRN 4/25/29	157,896	158,177
Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450% 3.242% FRN 1/25/29	2,162	2,163

		4,881,973

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $5,123,677)		5,131,273

U.S. TREASURY OBLIGATIONS — 86.9%
U.S. Treasury Bonds & Notes — 86.9%
U.S. Treasury Inflation Index 0.125% 4/15/22 (c)	8,486,042	8,473,515
0.125% 7/15/22 (c)	12,308,890	12,360,294
0.125% 1/15/23 (c)	19,699,046	19,697,083
0.125% 7/15/24 (c)	17,881,545	17,988,008
0.125% 10/15/24	7,321,681	7,363,824
0.125% 7/15/26 (c)	11,808,830	11,846,078
0.250% 1/15/25 (c)	19,555,920	19,729,646
0.250% 7/15/29	6,840,732	6,907,113
0.375% 7/15/25 (c)	16,569,630	16,907,149
0.375% 1/15/27	5,938,936	6,029,045
0.375% 7/15/27 (c)	18,461,723	18,831,548
0.500% 4/15/24	8,402,088	8,537,923
0.500% 1/15/28 (c)	12,857,687	13,189,940
0.625% 4/15/23 (c)	19,812,926	20,119,553
0.625% 1/15/26	5,875,112	6,055,145
0.625% 2/15/43 (c)	6,491,650	6,564,784
0.750% 7/15/28 (c)	10,943,370	11,512,641
0.750% 2/15/45 (c)	8,742,160	9,065,717
0.875% 1/15/29 (c)	8,035,682	8,533,068
0.875% 2/15/47 (c)	6,396,060	6,853,634
1.000% 2/15/48 (c)	7,565,448	8,370,946
1.000% 2/15/49 (c)	4,243,873	4,715,565
1.375% 2/15/44 (c)	6,762,796	7,974,899
1.750% 1/15/28 (c)	6,755,705	7,589,187
2.000% 1/15/26 (c)	5,186,040	5,764,524
2.125% 2/15/41 (c)	4,700,240	6,190,642
2.375% 1/15/25 (c)	8,190,900	9,128,645
2.375% 1/15/27 (c)	4,083,264	4,713,076
3.375% 4/15/32 (c)	2,899,460	3,980,654
3.625% 4/15/28 (c)	4,772,970	6,105,499

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
3.875% 4/15/29 (c)	$7,012,589	$9,356,692

		310,456,037

TOTAL U.S. TREASURY OBLIGATIONS (Cost $300,523,546)		310,456,037

TOTAL BONDS & NOTES (Cost $479,728,353)		492,458,231

TOTAL PURCHASED OPTIONS (#) — 0.5% (Cost $2,179,298)		1,908,090

TOTAL LONG-TERM INVESTMENTS (Cost $481,907,651)		494,366,321

SHORT-TERM INVESTMENTS — 33.1%
Commercial Paper — 33.0%
Avangrid, Inc. 2.068% 1/21/20 (a)	6,000,000	5,993,091
Bemis Co., Inc. 2.033% 1/27/20 (a)	6,000,000	5,990,919
Boeing Co. 2.216% 3/09/20 (a)	7,000,000	6,973,341
Centerpoint Energy, Inc. 2.011% 1/13/20 (a)	3,000,000	2,998,034
Diageo Capital PLC 1.980% 1/24/20 (a)	6,000,000	5,992,628
Duke Energy Corp. 2.031% 1/27/20 (a)	6,000,000	5,990,919
Dupont De Nemours, Inc. 1.901% 1/06/20 (a)	2,000,000	1,999,398
1.982% 1/27/20 (a)	5,000,000	4,992,384
Entergy Corp. 1.965% 1/22/20 (a)	2,000,000	1,997,596
1.997% 2/18/20 (a)	4,000,000	3,988,578
Erac USA Finance LLC 2.015% 1/16/20 (a)	1,000,000	999,139
Exelon Corp. 1.826% 1/06/20 (a)	4,000,000	3,998,796
FMC Tech, Inc. 2.084% 1/07/20 (a)	1,000,000	999,646
2.084% 1/10/20 (a)	1,000,000	999,483
2.286% 1/31/20 (a)	4,000,000	3,992,960
General Electric Co. 2.124% 3/17/20	4,000,000	3,981,683
Mondelez International, Inc. 1.923% 1/21/20 (a)	6,000,000	5,993,091
National Grid USA 1.985% 2/10/20 (a)	3,500,000	3,491,693

	Principal Amount	Value
Parker-Hannifin Corp. 1.990% 3/23/20 (a)	$5,000,000	$4,978,201
2.041% 3/10/20 (a)	2,000,000	1,992,716
Public Service Enterprise Group, Inc. 2.182% 1/21/20 (a)	6,000,000	5,993,091
Reckitt Benckiser Treasury Services PLC 2.152% 4/21/20 (a)	1,000,000	993,768
2.492% 3/13/20 (a)	6,000,000	5,977,163
Sempra Energy Holding 1.980% 1/03/20 (a)	2,500,000	2,499,632
Telus Corp. 2.048% 2/04/20 (a)	5,000,000	4,989,986
Transcanada Pipelines Ltd. 2.037% 1/27/20 (a)	6,000,000	5,990,919
VW Credit, Inc. 2.090% 1/30/20 (a)	6,000,000	5,989,800
Walgreens Boots Alliance, Inc. 2.304% 1/27/20	1,000,000	998,486
2.340% 2/24/20	6,000,000	5,980,567

		117,757,708

Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (d)	266,735	266,735

TOTAL SHORT-TERM INVESTMENTS (Cost $118,019,589)		118,024,443

TOTAL INVESTMENTS — 171.3% (Cost $599,927,240) (e)		612,390,764

Other Assets/(Liabilities) — (71.3)%		(254,893,306)

NET ASSETS — 100.0%		$357,497,458

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
VRN	Variable Rate Note
WL	Whole Loan

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2019, the aggregate market value of these securities amounted to $249,848,465 or 69.89% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2019.

(c)	A portion of this security is pledged/held as collateral for open derivatives, and/or reverse repurchase agreements. (Note 2).
(d)

Maturity value of $266,747. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $272,511.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	131.1%
Cayman Islands	5.4%
Ireland	1.5%
Japan	0.2%

Total Long-Term Investments	138.2%
Short-Term Investments and Other Assets and Liabilities	(38.2)%

Net Assets	100.0%

(#) Interest Rate Swaptions Purchased

				Paid by Fund		Received by Fund
Description	Counterparty		Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC	*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD 5,620,000	$369,767	$280,957	$88,810

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International	*	1/31/33	3-Month USD LIBOR BBA	Quarterly	2.61%	Semi-Annually	USD 3,155,000	230,832	151,440	79,392

									600,599	432,397	168,202

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC	*	12/13/32	2.94%	Semi- Annually	3-Month USD LIBOR BBA	Quarterly	USD 22,880,000	$875,726	$1,143,840	$(268,114)

10-Year Interest Rate Swap, 2/02/43	Credit Suisse International	*	1/31/33	3.11%	Semi- Annually	3-Month USD LIBOR BBA	Quarterly	USD 12,590,000	431,765	603,061	(171,296)

									1,307,491	1,746,901	(439,410)

									$1,908,090	$2,179,298	$(271,208)

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	3/20/20	68	$10,807,340	$(205,715)
U.S. Treasury Note 2 Year	3/31/20	56	12,083,836	(15,836)

				$(221,551)

Short
U.S. Treasury Ultra 10 Year	3/20/20	52	$(7,399,216)	$82,653
U.S. Treasury Ultra Bond	3/20/20	22	(4,067,177)	70,739
U.S. Treasury Note 5 Year	3/31/20	79	(9,396,665)	26,524

				$179,916

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount	Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency
3-Month USD LIBOR BBA	Quarterly	Fixed 2.775%	Semi-Annually	7/02/20	USD 24,300,000	$112,984	$-	$112,984
3-Month USD LIBOR BBA	Quarterly	Fixed 2.988%	Semi-Annually	12/04/21	USD 10,160,000	250,390	-	250,390

						$363,374	$-	$363,374

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount	Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency
2.314%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	10/01/20	USD 12,000,000	$(123,124)	$-	$(123,124)
1.570%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	1/10/21	USD 12,900,000	51,638	-	51,638
1.740%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	8/02/22	USD 1,000,000	1,324	-	1,324
1.633%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	11/06/21	USD 10,000,000	41,797	-	41,797
1.643%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	12/09/21	USD 40,000,000	147,884	-	147,884
1.669%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	11/08/22	USD 15,900,000	78,006	-	78,006

							$197,525	$-	$197,525

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Reverse Repurchase agreements

Description	Value	Value Including Accrued Interest
Agreement with BNP Paribas SA, dated 11/15/19, 2.150%, to be repurchased on demand until 2/13/20 at value plus accrued interest.	$62,699,000	$62,874,993
Agreement with CIBC, dated 11/15/19, 1.950%, to be repurchased on demand until 1/15/20 at value plus accrued interest.	47,250,950	47,371,243
Agreement with Daiwa Securities, dated 11/13/19, 1.920%, to be repurchased on demand until 1/10/20 at value plus accrued interest.	53,363,750	53,503,207
Agreement with HSBC Bank USA, dated 11/13/19, 1.850%, to be repurchased on demand until 2/13/20 at value plus accrued interest.	45,417,500	45,531,864
Agreement with HSBC Bank USA, dated 11/19/19, 1.900%, to be repurchased on demand until 2/19/20 at value plus accrued interest.	13,561,029	13,591,805
Agreement with Morgan Stanley & Co. LLC, dated 11/15/19, 1.880%, to be repurchased on demand until 2/14/20 at value plus accrued interest.	37,305,000	37,396,563

	$259,597,229	$260,269,675

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments

December 31, 2019

	Principal Amount	Value
BONDS & NOTES — 96.4%

CORPORATE DEBT — 37.1%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. 3.750% 10/01/21	$200,000	$205,570

Agriculture — 1.3%
BAT Capital Corp. 3.222% 8/15/24	415,000	424,494
Bunge Ltd. Finance Corp. 3.500% 11/24/20	930,000	941,601
Imperial Brands Finance PLC 3.125% 7/26/24 (a)	400,000	404,002
3.500% 2/11/23 (a)	387,000	396,127
Reynolds American, Inc. 4.000% 6/12/22	540,000	562,103

		2,728,327

Airlines — 0.0%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	22,307	22,959

Auto Manufacturers — 1.2%
Ford Motor Credit Co. LLC 3 mo. USD LIBOR + .810% 2.853% FRN 4/05/21	405,000	403,112
3 mo. USD LIBOR + 1.235% 3.145% FRN 2/15/23	275,000	270,400
3.350% 11/01/22	365,000	368,714
General Motors Financial Co., Inc. 3.250% 1/05/23	970,000	991,443
Hyundai Capital America 2.850% 11/01/22 (a)	320,000	323,566
Nissan Motor Acceptance Corp. 1.900% 9/14/21 (a)	200,000	198,499

		2,555,734

Banks — 7.0%
Banco Santander SA 3.500% 4/11/22	600,000	616,397
Bank of America Corp. 3 mo. USD LIBOR + .930% 2.816% VRN 7/21/23	2,110,000	2,143,749
Barclays Bank PLC 10.179% 6/12/21 (a)	504,000	560,258
Barclays PLC 3 mo. USD LIBOR + 1.380% 3.284% FRN 5/16/24	485,000	490,539
Citigroup, Inc. 3 mo. USD LIBOR + .722% 3.142% VRN 1/24/23	1,195,000	1,218,415
Credit Suisse AG 6.500% 8/08/23 (a)	930,000	1,035,787

	Principal Amount	Value
Discover Bank 3.350% 2/06/23	$673,000	$694,078
4.200% 8/08/23	310,000	329,566
First Horizon National Corp. 3.500% 12/15/20	520,000	525,717
The Goldman Sachs Group, Inc. 3.200% 2/23/23	2,115,000	2,174,465
HSBC Holdings PLC 4.250% 3/14/24	495,000	525,268
JP Morgan Chase & Co. 4.500% 1/24/22	1,145,000	1,202,276
Mitsubishi UFJ Financial Group, Inc. 2.665% 7/25/22	820,000	832,149
Morgan Stanley 3.750% 2/25/23	1,090,000	1,141,459
Sumitomo Mitsui Financial Group, Inc. 2.448% 9/27/24	520,000	521,329
Synchrony Bank 3.000% 6/15/22	470,000	479,220

		14,490,672

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc. 3.500% 1/12/24	1,075,000	1,132,887
Bacardi Ltd. 4.450% 5/15/25 (a)	83,000	89,515
Keurig Dr Pepper, Inc. 4.057% 5/25/23	625,000	659,188
Molson Coors Brewing Co. 2.100% 7/15/21	230,000	230,202
3.500% 5/01/22	197,000	202,534

		2,314,326

Building Materials — 0.5%
Martin Marietta Materials, Inc. 3 mo. USD LIBOR + .650% 2.549% FRN 5/22/20	295,000	295,342
Masco Corp. 3.500% 4/01/21	170,000	172,532
Standard Industries, Inc. 5.500% 2/15/23 (a)	560,000	569,100

		1,036,974

Chemicals — 1.4%
DuPont de Nemours, Inc. 4.205% 11/15/23	480,000	513,575
Huntsman International LLC 5.125% 11/15/22	960,000	1,025,437
RPM International, Inc. 3.450% 11/15/22	8,000	8,203
The Sherwin-Williams Co. 2.750% 6/01/22	241,000	245,219

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Syngenta Finance NV 3.698% 4/24/20 (a)	$440,000	$441,384
4.441% 4/24/23 (a)	570,000	595,288

		2,829,106

Computers — 1.0%
Dell International LLC/EMC Corp. 4.000% 7/15/24 (a)	414,000	433,758
Genpact Luxembourg Sarl 3.375% 12/01/24	335,000	336,554
3.700% STEP 4/01/22	635,000	644,242
Leidos Holdings, Inc. 4.450% 12/01/20	635,000	643,217

		2,057,771

Diversified Financial Services — 2.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.875% 8/14/24	845,000	852,604
Aircastle Ltd. 5.000% 4/01/23	1,010,000	1,080,277
Ameriprise Financial, Inc. 3.000% 3/22/22	165,000	168,782
3.700% 10/15/24	115,000	122,851
4.000% 10/15/23	105,000	112,549
Antares Holdings LP 6.000% 8/15/23 (a)	473,000	497,658
Brookfield Finance, Inc. 4.000% 4/01/24	580,000	622,095
LeasePlan Corp. NV 2.875% 10/24/24 (a)	280,000	279,905
Park Aerospace Holdings Ltd. 5.250% 8/15/22 (a)	1,250,000	1,331,750
Synchrony Financial 2.850% 7/25/22	605,000	612,476

		5,680,947

Electric — 1.0%
Ameren Corp. 2.500% 9/15/24	345,000	346,539
2.700% 11/15/20	455,000	457,437
EDP Finance BV 4.125% 1/15/20 (a)	252,000	251,727
Enel Finance International NV 2.875% 5/25/22 (a)	285,000	288,682
Entergy Texas, Inc. 2.550% 6/01/21	95,000	95,060
Puget Energy, Inc. 6.000% 9/01/21	260,000	276,126
6.500% 12/15/20	255,000	265,224

		1,980,795

Electronics — 0.4%
The ADT Security Corp. 6.250% 10/15/21	490,000	516,950

	Principal Amount	Value
FLIR Systems, Inc. 3.125% 6/15/21	$230,000	$231,869

		748,819

Foods — 0.3%
McCormick & Co., Inc. 2.700% 8/15/22	570,000	579,072

Household Products & Wares — 0.5%
Church & Dwight Co., Inc. 2.875% 10/01/22	901,000	917,933

Housewares — 0.3%
Newell Brands, Inc. 3.850% STEP 4/01/23	659,000	684,840

Insurance — 2.8%
American International Group, Inc. 3.750% 7/10/25	490,000	524,470
AmTrust Financial Services, Inc. 6.125% 8/15/23 (b)	585,000	597,427
Athene Global Funding 2.750% 6/25/24 (a)	1,020,000	1,030,379
CNA Financial Corp. 5.750% 8/15/21	443,000	468,282
Enstar Group Ltd. 4.500% 3/10/22	685,000	710,276
Jackson National Life Global Funding 2.500% 6/27/22 (a)	745,000	755,506
Lincoln National Corp. 4.000% 9/01/23	122,000	129,907
6.250% 2/15/20	340,000	341,569
Reinsurance Group of America, Inc. 5.000% 6/01/21	400,000	415,480
Trinity Acquisition PLC 3.500% 9/15/21	600,000	611,537
Willis Towers Watson PLC 5.750% 3/15/21	190,000	198,042

		5,782,875

Investment Companies — 1.3%
Ares Capital Corp. 4.200% 6/10/24	953,000	997,978
BlackRock TCP Capital Corp. 3.900% 8/23/24	360,000	367,843
4.125% 8/11/22	675,000	699,014
TPG Specialty Lending, Inc. 3.875% 11/01/24	655,000	659,824

		2,724,659

Iron & Steel — 0.1%
Steel Dynamics, Inc. 2.800% 12/15/24	250,000	251,603

Lodging — 0.5%
Las Vegas Sands Corp. 3.200% 8/08/24	1,025,000	1,055,346

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Machinery – Diversified — 0.3%
CNH Industrial Capital LLC 3.875% 10/15/21	$635,000	$651,599

Media — 0.7%
Discovery Communications LLC 2.950% 3/20/23	435,000	443,353
Sirius XM Radio, Inc. 3.875% 8/01/22 (a)	1,047,000	1,069,249

		1,512,602

Mining — 1.1%
Glencore Finance Canada Ltd. 4.250% STEP 10/25/22 (a)	254,000	265,945
Glencore Funding LLC 4.125% 5/30/23 (a)	360,000	375,157
Kinross Gold Corp. 5.125% 9/01/21	370,000	384,800
5.950% 3/15/24	550,000	610,500
Newcrest Finance Pty Ltd. 4.200% 10/01/22 (a)	565,000	589,074

		2,225,476

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc. 4.125% STEP 10/01/21	495,000	501,806

Oil & Gas — 0.9%
Antero Resources Corp. 5.375% 11/01/21	436,000	415,154
Continental Resources, Inc. 5.000% 9/15/22	390,000	392,797
Diamondback Energy, Inc. 2.875% 12/01/24	550,000	556,422
EQT Corp. 3.000% 10/01/22	565,000	555,287

		1,919,660

Packaging & Containers — 0.4%
Graphic Packaging International LLC 4.750% 4/15/21	759,000	777,026

Pharmaceuticals — 2.5%
AbbVie, Inc. 2.300% 11/21/22 (a)	515,000	517,603
Allergan Funding SCS 3.800% 3/15/25	495,000	520,199
Becton Dickinson and Co. 3 mo. USD LIBOR + .875% 2.836% FRN 12/29/20	489,000	489,240
Bristol-Myers Squibb Co. 4.000% 8/15/23 (a)	200,000	213,115
Cardinal Health, Inc. 3 mo. USD LIBOR + .770% 2.664% FRN 6/15/22	790,000	793,420

	Principal Amount	Value
Cigna Corp. 3.300% 2/25/21 (a)	$745,000	$754,526
4.000% 2/15/22 (a)	316,000	326,277
CVS Health Corp. 2.625% 8/15/24	175,000	176,493
3.700% 3/09/23	305,000	317,912
Mylan, Inc. 3.125% 1/15/23 (a)	525,000	532,752
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	360,000	366,846
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	240,000	232,428

		5,240,811

Pipelines — 1.7%
Energy Transfer Operating LP 4.200% 9/15/23	960,000	1,008,097
EnLink Midstream Partners LP 4.400% 4/01/24	490,000	475,349
EQM Midstream Partners LP 4.750% 7/15/23	505,000	506,612
MPLX LP 3 mo. USD LIBOR + 1.100% 2.985% FRN 9/09/22	1,050,000	1,054,195
Plains All American Pipeline LP/PAA Finance Corp. 3.850% 10/15/23	384,000	397,688

		3,441,941

Private Equity — 0.3%
Hercules Capital, Inc. 4.625% 10/23/22	610,000	614,963

Real Estate Investment Trusts (REITS) — 1.6%
CubeSmart LP 4.375% 12/15/23	313,000	333,296
Essex Portfolio LP 3.500% 4/01/25	130,000	136,492
3.875% 5/01/24	170,000	179,733
SBA Tower Trust 2.836% 1/15/25 (a)	1,450,000	1,464,780
Service Properties Trust 4.350% 10/01/24	73,000	75,021
Tanger Properties LP 3.875% 12/01/23	510,000	525,099
VEREIT Operating Partnership LP 4.600% 2/06/24	570,000	615,878

		3,330,299

Retail — 1.7%
Advance Auto Parts, Inc. 4.500% 12/01/23	306,000	328,001
Dollar Tree, Inc. 3.700% 5/15/23	940,000	979,526

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
O’Reilly Automotive, Inc. 3.800% 9/01/22	$123,000	$127,965
3.850% 6/15/23	873,000	913,464
QVC, Inc. 4.375% 3/15/23	1,060,000	1,094,185

		3,443,141

Semiconductors — 0.6%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.000% 1/15/22	490,000	497,249
Microchip Technology, Inc. 3.922% 6/01/21	390,000	398,845
NXP BV/NXP Funding LLC 4.125% 6/01/21 (a)	370,000	379,357

		1,275,451

Telecommunications — 0.8%
Qwest Corp 6.750% 12/01/21	485,000	522,204
Sprint Communications, Inc. 9.250% 4/15/22	330,000	377,025
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	770,000	800,323

		1,699,552

Transportation — 0.3%
Ryder System, Inc. 3.400% 3/01/23	175,000	180,494
3.750% 6/09/23	482,000	503,643

		684,137

Trucking & Leasing — 0.5%
DAE Funding LLC 4.000% 8/01/20 (a) (b)	205,000	206,281
Penske Truck Leasing Co. LP/PTL Finance Corp. 4.875% 7/11/22 (a)	860,000	914,773

		1,121,054

TOTAL CORPORATE DEBT (Cost $75,008,618)		77,087,846

MUNICIPAL OBLIGATIONS — 0.2%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2, 3 mo. USD LIBOR + 0.900% 2.840% FRN 4/26/27	22,095	22,116
Pennsylvania Higher Education Assistance Agency, Series 2006-2, Class B, 28 day ARS 2.820% FRN 10/25/42	450,000	444,384

		466,500

TOTAL MUNICIPAL OBLIGATIONS (Cost $465,908)		466,500

	Principal Amount	Value

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 54.7%
Auto Floor Plan ABS — 0.4%
Navistar Financial Dealer Note Master Owner Trust II Series 2019-1, Class C, 1 mo. USD LIBOR + .950% 2.742% FRN 5/25/24 (a)	$236,000	$236,163
Series 2018-1, Class C, 1 mo. USD LIBOR + 1.050% 2.842% FRN 9/25/23 (a)	160,000	160,137
Series 2019-1, Class D, 1 mo. USD LIBOR + 1.450% 3.242% FRN 5/25/24 (a)	214,000	214,000
Series 2018-1, Class D, 1 mo. USD LIBOR + 1.550% 3.342% FRN 9/25/23 (a)	230,000	230,214

		840,514

Automobile ABS — 8.5%
American Credit Acceptance Receivables Trust Series 2017-4, Class C, 2.940% 1/10/24 (a)	356,499	356,954
Series 2019-1, Class C, 3.500% 4/14/25 (a)	675,000	684,247
AmeriCredit Automobile Receivables Trust, Series 2019-3, Class D 2.580% 9/18/25	588,000	586,113
Avis Budget Rental Car Funding AESOP LLC Series 2019-3A, Class B, 2.650% 3/20/26 (a)	1,600,000	1,581,140
Series 2019-3A, Class C, 3.150% 3/20/26 (a)	1,083,000	1,070,786
Series 2019-1A, Class C, 4.530% 3/20/23 (a)	233,000	238,498
Series 2018-1A, Class C, 4.730% 9/20/24 (a)	500,000	522,835
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B 3.630% 1/19/24 (a)	180,000	183,953
Carmax Auto Owner Trust 2019-4, Series 2019-4, Class D 2.800% 4/15/26	560,000	556,366
Carvana Auto Receivables Trust, Series 2019-4A, Class D 3.070% 7/15/25 (a)	719,000	717,541
Drive Auto Receivables Trust Series 2019-4, Class D, 2.700% 2/16/27	550,000	548,569
Series 2019-1, Class C, 3.780% 4/15/25	525,000	533,638

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DT Auto Owner Trust, Series 2019-1A, Class C 3.610% 11/15/24 (a)	$100,000	$101,685
Exeter Automobile Receivables Trust Series 2019-3A, Class D, 3.110% 8/15/25 (a)	400,000	402,688
Series 2018-2A, Class B, 3.270% 5/16/22 (a)	128,736	128,940
Series 2019-1A, Class B, 3.450% 2/15/23 (a)	165,000	166,289
First Investors Auto Owner Trust, Series 2017-3A, Class B 2.720% 4/17/23 (a)	340,000	341,405
Flagship Credit Auto Trust Series 2016-4, Class B, 2.410% 10/15/21 (a)	82,828	82,828
Series 2018-1, Class A, 2.590% 6/15/22 (a)	177,354	177,501
Series 2017-1, Class B, 2.830% 3/15/23 (a)	177,166	177,270
Series 2017-4, Class C, 2.920% 11/15/23 (a)	650,000	655,353
Series 2018-1, Class B, 3.130% 1/17/23 (a)	1,250,000	1,257,863
GLS Auto Receivables Trust, Series 2018-3A, Class A 3.350% 8/15/22 (a)	109,593	110,031
Hertz Fleet Lease Funding LP, Series 2019-1, Class D 3.440% 1/10/33 (a)	649,000	653,390
Hertz Vehicle Financing LLC, Series 2018-3A, Class B 4.370% 7/25/24 (a)	330,000	343,996
Hertz Vehicle Financing LP Series 2019-3A, Class B, 3.030% 12/26/25 (a)	410,000	407,949
Series 2017-1A, Class B, 3.560% 10/25/21 (a)	910,000	915,345
Series 2018-1A, Class B, 3.600% 2/25/24 (a)	770,000	784,198
Series 2017-2A, Class B, 4.200% 10/25/23 (a)	450,000	465,619
Series 2016-2A, Class C, 4.990% 3/25/22 (a)	1,800,000	1,838,950
Oscar US Funding X LLC, Series 2019-1A, Class A4 3.270% 5/11/26 (a)	500,000	512,470
Santander Revolving Auto Loan Trust Series 2019-A, Class B, 2.800% 1/26/32 (a)	170,000	169,134
Series 2019-A, Class C, 3.000% 1/26/32 (a)	101,000	100,196
Series 2019-A, Class D, 3.450% 1/26/32 (a)	215,000	213,356

		17,587,096

	Principal Amount	Value
Commercial MBS — 3.6%
BAMLL Commercial Mortgage Securities Trust Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 3.090% FRN 9/15/34 (a)	$130,000	$129,926
Series 2019-BPR, Class DMP, 4.024% VRN 11/05/32 (a) (c)	450,000	443,343
Series 2019-BPR, Class CMP, 4.024% VRN 11/05/32 (a) (c)	370,000	377,414
BHMS Mortgage Trust Series 2018-ATLS, Class A, 1 mo. USD LIBOR + 1.250% 2.990% FRN 7/15/35 (a)	770,000	768,555
Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 3.240% FRN 7/15/35 (a)	950,000	948,215
BX Commercial Mortgage Trust Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 3.440% FRN 11/15/35 (a)	728,000	730,034
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 3.540% FRN 10/15/36 (a)	316,000	316,296
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 3.740% FRN 10/15/36 (a)	386,000	386,241
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150% 3.890% FRN 12/15/37 (a)	545,194	547,073
Commercial Mortgage Trust Series 2014-CR14, Class A2, 3.147% 2/10/47	97,636	97,801
Series 2015-DC1, Class AM, 3.724% 2/10/48	480,000	499,739
Series 2015-DC1, Class B, 4.035% VRN 2/10/48 (c)	333,000	347,094
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600% 3.340% FRN 5/15/36 (a)	200,000	200,125
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.619% VRN 7/10/38 (c)	61,910	62,469
Hudson Yards Mortgage Trust, Series 2019-30HY, Class E, 3.443% VRN 7/10/39 (a) (c)	700,000	683,230
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800% 3.540% FRN 5/15/36 (a)	251,000	250,850
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B 3.769% 2/15/46	250,000	257,391

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2012-STAR, Class D 4.057% 8/05/34 (a)	$400,000	$410,029
MSCG Trust, Series 2018-SELF, Class C, 1 mo. USD LIBOR + 1.180% 2.920% FRN 10/15/37 (a)	90,000	90,056
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.503% VRN 8/15/39 (c)	116	116
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, 2.997% VRN 10/25/46 (c)	40,297	40,407
VMC Finance LLC, Series 2018-FL1, Class A, 1 mo. USD LIBOR + .820% 2.557% FRN 3/15/35 (a)	7,671	7,652

		7,594,056

Home Equity ABS — 0.0%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240% 2.032% FRN 10/25/34 (a)	75,293	75,158

Other ABS — 23.5%
321 Henderson Receivables I LLC Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 1.940% FRN 3/15/41 (a)	45,300	44,814
Series 2010-3A, Class A, 3.820% 12/15/48 (a)	185,256	193,000
AASET Trust, Series 2017-1A, Class A 3.967% 5/16/42 (a)	154,988	156,257
AASET US Ltd., Series 2018-2A, Class A 4.454% 11/18/38 (a)	667,418	680,224
Adams Outdoor Advertising LP, Series 2018-1, Class A 4.810% 11/15/48 (a)	393,440	408,248
American Tower Trust #1, Series 13, Class 2A 3.070% 3/15/48 (a)	500,000	507,208
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (a)	288,000	292,482
Ascentium Equipment Receivables Trust Series 2019-1A, Class D, 3.470% 5/12/25 (a)	164,000	166,580
Series 2018-2A, Class B, 3.760% 5/10/24 (a)	709,000	730,422
Series 2019-2A, Class E, 3.780% 5/10/27 (a)	669,000	664,331
Series 2018-2A, Class E, 5.180% 7/10/26 (a)	940,000	972,892
Avant Loans Funding Trust, Series 2019-A, Class A 3.480% 7/15/22 (a)	255,308	256,339

	Principal Amount	Value
Bain Capital Credit CLO Ltd., Series 2016-2A, Class BR, 3 mo. USD LIBOR + 1.800% 3.801% FRN 1/15/29 (a)	$750,000	$750,706
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class A2R, 3 mo. USD LIBOR + 1.750% 3.751% FRN 1/15/29 (a)	500,000	499,104
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.940% 5/25/29 (a)	121,432	121,514
Series 2019-A, Class B, 3.780% 9/26/33 (a)	329,311	336,099
CAL Funding Ltd., Series 2018-2A, Class A 4.340% 9/25/43 (a)	253,750	257,387
Capital Automotive REIT Series 2017-1A, Class A1, 3.870% 4/15/47 (a)	245,933	247,140
Series 2017-1A, Class A2, 4.180% 4/15/47 (a)	614,833	624,898
Castlelake Aircraft Structured Trust, Series 2018-1, Class A 4.125% 6/15/43 (a)	311,679	316,832
Cazenovia Creek Funding LLC, Series 2015-1A, Class A 2.000% 12/10/23 (a)	363	362
Cbam Clo Management Cbam 2018 6a A1r 144a, 3 mo. USD LIBOR + 1.270% 3.016% FRN 1/15/31 (a)	500,000	499,967
CIFC Funding Ltd. Series 2017-3A, Class A1, 3 mo. USD LIBOR + 1.220% 3.186% FRN 7/20/30 (a)	500,000	499,008
Series 2015-4A, Class A2R, 3 mo. USD LIBOR + 1.850% 3.816% FRN 10/20/27 (a)	300,000	300,395
CLI Funding VI LLC, Series 2017-1A, Class A 3.620% 5/18/42 (a)	434,120	431,492
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.252% FRN 9/25/34	4,584	4,370
DB Master Finance LLC Series 2019-1A, Class A2I, 3.787% 5/20/49 (a)	274,620	277,847
Series 2019-1A, Class A2II, 4.021% 5/20/49 (a)	324,370	330,767
Denali Capital CLO X LLC, Series 2013-1A, Class A1, 3 mo. USD LIBOR + 1.050% 2.986% FRN 10/26/27 (a)	350,000	350,003
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.890% 2/20/32 (a)	556,915	556,314

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2016-1, Class A, 3.080% 11/20/28 (a)	$240,165	$241,068
Series 2018-1, Class A, 3.700% 1/21/31 (a)	196,603	201,146
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II, 3.082% 7/25/47 (a)	343,000	343,203
Series 2018-1A, Class A2I, 4.116% 7/25/48 (a)	355,500	363,527
Drug Royalty II LP, Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850% 5.153% FRN 7/15/23 (a)	8,495	8,500
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A, 2.690% 3/25/30 (a)	134,834	135,152
Series 2016-A, Class A, 2.730% 4/25/28 (a)	248,210	248,207
Series 2017-A, Class B, 2.960% 3/25/30 (a)	399,509	397,639
Series 2014-A, Class B, 3.020% VRN 2/25/27 (a) (c)	39,809	39,463
Series 2019-A, Class C, 3.450% 1/25/34 (a)	823,418	819,623
Elmwood CLO Ltd., Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450% 3.416% FRN 4/20/31 (a)	350,000	351,126
FCI Funding LLC, Series 2019-1A, Class A 3.630% 2/18/31 (a)	143,959	144,569
Galaxy CLO Ltd., Series 2015-20A, Class AR, 3 mo. USD LIBOR + 1.000% 2.966% FRN 4/20/31 (a)	600,000	594,103
Global SC Finance II SRL, Series 2013-1A, Class A 2.980% 4/17/28 (a)	98,333	98,563
Global SC Finance IV Ltd., Series 2017-1A, Class A 3.850% 4/15/37 (a)	246,562	252,442
Goodgreen Trust Series 2019-2A, Class A, 2.760% 10/15/54 (a)	624,687	619,331
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	335,509	341,307
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	314,356	327,717
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (c)	286,703	299,120
Hero Funding Trust Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	210,743	210,148
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	210,335	215,425
Series 2015-1A, Class A, 3.840% 9/21/40 (a)	453,172	465,620
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	379,376	394,693

	Principal Amount	Value
Hilton Grand Vacations Trust, Series 2017-AA, Class B 2.960% 12/26/28 (a)	$157,215	$157,884
Horizon Aircraft Finance Ltd., Series 2018-1, Class A 4.458% 12/15/38 (a)	546,064	560,595
KDAC Aircraft Finance Ltd., Series 2017-1A, Class A 4.212% 12/15/42 (a)	198,217	200,361
KREF Ltd., Series 2018-FL1, Class AS, 1 mo. USD LIBOR + 1.350% 3.087% FRN 6/15/36 (a)	1,150,000	1,149,997
Lendmark Funding Trust, Series 2018-1A, Class A 3.810% 12/21/26 (a)	350,000	354,734
MACH 1 Cayman Ltd., Series 2019-1, Class A 3.474% 10/15/39 (a)	396,766	394,039
Madison Park Funding Ltd., Series 2015-19A, Class A2R, 3 mo. USD LIBOR + 1.750% 3.703% FRN 1/22/28 (a)	1,000,000	996,834
Madison Park Funding XXIII Ltd., Series 2017-23A, Class B, 3 mo. USD LIBOR + 1.700% 3.636% FRN 7/27/30 (a)	500,000	500,025
Mariner Finance Issuance Trust, Series 2018-AA, Class A 4.200% 11/20/30 (a)	903,000	920,317
Marlette Funding Trust Series 2019-2A, Class A, 3.130% 7/16/29 (a)	127,046	127,857
Series 2019-2A, Class B, 3.530% 7/16/29 (a)	146,000	148,152
Mosaic Solar Loans LLC Series 2018-2GS, Class A, 4.200% 2/22/44 (a)	264,038	273,465
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	69,599	72,309
MVW Owner Trust, Series 2013-1A, Class A 2.150% 4/22/30 (a)	40,272	40,259
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BR, 3 mo. USD LIBOR + 1.250% 3.251% FRN 1/15/28 (a)	600,000	594,280
New Residential Advance Receivables Trust Advance Receivables Backed Series 2019-T3, Class CT3, 2.710% 9/15/52 (a)	344,000	343,966
Series 2019-T4, Class DT4, 2.804% 10/15/51 (a)	714,000	712,200
Series 2019-T3, Class DT3, 3.055% 9/15/52 (a)	600,000	599,024

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-T2, Class DT2, 3.060% 8/15/53 (a)	$220,000	$218,302
NP SPE II LLC Series 2019-1A, Class A1, 2.574% 9/20/49 (a)	232,709	232,313
Series 2017-1A, Class A1, 3.372% 10/21/47 (a)	147,919	149,363
OCP CLO Ltd., Series 2015-8A, Class A2AR, 3 mo. USD LIBOR + 1.450% 3.452% FRN 4/17/27 (a)	650,000	650,205
OneMain Financial Issuance Trust Series 2019-2A, Class A, 3.140% 10/14/36 (a)	1,500,000	1,480,597
Series 2019-2A, Class C, 3.660% 10/14/36 (a)	600,000	591,056
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.610% 3/08/29 (a)	467,600	468,172
Series 2016-A, Class B, 2.910% 3/08/29 (a)	191,749	190,114
Series 2019-A, Class D, 4.930% 4/09/38 (a)	641,112	652,157
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (a)	65,449	65,751
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850% 4.642% FRN 2/25/23 (a)	250,000	251,475
Recette Clo Ltd., Series 2015-1A, Class CR, 3 mo. USD LIBOR + 1.700% 3.666% FRN 10/20/27 (a)	250,000	250,006
Riserva Clo Ltd., Series 2016-3A, Class BR, 3 mo. USD LIBOR + 1.700% 3.703% FRN 10/18/28 (a)	750,000	749,646
Rockford Tower CLO Ltd., Series 2017-3A, Class A, 3 mo. USD LIBOR + 1.190% 3.156% FRN 10/20/30 (a)	1,000,000	998,281
RR 3 Ltd., Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090% 3.091% FRN 1/15/30 (a)	400,000	396,604
RR 6 Ltd., Series 2019-6A, Class A2, 3 mo. USD LIBOR + 1.920% 3.921% FRN 4/15/30 (a)	250,000	250,099
SBA Tower Trust, Series 2014-2A, Class C, 3.869% STEP 10/15/49 (a)	430,000	447,663
Securitized Equipment Receivable 3.760% 10/11/24	270,000	270,273
4.200% 10/11/24	310,000	310,936

	Principal Amount	Value
Sierra Receivables Funding LLC Series 2015-3A, Class A, 2.580% 9/20/32 (a)	$34,688	$34,688
Series 2016-2A, Class B, 2.780% 7/20/33 (a)	123,816	124,420
Series 2017-1A, Class A, 2.910% 3/20/34 (a)	206,701	208,637
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	512,296	510,413
Series 2015-3A, Class B, 3.080% 9/20/32 (a)	13,342	13,393
Series 2019-2A, Class C, 3.120% 5/20/36 (a)	87,851	88,370
Series 2018-1A, Class B, 4.236% 4/20/35	445,305	454,578
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	392,440	399,365
SoFi Consumer Loan Program Trust Series 2016-2A, Class A, 3.090% 10/27/25 (a)	49,263	49,367
Series 2018-3, Class A1, 3.200% 8/25/27 (a)	46,924	47,002
Series 2016-1A, Class A, 3.260% 8/25/25 (a)	247,149	248,880
Series 2017-2, Class A, 3.280% 2/25/26 (a)	137,529	138,066
Series 2019-3, Class D, 3.890% 5/25/28 (a)	772,000	783,152
Store Master Funding I-VII, Series 2018-1A, Class A3 4.400% 10/20/48 (a)	516,967	543,415
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + .800% 2.592% FRN 11/25/35 (a)	291,629	286,303
Taco Bell Funding LLC, Series 2018-1A, Class A2I 4.318% 11/25/48 (a)	990,000	1,013,070
TAL Advantage LLC Series 2014-2A, Class A2, 3.330% 5/20/39 (a)	265,833	266,083
Series 2017-1A, Class A, 4.500% 4/20/42 (a)	364,206	373,677
TLF National Tax Lien Trust, Series 2017-1A, Class A 3.090% 12/15/29 (a)	511,470	512,664
Trafigura Securitisation Finance PLC Series 2018-1A, Class A1, 1 mo. USD LIBOR + .730% 2.470% FRN 3/15/22 (a)	610,000	608,418
Series 2017-1A, Class B, 1 mo. USD LIBOR + 1.700% 3.440% FRN 12/15/20 (a)	260,000	260,395

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-1A, Class B, 4.290% 3/15/22 (a)	$920,000	$939,750
Treman Park CLO Ltd., Series 2015-1A, Class ARR, 3 mo. USD LIBOR + 1.070% 3.036% FRN 10/20/28 (a)	1,000,000	1,000,143
Trinity Rail Leasing LP Series 2018-1A, Class A1, 3.820% 6/17/48 (a)	509,530	513,863
Series 2019-1A, Class A, 3.820% 4/17/49 (a)	664,420	681,176
Trip Rail Master Funding LLC Series 2017-1A, Class A1, 2.709% 8/15/47 (a)	93,527	93,542
Series 2011-1A, Class A2, 6.024% 7/15/41 (a)	668,991	691,742
Triton Container Finance LLC Series 2017-2A, Class A, 3.620% 8/20/42 (a)	816,060	815,899
Series 2018-2A, Class A, 4.190% 6/22/43 (a)	467,500	473,605
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.540% 7/20/33 (a)	268,909	267,801
Series 2018-A, Class C, 4.020% 2/20/36 (a)	202,136	207,866
Welk Resorts LLC Series 2015-AA, Class A, 2.790% 6/16/31 (a)	46,113	45,814
Series 2017-AA, Class B, 3.410% 6/15/33 (a)	152,194	151,082
Westgate Resorts LLC Series 2017-1A, Class A, 3.050% 12/20/30 (a)	133,834	134,309
Series 2018-1A, Class A, 3.380% 12/20/31 (a)	257,256	260,127
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750% STEP 9/15/43 (a)	244,289	255,131

		48,854,211

Student Loans ABS — 11.4%
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 7/25/58 (a)	140,000	132,016
AccessLex Institute Series 2004-A, Class A3, 28 day ARS, 1.699% FRN 7/01/39	600,000	590,868
Series 2003-A, Class A3, 3 mo. CMT + 1.200% 2.790% VRN 7/01/38	9,735	9,725

	Principal Amount	Value
College Avenue Student Loans LLC Series 2018-A, Class A1, 1 mo. USD LIBOR + 1.200% 2.992% FRN 12/26/47 (a)	$515,714	$512,725
Series 2017-A, Class A1, FRN, 1 mo. USD LIBOR + 1.650% 3.442% FRN 11/26/46 (a)	433,984	435,871
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490% 2.476% FRN 1/15/37	182,278	169,924
Commonbond Student Loan Trust Series 2019-AGS, Class B, 3.040% 1/25/47 (a)	622,000	617,837
Series 2018-AGS, Class C, 3.820% 2/25/44 (a)	103,710	105,885
Series 2018-BGS, Class C, 4.120% 9/25/45 (a)	104,520	107,246
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	102,275	103,151
Series 2017-AGS, Class C, 5.280% 5/25/41 (a)	118,655	122,078
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500% 1/25/30 (a)	65,565	63,516
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900% 3.608% FRN 10/25/44 (a)	327,187	327,439
Earnest Student Loan Program LLC Series 2016-C, Class A2, 2.680% 7/25/35 (a)	161,632	161,983
Series 2016-D, Class A2, 2.720% 1/25/41 (a)	143,868	144,092
Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050% 3.842% FRN 2/26/35 (a)	70,035	70,464
ECMC Group Student Loan Trust Series 2018-2A, Class A, 1 mo. USD LIBOR + .800% 2.592% FRN 9/25/68 (a)	433,204	425,086
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 2.992% FRN 12/27/66 (a)	963,068	963,067
EdLinc Student Loan Funding, Series 2017-A, Class A, PRIME - 1.150% 4.350% FRN 12/01/47 (a)	439,214	433,067
Educational Funding of the South, Inc., Series 2011-1, Class A2, 3 mo. USD LIBOR + .650% 2.590% FRN 4/25/35	397,730	393,866

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ELFI Graduate Loan Program LLC Series 2018-A, Class A1, 1 mo. USD LIBOR + .750% 2.458% FRN 8/25/42 (a)	$320,928	$321,023
Series 2018-A, Class B, 4.000% 8/25/42 (a)	250,000	256,971
Higher Education Funding I, Series 2004-1, Class B1, 28 day ARS 3.387% FRN 1/01/44 (a)	950,000	840,965
Laurel Road Prime Student Loan Trust Series 2019-A, Class BFX, 3.000% 10/25/48 (a)	319,000	320,549
Series 2017-B, Class CFX, 3.610% 8/25/42 (a)	213,742	214,093
Series 2018-B, Class BFX, 3.720% 5/26/43 (a)	237,342	241,849
Navient Student Loan Trust Series 2018-BA, Class A2B, 1 mo. USD LIBOR + .720% 2.460% FRN 12/15/59 (a)	170,000	169,470
Series 2018-1A, Class A3, 1 mo. USD LIBOR + .720% 2.512% FRN 3/25/67 (a)	850,000	836,716
Series 2018-A, Class A1, 2.530% 2/18/42 (a)	112,242	112,346
Series 2019-1A, Class A2, 1 mo. USD LIBOR + .900% 2.692% FRN 12/27/67 (a)	400,000	400,304
Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150% 2.942% FRN 7/26/66 (a)	750,000	754,833
Series 2016-7A, Class A, 1 mo. USD LIBOR + 1.150% 2.955% FRN 3/25/66 (a)	743,174	743,871
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.042% FRN 6/25/65 (a)	596,296	603,307
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.092% FRN 3/25/66 (a)	560,000	567,468
Series 2019-A, Class A2A, 3.420% 1/15/43 (a)	291,000	297,441
Nelnet Private Education Loan Trust Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 3.542% FRN 12/26/40 (a)	149,725	149,034
Series 2016-A, Class A1B, 3.600% 12/26/40 (a)	107,816	108,868
Nelnet Student Loan Trust Series 2007-2A, Class A4A2, 28 day ARS 3.014% FRN 6/25/35 (a)	600,000	598,255

	Principal Amount	Value
Series 2014-1A, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 10/25/47 (a)	$270,000	$259,254
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 6/25/54 (a)	130,000	127,695
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200% 2.110% FRN 2/15/45	324,948	305,326
SLM Student Loan Trust Series 2006-2, Class R, 0.000%1/25/41	1,396	691,020
Series 2005-5, Class A4, 3 mo. USD LIBOR + .140% 2.080% FRN 10/25/28	197,716	196,259
Series 2006-10, Class A6, 3 mo. USD LIBOR + .150% 2.090% FRN 3/25/44	940,000	883,542
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 2.140% FRN 1/27/42	983,002	904,381
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.150% FRN 10/25/40	391,121	364,644
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.160% FRN 3/25/44	618,381	559,461
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 2.230% FRN 1/25/44	532,092	497,298
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 2.240% FRN 7/25/25	110,173	110,018
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 2.240% FRN 1/25/41	396,443	371,158
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 2.250% FRN 1/25/55	157,306	145,976
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 2.540% FRN 10/25/65 (a)	400,000	390,952
Series 2003-5, Class A7, 28 day ARS 2.894% FRN 6/15/30	50,000	50,000
Series 2013-4, Class B, 1 mo. USD LIBOR + 1.500% 3.292% FRN 12/28/70	120,000	116,240
SMB Private Education Loan Trust Series 2018-C, Class A2B, 1 mo. USD LIBOR + .750% 2.490% FRN 11/15/35 (a)	500,000	498,690

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870% 2.610% FRN 7/15/36 (a)	$504,000	$503,394
Series 2019-B, Class A2B, 1 mo. USD LIBOR + 1.000% 2.740% FRN 6/15/37 (a)	500,000	500,834
Series 2016-C, Class A2B, 1 mo. USD LIBOR + 1.100% 2.840% FRN 9/15/34 (a)	204,145	205,798
Series 2014-A, Class A2B, 1 mo. USD LIBOR + 1.150% 2.890% FRN 5/15/26 (a)	236,780	237,902
Series 2016-B, Class A2B, 1 mo. USD LIBOR + 1.450% 3.190% FRN 2/17/32 (a)	89,563	90,749
SoFi Professional Loan Program LLC Series 2015-A, Class RC, 0.000%3/25/33 (a)	200	165,000
Series 2017-D, Class R1, 0.000%9/25/40 (a)	1,000,000	499,130
Series 2018-A, Class R1, 0.000%2/25/42 (a)	1,000,000	773,000
Series 2018-D, Class R1, 0.000%2/25/48 (a)	956,000	329,820
Series 2019-A, Class R1, 0.000%6/15/48 (a)	1,314,800	408,280
Series 2016-D, Class A1, 1 mo. USD LIBOR + .950% 2.742% FRN 1/25/39 (a)	41,674	41,859
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200% 2.992% FRN 6/25/33 (a)	69,062	69,482

		23,724,431

WL Collateral CMO — 7.3%
Angel Oak Mortgage Trust Series 2018-3, Class A3, 3.238% VRN 5/25/59 (a) (c)	376,594	378,283
Series 2019-6, Class M1, 3.389% VRN 11/25/59 (a) (c)	800,000	803,263
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, 4.624% VRN 8/25/34 (c)	4,198	4,142
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000% 2.658% FRN 8/25/49 (a)	1,726,874	1,723,214
Citigroup Mortgage Loan Trust Series 2019-IMC1, Class A3, 3.030% VRN 7/25/49 (a) (c)	604,795	602,814
Series 2019-IMC1, Class M1, 3.170% VRN 7/25/49 (a) (c)	391,000	388,827

	Principal Amount	Value
Countrywide Home Loans, Inc. Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (c)	$755	$719
Series 2004-2, Class 1A1, 4.608% VRN 2/25/34 (c)	3,414	3,195
Deephaven Residential Mortgage Trust Series 2018-1A, Class A2, 3.027% VRN 12/25/57 (a) (c)	230,950	230,109
Series 2019-4A, Class M1, 3.484% VRN 10/25/59 (a) (c)	550,000	548,679
Series 2018-2A, Class A3, 3.684% VRN 4/25/58 (a) (c)	456,801	456,756
Series 2018-3A, Class A3, 3.963% VRN 8/25/58 (a) (c)	390,230	392,056
Series 2018-4A, Class A3, 4.285% VRN 10/25/58 (a) (c)	547,658	549,404
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.306% VRN 8/25/34 (c)	1,086	1,073
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.946% VRN 8/25/34 (c)	6,910	6,668
JP Morgan Mortgage Trust Series 2018-1, Class A5, 3.500% VRN 6/25/48 (a) (c)	311,173	315,962
Series 2018-3, Class A5, 3.500% VRN 9/25/48 (a) (c)	479,165	486,240
Series 2018-4, Class A15, 3.500% VRN 10/25/48 (a) (c)	386,884	390,428
Series 2017-6, Class A5, 3.500% VRN 12/25/48 (a) (c)	422,911	429,155
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.250% VRN 2/25/34 (c)	360	342
Series 2003-A4, Class IA, 4.744% VRN 7/25/33 (c)	371	361
New Residential Mortgage Loan Trust Series 2016-4A, Class A1, 3.750% VRN 11/25/56 (a) (c)	261,855	269,924
Series 2019-NQM2, Class A3, 3.752% VRN 4/25/49 (a) (c)	193,709	196,358
Series 2019-NQM1, Class A3, 3.928% VRN 1/25/49 (a) (c)	547,786	556,339
PSMC Trust Series 2018-1, Class A3, 3.500% VRN 2/25/48 (a) (c)	473,947	481,241
Series 2018-2, Class A3, 3.500% VRN 6/25/48 (a) (c)	462,037	469,148
Sequoia Mortgage Trust Series 2015-1, Class A6, 2.500% VRN 1/25/45 (a) (c)	285,516	285,282
Series 2018-3, Class A4, 3.500% VRN 3/25/48 (a) (c)	522,781	529,193

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-5, Class A4, 3.500% VRN 5/25/48 (a) (c)	$389,456	$395,328
Series 2018-CH1, Class A10, 4.000% VRN 2/25/48 (a) (c)	214,610	218,615
Series 2018-CH2, Class A12, 4.000% VRN 6/25/48 (a) (c)	537,055	540,900
Series 2018-CH3, Class A11, 4.000% VRN 8/25/48 (a) (c)	284,808	290,155
Series 2018-7, Class A4, 4.000% VRN 9/25/48 (a) (c)	105,938	106,426
Series 2019-1, Class A4, 4.000% VRN 2/25/49 (a) (c)	81,893	82,970
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, 3.000% VRN 10/25/31 (a) (c)	578,497	587,085
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3, 2.916% VRN 9/27/49 (a) (c)	620,458	616,314
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.133% VRN 3/25/34 (c)	3,934	3,835
TIAA Bank Mortgage Loan Trust, Series 2018-2, Class A4, 3.500% VRN 7/25/48 (a) (c)	225,545	228,471
Verus Securitization Trust Series 2019-4, Class M1, 3.207% VRN 11/25/59 (a) (c)	430,000	426,110
Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (c)	913,450	916,216
Series 2019-INV3, Class M1, 3.279% VRN 11/25/59 (a) (c)	265,000	265,027
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.640% FRN 4/25/44	10,073	9,857

		15,186,484

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $113,897,802)		113,861,950

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 1.9%
Collateralized Mortgage Obligations — 0.5%
Federal Home Loan Mortgage Corp. Series 4720, Class A 3.000% 3/15/41	289,444	292,601
Federal National Mortgage Association Series 2015-80, Class CA, 3.000% 4/25/40	504,401	509,959
Series 2015-63, Class KA, 3.000% 1/25/41	219,046	222,605

	Principal Amount	Value
Government National Mortgage Association (c) Series 2014-131, Class BW 4.043% 5/20/41	$98,421	$103,181

		1,128,346

Pass-Through Securities — 0.0%
Federal Home Loan Mortgage Corp. Pool #C01079 7.500% 10/01/30	216	251
Pool #C01135 7.500% 2/01/31	918	1,064
Federal National Mortgage Association Pool #725692 1 year CMT + 2.138% 4.357% FRN 10/01/33	12,945	13,633
Pool #888586 1 year CMT + 2.195% 4.370% FRN 10/01/34	16,008	16,859
Pool #775539 12 mo. USD LIBOR + 1.636% 4.511% FRN 5/01/34	5,290	5,524
Pool #575667 7.000% 3/01/31	2,187	2,533
Pool #529453 7.500% 1/01/30	466	540
Pool #535996 7.500% 6/01/31	869	1,011
Pool #252926 8.000% 12/01/29	21	24
Pool #532819 8.000% 3/01/30	28	32
Pool #534703 8.000% 5/01/30	470	543
Pool #253437 8.000% 9/01/30	24	28
Pool #253481 8.000% 10/01/30	10	12
Pool #190317 8.000% 8/01/31	502	582
Pool #602008 8.000% 8/01/31	691	800
Pool #596656 8.000% 8/01/31	19	19
Pool #597220 8.000% 9/01/31	579	675
Government National Mortgage Association Pool #371146 7.000% 9/15/23	44	46
Pool #352022 7.000% 11/15/23	663	704
Pool #491089 7.000% 12/15/28	1,411	1,536
Pool #500928 7.000% 5/15/29	605	687
Pool #478658 7.000% 5/15/29	381	433
Pool #510083 7.000% 7/15/29	156	176
Pool #499410 7.000% 7/15/29	223	253
Pool #493723 7.000% 8/15/29	446	508
Pool #581417 7.000% 7/15/32	2,151	2,455
Government National Mortgage Association II Pool #008746 1 year CMT + 1.500% 4.125% FRN 11/20/25	614	624
Pool #080136 1 year CMT + 1.500% 4.125% FRN 11/20/27	133	135

		51,687

Whole Loans — 1.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2019-DNA3, Class M2, 1 mo. USD LIBOR + 2.050% 3.842% FRN 7/25/49 (a)	299,000	300,288

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R03, Class 1M2, 1 mo. USD LIBOR + 2.150% 3.942% FRN 9/25/31 (a)	$630,000	$633,323
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 4.092% FRN 8/25/31 (a)	1,550,000	1,560,609
Series 2019-R01, Class 2M2, 1 mo. USD LIBOR + 2.450% 4.242% FRN 7/25/31 (a)	300,000	303,215

		2,797,435

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $3,974,653)		3,977,468

U.S. TREASURY OBLIGATIONS — 2.5%
U.S. Treasury Bonds & Notes — 2.5%
U.S. Treasury Note 8.000% 11/15/21 (d)	4,720,000	5,268,457

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,399,606)		5,268,457

TOTAL BONDS & NOTES (Cost $198,746,587)		200,662,221

TOTAL PURCHASED OPTIONS (#) — 0.7% (Cost $1,677,708)		1,470,122

	Number of Shares

MUTUAL FUNDS — 0.4%
Diversified Financial Services — 0.4%
State Street Navigator Securities Lending Prime Portfolio (e)	827,725	827,725

TOTAL MUTUAL FUNDS (Cost $827,725)		827,725

TOTAL LONG-TERM INVESTMENTS (Cost $201,252,020)		202,960,068

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 2.7%
Commercial Paper — 2.7%
Duke Energy Corp. 2.031% 1/27/20 (a)	$2,000,000	$1,996,973
General Electric Co. 2.110% 2/18/20	1,000,000	997,131
Public Service Enterprise Group, Inc. 2.192% 1/21/20 (a)	1,500,000	1,498,273
Viacomcbs, Inc. 1.981% 2/03/20 (a)	1,000,000	998,158

		5,490,535

TOTAL SHORT-TERM INVESTMENTS (Cost $5,490,772)		5,490,535

TOTAL INVESTMENTS — 100.2% (Cost $206,742,792) (f)		208,450,603

Other Assets/(Liabilities) — (0.2)%		(441,015)

NET ASSETS — 100.0%		$208,009,588

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2019, the aggregate market value of these securities amounted to $127,284,811 or 61.19% of net assets.

(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $811,209 or 0.39% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2019.

(d)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(e)	Represents investment of security lending cash collateral. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

(#) Interest Rate Swaptions Purchased

				Paid by Fund		Received by Fund
Description	Counterparty		Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, terminates 12/15/42	Barclays Bank PLC	*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi- Annually	USD 3,170,000	$208,570	$158,476	$50,094

10-Year Interest Rate Swap, terminates 2/02/43	Credit Suisse International	*	1/31/33	3-Month USD LIBOR BBA	Quarterly	2.61%	Semi- Annually	USD 3,655,000	267,415	175,440	91,975

									475,985	333,916	142,069

Put
10-Year Interest Rate Swap, terminates 12/15/42	Barclays Bank PLC	*	12/13/32	2.94%	Semi- Annually	3-Month USD LIBOR BBA	Quarterly	USD 12,910,000	$494,127	$645,410	$(151,283)

10-Year Interest Rate Swap, terminates 2/02/43	Credit Suisse International	*	1/31/33	3.11%	Semi- Annually	3-Month USD LIBOR BBA	Quarterly	USD 14,580,000	500,010	698,382	(198,372)

									994,137	1,343,792	(349,655)

									$1,470,122	$1,677,708	$(207,586)

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	3/20/20	163	$21,166,336	$(233,570)

Short
90 Day Eurodollar	3/16/20	2	$(487,093)	$(4,232)
U.S. Treasury Ultra 10 Year	3/20/20	71	(10,108,950)	119,028
U.S. Treasury Note 2 Year	3/31/20	201	(43,348,489)	32,989
U.S. Treasury Note 5 Year	3/31/20	589	(70,206,493)	345,571
90 Day Eurodollar	6/15/20	2	(487,381)	(4,169)
90 Day Eurodollar	9/14/20	2	(487,593)	(4,232)

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Short (Continued)
90 Day Eurodollar	12/14/20	2	$(487,568)	$(4,332)
90 Day Eurodollar	3/15/21	2	(487,743)	(4,457)
90 Day Eurodollar	9/13/21	3	(731,728)	(6,535)
90 Day Eurodollar	3/14/22	3	(731,503)	(6,385)
90 Day Eurodollar	9/19/22	3	(731,203)	(6,272)
90 Day Eurodollar	3/13/23	2	(487,168)	(4,157)
90 Day Eurodollar	12/18/23	3	(730,078)	(6,235)
90 Day Eurodollar	12/16/24	7	(1,701,416)	(14,372)

				$432,210

Currency Legend

USD	U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	81.4%
Cayman Islands	7.1%
Ireland	1.6%
United Kingdom	1.4%
Netherlands	1.2%
Bermuda	1.0%
Japan	0.9%
Luxembourg	0.7%
Canada	0.7%
Switzerland	0.5%
Sweden	0.4%
Spain	0.3%
Australia	0.3%
Barbados	0.0%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 99.6%

COMMON STOCK — 99.6%
Basic Materials — 3.5%
Iron & Steel — 0.7%
Allegheny Technologies, Inc. (a) (b)	41,057	$848,237

Mining — 2.8%
Compass Minerals International, Inc. (b)	20,715	1,262,786
Kaiser Aluminum Corp.	17,805	1,974,397

		3,237,183

		4,085,420

Communications — 2.5%
Internet — 1.6%
Etsy, Inc. (a)	13,274	588,038
Q2 Holdings, Inc. (a)	15,736	1,275,875

		1,863,913

Media — 0.9%
Houghton Mifflin Harcourt Co. (a)	173,084	1,081,775

		2,945,688

Consumer, Cyclical — 12.7%
Airlines — 1.0%
Spirit Airlines, Inc. (a)	27,787	1,120,094

Auto Manufacturers — 0.6%
Navistar International Corp. (a)	26,330	761,990

Auto Parts & Equipment — 2.7%
Dorman Products, Inc. (a)	16,786	1,271,036
Visteon Corp. (a) (b)	21,671	1,876,492

		3,147,528

Entertainment — 0.5%
Cedar Fair LP (c)	10,595	587,387

Retail — 7.9%
AutoNation, Inc. (a)	27,794	1,351,622
BJ’s Wholesale Club Holdings, Inc. (a) (b)	64,219	1,460,340
Jack in the Box, Inc.	18,280	1,426,388
Suburban Propane Partners LP (c)	86,329	1,886,289
Texas Roadhouse, Inc.	30,732	1,730,826
The Wendy’s Co.	64,356	1,429,347

		9,284,812

		14,901,811

Consumer, Non-cyclical — 21.6%
Biotechnology — 1.0%
Emergent BioSolutions, Inc. (a)	21,786	1,175,355

Commercial Services — 6.6%
ASGN, Inc. (a)	37,616	2,669,608
Korn Ferry	57,280	2,428,672
Monro, Inc. (b)	23,456	1,834,259

	Number of Shares	Value
Paylocity Holding Corp. (a) (b)	7,221	$872,441

		7,804,980

Foods — 0.8%
BellRing Brands, Inc. Class A (a)	42,226	898,992

Health Care – Products — 6.4%
Adaptive Biotechnologies Corp. (a)	8,024	240,078
AtriCure, Inc. (a)	22,440	729,524
Inspire Medical Systems, Inc. (a)	19,347	1,435,741
Intersect ENT, Inc. (a)	26,510	660,099
Quidel Corp. (a)	17,707	1,328,556
Repligen Corp. (a)	18,369	1,699,133
Tandem Diabetes Care, Inc. (a) (b)	22,913	1,365,844

		7,458,975

Health Care – Services — 3.7%
Addus HomeCare Corp. (a)	13,775	1,339,205
LHC Group, Inc. (a)	11,659	1,606,144
Teladoc Health, Inc. (a) (b)	17,151	1,435,882

		4,381,231

Household Products & Wares — 1.5%
Acco Brands Corp.	185,304	1,734,445

Pharmaceuticals — 1.6%
Axsome Therapeutics, Inc. (a) (b)	5,013	518,143
G1 Therapeutics, Inc. (a) (b)	12,676	335,027
TherapeuticsMD, Inc. (a) (b)	127,340	308,163
uniQure NV (a) (b)	10,020	718,033

		1,879,366

		25,333,344

Energy — 4.9%
Energy – Alternate Sources — 1.4%
Renewable Energy Group, Inc. (a) (b)	62,276	1,678,338

Oil & Gas — 2.3%
Matador Resources Co. (a)	127,421	2,289,755
Range Resources Corp. (b)	72,110	349,734

		2,639,489

Pipelines — 1.2%
Noble Midstream Partners LP (c)	52,719	1,400,217

		5,718,044

Financial — 21.7%
Banks — 5.1%
The Bank of NT Butterfield & Son Ltd.	39,469	1,461,142
BankUnited, Inc.	17,279	631,720
Cathay General Bancorp	24,446	930,170
CrossFirst Bankshares, Inc. (a)	30,973	446,631
Heritage Financial Corp.	35,595	1,007,339
IBERIABANK Corp.	19,833	1,484,104

		5,961,106

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 2.9%
Federated Investors, Inc. Class B	27,570	$898,506
Focus Financial Partners, Inc. Class A (a) (b)	26,872	791,918
Stifel Financial Corp.	29,008	1,759,335

		3,449,759

Insurance — 1.4%
ProAssurance Corp.	30,335	1,096,307
ProSight Global, Inc. (a)	33,532	540,871

		1,637,178

Real Estate Investment Trusts (REITS) — 6.8%
Brandywine Realty Trust	103,992	1,637,874
DiamondRock Hospitality Co. (b)	164,025	1,817,397
EPR Properties	15,090	1,065,958
Four Corners Property Trust, Inc.	75,456	2,127,105
National Storage Affiliates Trust	39,338	1,322,543

		7,970,877

Savings & Loans — 5.5%
Berkshire Hills Bancorp, Inc.	30,380	998,894
OceanFirst Financial Corp.	42,600	1,088,004
Pacific Premier Bancorp, Inc.	26,214	854,707
Sterling Bancorp	55,944	1,179,300
WSFS Financial Corp.	53,535	2,355,005

		6,475,910

		25,494,830

Industrial — 15.2%
Building Materials — 2.7%
Masonite International Corp. (a)	19,521	1,409,612
Summit Materials, Inc. Class A (a)	75,860	1,813,054

		3,222,666

Electrical Components & Equipment — 3.5%
Energizer Holdings, Inc. (b)	31,270	1,570,380
EnerSys	6,728	503,456
Generac Holdings, Inc. (a)	19,988	2,010,593

		4,084,429

Electronics — 1.1%
Atkore International Group, Inc. (a)	30,789	1,245,723

Engineering & Construction — 2.9%
Comfort Systems USA, Inc.	10,864	541,570
KBR, Inc.	59,010	1,799,805
TopBuild Corp. (a)	10,074	1,038,428

		3,379,803

Environmental Controls — 0.8%
Evoqua Water Technologies Corp. (a)	48,574	920,477

Machinery – Diversified — 0.5%
Chart Industries, Inc. (a)	9,643	650,806

Metal Fabricate & Hardware — 1.9%
Mayville Engineering Co., Inc. (a)	34,830	326,706

	Number of Shares	Value
Rexnord Corp. (a)	56,931	$1,857,089

		2,183,795

Miscellaneous – Manufacturing — 0.9%
EnPro Industries, Inc.	15,860	1,060,717

Transportation — 0.4%
CryoPort, Inc. (a) (b)	27,490	452,485

Trucking & Leasing — 0.5%
The Greenbrier Cos., Inc.	19,680	638,222

		17,839,123

Technology — 14.2%
Computers — 3.2%
CACI International, Inc. Class A (a)	9,859	2,464,651
Perspecta, Inc.	47,782	1,263,356

		3,728,007

Semiconductors — 4.9%
Brooks Automation, Inc.	39,467	1,656,035
MKS Instruments, Inc.	23,022	2,532,650
Semtech Corp. (a)	30,681	1,623,025

		5,811,710

Software — 6.1%
Bottomline Technologies de, Inc. (a)	27,631	1,481,022
Envestnet, Inc. (a)	10,166	707,859
j2 Global, Inc. (b)	24,771	2,321,290
Zynga, Inc. Class A (a)	438,483	2,683,516

		7,193,687

		16,733,404

Utilities — 3.3%
Electric — 1.7%
Avista Corp.	41,782	2,009,297

Gas — 1.6%
South Jersey Industries, Inc. (b)	57,694	1,902,748

		3,912,045

TOTAL COMMON STOCK (Cost $91,351,694)		116,963,709

TOTAL EQUITIES (Cost $91,351,694)		116,963,709

MUTUAL FUNDS — 3.6%
Diversified Financial Services — 3.6%
State Street Navigator Securities Lending Prime Portfolio (d)	4,281,922	4,281,922

TOTAL MUTUAL FUNDS (Cost $4,281,922)		4,281,922

TOTAL LONG-TERM INVESTMENTS (Cost $95,633,616)		121,245,631

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (e)	$787,225	$787,225

TOTAL SHORT-TERM INVESTMENTS (Cost $787,225)		787,225

TOTAL INVESTMENTS — 103.9% (Cost $96,420,841) (f)		122,032,856

Other Assets/(Liabilities) — (3.9)%		(4,626,018)

NET ASSETS — 100.0%		$117,406,838

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $18,149,807 or 15.46% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $14,343,792 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $787,260. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $807,250.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 98.8%
Basic Materials — 10.5%
Chemicals — 10.5%
The Chemours Co.	43,100	$779,679
Dow, Inc. (a)	21,000	1,149,330
DuPont de Nemours, Inc.	6,600	423,720
Ingevity Corp. (a)	6,639	580,116
Rayonier Advanced Materials, Inc.	4,600	17,664

		2,950,509

Communications — 10.2%
Media — 10.2%
Altice USA, Inc. Class A (a)	23,956	654,957
Cable One, Inc.	500	744,235
Liberty Broadband Corp. Class A (a)	3,500	435,960
Liberty Latin America Ltd. Class A (a)	54,100	1,044,130

		2,879,282

Consumer, Cyclical — 6.7%
Apparel — 2.8%
Kontoor Brands, Inc. (a) (b)	18,900	793,611

Distribution & Wholesale — 1.8%
IAA, Inc. (a)	10,300	484,718
Resideo Technologies, Inc. (a)	510	6,084

		490,802

Home Furnishing — 1.4%
Hamilton Beach Brands Holding Co. Class A	21,200	404,920

Leisure Time — 0.3%
Brunswick Corp.	1,500	89,970

Retail — 0.4%
J Alexander’s Holdings, Inc. (a)	11,500	109,940

		1,889,243

Consumer, Non-cyclical — 22.9%
Biotechnology — 0.7%
Corteva, Inc. (a)	6,600	195,096

Commercial Services — 6.8%
PayPal Holdings, Inc. (a)	17,774	1,922,614

Foods — 1.9%
Lamb Weston Holdings, Inc.	6,300	541,989

Health Care – Products — 8.5%
Danaher Corp.	5,400	828,792
Varex Imaging Corp. (a)	7,500	223,575
West Pharmaceutical Services, Inc.	8,920	1,340,944

		2,393,311

Pharmaceuticals — 5.0%
Zoetis, Inc.	10,538	1,394,704

		6,447,714

	Number of Shares	Value
Energy — 2.1%
Oil & Gas — 2.1%
Murphy USA, Inc. (a)	5,000	$585,000

Financial — 4.9%
Banks — 0.5%
City Holding Co.	1,809	148,248

Diversified Financial Services — 1.2%
Synchrony Financial	9,540	343,535

Real Estate Investment Trusts (REITS) — 3.2%
Four Corners Property Trust, Inc.	10,300	290,357
Gaming and Leisure Properties, Inc.	13,900	598,395

		888,752

		1,380,535

Industrial — 30.8%
Electronics — 16.9%
Allegion PLC	8,500	1,058,590
Fortive Corp.	5,900	450,701
Honeywell International, Inc.	3,060	541,620
Keysight Technologies, Inc. (a)	25,949	2,663,146
nVent Electric PLC	2,340	59,857

		4,773,914

Engineering & Construction — 9.4%
Arcosa, Inc.	51,488	2,293,791
Jacobs Engineering Group, Inc.	4,100	368,303

		2,662,094

Machinery – Construction & Mining — 3.1%
Oshkosh Corp.	9,202	870,969

Machinery – Diversified — 1.4%
Welbilt, Inc. (a)	24,400	380,884

		8,687,861

Technology — 10.7%
Computers — 10.7%
Hewlett Packard Enterprise Co.	147,300	2,336,178
Perspecta, Inc.	25,437	672,554

		3,008,732

TOTAL COMMON STOCK (Cost $22,429,350)		27,828,876

TOTAL EQUITIES (Cost $22,429,350)		27,828,876

TOTAL LONG-TERM INVESTMENTS (Cost $22,429,350)		27,828,876

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (c)	$389,562	$389,562

TOTAL SHORT-TERM INVESTMENTS (Cost $389,562)		389,562

TOTAL INVESTMENTS — 100.2% (Cost $22,818,912) (d)		28,218,438

Other Assets/(Liabilities) — (0.2)%		(51,550)

NET ASSETS — 100.0%		$28,166,888

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $54,671 or 0.19% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $56,225 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $389,579. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $401,054.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 97.5%

COMMON STOCK — 94.2%
Bermuda — 2.9%
Credicorp Ltd.	12,753	$2,718,047
Jardine Strategic Holdings Ltd.	46,089	1,413,118

		4,131,165

Brazil — 3.4%
Atacadao SA	241,300	1,403,825
B3 SA — Brasil Bolsa Balcao	130,265	1,391,986
Itau Unibanco Holding SA Sponsored ADR	70,685	646,768
Vale SA Sponsored ADR	102,002	1,346,426

		4,789,005

Cayman Islands — 22.3%
Alibaba Group Holding Ltd. Sponsored ADR (a)	47,317	10,035,936
Baozun, Inc. ADR (a) (b)	18,531	613,747
Budweiser Brewing Co. APAC Ltd. (a) (c)	732,300	2,472,515
Huazhu Group Ltd. ADR (b)	101,451	4,065,142
Hutchison China MediTech Ltd. ADR (a)	11,467	287,478
Innovent Biologics, Inc. (a) (c)	240,500	820,383
Meituan Dianping Class B (a)	114,800	1,503,394
OneConnect Financial Technology Co. Ltd. (a) (b)	44,585	447,187
Pagseguro Digital Ltd. (a) (b)	14,177	484,286
StoneCo Ltd. Class A (a) (b)	16,433	655,512
Tencent Holdings Ltd.	146,109	7,048,085
Wuxi Biologics Cayman, Inc. (a) (c)	55,500	703,933
ZTO Express Cayman, Inc. ADR	112,417	2,624,937

		31,762,535

Chile — 0.9%
SACI Falabella	295,980	1,276,456

China — 4.8%
China International Capital Corp. Ltd. Class H (c)	318,000	614,933
Jiangsu Hengrui Medicine Co. Ltd. Class A	258,960	3,256,390
Ping An Insurance Group Co. of China Ltd. Class A	187,562	2,302,207
Shanghai Junshi Bioscience Class H (a) (c)	25,800	88,209
Sinopharm Group Co. Ltd. Class H	178,168	651,670

		6,913,409

Colombia — 0.6%
Grupo Aval Acciones y Valores SA ADR	92,836	809,530

	Number of Shares	Value
Egypt — 0.6%
Commercial International Bank Egypt SAE	157,113	$812,485

France — 5.7%
Kering SA	11,173	7,360,453
LVMH Moet Hennessy Louis Vuitton SE	1,579	735,389

		8,095,842

Hong Kong — 5.3%
AIA Group Ltd.	475,200	4,999,891
Hang Lung Properties Ltd.	85,000	185,822
Hansoh Pharmaceutical Group Co. Ltd. (a) (c)	88,000	292,881
Hong Kong Exchanges & Clearing Ltd.	64,559	2,092,457

		7,571,051

India — 10.7%
Cholamandalam Investment and Finance Co. Ltd.	89,241	382,140
Housing Development Finance Corp. Ltd.	191,745	6,494,627
Kotak Mahindra Bank Ltd.	174,943	4,127,661
Oberoi Realty Ltd.	49,105	365,822
Tata Consultancy Services Ltd.	87,071	2,639,972
Zee Entertainment Enterprises Ltd.	315,798	1,293,355

		15,303,577

Indonesia — 1.0%
Bank Central Asia Tbk PT	270,300	649,361
Indocement Tunggal Prakarsa Tbk PT	353,897	485,605
Semen Indonesia Persero Tbk PT	318,800	275,060

		1,410,026

Italy — 2.0%
Moncler SpA	23,773	1,069,264
PRADA SpA	420,400	1,740,530

		2,809,794

Mexico — 7.1%
Alsea SAB de CV (a)	254,574	670,920
Fomento Economico Mexicano SAB de CV	406,542	3,834,385
Fomento Economico Mexicano SAB de CV Sponsored ADR	10,603	1,002,090
Grupo Aeroportuario del Sureste SAB de CV Class B	41,389	775,440
Grupo Financiero Banorte SAB de CV Class O	90,149	503,299
Grupo Financiero Inbursa SAB de CV Class O	713,473	875,450
Grupo Mexico SAB de CV Series B	795,130	2,185,951

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Wal-Mart de Mexico SAB de CV	76,433	$219,425

		10,066,960

Netherlands — 1.1%
Steinhoff International Holdings NV (a) (b)	125,656	7,531
Yandex NV Class A (a)	35,830	1,558,247

		1,565,778

Philippines — 2.2%
Ayala Land, Inc.	965,600	865,952
SM Investments Corp.	91,575	1,884,978
SM Prime Holdings, Inc.	421,712	349,777

		3,100,707

Republic of Korea — 2.6%
Amorepacific Corp.	4,966	856,418
AMOREPACIFIC Group	4,882	348,731
LG Household & Health Care Ltd.	501	545,771
Samsung Biologics Co. Ltd. (a) (c)	5,224	1,948,212

		3,699,132

Russia — 7.6%
LUKOIL PJSC Sponsored ADR	4	395
LUKOIL PJSC Sponsored ADR	8,421	836,561
MMC Norilsk Nickel PJSC	30	915
MMC Norilsk Nickel PJSC	1,015	312,803
MMC Norilsk Nickel PJSC ADR (Russia)	17,279	528,476
Novatek PJSC Sponsored GDR Registered	33	6,699
Novatek PJSC Sponsored GDR Registered	32,633	6,626,811
Polyus PJSC GDR (c) (d)	4,342	246,191
Sberbank of Russia PJSC	549,744	2,256,378

		10,815,229

South Africa — 2.3%
FirstRand Ltd.	666,311	2,996,653
Shoprite Holdings Ltd.	37,961	341,747

		3,338,400

Taiwan — 5.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	688,000	7,619,236

Thailand — 0.4%
Siam Commercial Bank PCL	148,400	604,425

Turkey — 1.3%
Akbank T.A.S. (a)	786,481	1,072,976
Anadolu Efes Biracilik Ve Malt Sanayii AS	124,437	482,978
BIM Birlesik Magazalar AS	42,978	337,304

		1,893,258

United Kingdom — 1.1%
Glencore PLC	489,260	1,529,879

	Number of Shares	Value
United States — 3.0%
MercadoLibre, Inc. (a)	717	$410,081
Yum China Holdings, Inc.	79,551	3,819,244

		4,229,325

TOTAL COMMON STOCK (Cost $108,025,560)		134,147,204

PREFERRED STOCK — 3.3%
Brazil — 1.7%
Lojas Americanas SA 0.350%	372,500	2,405,916

India — 0.1%
Zee Entertainment Enterprises Ltd. 6.000%	503,840	38,400

Singapore — 1.5%
Grab Holdings, Inc. (Acquired 6/18/19, Cost $2,160,355) (a) (d) (e) (f)	350,542	2,160,355

TOTAL PREFERRED STOCK (Cost $3,957,539)		4,604,671

TOTAL EQUITIES (Cost $111,983,099)		138,751,875

MUTUAL FUNDS — 0.8%
United States — 0.8%
State Street Navigator Securities Lending Prime Portfolio (g)	1,081,882	1,081,882

TOTAL MUTUAL FUNDS (Cost $1,081,882)		1,081,882

RIGHTS — 0.0%
Brazil — 0.0%
Lojas Americanas SA, Expires 01/8/20 (a) (d)	3,595	8,401

TOTAL RIGHTS (Cost $0)		8,401

TOTAL LONG-TERM INVESTMENTS (Cost $113,064,981)		139,842,158

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (h)	$3,177,619	$3,177,619

TOTAL SHORT-TERM INVESTMENTS (Cost $3,177,619)		3,177,619

TOTAL INVESTMENTS — 100.5% (Cost $116,242,600) (i)		143,019,777

Other Assets/(Liabilities) — (0.5)%		(654,344)

NET ASSETS — 100.0%		$142,365,433

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $5,364,766 or 3.77% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $4,475,911 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2019, the aggregate market value of these securities amounted to $7,187,257 or 5.05% of net assets.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2019, these securities amounted to a value of $2,414,947 or 1.70% of net assets.

(e)

Restricted security. Certain securities are restricted as to resale. At December 31, 2019, these securities amounted to a value of $2,160,355 or 1.52% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)	Investment was valued using significant unobservable inputs.
(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $3,177,761. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $3,244,425.

(i)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	27.3%
Consumer, Cyclical	18.7%
Communications	15.8%
Consumer, Non-cyclical	14.3%
Technology	7.5%
Energy	5.2%
Industrial	4.4%
Basic Materials	4.3%
Mutual Funds	0.8%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2019

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$33,596,358	$395,801,599
Repurchase agreements, at value (Note 2) (b)	5,798,441	6,851,445
Other short-term investments, at value (Note 2) (c)	-	138,195

Total investments (d)	39,394,799	402,791,239

Cash	-	30
Foreign currency, at value (e)	-	-
Receivables from:
Investments sold	-	1,020,129
Collateral pledged for reverse repurchase agreements (Note 2)	-	-
Open forward contracts (Note 2)	1,731	-
Investment adviser (Note 3)	-	-
Fund shares sold	949	44,198
Collateral pledged for open swap agreements (Note 2)	-	-
Variation margin on open derivative instruments (Note 2)	54,568	-
Interest and dividends	32,071	2,719,019
Interest tax reclaim receivable	-	-
Foreign taxes withheld	10,088	-
Open swap agreements, at value (Note 2)	-	-

Total assets	39,494,206	406,574,615

Liabilities:
Payables for:
Investments purchased	-	647,194
Collateral held for reverse repurchase agreements (Note 2)	-	-
Collateral held for open purchased options (Note 2)	-	-
Reverse repurchase agreements (Note 2)	-	-
Foreign currency overdraft	338	-
Investments purchased on a when-issued basis (Note 2)	-	6,041,448
Fund shares repurchased	-	142,116
Collateral held for securities on loan (Note 2) (f)	4,612,565	1,196,038
Open swap agreements, at value (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	1,660	28,562
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	17,319	140,318
Administration fees	4,330	52,620
Service fees	1,106	5,853
Due to custodian	1,070,000	-
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	52,497	149,580

Total liabilities	5,759,815	8,403,729

Net assets	$33,734,391	$398,170,886

Net assets consist of:
Paid-in capital	$28,633,170	$395,213,144
Accumulated Gain (Loss)	5,101,221	2,957,742

Net assets	$33,734,391	$398,170,886

(a) Cost of investments:	$29,945,979	$386,912,610
(b) Cost of repurchase agreements:	$5,798,441	$6,851,445
(c) Cost of other short-term investments:	$-	$138,155
(d) Securities on loan with market value of:	$4,517,367	$4,675,241
(e) Cost of foreign currency:	$-	$-
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$31,972,737	$138,949,299	$494,366,321	$202,960,068	$121,245,631	$27,828,876	$139,842,158
1,577,624	-	266,735	-	787,225	389,562	3,177,619
-	-	117,757,708	5,490,535	-	-	-

33,550,361	138,949,299	612,390,764	208,450,603	122,032,856	28,218,438	143,019,777

-	2,801,078	275	1,081,488	-	-	-
-	-	-	-	-	-	25,885

-	7,206	-	-	-	-	1,200,955
-	-	693,000	-	-	-	-
-	-	-	-	-	-	-
-	8,156	-	-	-	-	-
-	8,250	6,673,814	27,702	1,286	-	18,783
-	-	220,000	-	-	-	-
-	-	10,290	-	-	-	-
31,870	1,983,380	1,162,950	1,079,865	60,009	20,133	150,639
-	696	-	2,763	-	-	-
-	-	-	-	-	-	6,553
-	-	320,649	-	-	-	-

33,582,231	143,758,065	621,471,742	210,642,421	122,094,151	28,238,571	144,422,592

-	340,047	-	-	116,411	-	141,399
-	-	1,140,146	-	-	-	-
-	-	2,000,000	1,500,000	-	-	-
-	-	260,269,675	-	-	-	-
-	-	-	-	-	-	-
-	-	-	-	-	-	-
458	51,635	47,092	60,396	116,630	23	112,754
18,559	9,065,018	-	827,725	4,281,922	-	1,081,882
-	-	123,124	-	-	-	-
1,753	16,428	66,841	27,453	24,422	1,474	11,356
-	-	-	247	-	-	-

13,004	69,903	171,943	63,883	65,391	14,578	129,561
4,335	17,476	-	27,379	-	3,644	18,509
1,137	29,095	26,659	21,401	13,803	566	10,311
-	-	-	-	-	-	-
-	-	-	-	-	-	-
52,179	113,301	128,804	104,349	68,734	51,398	551,387

91,425	9,702,903	263,974,284	2,632,833	4,687,313	71,683	2,057,159

$33,490,806	$134,055,162	$357,497,458	$208,009,588	$117,406,838	$28,166,888	$142,365,433

$28,537,196	$142,601,782	$357,993,109	$214,065,383	$89,569,497	$21,737,003	$112,378,397
4,953,610	(8,546,620)	(495,651)	(6,055,795)	27,837,341	6,429,885	29,987,036

$33,490,806	$134,055,162	$357,497,458	$208,009,588	$117,406,838	$28,166,888	$142,365,433

$27,400,236	$140,797,402	$481,907,651	$201,252,020	$95,633,616	$22,429,350	$113,064,981
$1,577,624	$-	$266,735	$-	$787,225	$389,562	$3,177,619
$-	$-	$117,752,854	$5,490,772	$-	$-	$-
$44,581	$9,287,655	$-	$811,209	$18,149,807	$54,671	$5,364,766
$-	$-	$-	$-	$-	$-	$25,878

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2019

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Initial Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$31,840,445	$388,029,133

Shares outstanding (a)	2,612,786	38,481,193

Net asset value, offering price and redemption price per share	$12.19	$10.08

Service Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class I shares:
Net assets	$1,893,946	$10,141,753

Shares outstanding (a)	156,374	1,007,383

Net asset value, offering price and redemption price per share	$12.11	$10.07

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$-	$-	$314,260,761	$-	$94,712,191	$-	$-

-	-	30,561,284	-	10,141,008	-	-

$-	$-	$10.28	$-	$9.34	$-	$-

$31,593,275	$86,650,619	$-	$171,739,656	$-	$27,196,079	$125,191,511

2,547,227	9,057,914	-	17,723,088	-	2,094,426	9,879,042

$12.40	$9.57	$-	$9.69	$-	$12.98	$12.67

$-	$-	$43,236,697	$-	$22,694,647	$-	$-

-	-	4,226,523	-	2,482,523	-	-

$-	$-	$10.23	$-	$9.14	$-	$-

$1,897,531	$47,404,543	$-	$36,269,932	$-	$970,809	$17,173,922

153,583	4,973,154	-	3,746,278	-	75,088	1,354,731

$12.36	$9.53	$-	$9.68	$-	$12.93	$12.68

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2019

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Investment income (Note 2):
Dividends (a)	$356,931	$267,064
Interest (b)	136,849	17,130,377
Securities lending net income	15,927	10,162

Total investment income	509,707	17,407,603

Expenses (Note 3):
Investment advisory fees	177,128	1,681,174
Custody fees	27,836	49,040
Interest expense	-	-
Audit fees	32,399	56,556
Legal fees	5,261	9,903
Proxy fees	1,363	1,357
Shareholder reporting fees	12,306	60,979
Trustees’ fees	1,356	20,110

	257,649	1,879,119
Administration fees:
Class II	41,846	618,442
Service Class I	2,436	11,999
Distribution and Service fees:
Service Class	-	-
Service Class I	4,060	19,998

Total expenses	305,991	2,529,558
Expenses waived (Note 3):
Class II fees reimbursed by adviser	(11,952)	-
Service Class I fees reimbursed by adviser	(695)	-
Class II advisory fees waived	-	-
Service Class I advisory fees waived	-	-

Net expenses:	293,344	2,529,558

Net investment income (loss)	216,363	14,878,045

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	8,089	(21,844)
Futures contracts	3,455,796	-
Swap agreements	-	-
Foreign currency transactions	357	(32)
Forward contracts	(97,627)	-

Net realized gain (loss)	3,366,615	(21,876)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	3,556,424	20,729,688
Futures contracts	1,989,531	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	(765)	-
Forward contracts	132,180	-

Net change in unrealized appreciation (depreciation)	5,677,370	20,729,688

Net realized gain (loss) and change in unrealized appreciation (depreciation)	9,043,985	20,707,812

Net increase (decrease) in net assets resulting from operations	$9,260,348	$35,585,857

(a) Net of foreign withholding tax of:	$2,666	$-
(b) Net of foreign withholding tax of:	$-	$-
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$508,046	$-	$-	$43,041	$1,645,569	$295,941	$2,347,947
16,166	8,546,683	16,712,797	7,205,514	23,002	11,713	64,252
6	75,836	3,395	1,347	43,834	14	30,171

524,218	8,622,519	16,716,192	7,249,902	1,712,405	307,668	2,442,370

141,321	763,476	2,005,903	709,103	722,280	157,623	1,474,251
29,641	78,978	38,715	52,657	30,727	27,857	75,655
-	-	6,283,332	-	-	-	-
32,408	38,889	40,892	39,643	38,074	32,394	64,394
5,307	6,529	13,212	7,705	10,347	5,228	11,136
1,363	1,363	1,363	1,363	1,363	1,363	1,363
12,495	29,846	57,205	38,980	21,480	11,697	24,448
1,465	5,934	17,163	9,499	5,215	1,225	6,616

224,000	925,015	8,457,785	858,950	829,486	237,387	1,657,863

44,488	124,278	-	256,470	-	38,099	186,949
2,619	66,591	-	47,432	-	1,306	23,658

-	-	104,982	-	52,944	-	-
4,365	110,985	-	79,053	-	2,177	39,430

275,472	1,226,869	8,562,767	1,241,905	882,430	278,969	1,907,900

(10,577)	-	-	(1,997)	-	(11,752)	-
(622)	-	-	(403)	-	(403)	-
-	(65,978)	-	-	-	-	(49,851)
-	(35,279)	-	-	-	-	(6,310)

264,273	1,125,612	8,562,767	1,239,505	882,430	266,814	1,851,739

259,945	7,496,907	8,153,425	6,010,397	829,975	40,854	590,631

311,455	(2,648,083)	1,179,224	380,734	769,551	1,388,955	8,182,975
(69,502)	-	(481,644)	(2,436,535)	-	(48,985)	-
-	-	(503,457)	(57,436)	-	-	-
152	(59)	-	-	-	-	(28,132)
-	-	-	-	-	-	65

242,105	(2,648,142)	194,123	(2,113,237)	769,551	1,339,970	8,154,908

4,240,106	9,543,649	19,244,653	3,801,635	24,207,655	4,017,254	22,395,449 *
-	-	29,214	915,716	-	-	-
-	-	1,466,356	109,150	-	-	-
-	-	-	-	-	-	1,754
-	-	-	-	-	-	-

4,240,106	9,543,649	20,740,223	4,826,501	24,207,655	4,017,254	22,397,203

4,482,211	6,895,507	20,934,346	2,713,264	24,977,206	5,357,224	30,552,111

$4,742,156	$14,392,414	$29,087,771	$8,723,661	$25,807,181	$5,398,078	$31,142,742

$2,775	$-	$-	$-	$-	$-	$248,941
$-	$-	$-	$4,890	$-	$-	$-
$-	$-	$-	$-	$-	$-	$(187,651)

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Asset Momentum Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$216,363	$166,003
Net realized gain (loss)	3,366,615	1,134,373
Net change in unrealized appreciation (depreciation)	5,677,370	(6,219,657)

Net increase (decrease) in net assets resulting from operations	9,260,348	(4,919,281)

Distributions to shareholders (Note 2):
Class II	(1,657,921)	(2,557,803)
Service Class I	(93,583)	(151,157)

Total distributions	(1,751,504)	(2,708,960)

Net fund share transactions (Note 5):
Class II	1,657,921	2,557,803
Service Class I	100,596	291,123

Increase (decrease) in net assets from fund share transactions	1,758,517	2,848,926

Total increase (decrease) in net assets	9,267,361	(4,779,315)
Net assets
Beginning of year	24,467,030	29,246,345

End of year	$33,734,391	$24,467,030

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund		MML Equity Rotation Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$14,878,045	$15,813,649	$259,945	$268,908
(21,876)	(5,234,890)	242,105	2,878,743
20,729,688	(11,038,461)	4,240,106	(5,948,845)

35,585,857	(459,702)	4,742,156	(2,801,194)

(14,724,090)	(14,819,194)	(657,606)	(4,188,659)
(274,456)	(177,628)	(34,524)	(231,195)

(14,998,546)	(14,996,822)	(692,130)	(4,419,854)

(52,559,883)	(11,521,018)	657,606	4,188,659
3,527,101	2,036,291	73,105	562,287

(49,032,782)	(9,484,727)	730,711	4,750,946

(28,445,471)	(24,941,251)	4,780,737	(2,470,102)

426,616,357	451,557,608	28,710,069	31,180,171

$398,170,886	$426,616,357	$33,490,806	$28,710,069

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML High Yield Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,496,907	$8,233,454
Net realized gain (loss)	(2,648,142)	(1,643,044)
Net change in unrealized appreciation (depreciation)	9,543,649	(10,924,124)

Net increase (decrease) in net assets resulting from operations	14,392,414	(4,333,714)

Distributions to shareholders (Note 2):
Initial Class	-	-
Class II	(5,130,049)	(5,680,654)
Service Class	-	-
Service Class I	(2,664,581)	(2,513,438)

Total distributions	(7,794,630)	(8,194,092)

Tax return of capital:
Class II	-	(6,656)
Service Class I	-	(2,945)

Total tax return of capital	-	(9,601)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	2,719,177	(7,539,088)
Service Class	-	-
Service Class I	5,213,508	5,034,958

Increase (decrease) in net assets from fund share transactions	7,932,685	(2,504,130)

Total increase (decrease) in net assets	14,530,469	(15,041,537)
Net assets
Beginning of year	119,524,693	134,566,230

End of year	$134,055,162	$119,524,693

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund		MML Short-Duration Bond Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$8,153,425	$11,887,532	$6,010,397	$6,019,662
194,123	(3,068,220)	(2,113,237)	219,108
20,740,223	(14,539,111)	4,826,501	(2,925,035)

29,087,771	(5,719,799)	8,723,661	3,313,735

(7,592,814)	(11,103,254)	-	-
-	-	(5,669,696)	(5,711,370)
(933,563)	(1,280,315)	-	-
-	-	(986,511)	(824,955)

(8,526,377)	(12,383,569)	(6,656,207)	(6,536,325)

-	-	-	-
-	-	-	-

-	-	-	-

(15,902,153)	(49,944,538)	-	-
-	-	(2,604,729)	(38,248,832)
(467,712)	(2,734,289)	-	-
-	-	5,283,556	181,713

(16,369,865)	(52,678,827)	2,678,827	(38,067,119)

4,191,529	(70,782,195)	4,746,281	(41,289,709)

353,305,929	424,088,124	203,263,307	244,553,016

$357,497,458	$353,305,929	$208,009,588	$203,263,307

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Equity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$829,975	$744,910
Net realized gain (loss)	769,551	9,414,671
Net change in unrealized appreciation (depreciation)	24,207,655	(21,256,999)

Net increase (decrease) in net assets resulting from operations	25,807,181	(11,097,418)

Distributions to shareholders (Note 2):
Initial Class	(8,162,126)	(12,792,106)
Class II	-	-
Service Class	(1,918,740)	(2,569,206)
Service Class I	-	-

Total distributions	(10,080,866)	(15,361,312)

Net fund share transactions (Note 5):
Initial Class	(737,342)	2,243,475
Class II	-	-
Service Class	1,383,266	5,572,732
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	645,924	7,816,207

Total increase (decrease) in net assets	16,372,239	(18,642,523)
Net assets
Beginning of year	101,034,599	119,677,122

End of year	$117,406,838	$101,034,599

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund		MML Strategic Emerging Markets Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$40,854	$135,555	$590,631	$462,116
1,339,970	2,021,038	8,154,908	3,052,532
4,017,254	(3,325,522)	22,397,203	(20,263,612)

5,398,078	(1,168,929)	31,142,742	(16,748,964)

-	-	-	-
(38,829)	(930,068)	(320,921)	(170,692)
-	-	-	-
-	(28,951)	(885)	-

(38,829)	(959,019)	(321,806)	(170,692)

-	-	-	-
38,829	930,068	(14,466,841)	31,922,391
-	-	-	-
40,985	231,795	(441,125)	1,317,632

79,814	1,161,863	(14,907,966)	33,240,023

5,439,063	(966,085)	15,912,970	16,320,367

22,727,825	23,693,910	126,452,463	110,132,096

$28,166,888	$22,727,825	$142,365,433	$126,452,463

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended December 31, 2019

MML Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$29,087,771
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(220,434,504)
Investments sold	247,682,209
(Increase) Decrease to the principal amount of inflation-indexed bonds	(5,164,215)
(Purchase) Sale of short-term investments, net	23,550,329
Amortization (Accretion) of discount and premium, net	104,549
(Increase) Decrease in receivable from interest and dividends	485,358
(Increase) Decrease in receivable from open swap agreements, at value	(320,649)
Increase (Decrease) in payable for Trustees’ fees and expenses	(26,515)
Increase (Decrease) in payable for investment advisory fees	(2,733)
Increase (Decrease) in payable for service fee	(929)
Increase (Decrease) in payable for open swap agreements, at value	(1,024,046)
Increase (Decrease) in collateral held for purchased options	(720,000)
Increase (Decrease) in payable for variation margin on open derivative instruments	(189,353)
Increase (Decrease) in payable for accrued expenses and other liabilities	(11,325)
Net change in unrealized (appreciation) depreciation on investments	(19,244,653)
Net realized (gain) loss from investments	(1,179,224)

Net cash from (used in) operating activities	52,592,070

Cash flows from (used in) financing activities:
Proceeds from shares sold	33,114,914
Payment on shares redeemed	(77,431,179)
Net Increase (Decrease) in reverse repurchase agreements	(8,810,420)
Increase (Decrease) in collateral held for reverse repurchase agreements	557,421

Net cash from (used in) financing activities	(52,569,264)

Net increase (decrease) in cash and restricted cash	22,806
Cash and restricted cash at beginning of period	890,469

Cash and restricted cash at end of period	$913,275

Non cash financing activities not included herein consist of:
Reinvestment of distributions	$8,526,377
Cash paid out for interest on reverse repurchase agreements	$6,234,176
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

	December 31, 2018	December 31, 2019
Cash	$22,382	$275
Collateral pledged for open swap agreements	540,000	220,000
Collateral pledged for reverse repurchase agreements	328,087	693,000

Total cash and restricted cash as shown in the Statement of Cash Flows	$890,469	$913,275

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Financial Highlights (For a share outstanding throughout each period)

MML Asset Momentum Fund

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/19	$9.33	$0.08		$3.45	$3.53	$(0.10)	$(0.57)	$-	$(0.67)	$12.19	37.93%		$31,840	1.02%		0.98%		0.75%
12/31/18	12.44	0.07		(2.05)	(1.98)	(0.02)	(1.11)	-	(1.13)	9.33	(16.69%	)	23,087	0.93%		0.80%		0.58%
12/31/17	10.32	0.05		3.40	3.45	(0.18)	(1.15)	-	(1.33)	12.44	33.92%		27,728	0.93%		0.80%		0.45%
12/31/16	9.43	0.02		0.94	0.96	(0.07)	-	-	(0.07)	10.32	10.20%		20,688	0.97%		0.80%		0.25%
12/31/15[g]	10.00	0.00	[d]	(0.56)	(0.56)	(0.00)[d]	-	(0.01)	(0.01)	9.43	(5.62%	)[b]	18,773	1.25%	[a]	0.80%	[a]	0.01%	[a]
Service Class I
12/31/19	$9.28	$0.06		$3.42	$3.48	$(0.08)	$(0.57)	$-	$(0.65)	$12.11	37.51%		$1,894	1.27%		1.23%		0.49%
12/31/18	12.41	0.04		(2.05)	(2.01)	(0.01)	(1.11)	-	(1.12)	9.28	(16.93%	)	1,380	1.18%		1.05%		0.35%
12/31/17	10.29	0.02		3.41	3.43	(0.16)	(1.15)	-	(1.31)	12.41	33.77%		1,519	1.18%		1.05%		0.21%
12/31/16	9.42	0.01		0.92	0.93	(0.06)	-	-	(0.06)	10.29	9.85%		929	1.22%		1.05%		0.13%
12/31/15[g]	10.00	(0.02)		(0.56)	(0.58)	-	-	-	-	9.42	(5.80%	)[b]	232	1.50%	[a]	1.05%	[a]	(0.25%	)[a]

	Year ended December 31				Period ended December 31, 2015[b]
	2019	2018	2017	2016
Portfolio turnover rate	14%	115%	19%	82%	141%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Dynamic Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/19	$9.61	$0.35	$0.48	$0.83	$(0.36)	$-	$(0.36)	$10.08	8.73%		$388,029	0.60%		0.60%[l]		3.55%
12/31/18	9.95	0.34	(0.35)	(0.01)	(0.33)	-	(0.33)	9.61	(0.10%	)	420,344	0.59%		0.59%	[l]	3.52%
12/31/17	9.89	0.30	0.14	0.44	(0.34)	(0.04)	(0.38)	9.95	4.45%		447,146	0.59%		0.59%	[l]	3.00%
12/31/16	9.71	0.33	0.15	0.48	(0.30)	-	(0.30)	9.89	4.94%		421,624	0.59%		0.59%	[l]	3.27%
12/31/15[g]	10.00	0.17	(0.30)	(0.13)	(0.16)	-	(0.16)	9.71	(1.34%	)[b]	400,385	0.61%	[a]	0.60%	[a]	2.78%	[a]
Service Class I
12/31/19	$9.59	$0.33	$0.48	$0.81	$(0.33)	$-	$(0.33)	$10.07	8.53%		$10,142	0.85%		0.85%[l]		3.28%
12/31/18	9.93	0.32	(0.35)	(0.03)	(0.31)	-	(0.31)	9.59	(0.33%	)	6,272	0.84%		0.84%	[l]	3.30%
12/31/17	9.88	0.28	0.12	0.40	(0.31)	(0.04)	(0.35)	9.93	4.11%		4,412	0.84%		0.84%	[l]	2.77%
12/31/16	9.71	0.31	0.14	0.45	(0.28)	-	(0.28)	9.88	4.67%		2,907	0.84%		0.84%	[l]	3.14%
12/31/15[g]	10.00	0.15	(0.29)	(0.14)	(0.15)	-	(0.15)	9.71	(1.45%	)[b]	382	0.86%	[a]	0.85%	[a]	2.39%	[a]

	Year ended December 31				Period ended December 31, 2015[b]
	2019	2018	2017	2016
Portfolio turnover rate	54%	68%	100%	79%	106%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Rotation Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/19	$10.89	$0.10	$1.67	$1.77	$(0.05)	$(0.21)	$-	$(0.26)	$12.40	16.50%		$31,593	0.86%		0.83%		0.84%
12/31/18	13.89	0.12	(1.23)	(1.11)	(0.12)	(1.77)	-	(1.89)	10.89	(8.86%	)	27,112	0.75%		0.65%		0.86%
12/31/17	11.28	0.10	3.30	3.40	(0.10)	(0.69)	-	(0.79)	13.89	30.09%		29,745	0.76%		0.65%		0.79%
12/31/16	9.71	0.13	1.57	1.70	(0.13)	-	-	(0.13)	11.28	17.48%		22,878	0.76%		0.65%		1.28%
12/31/15[g]	10.00	0.07	(0.29)	(0.22)	(0.06)	-	(0.01)	(0.07)	9.71	(2.18%	)[b]	19,462	0.96%	[a]	0.65%	[a]	1.06%	[a]
Service Class I
12/31/19	$10.85	$0.07	$1.67	$1.74	$(0.02)	$(0.21)	$-	$(0.23)	$12.36	16.30%		$1,898	1.11%		1.08%		0.59%
12/31/18	13.85	0.08	(1.22)	(1.14)	(0.09)	(1.77)	-	(1.86)	10.85	(9.10%	)	1,598	1.00%		0.90%		0.61%
12/31/17	11.27	0.07	3.28	3.35	(0.08)	(0.69)	-	(0.77)	13.85	29.68%		1,435	1.01%		0.90%		0.57%
12/31/16	9.71	0.09	1.58	1.67	(0.11)	-	-	(0.11)	11.27	17.22%		431	1.01%		0.90%		0.92%
12/31/15[g]	10.00	0.05	(0.28)	(0.23)	(0.06)	-	(0.00)[d]	(0.06)	9.71	(2.32%	)[b]	127	1.21%	[a]	0.90%	[a]	0.80%	[a]

	Year ended December 31				Period ended December 31, 2015[b]
	2019	2018	2017	2016
Portfolio turnover rate	172%	102%	63%	90%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/19	$9.07	$0.57	$0.52	$1.09	$(0.59)	$-	$-	$(0.59)	$9.57	12.25%		$86,651	0.88%	0.80%	5.98%
12/31/18	10.01	0.62	(0.94)	(0.32)	(0.62)	-	(0.00)[d]	(0.62)	9.07	(3.40%	)	79,542	0.85%	0.75%	6.29%
12/31/17	9.93	0.69	0.11	0.80	(0.67)	-	(0.05)	(0.72)	10.01	8.22%		95,599	0.84%	0.74%	6.71%
12/31/16	9.17	0.71	0.76	1.47	(0.71)	-	-	(0.71)	9.93	16.48%		95,180	0.84%	0.74%	7.42%
12/31/15	9.98	0.65	(0.74)	(0.09)	(0.66)	(0.06)	(0.00)[d]	(0.72)	9.17	(1.13%	)	113,880	0.83%	0.71%	6.56%
Service Class I
12/31/19	$9.04	$0.54	$0.52	$1.06	$(0.57)	$-	$-	$(0.57)	$9.53	11.86%		$47,405	1.13%	1.05%	5.73%
12/31/18	9.97	0.59	(0.92)	(0.33)	(0.60)	-	(0.00)[d]	(0.60)	9.04	(3.54%	)	39,983	1.10%	1.00%	6.04%
12/31/17	9.90	0.66	0.11	0.77	(0.66)	-	(0.04)	(0.70)	9.97	7.88%		38,967	1.09%	0.99%	6.45%
12/31/16	9.14	0.69	0.75	1.44	(0.68)	-	-	(0.68)	9.90	16.25%		30,946	1.09%	0.99%	7.19%
12/31/15	9.95	0.62	(0.73)	(0.11)	(0.64)	(0.06)	(0.00)[d]	(0.70)	9.14	(1.39%	)	26,416	1.08%	0.97%	6.31%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	54%	39%	63%	59%	70%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets (including Interest Expense)[p]	Ratio of expenses to average daily net assets (excluding Interest Expense)	Net investment income (loss) to average daily net assets (including Interest Expense)[p]
Initial Class
12/31/19	$9.72	$0.23	$0.58	$0.81	$(0.25)	$-	$-	$(0.25)	$10.28	8.31%		$314,261	2.34%	0.60%	2.29%
12/31/18	10.16	0.30	(0.43)	(0.13)	(0.31)	-	-	(0.31)	9.72	(1.29%	)	311,927	2.08%	0.60%	2.97%
12/31/17	10.18	0.24	0.08	0.32	(0.28)	-	(0.06)	(0.34)	10.16	3.21%		377,984	1.50%	0.59%	2.33%
12/31/16	9.92	0.21	0.30	0.51	(0.25)	-	-	(0.25)	10.18	5.10%		375,135	1.13%	0.60%	2.00%
12/31/15	10.18	0.06	(0.20)	(0.14)	(0.12)	-	-	(0.12)	9.92	(1.41%	)	380,221	0.84%	0.59%	0.58%
Service Class
12/31/19	$9.68	$0.20	$0.58	$0.78	$(0.23)	$-	$-	$(0.23)	$10.23	8.05%		$43,237	2.59%	0.85%	2.02%
12/31/18	10.12	0.27	(0.42)	(0.15)	(0.29)	-	-	(0.29)	9.68	(1.54%	)	41,379	2.33%	0.85%	2.72%
12/31/17	10.14	0.21	0.09	0.30	(0.26)	-	(0.06)	(0.32)	10.12	2.96%		46,104	1.75%	0.84%	2.08%
12/31/16	9.87	0.18	0.31	0.49	(0.22)	-	-	(0.22)	10.14	4.90%		47,025	1.38%	0.85%	1.77%
12/31/15	10.14	0.03	(0.20)	(0.17)	(0.10)	-	-	(0.10)	9.87	(1.65%	)	47,818	1.09%	0.84%	0.33%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	44%	51%	34%	41%	50%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

p

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/19	$9.59	$0.29	$0.13	$0.42	$(0.32)	$-	$-	$(0.32)	$9.69	4.45%	$171,740	0.57%	0.57%	[k]	3.00%
12/31/18	9.73	0.26	(0.11)	0.15	(0.29)	-	-	(0.29)	9.59	1.53%	172,577	0.56%	0.55%		2.66%
12/31/17	9.75	0.20	0.05	0.25	(0.27)	-	(0.00)[d]	(0.27)	9.73	2.55%	213,602	0.55%	0.55%	[k]	2.08%
12/31/16	9.70	0.18	0.09	0.27	(0.22)	-	-	(0.22)	9.75	2.80%	203,294	0.56%	0.55%		1.84%
12/31/15	9.84	0.17	(0.08)	0.09	(0.23)	-	-	(0.23)	9.70	0.93%	155,210	0.55%	0.55%	[k]	1.73%
Service Class I
12/31/19	$9.58	$0.27	$0.13	$0.40	$(0.30)	$-	$-	$(0.30)	$9.68	4.17%	$36,270	0.82%	0.82%	[k]	2.76%
12/31/18	9.72	0.23	(0.11)	0.12	(0.26)	-	-	(0.26)	9.58	1.29%	30,686	0.81%	0.80%		2.42%
12/31/17	9.74	0.18	0.04	0.22	(0.24)	-	(0.00)[d]	(0.24)	9.72	2.29%	30,951	0.80%	0.80%	[k]	1.83%
12/31/16	9.69	0.16	0.09	0.25	(0.20)	-	-	(0.20)	9.74	2.55%	31,787	0.81%	0.80%		1.60%
12/31/15	9.83	0.15	(0.08)	0.07	(0.21)	-	-	(0.21)	9.69	0.68%	24,101	0.80%	0.80%	[k]	1.48%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	53%	54%	51%	96%	51%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$8.17	$0.07	$1.96	$2.03	$(0.05)	$(0.81)	$(0.86)	$9.34	26.46%	$94,712	0.74%	0.79%
12/31/18	10.30	0.07	(0.82)	(0.75)	(0.05)	(1.33)	(1.38)	8.17	(10.19%)	82,609	0.71%	0.66%
12/31/17	9.45	0.06	1.27	1.33	(0.09)	(0.39)	(0.48)	10.30	14.37%	102,033	0.71%	0.64%
12/31/16	8.27	0.10	1.37	1.47	(0.09)	(0.20)	(0.29)	9.45	18.21%	97,747	0.72%	1.21%
12/31/15	10.64	0.09	(0.73)	(0.64)	(0.09)	(1.64)	(1.73)	8.27	(5.63%)	89,557	0.71%	0.89%
Service Class
12/31/19	$8.01	$0.05	$1.91	$1.96	$(0.02)	$(0.81)	$(0.83)	$9.14	26.15%	$22,695	0.99%	0.54%
12/31/18	10.13	0.04	(0.80)	(0.76)	(0.03)	(1.33)	(1.36)	8.01	(10.41%)	18,425	0.96%	0.41%
12/31/17	9.31	0.04	1.24	1.28	(0.07)	(0.39)	(0.46)	10.13	14.08%	17,644	0.96%	0.40%
12/31/16	8.15	0.08	1.35	1.43	(0.07)	(0.20)	(0.27)	9.31	17.92%	13,279	0.97%	0.96%
12/31/15	10.52	0.06	(0.72)	(0.66)	(0.07)	(1.64)	(1.71)	8.15	(5.87%)	11,155	0.96%	0.67%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	27%	50%	47%	63%	40%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Special Situations Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/19	$10.51	$0.02	$2.47	$2.49	$(0.02)	$-	$-	$(0.02)	$12.98	23.68%		$27,196	1.05%		1.01%		0.16%
12/31/18	11.52	0.07	(0.62)	(0.55)	(0.06)	(0.40)	-	(0.46)	10.51	(4.83%	)	21,976	0.94%		0.80%		0.55%
12/31/17	9.71	0.01	1.82	1.83	(0.02)	-	-	(0.02)	11.52	18.82%		23,093	0.94%		0.80%		0.13%
12/31/16	8.43	0.04	1.30	1.34	(0.04)	-	(0.02)	(0.06)	9.71	15.84%		19,441	0.93%		0.80%		0.43%
12/31/15[g]	10.00	(0.00)[d]	(1.57)	(1.57)	-	-	(0.00)[d]	(0.00)[d]	8.43	(15.67%	)[b]	16,776	1.13%	[a]	0.80%	[a]	(0.07%	)[a]
Service Class I
12/31/19	$10.47	$(0.01)	$2.47	$2.46	$-	$-	$-	$-	$12.93	23.50%		$971	1.30%		1.26%		(0.09%	)
12/31/18	11.49	0.03	(0.61)	(0.58)	(0.04)	(0.40)	-	(0.44)	10.47	(5.13%	)	752	1.19%		1.05%		0.29%
12/31/17	9.69	(0.01)	1.81	1.80	-	-	-	-	11.49	18.58%		601	1.19%		1.05%		(0.13%	)
12/31/16	8.42	0.02	1.29	1.31	(0.03)	-	(0.01)	(0.04)	9.69	15.54%		359	1.18%		1.05%		0.18%
12/31/15[g]	10.00	(0.02)	(1.56)	(1.58)	-	-	-	-	8.42	(15.80%	)[b]	183	1.38%	[a]	1.05%	[a]	(0.30%	)[a]

	Year ended December 31				Period ended December 31, 2015[b]
	2019	2018	2017	2016
Portfolio turnover rate	62%	33%	48%	74%	87%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/19	$10.12	$0.05		$2.53	$2.58	$(0.03)	$(0.03)	$12.67	25.53%		$125,192	1.33%	1.29%	0.45%
12/31/18	11.57	0.05		(1.48)	(1.43)	(0.02)	(0.02)	10.12	(12.40%	)	112,363	1.57%	1.35%	0.41%
12/31/17	8.64	0.02		2.92	2.94	(0.01)	(0.01)	11.57	34.02%		95,374	1.50%	1.37%	0.23%
12/31/16	8.15	0.02		0.51	0.53	(0.04)	(0.04)	8.64	6.49%		86,289	1.50%	1.40%	0.29%
12/31/15	9.63	0.03		(1.41)	(1.38)	(0.10)	(0.10)	8.15	(14.23%	)	84,356	1.60%	1.40%	0.34%
Service Class I
12/31/19	$10.13	$0.02		$2.53	$2.55	$(0.00)[d]	$(0.00)[d]	$12.68	25.18%		$17,174	1.58%	1.54%	0.19%
12/31/18	11.59	0.02		(1.48)	(1.46)	-	-	10.13	(12.60%	)	14,089	1.82%	1.60%	0.15%
12/31/17	8.66	(0.00)[d]		2.93	2.93	-	-	11.59	33.83%		14,758	1.75%	1.62%	(0.04%	)
12/31/16	8.17	0.00	[d]	0.51	0.51	(0.02)	(0.02)	8.66	6.24%		9,913	1.75%	1.65%	0.03%
12/31/15	9.65	0.01		(1.41)	(1.40)	(0.08)	(0.08)	8.17	(14.46%	)	8,409	1.85%	1.65%	0.09%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	31%	38%	36%	32%	39%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are nine series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Asset Momentum Fund (“Asset Momentum Fund”)

MML Dynamic Bond Fund (“Dynamic Bond Fund”)

MML Equity Rotation Fund (“Equity Rotation Fund”)

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small Cap Equity Fund (“Small Cap Equity Fund”)

MML Special Situations Fund (“Special Situations Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

[1]

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Financial Statements (Continued)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Equity Rotation Fund, Small Cap Equity Fund, and Special Situations Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2019. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2019, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3	Total
Asset Momentum Fund
Asset Investments
Common Stock	$5,307,246	$2,605,354	*	$-	$7,912,600
U.S. Treasury Obligations	-	7,963,109		-	7,963,109
Mutual Funds	17,560,649	-		-	17,560,649
Short-Term Investments	-	5,798,441		-	5,798,441
Purchased Options	160,000	-		-	160,000

Total Investments	$23,027,895	$16,366,904		$-	$39,394,799

Asset Derivatives
Futures Contracts	$677,644	$-		$-	$677,644
Forward Contracts	-	1,731		-	1,731

Total	$677,644	$1,731		$-	$679,375

Dynamic Bond Fund
Asset Investments
Bank Loans	$-	$9,770,494		$-	$9,770,494
Corporate Debt	-	112,977,973		-	112,977,973
Municipal Obligations	-	455,410		-	455,410
Non-U.S. Government Agency Obligations	-	92,151,851		-	92,151,851
Sovereign Debt Obligations	-	2,396,293		-	2,396,293
U.S. Government Agency Obligations and Instrumentalities	-	77,458,209		-	77,458,209
U.S. Treasury Obligations	-	99,395,331		-	99,395,331
Mutual Funds	1,196,038	-		-	1,196,038
Short-Term Investments	-	6,989,640		-	6,989,640

Total Investments	$1,196,038	$401,595,201		$-	$402,791,239

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
High Yield Fund
Asset Investments
Common Stock	$191,606	$294,378	$-	+**	$485,984
Preferred Stock	-	-	-	+**	-
Bank Loans	-	9,729,800	-		9,729,800
Corporate Debt	-	119,667,707	-		119,667,707
Warrants	-	-	790	**	790
Mutual Funds	9,065,018	-	-		9,065,018

Total Investments	$9,256,624	$129,691,885	$790		$138,949,299

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$1,545,759	$-		$1,545,759
Municipal Obligations	-	52,380	-		52,380
Non-U.S. Government Agency Obligations	-	175,272,782	-		175,272,782
U.S. Government Agency Obligations and Instrumentalities	-	5,131,273	-		5,131,273
U.S. Treasury Obligations	-	310,456,037	-		310,456,037
Purchased Options	-	1,908,090	-		1,908,090
Short-Term Investments	-	118,024,443	-		118,024,443

Total Investments	$-	$612,390,764	$-		$612,390,764

Asset Derivatives
Futures Contracts	$179,916	$-	$-		$179,916
Swap Agreements	-	684,023	-		684,023

Total	$179,916	$684,023	$-		$863,939

Liability Derivatives
Futures Contracts	$(221,551)	$-	$-		$(221,551)
Swap Agreements	-	(123,124)	-		(123,124)

Total	$(221,551)	$(123,124)	$-		$(344,675)

Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$77,087,846	$-		$77,087,846
Municipal Obligations	-	466,500	-		466,500
Non-U.S. Government Agency Obligations	-	113,861,950	-		113,861,950
U.S. Government Agency Obligations and Instrumentalities	-	3,977,468	-		3,977,468
U.S. Treasury Obligations	-	5,268,457	-		5,268,457
Purchased Options	-	1,470,122	-		1,470,122
Mutual Funds	827,725	-	-		827,725
Short-Term Investments	-	5,490,535	-		5,490,535

Total Investments	$827,725	$207,622,878	$-		$208,450,603

Asset Derivatives
Futures Contracts	$497,588	$-	$-		$497,588

Liability Derivatives
Futures Contracts	$(298,948)	$-	$-		$(298,948)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Bermuda	$2,718,047	$1,413,118	$-	$4,131,165
Brazil	1,993,194	2,795,811	-	4,789,005
Cayman Islands	19,214,225	12,548,310	-	31,762,535
Chile	-	1,276,456	-	1,276,456
China	-	6,913,409	-	6,913,409
Colombia	809,530	-	-	809,530
Egypt	-	812,485	-	812,485
France	-	8,095,842	-	8,095,842
Hong Kong	-	7,571,051	-	7,571,051
India	-	15,303,577	-	15,303,577
Indonesia	-	1,410,026	-	1,410,026
Italy	-	2,809,794	-	2,809,794
Mexico	10,066,960	-	-	10,066,960
Netherlands	1,558,247	7,531	-	1,565,778
Philippines	-	3,100,707	-	3,100,707
Republic of Korea	-	3,699,132	-	3,699,132
Russia	6,699	10,808,530	-	10,815,229
South Africa	-	3,338,400	-	3,338,400
Taiwan	-	7,619,236	-	7,619,236
Thailand	604,425	-	-	604,425
Turkey	-	1,893,258	-	1,893,258
United Kingdom	-	1,529,879	-	1,529,879
United States	4,229,325	-	-	4,229,325
Preferred Stock*
Brazil	-	2,405,916	-	2,405,916
India	38,400	-	-	38,400
Singapore	-	-	2,160,355	2,160,355
Mutual Funds	1,081,882	-	-	1,081,882
Rights	-	8,401	-	8,401
Short-Term Investments	-	3,177,619	-	3,177,619

Total Investments	$42,320,934	$98,538,488	$2,160,355	$143,019,777

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

+	Represents a security at $0 value as of December 31, 2019.

For certain Fund(s) the Statement of Assets and Liabilities show any applicable Fund(s) receivables from collateral pledged for reverse repurchase agreements and collateral pledged for open swap agreements, as well as, any applicable liabilities for investments purchased on a when-issued basis, collateral held for reverse repurchase agreements, collateral held for open purchased options, reverse repurchase agreements, amounts due to custodian, and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of December 31, 2019.

The Funds, with the exception of the Dynamic Bond Fund, High Yield Fund, and Short-Duration Bond Fund, had no Level 3 transfers during the year ended December 31, 2019. The Dynamic Bond Fund, High Yield Fund, and Short-Duration Bond Fund had Level 3 transfers during the year ended December 31, 2019; however, none of the transfers individually or collectively had a material impact on the Dynamic Bond Fund, High Yield Fund, or Short-Duration Bond Fund.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/18	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 12/31/19	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/19
Strategic Emerging Markets Fund
Preferred Stock	$-	$-	$-	$-	$2,160,355	$-	$-	$-	$2,160,355	$-

The Strategic Emerging Markets Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Strategic Emerging Markets Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Strategic Emerging Markets Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Preferred Stock — $ 2,160,355
Grab Holdings, Inc.	$2,160,355	Market Approach	Market Transaction	$6.16

Total	$2,160,355

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

Notes to Financial Statements (Continued)

At December 31, 2019, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Momentum Fund
Asset Derivatives
Purchased Options*	$-	$160,000	$-	$-	$160,000
Forward Contracts*	-	-	1,731	-	1,731
Futures Contracts^^	-	677,644	-	-	677,644

Total Value	$-	$837,644	$1,731	$-	$839,375

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(97,627)	$-	$(97,627)
Futures Contracts	-	3,455,796	-	-	3,455,796

Total Realized Gain (Loss)	$-	$3,455,796	$(97,627)	$-	$3,358,169

Change in Appreciation (Depreciation)##
Purchased Options	$-	$96,000	$-	$-	$96,000
Forward Contracts	-	-	132,180	-	132,180
Futures Contracts	-	1,989,531	-	-	1,989,531

Total Change in Appreciation (Depreciation)	$-	$2,085,531	$132,180	$-	$2,217,711

Equity Rotation Fund
Realized Gain (Loss)#
Futures Contracts	$-	$(69,502)	$-	$-	$(69,502)

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$1,908,090	$1,908,090
Futures Contracts^^	-	-	-	179,916	179,916
Swap Agreements*	-	-	-	320,649	320,649
Swap Agreements^^,^^^	-	-	-	363,374	363,374

Total Value	$-	$-	$-	$2,772,029	$2,772,029

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(221,551)	$(221,551)
Swap Agreements^	-	-	-	(123,124)	(123,124)

Total Value	$-	$-	$-	$(344,675)	$(344,675)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$304,673	$304,673
Futures Contracts	-	-	-	(481,644)	(481,644)
Swap Agreements	(80,626)	-	-	(422,831)	(503,457)

Total Realized Gain (Loss)	$(80,626)	$-	$-	$(599,802)	$(680,428)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(385,723)	$(385,723)
Futures Contracts	-	-	-	29,214	29,214
Swap Agreements	278,186	-	-	1,188,170	1,466,356

Total Change in Appreciation (Depreciation)	$278,186	$-	$-	$831,661	$1,109,847

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$1,470,122	$1,470,122
Futures Contracts^^	-	-	-	497,588	497,588

Total Value	$-	$-	$-	$1,967,710	$1,967,710

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(298,948)	$(298,948)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$248,369	$248,369
Futures Contracts	-	-	-	(2,436,535)	(2,436,535)
Swap Agreements	(28,334)	-	-	(29,102)	(57,436)

Total Realized Gain (Loss)	$(28,334)	$-	$-	$(2,217,268)	$(2,245,602)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(297,943)	$(297,943)
Futures Contracts	-	-	-	915,716	915,716
Swap Agreements	109,150	-	-	-	109,150

Total Change in Appreciation (Depreciation)	$109,150	$-	$-	$617,773	$726,923

Special Situations Fund
Realized Gain (Loss)#
Futures Contracts	$-	$(48,985)	$-	$-	$(48,985)

Strategic Emerging Markets Fund
Realized Gain (Loss)#
Forward Contracts	$-	$-	$65	$-	$65

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps, which are not subject to a master netting agreement or similar agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, or swap agreements, as applicable.
##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, or swap agreements, as applicable.

Notes to Financial Statements (Continued)

For the year ended December 31, 2019, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions
Asset Momentum Fund	145	$2,917,148	$-	3,200	$-
Equity Rotation Fund	13	-	-	-	-
Inflation-Protected and Income Fund	97	-	96,406,667	-	49,363,750
Short-Duration Bond Fund	1,025	-	1,331,429	-	37,727,500
Special Situations Fund	19	-	-	-	-
Strategic Emerging Markets Fund	-	6,281	-	-	-

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, and purchased swaptions, or shares/units outstanding for purchased options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2019.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of a Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of December 31, 2019. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of December 31, 2019.

Asset Valuation Inputs

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Asset Momentum Fund
HSBC Bank USA	$1,731	$-	$-	$1,731

Inflation-Protected and Income Fund
Bank of America N.A.	$52,962	$(52,962)	$-	$-
Barclays Bank PLC	1,245,493	-	(1,245,493)	-
Credit Suisse International	662,597	-	(662,597)	-
Goldman Sachs International	267,687	-	(259,803)	7,884

	$2,228,739	$(52,962)	$(2,167,893)	$7,884

Short-Duration Bond Fund
Barclays Bank PLC	$702,697	$-	$(700,000)	$2,697
Credit Suisse International	767,425	-	(767,425)	-

	$1,470,122	$-	$(1,467,425)	$2,697

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of December 31, 2019.

Liability Valuation Inputs

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Inflation-Protected and Income Fund
Bank of America N.A.	$(123,124)	$52,962	$70,162	$-

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2019, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

Notes to Financial Statements (Continued)

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer

Notes to Financial Statements (Continued)

of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate

Notes to Financial Statements (Continued)

for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Notes to Financial Statements (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

Notes to Financial Statements (Continued)

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2019, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Notes to Financial Statements (Continued)

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

The following table is a summary of the Fund(s) open reverse repurchase transactions which are subject to an MRA or a similar agreement on a net basis at December 31, 2019:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged*	Net Amount
Inflation-Protected and Income Fund
BNP Paribas S.A.	$(62,699,000)	$62,699,000	$-	$-
CIBC	(47,250,950)	47,250,950
Daiwa Securities	(53,363,750)	53,363,750	-	-
HSBC Bank USA	(58,978,529)	58,978,529	-	-
Morgan Stanley & Co. LLC	(37,305,000)	37,305,000	-	-

	$(259,597,229)	$259,597,229	$-	$-

*

Collateral with a value of $265,210,445 has been pledged in connection with open reverse repurchase transactions. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

During the year ended December 31, 2019, the average balance outstanding for open reverse repurchase agreements for the Inflation-Protected and Income Fund was $252,237,628. The maximum balance outstanding for the Inflation-Protected and Income Fund was $268,456,805 during the year ended December 31, 2019. The weighted average maturity was 51 days, at a weighted average interest rate of 2.491%.

Average balance outstanding was calculated based on daily balances outstanding during the period that the Inflation-Protected and Income Fund had entered into reverse repurchase transactions.

Notes to Financial Statements (Continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase transactions in relation to the reverse repurchase agreements on the Statements of Assets and Liabilities is as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Inflation-Protected and Income Fund
U.S. Treasury Obligations	$-	$100,614,700	$158,982,529	$-	$259,597,229

Total Borrowings	$-	$100,614,700	$158,982,529	$-	$259,597,229

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2019, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Notes to Financial Statements (Continued)

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended December 31, 2019, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

The Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Notes to Financial Statements (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Dynamic Bond Fund, High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the Asset Momentum Fund, Equity Rotation Fund, Small Cap Equity Fund, Special Situations Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Asset Momentum Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Dynamic Bond Fund	0.40% on the first $1 billion; and
0.35% on any excess over $1 billion
Equity Rotation Fund	0.45% on the first $500 million; and
0.40% on any excess over $500 million
High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Short-Duration Bond Fund	0.35% on the first $300 million; and
0.30% on any excess over $300 million
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Special Situations Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Strategic Emerging Markets Fund	1.05% on the first $500 million; and
1.00% on any excess over $500 million

Notes to Financial Statements (Continued)

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers based upon each Fund’s average daily net assets, at the following annual rates:

Asset Momentum Fund	0.475%
Equity Rotation Fund	0.30%
High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Short-Duration Bond Fund	0.08%
Special Situations Fund	0.45%

Effective at the close of business on May 24, 2019, Invesco Advisers, Inc. (“Invesco”), replaced OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, as subadviser to the Small Cap Equity Fund and the Strategic Emerging Markets Fund. MML Advisers has entered into investment subadvisory agreements with Invesco, pursuant to which Invesco serves as the subadviser to each Fund. These agreements provide that Invesco manage the investment and reinvestment of the assets of each Fund. Invesco receives a subadvisory fee from MML Advisers, based upon the average daily net assets of each Fund.

Prior to the close of business on May 24, 2019, MML Advisers had entered into investment subadvisory agreements with OFI on behalf of the Small Cap Equity Fund and the Strategic Emerging Markets Fund. These agreements provided that OFI manage the investment and reinvestment of the assets of the Funds. OFI received a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Small Cap Equity Fund	0.25%
Strategic Emerging Markets Fund	0.70%

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, DoubleLine Capital, LP (“DoubleLine”), pursuant to which DoubleLine serves as the subadviser to the Dynamic Bond Fund. This agreement provides that DoubleLine manage the investment and reinvestment of the assets of the Fund. DoubleLine receives a subadvisory fee from MassMutual based upon the average daily net assets of the Fund.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

For the Asset Momentum Fund, Dynamic Bond Fund, Equity Rotation Fund, High Yield Fund, Short-Duration Bond Fund, Special Situations Fund, and Strategic Emerging Markets Fund, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
Asset Momentum Fund	0.15%	0.15%
Dynamic Bond Fund	0.15%	0.15%
Equity Rotation Fund	0.15%	0.15%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.15%	0.15%
Special Situations Fund	0.15%	0.15%
Strategic Emerging Markets Fund	0.15%	0.15%

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Strategic Emerging Markets Fund*	1.35%	1.60%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2020.

Prior to May 1, 2019, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class II	Service Class I
Asset Momentum Fund	0.80%	1.05%
Dynamic Bond Fund	0.60%	0.85%
Equity Rotation Fund	0.65%	0.90%
Short-Duration Bond Fund	0.55%	0.80%
Special Situations Fund	0.80%	1.05%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

MML Advisers waived 0.10% of the advisory fee of the High Yield Fund through April 30, 2019. Effective May 1, 2019, MML Advisers has agreed to waive 0.07% of the advisory fee of the High Yield Fund through April 30, 2020.

MML Advisers has agreed to voluntarily waive 0.04% of the advisory fee of the Strategic Emerging Markets Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2019, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Asset Momentum Fund	$7,955,781	$888,179	$3,000,000	$2
Dynamic Bond Fund	124,422,236	92,386,488	144,758,595	116,554,231
Equity Rotation Fund	-	53,446,037	-	50,937,840
High Yield Fund	-	74,383,337	-	65,681,878
Inflation-Protected and Income Fund	114,396,898	106,037,606	128,183,080	119,672,120
Short-Duration Bond Fund	11,952,554	93,446,697	8,177,170	100,852,687
Small Cap Equity Fund	-	29,871,742	-	36,544,091
Special Situations Fund	-	20,305,784	-	15,610,791
Strategic Emerging Markets Fund	-	42,110,318	-	54,441,678

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

Purchases
Small Cap Equity Fund	$14,624
Strategic Emerging Markets Fund	17,767

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Asset Momentum Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	137,816	1,657,921	246,853	2,557,803
Redeemed	-	-	-	-

Net increase (decrease)	137,816	$1,657,921	246,853	$2,557,803

Asset Momentum Fund Service Class I
Sold	15,169	$172,205	25,716	$309,067
Issued as reinvestment of dividends	7,831	93,583	14,727	151,157
Redeemed	(15,399)	(165,192)	(14,056)	(169,101)

Net increase (decrease)	7,601	$100,596	26,387	$291,123

Notes to Financial Statements (Continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Dynamic Bond Fund Class II
Sold	2,486,863	$24,624,642	1,466,284	$14,480,002
Issued as reinvestment of dividends	1,472,138	14,724,090	1,532,895	14,819,194
Redeemed	(9,204,024)	(91,908,615)	(4,213,885)	(40,820,214)

Net increase (decrease)	(5,245,023)	$(52,559,883)	(1,214,706)	$(11,521,018)

Dynamic Bond Fund Service Class I
Sold	400,531	$3,994,057	281,696	$2,740,006
Issued as reinvestment of dividends	27,478	274,456	18,425	177,628
Redeemed	(74,418)	(741,412)	(90,546)	(881,343)

Net increase (decrease)	353,591	$3,527,101	209,575	$2,036,291

Equity Rotation Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	57,537	657,606	347,932	4,188,659
Redeemed	-	-	-	-

Net increase (decrease)	57,537	$657,606	347,932	$4,188,659

Equity Rotation Fund Service Class I
Sold	13,914	$164,106	35,629	$484,337
Issued as reinvestment of dividends	3,062	34,524	19,355	231,195
Redeemed	(10,618)	(125,525)	(11,388)	(153,245)

Net increase (decrease)	6,358	$73,105	43,596	$562,287

High Yield Fund Class II
Sold	2,120,691	$20,335,685	431	$4,247
Issued as reinvestment of dividends	538,310	5,130,049	591,969	5,687,310
Redeemed	(2,371,349)	(22,746,557)	(1,375,346)	(13,230,645)

Net increase (decrease)	287,652	$2,719,177	(782,946)	$(7,539,088)

High Yield Fund Service Class I
Sold	920,037	$8,754,054	915,670	$8,967,463
Issued as reinvestment of dividends	280,545	2,664,581	263,189	2,516,383
Redeemed	(652,228)	(6,205,127)	(661,278)	(6,448,888)

Net increase (decrease)	548,354	$5,213,508	517,581	$5,034,958

Inflation-Protected and Income Fund Initial Class
Sold	3,300,920	$33,165,216	3,487,180	$34,922,361
Issued as reinvestment of dividends	741,556	7,592,814	1,122,241	11,103,254
Redeemed	(5,582,605)	(56,660,183)	(9,718,069)	(95,970,153)

Net increase (decrease)	(1,540,129)	$(15,902,153)	(5,108,648)	$(49,944,538)

Inflation-Protected and Income Fund Service Class
Sold	649,088	$6,580,148	596,678	$5,917,708
Issued as reinvestment of dividends	91,684	933,563	129,905	1,280,315
Redeemed	(791,028)	(7,981,423)	(1,007,377)	(9,932,312)

Net increase (decrease)	(50,256)	$(467,712)	(280,794)	$(2,734,289)

Short-Duration Bond Fund Class II
Sold	2,432,078	$23,653,689	1,481,517	$14,402,901
Issued as reinvestment of dividends	585,428	5,669,696	592,658	5,711,370
Redeemed	(3,291,038)	(31,928,114)	(6,028,871)	(58,363,103)

Net increase (decrease)	(273,532)	$(2,604,729)	(3,954,696)	$(38,248,832)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Service Class I
Sold	1,506,957	$14,628,910	1,226,437	$11,855,406
Issued as reinvestment of dividends	101,973	986,511	85,713	824,955
Redeemed	(1,066,207)	(10,331,865)	(1,292,508)	(12,498,648)

Net increase (decrease)	542,723	$5,283,556	19,642	$181,713

Small Cap Equity Fund Initial Class
Sold	497,375	$4,508,334	405,551	$4,090,986
Issued as reinvestment of dividends	1,011,971	8,162,126	1,219,087	12,792,106
Redeemed	(1,482,987)	(13,407,802)	(1,420,496)	(14,639,617)

Net increase (decrease)	26,359	$(737,342)	204,142	$2,243,475

Small Cap Equity Fund Service Class
Sold	324,752	$2,884,498	551,091	$5,383,342
Issued as reinvestment of dividends	242,830	1,918,740	249,416	2,569,206
Redeemed	(385,124)	(3,419,972)	(242,579)	(2,379,816)

Net increase (decrease)	182,458	$1,383,266	557,928	$5,572,732

Special Situations Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	3,024	38,829	86,549	930,068
Redeemed	-	-	-	-

Net increase (decrease)	3,024	$38,829	86,549	$930,068

Special Situations Fund Service Class I
Sold	8,036	$100,115	26,412	$320,267
Issued as reinvestment of dividends	-	-	2,702	28,951
Redeemed	(4,760)	(59,130)	(9,618)	(117,423)

Net increase (decrease)	3,276	$40,985	19,496	$231,795

Strategic Emerging Markets Fund Class II
Sold	1,341,680	$15,011,572	4,375,527	$49,023,980
Issued as reinvestment of dividends	29,362	320,921	15,159	170,692
Redeemed	(2,590,677)	(29,799,334)	(1,533,517)	(17,272,281)

Net increase (decrease)	(1,219,635)	$(14,466,841)	2,857,169	$31,922,391

Strategic Emerging Markets Fund Service Class I
Sold	199,744	$2,290,189	414,288	$4,680,720
Issued as reinvestment of dividends	81	885	-	-
Redeemed	(236,412)	(2,732,199)	(296,650)	(3,363,088)

Net increase (decrease)	(36,587)	$(441,125)	117,638	$1,317,632

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2019, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asset Momentum Fund	$35,744,420	$3,800,278	$(149,899)	$3,650,379
Dynamic Bond Fund	393,917,256	15,197,322	(6,323,339)	8,873,983
Equity Rotation Fund	28,991,518	4,929,537	(370,694)	4,558,843
High Yield Fund	141,239,663	5,780,546	(8,070,910)	(2,290,364)
Inflation-Protected and Income Fund	602,758,317	11,357,666	(1,725,219)	9,632,447
Short-Duration Bond Fund	207,276,650	2,948,539	(1,774,586)	1,173,953
Small Cap Equity Fund	96,012,732	30,476,616	(4,456,492)	26,020,124
Special Situations Fund	22,841,798	7,011,847	(1,635,207)	5,376,640
Strategic Emerging Markets Fund	117,007,008	30,028,769	(4,016,000)	26,012,769

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2019, for federal income tax purposes, there were no unused capital losses.

At December 31, 2019 the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Dynamic Bond Fund	$1,630,004	$5,416,897
High Yield Fund	352,064	5,917,633
Inflation-Protected and Income Fund	2,107,985	8,884,494
Short-Duration Bond Fund	851,776	6,470,222

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
Asset Momentum Fund	$268,383	$1,483,121
Dynamic Bond Fund	14,998,546	-
Equity Rotation Fund	128,591	563,539
High Yield Fund	7,794,630	-
Inflation-Protected and Income Fund	8,526,377	-
Short-Duration Bond Fund	6,656,207	-
Small Cap Equity Fund	1,463,827	8,617,039
Special Situations Fund	38,829	-
Strategic Emerging Markets Fund	321,806	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Momentum Fund	$347,841	$2,361,119	$-
Dynamic Bond Fund	14,996,822	-	-
Equity Rotation Fund	278,900	4,140,954	-
High Yield Fund	8,194,092	-	9,601
Inflation-Protected and Income Fund	12,383,569	-	-
Short-Duration Bond Fund	6,536,325	-	-
Small Cap Equity Fund	3,814,954	11,546,358	-
Special Situations Fund	132,626	826,393	-
Strategic Emerging Markets Fund	170,692	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2019:

Amount
Strategic Emerging Markets Fund	$226,891

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2019, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Asset Momentum Fund	$110,862	$1,342,699	$(1,428)	$3,649,088
Dynamic Bond Fund	1,155,876	(7,046,901)	(25,216)	8,873,983
Equity Rotation Fund	130,914	265,361	(1,508)	4,558,843
High Yield Fund	28,854	(6,269,697)	(15,413)	(2,290,364)

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Inflation-Protected and Income Fund	$367,444	$(10,992,479)	$(63,962)	$10,193,346
Short-Duration Bond Fund	118,091	(7,321,998)	(25,841)	1,173,953
Small Cap Equity Fund	849,411	991,346	(23,540)	26,020,124
Special Situations Fund	2,923	1,051,589	(1,267)	5,376,640
Strategic Emerging Markets Fund	549,224	3,746,056	(10,247)	25,702,003

During the year ended December 31, 2019, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Asset Momentum Fund	$-	$68,217	$(68,217)
Dynamic Bond Fund	-	(352,507)	352,507
Equity Rotation Fund	(109)	90	19
High Yield Fund	-	(332,699)	332,699
Inflation-Protected and Income Fund	-	(62,431)	62,431
Short-Duration Bond Fund	-	(610,038)	610,038
Small Cap Equity Fund	(6,111)	119,106	(112,995)
Special Situations Fund	(1,165)	111	1,054
Strategic Emerging Markets Fund	-	31,773	(31,773)

The Funds did not have any unrecognized tax benefits at December 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 is effective for the fiscal year ended December 31, 2019. Management has implemented the applicable changes, and they did not have a material impact on the Funds’ financial statements.

Notes to Financial Statements (Continued)

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of ASU 2018-13 and has early adopted the disclosure requirements and the impact, if any, is reflected within the Funds’ financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amount sought to be recovered from the Small Cap Equity Fund is approximately $93,500, plus interest and the Official Committee’s court costs.

The Fund cannot predict the outcome of this proceeding. Accordingly, the Fund has not accrued any amounts related to this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Trustee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund (collectively, the “Funds,” certain of the funds constituting MML Series Investment Fund II):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2019, the related statements of operations of the Funds for the year then ended, the statement of cash flows for MML Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets of the Funds for each of the two years in the period then ended, and the financial highlights of the Funds for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the cash flows of MML Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds	Financial Highlights
MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, and MML Strategic Emerging Markets Fund	For each of the five years in the period ended December 31, 2019
MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, and MML Special Situations Fund	For the four years in the period ended December 31, 2019, and the period from May 15, 2015 (commencement of operations) through December 31, 2015

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating

Report of Independent Registered Public Accounting Firm (Continued)

the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and year of birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	109	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee Chairman	Since 2005 2006-2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2005	Retired.	109	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2012	Retired.	109	Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2005	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	109	Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company.	111^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa A. Hassara^^ Year of birth: 1962	Trustee	Since 2017	Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109	Director (since 2017), MML Advisers; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^^ Year of birth: 1945	Trustee	Since 2012	Retired.	111^	Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109

Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk	Since 2008 2005- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	109

Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	109

Douglas Steele Year of birth: 1975	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	109

Eric H. Wietsma Year of birth: 1966	President Vice President	Since 2019 2006- 2019	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2019, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Asset Momentum Fund	10.98%
Equity Rotation Fund	100.00%
Short-Duration Bond Fund	0.64%
Small Cap Equity Fund	52.28%
Special Situations Fund	100.00%
Strategic Emerging Markets Fund	2.28%

For the year ended December 31, 2019, the following Fund(s) earned the following foreign sources of income:

Amount
Strategic Emerging Markets Fund	$2,566,114

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2019,:

Qualified Dividend Income
Short-Duration Bond Fund	$43,041

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

For periods ending on or after March 31, 2019, the Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2019

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2019:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2019.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Asset Momentum Fund
Class II	$1,000	1.06%	$1,123.90	$5.74	$1,020.10	$5.46
Service Class I	1,000	1.30%	1,122.30	7.03	1,018.90	6.69
Dynamic Bond Fund
Class II	1,000	0.60%	1,021.20	3.09	1,022.40	3.09
Service Class I	1,000	0.86%	1,020.70	4.43	1,021.10	4.43
Equity Rotation Fund
Class II	1,000	0.92%	1,061.60	4.83	1,020.80	4.74
Service Class I	1,000	1.17%	1,060.40	6.14	1,019.50	6.02
High Yield Fund
Class II	1,000	0.82%	1,036.80	4.26	1,021.30	4.22
Service Class I	1,000	1.07%	1,034.60	5.55	1,020.00	5.51

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Initial Class	$1,000	2.25%	$1,019.90	$11.58	$1,014.00	$11.55
Service Class	1,000	2.50%	1,018.30	12.86	1,012.70	12.82
Short-Duration Bond Fund
Class II	1,000	0.59%	1,017.30	3.03	1,022.50	3.04
Service Class I	1,000	0.84%	1,015.20	4.31	1,021.20	4.33
Small Cap Equity Fund
Initial Class	1,000	0.74%	1,091.50	3.94	1,021.70	3.81
Service Class	1,000	1.00%	1,090.10	5.33	1,020.40	5.15
Special Situations Fund
Class II	1,000	1.11%	1,041.60	5.77	1,019.80	5.71
Service Class I	1,000	1.36%	1,040.20	7.07	1,018.50	6.99
Strategic Emerging Markets Fund
Class II	1,000	1.24%	1,082.10	6.58	1,019.20	6.38
Service Class I	1,000	1.50%	1,081.10	7.95	1,017.80	7.71

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2019, multiplied by the average account value over the period, multiplied by 186 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, Connecticut 06082-1981

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-48369-00

Item 2. Code of Ethics.

As of December 31, 2019, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2019, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2019 and 2018 were $425,231 and $207,072, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2019 and 2018. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2019 and 2018.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2019 and 2018 were $89,142 and $88,955, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2019 and 2018.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2019 and 2018. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2019 and 2018.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2019 and 2018 were pre-approved by the committee.

(2) Not applicable.
(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2019 and 2018 were $1,977,093 and 8,544,513, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 2/24/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 2/24/2020

By (Signature and Title)	/s/Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date 2/24/2020